As filed with the Securities and Exchange Commission on June 7, 2021
Securities Act File No. 333-254316

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 3	☒
Post-Effective Amendment No.	☐

Owl Rock Technology Finance Corp.
(Exact Name of Registrant as Specified in Charter)

399 Park Avenue, 38th Floor
New York, New York 10022
(Address of Principal Executive Offices)
(212) 419-3000
(Registrant’s Telephone Number, including Area Code)
Alan Kirshenbaum
c/o Owl Rock Technology Finance Corp.
399 Park Avenue, 38th Floor
New York, New York 10022
(Name and Address of Agent for Service)

WITH COPIES TO:
Cynthia M. Krus, Esq. Kristin H. Burns, Esq. Eversheds Sutherland (US) LLP 700 Sixth Street, NW Washington, DC 20004 Tel: (202) 383-0100 Fax: (202) 637-3593	William J. Tuttle, Esq. Erin M. Lett, Esq. Proskauer Rose LLP 1001 Pennsylvania Avenue, NW Suite 600 South Washington, D.C. 20004 Tel: (202) 416-6800

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☐ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:
☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:            .
☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:            .
☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
Check each box that appropriately characterizes the Registrant:
☐ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
% Notes due 2027	$500,000,000	$500,000,000	$54,550(2)

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(2)
Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to completion, dated June 7, 2021
PRELIMINARY PROSPECTUS
Owl Rock Technology Finance Corp.
    % Notes Due 2027

We are offering $      million in aggregate principal amount of    % notes due 2027, which we refer to as the Notes. The Notes will mature on      , 2027. We will pay interest on the Notes on      and      of each year, beginning      , 2022. We may redeem the Notes in whole or in part at any time or from time to time at the redemption price discussed under the caption “Description of the Notes — Optional Redemption” in this prospectus. In addition, holders of the Notes can require us to repurchase the Notes at 100% of their principal amount upon the occurrence of a Change of Control Repurchase Event (as defined herein). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.
The Notes will be our direct unsecured obligations and rank pari passu, or equal, in right of payment with all outstanding and future unsecured unsubordinated indebtedness issued by us. As of March 31, 2021, we had $1,692 million of debt outstanding of which $985 million was unsecured and unsubordinated indebtedness and $707 million was secured indebtedness.
We invest in a broad range of established and high growth technology companies that are capitalizing on the large and growing demand for technology products and services. These companies use technology extensively to improve business processes, applications and opportunities or seek to grow through technological developments and innovations. These companies operate in technology-related industries or sectors which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology, and internet and digital media. Within each industry or sector, we intend to invest in companies that are developing or offering goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.
We are advised by Owl Rock Technology Advisors LLC (the “Adviser”) pursuant to an investment advisory agreement. The Adviser is an indirect subsidiary of Blue Owl Capital Inc. (“Blue Owl”) (NYSE:OWL) and part of Owl Rock, a division of Blue Owl focused on direct lending. We expect to leverage Owl Rock’s relationships and existing origination capabilities to focus our investments in companies with an enterprise value of at least $50 million and that are backed by venture capital firms or private equity firms that are active investors in and have an expertise in technology companies and technology-related industries. Our target investments will typically range in size between $20 million and $500 million. Our expected portfolio composition will be majority debt or income producing securities, with a lesser allocation to equity or equity-linked opportunities. We anticipate that generally any equity or equity-linked securities we hold will be minority positions. Our investment size will vary with the size of our capital base and we anticipate that our average investment size will be 1-2% of our portfolio. Generally, no individual portfolio company is expected to comprise greater than 5% of our portfolio; however, from time to time certain of our investments may comprise greater than 5% of our portfolio.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans (as defined below), with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders. These investments may include high-yield bonds and broadly-syndicated loans. In addition, we generally do not intend to invest more than 20% of our total assets in companies whose principal place of business is outside the United States, although we do not generally intend to invest in companies whose principal place of business is in an emerging market. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements.
We are an “emerging growth company,” as defined in Section 2(a) of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and are subject to reduced public company reporting requirements.

Investing in the Notes involves a high degree of risk. Before buying any Notes, you should read the discussion of the material risks of investing in the Notes, including the risk of leverage, in “Risk Factors” beginning on page 22 of this prospectus.
This prospectus contains important information you should know before investing in the Notes. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 399 Park Avenue, 38th floor, New York, NY 10022, calling us at (212) 419-3000 or visiting our corporate website located at www.owlrockbdcs.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.
THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
	Per Note	Total
Public offering price(1)
Underwriting discount (sales load)	1.000%
Proceeds to us, before expenses(2)

(1)
The public offering price set forth above does not include accrued interest, if any. Interest on the Notes must be paid by the purchaser if the Notes are delivered after           , 2021.

(2)
We estimate that we will incur offering expenses of approximately $850 thousand in connection with this offering.

Delivery of the Notes in book-entry only form through The Depository Trust Company will be made on or about      , 2021.
Joint Book-Running Managers
SMBC Nikko	Deutsche Bank Securities	ING	J.P. Morgan	MUFG	RBC Capital Markets	Truist Securities
The date of this prospectus is           , 2021.

We have not, and the underwriters have not, authorized anyone to give you any information other than in this prospectus, and we take no responsibility for any other information that others may give you. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

i

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in the Notes. You should read this entire prospectus before investing in the Notes. Throughout this prospectus we refer to Owl Rock Technology Finance Corp. as “we,” “us,” “our,” or the “Company” and to “Owl Rock Technology Advisors LLC,” our investment adviser, as “the Adviser” or “our Adviser.”
Owl Rock Technology Finance Corp.
Owl Rock Technology Finance Corp. is a Maryland corporation formed on July 12, 2018. We are focused primarily on originating and making debt and equity investments in technology-related companies based primarily in the United States. We originate and invest in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. Our investment objective is to maximize total return by generating current income from our debt investments and other income producing securities, and capital appreciation from our equity and equity-linked investments. Since our Adviser’s affiliates began investment activities in April 2016 through March 31, 2021, our Adviser and its affiliates have originated approximately $29.8 billion aggregate principal amount of investments across multiple industries, of which $27.8 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates.
We are advised by the Adviser pursuant to an investment advisory agreement. The Adviser is an indirect subsidiary of Blue Owl Capital Inc. (“Blue Owl”) (NYSE:OWL) and part of Owl Rock, a division of Blue Owl focused on direct lending. We expect to leverage Owl Rock’s relationships and existing origination capabilities to focus our investments in companies with an enterprise value of at least $50 million and that are backed by venture capital firms or private equity firms that are active investors in and have an expertise in technology companies and technology-related industries. Our target investments will typically range in size between $20 million and $500 million. Our expected portfolio composition will be majority debt or income producing securities, with a lesser allocation to equity or equity-linked opportunities. We anticipate that generally any equity or equity-linked securities we hold will be minority positions. Our investment size will vary with the size of our capital base and we anticipate that our average investment size will be 1-2% of our entire portfolio with no investment size greater than 5%; however, from time to time certain of our investments may comprise greater than 5% of our portfolio.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans (as defined below), with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders. These investments may include high-yield bonds and broadly-syndicated loans. In addition, we generally do not intend to invest more than 20% of our total assets in companies whose principal place of business is outside the United States, although we do not generally intend to invest in companies whose principal place of business is in an emerging market. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
We conduct private offerings (each, a “Private Offering”) of our common shares to accredited investors in reliance on exemptions from the registration requirements of the Securities Act. At the closing of each Private Offering, each investor makes a capital commitment (a “Capital Commitment”) to purchase shares of our common stock pursuant to a subscription agreement entered into with us. Until the earlier of an Exchange Listing (as defined below) and the end of the Commitment Period (as defined below), investors are required to fund drawdowns to purchase shares of our common stock up to the amount of their respective Capital Commitment on an as-needed basis each time we deliver a drawdown notice to our investors. The initial closing of the Private Offering occurred on August 10, 2018 (the “Initial Closing”). As of March 31, 2021, we had $3.1 billion in total Capital Commitments from investors ($1.5 billion undrawn), of which $80.2 million is from entities affiliated with or related to the Adviser ($38.6 million undrawn).

Prior to the listing of our common stock on a national securities exchange (an “Exchange Listing”), the Adviser may, in its sole discretion, permit one or more additional closings (“Subsequent Closings”) as additional Capital Commitments are obtained (the conclusion of all Subsequent Closings, if any, the “Final Closing”). The “Commitment Period” will continue until the earlier of the (i) five-year anniversary of the Final Closing and (ii) the seven-year anniversary of the Initial Closing. If we have not consummated an Exchange Listing by the end of the Commitment Period, subject to extension for two additional one-year periods, in the sole discretion of our board of directors (the “Board”), the Board (subject to any necessary shareholder approvals and applicable requirements of the 1940 Act) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve the Company in an orderly manner.
We are an externally managed, closed-end, management investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a RIC under the Code for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 20% of our total assets in companies whose principal place of business is outside the United States. See “Regulation” and “Certain U.S. Federal Income Tax Considerations”.
We generally intend to distribute, out of assets legally available for distribution, substantially all of our available earnings, on a quarterly basis, as determined by our Board in its sole discretion.
To achieve our investment objective, we will leverage the Adviser’s investment team’s extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that we will achieve our investment objective.
We may borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage up to two-thirds of our assets). We have entered into a subscription line revolving credit facility (the “Subscription Credit Facility”), a senior secured revolving credit agreement (the “Revolving Credit Agreement”), a special purpose vehicle asset credit facility or SPV drop down facility (the “SPV Asset Facility I”), and a term debt securitization transaction (the “CLO Transaction”), also known as a collateralized loan obligation and in the future may enter into additional facilities. The SPV Asset Facility I is a financing facility pursuant to which we formed a wholly owned subsidiary (the “SPV’’), which entered into a credit agreement. We periodically sell and contribute investments to the SPV and the SPV uses the proceeds from the credit agreement to finance the purchase of assets, including from us. In addition, we have issued 6.75% unsecured notes maturing in 2025 (the “June 2025 Notes”) in a private placement in June 2020, 4.75% unsecured notes maturing in 2025 (the “December 2025 Notes”) in a private placement in September 2020, and 3.75% unsecured notes maturing in 2026 (the "June 2026 Notes") in a private placement in December 2020. We expect to use our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio, proceeds from the Private Offerings, the sale of the June 2025 Notes, the December 2025 Notes and the June 2026 Notes, and the proceeds of the Notes issued hereby to finance our investment objective. See “Regulation” for discussion of BDC regulation and other regulatory considerations. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Debt.”
Investment Portfolio
As of March 31, 2021, based on fair value, our portfolio consisted of 71.9% first lien senior secured debt investments, 4.2% second lien senior secured debt investments, 13.7% unsecured debt investments and 10.2% equity investments. As of March 31, 2021, 91.5% of our debt investments based on fair value bear interest at a floating rate, subject to interest rate floors, in certain cases.
As of March 31, 2021, we had investments in 55 portfolio companies with an aggregate fair value of $3.2 billion. As of March 31, 2021, our portfolio was invested across 17 different industries. The largest industries in our portfolio as of March 31, 2021 were business services and data and information services, which represented, as a percentage of our portfolio, 16.3% and 14.2%, respectively, based on fair value.
Corporate Structure
From time to time, we may form wholly owned subsidiaries to facilitate our normal course of business.

Our portfolio is subject to diversification and other requirements because we have elected to be regulated as a BDC under the 1940 Act and have elected to be treated as a RIC for U.S. federal income tax purposes. We made our BDC election on August 10, 2018. We intend to maintain these elections. See “Regulation” for more information on these requirements.
The following chart depicts our ownership structure:

Owl Rock Technology Finance Corp.
(Maryland Corporation)
100%
100%
Financing Entities(1)
Investing Entities(1)

(1)
From time to time, we may form wholly owned subsidiaries to facilitate our normal course of business.

The Adviser and the Administrator — Owl Rock Technology Advisors LLC
Owl Rock Technology Advisors LLC serves as our investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) between us and the Adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). On May 19, 2021, Owl Rock Capital Group, LLC (“Owl Rock Capital Group”), and Dyal Capital Partners (“Dyal”) consummated their previously announced merger to form Blue Owl Capital Inc. (“Blue Owl”) and Blue Owl (NYSE:OWL) entered the public market via its acquisition by Altimar Acquisition Corporation, formerly a special purpose acquisition company (“Altimar”) (the “Transaction”). See “— Recent Developments.”
Owl Rock, a division of Blue Owl focused on direct lending, is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. The Adviser’s investment team (the “Investment Team”) is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and Investment Committee. The investment committee (the “Investment Committee”) is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, Alexis Maged, Erik Bissonnette and Pravin Vazirani. The Adviser has limited operating history. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations and provides investment advisory and management services to us.
The Adviser is affiliated with Owl Rock Capital Advisors LLC (“ORCA”), Owl Rock Diversified Advisors LLC (“ORDA”) and Owl Rock Private Fund Advisors LLC (“ORPFA” and together with the Adviser, ORCA and ORDA, the “Owl Rock Advisors”). See “The Company — Owl Rock Technology Advisors LLC.”
The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. See “— Affiliated Transactions,” and “Certain Relationships and Related Transactions, and Director Independence — Policies and Procedures for Managing Conflicts.”
The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees from portfolio companies. See “Risk Factors — Risks Related to the Adviser and its Affiliates — Risks Related to our Adviser and its Affiliates — The Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we invest.” and “Relationships and Related Transactions, and Director Independence — Co-Investment Opportunities.”
Investment Advisory Agreement
On August 10, 2018, we entered into an investment advisory agreement (the “Original Investment Advisory Agreement”) with the Adviser. On May 18, 2021, we entered into the Investment Advisory Agreement, which amended and restated the Original Investment Advisory Agreement and became effective on May 19, 2021 upon consummation of the Transaction. See “— Recent Developments.” Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals. See “Management and Other Agreements — Investment Advisory Agreement” for further information.
Administration Agreement
The Adviser serves as our Administrator pursuant to an Administration Agreement between us and the Advisor which was entered into on August 10, 2018 (the “Original Administration Agreement”) and as amended and restated on May 18, 2021 (the “Administration Agreement”). See “— Recent Developments.” Under the terms of the Administration Agreement, the Adviser performs, or oversees, the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Administration Agreement also provides that we reimburse the Adviser for certain organization costs incurred prior to the commencement of our operations, and for certain offering costs. We reimburse the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for it by such affiliate or third party. See “Management and Other Agreements — Administration Agreement” for further information.
Market Trends
We believe the technology investment lending environment provides opportunities for us to meet our goal of making investments that generate an attractive total return based on a combination of the following factors, which continue to remain true in the current environment, with the economic shutdown resulting from the COVID-19 national health emergency:
Limited Availability of Capital for Technology Companies.   We believe that technology companies have limited access to capital, driven by a reduction in activity from commercial and investment banks, and a lack of dedicated pools of capital focused on technology companies. Traditional lenders, such as commercial and investment banks, generally do not have flexible product offerings that meet the needs of technology-related companies. In recent years, many commercial and investment banks have focused their efforts and resources on lending to large corporate clients and managing capital markets transactions rather than lending to technology-related companies. In addition, these lenders may be constrained in their ability to underwrite and hold loans and high yield securities, as well as their ability to provide equity financing, as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of scaled market participants that are willing to provide and hold meaningful amounts of a customized financing solution for technology companies. As a result, we believe our focus on technology-related companies and our ability to invest across the capital structure, coupled with a limited supply of capital providers, presents an attractive opportunity to invest in technology companies.
Capital Markets Have Been Unable to Fill the Void Left by Banks.   While underwritten bond and syndicated loan markets have been robust in recent years, many technology companies are less able to access these markets for reasons including the following:

High Yield Market — Many technology companies generally are not issuing debt in an amount large enough to be an attractively sized bond. High yield bonds are generally purchased by institutional investors who, among other things, are highly focused on the liquidity characteristics of the bond being issued. For example, mutual funds and exchange traded funds (“ETFs”) are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to technology companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.
Syndicated Loan Market — Loan issue size and liquidity are key drivers of institutional appetite and, correspondingly, underwriters’ willingness to underwrite the loans. Loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis.
Robust Demand for Debt Capital.   According to 451 Research’s M&A KnowledgeBase, there was approximately $1.8 trillion of mergers and acquisitions activity in the technology and software industries from 2015 through 2020. We believe technology companies will continue to require access to capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.5 trillion as of June 2019, coupled with a growing focus on technology investing by private equity sponsors, will continue to drive deal activity. We expect that technology companies, private equity sponsors, venture capital firms, and entrepreneurs will continue to seek partners to provide flexible financing for their businesses with debt and equity investments provided by companies such as us.
Technology Spend is Large and Increasing.   According to Gartner, a research and advisory company, global technology spend was $3.7 trillion in 2019 and is expected to grow to more than $4.3 trillion by 2023. We believe global demand for technology products and services will continue to grow rapidly, and that that growth will stimulate demand for capital from technology companies.
Attractive Investment Dynamics.   An imbalance between the supply of, and demand for, capital creates attractive pricing dynamics. With respect to the debt investments in technology companies, we believe the directly negotiated nature of such financings generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender protective change of control provisions. Further, we believe that historical default rates for technology and software companies have been lower, and recovery rates have been higher, as compared to the broader leveraged finance market, leading to lower cumulative losses. With respect to equity and equity-linked investments, we will seek to structure these investments with meaningful shareholder protections, including, but not limited to, anti-dilution, anti-layering, and liquidation preferences, which we believe will create the potential for meaningful risk-adjusted long-term capital gains in connection with the future liquidity events of these technology companies. Lastly, we believe that in the current environment, with the economic shutdown resulting from the COVID-19 national health emergency, lenders with available capital may be able to take advantage of attractive investment opportunities as the economy reopens and may be able to achieve improved economic spreads and documentation terms.
Compelling Business Models.   We believe that the products and services that technology companies provide often have high switching costs and are fundamental to the operations and success of their customers. We generally invest in dominant or growing players in niche markets that are selling products to established customer bases. As a result, technology companies have attributes that make them compelling investments, including strong customer retention rates, and highly recurring and predictable revenue. Further, technology companies are typically highly capital efficient, with limited capital expenditures and high free cash flow conversion. In addition, the replicable nature of technology products creates substantial operating leverage which typically results in strong profitability.
We believe that software businesses make compelling investments because they are inherently diversified into a variety of sectors due to end market applications and have been one of the more defensive sectors throughout economic cycles.
Attractive Opportunities in Investments in Technology Companies.   We invest in the debt and equity of technology companies. We believe that opportunities in the debt of technology companies are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are generally secured by the issuer’s assets, which may provide protection in the event of a default.
We believe that opportunities in the equity of technology companies are significant because of the potential to generate meaningful capital appreciation by participating in the growth in the portfolio company and the demand for its products and services. Moreover, we believe that the high-growth profile of a technology company will generally make it a more attractive candidate for a liquidity event than a company in a non-high growth industry.
Potential Competitive Advantages
We believe that the Adviser’s disciplined approach to origination, fundamental investment analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:
Dedicated Pool of Capital.   From a deal sourcing perspective, having a pool of capital dedicated to technology investing should enable us to be a more relevant partner to sponsors and management teams who seek this type of financing for their deals.
Additionally, our dedicated industry focus will be supported by a team with a track record of success investing in technology businesses. The Adviser’s network of deep industry relationships creates a substantial information advantage that informs and augments its due diligence process. This unique positioning should further drive entrenchment with sponsors as the Adviser will typically be viewed as a value-added partner during the diligence and investment lifecycle of our businesses.
We believe that there is currently an opportunity for us to be a “first mover” as a specialized debt financing provider in the technology sector. We believe the space to be underserved and we are not aware of other entities currently serving the sector that have large pools of capital dedicated to the space and that do not operate competing businesses.
Experienced Team with Expertise Across all Levels of the Corporate Capital Structure.   The members of the Investment Committee have an average of 20 years of experience in private lending and investing at all levels of a company’s capital structure, including in high yield securities, leveraged loans, high yield credit derivatives, distressed securities, and equity securities, as well as experience in operations, corporate finance and mergers and acquisitions. The members of the Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. In addition, the Adviser opened an office on the West Coast to better serve financial sponsors operating in the technology sector. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of technology companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments.

Distinctive Origination Platform.   We anticipate that a substantial majority of our investments will be sourced directly and that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries. The Investment Team is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors, venture capital firms, entrepreneurs, and companies.
The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. We believe the Adviser’s ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors. In addition, as a result of the Transaction, we believe that we will benefit from (i) the potential for enhanced investment sourcing capabilities as a result of the combination of the Adviser’s and Dyal’s relationships with the alternative asset management community, (ii) increased opportunities for the Adviser to utilize its resources and its relationships with the financial sponsor community and service providers and an increased pipeline of deal opportunities, (iii) attendant benefits to the investing process, including enhanced resources available for our investment activity, and (iv) the enhanced ability for the Adviser to attract and retain highly talented professionals, each at no additional cost to us.
Since its inception through March 31, 2021, the Adviser and its affiliates have reviewed over 5,200 opportunities and sourced potential investment opportunities from over 500 private equity sponsors and venture capital firms. The Company believes that the Adviser will receive “early looks” and “last looks” based on its relationships, allowing it to be highly selective in the transactions it pursues.
Provide Customized Financing Complementary to Financial Sponsors’ Capital.   We intend to offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology companies. We offer customized financing solutions ranging from senior debt to equity capital. Unlike many of our competitors that we believe are restricted to smaller investment sizes and only invest in companies that fit a specific set of investment parameters, we have the scale and flexibility to structure our investments to suit the particular needs of our portfolio companies. As a result, we believe that our capital will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor.
Potential Long-Term Investment Horizon.   We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments in technology companies. We intend to invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g., open-ended mutual funds and ETFs).
Disciplined Investment Philosophy.   The Adviser intends to employ an investment approach focused on rigorous due diligence and underwriting, a highly selective and multi-stage investment decision process, and ongoing portfolio monitoring. The investment approach will focus on quantitative and qualitative factors, with particular emphasis on early detection of potential deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.
Active Portfolio Monitoring.   The Adviser will closely monitor the investments in our portfolio and take a proactive approach to identifying and addressing sector- or company-specific risks. The Adviser will receive and review detailed financial information from portfolio companies no less than quarterly and seek to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. We anticipate that many of our debt investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk. In addition, the Adviser has built out its portfolio management team to include workout experts who closely monitor our portfolio companies and assess each portfolio company’s operational and liquidity exposure and outlook. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company, which we believe will allow us to closely monitor the performance of our portfolio companies.

Structure of Investments
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.
Debt Investments.   The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser will negotiate the structure of each investment to protect our rights and manage our risk. We intend to invest in the following types of debt:
•
First-lien debt.   First-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, “last out” first lien loans, “unitranche” loans and secured corporate bonds with similar features to these categories of first-lien loans. As of March 31, 2021, 50% of our first lien debt was comprised of unitranche loans.

•
Stand-alone first lien loans.   Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

•
“Last out” first-lien / unitranche loans.   Unitranche loans combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first-lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first lien-loans rank below standalone first-lien loans.

•
Second-lien debt.   Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

•
Mezzanine debt.   Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments, which could be paid-in-kind, and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

Equity Investments
Our investment in a portfolio company could be or may include an equity-linked interest, such as a warrant or profit participation right. In certain instances, we will also make direct equity investments, although those situations are generally limited to those cases where we are making an investment in a more senior part of the capital structure of the issuer. We anticipate that generally any equity or equity-linked securities we hold will be minority positions.
Operating and Regulatory Structure
We are an externally-managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we have elected to be treated and intend to qualify each year as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations”. Our investment activities are managed by our Adviser and supervised by our Board, a majority of whom are independent of our Adviser and its affiliates. As a BDC, we will be required to comply with certain regulatory requirements. See “Regulation”.
Use of Leverage
The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions. On August 7, 2018, our Adviser, as our sole initial shareholder, approved a proposal that allows us to reduce our asset coverage ratio from 200% to 150%. As a result, we are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the common stock if our asset coverage, as defined in the 1940 Act, would at least be equal to 150% immediately after each such issuance. The reduced asset coverage requirement permits us to double the amount of leverage we can incur which means that we can incur leverage equal to twice the amount of our assets less all liabilities and indebtedness not represented by senior securities. For example, under a 150% asset coverage ratio, we may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio, we may only borrow $1 for investment purposes for every $1 of investor equity. See “Regulation — Senior Securities”.
In any period, our interest expense will depend largely on the extent of our borrowing and we expect interest expense will increase as we increase our leverage over time subject to the limits of the 1940 Act. In addition, we may dedicate assets to financing facilities.
We have entered into the Subscription Credit Facility, the Revolving Credit Facility and the SPV Asset Facility I and in the future may enter into additional credit facilities. In addition, we have issued the June 2025 Notes, the December 2025 Notes, and the June 2026 Notes. In addition, as of March 31, 2021, we had entered into the CLO Transaction and in the future may enter into additional collateral loan obligations. As of March 31, 2021, we had $1.7 billion of debt outstanding, with $1.2 billion available under our existing credit facilities. As of March 31, 2021, our asset coverage ratio was 205%.
See “Risk Factors — Risks Related to Our Business — To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses”; “Risk Factors — Risks Related to Business Development Companies — Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage”; “The Company — General”; and “Regulation”.
Conflicts of Interests
We have entered into both the Investment Advisory Agreement and the Administration Agreement with the Adviser. Pursuant to the Investment Advisory Agreement, we will pay the Adviser a base management fee and an incentive fee. See “Management and Other Agreements — Compensation of the Adviser” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.
Our executive officers, certain of our directors and certain other finance professionals of Owl Rock also serve as executives of the Owl Rock Advisers and certain of our officers and directors and professionals of Owl Rock and the Owl Rock Advisers are officers of Blue Owl Securities LLC and Blue Owl. In addition, our executive officers and directors and the members of the Adviser and members of its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective.
We may compete with entities managed by the Adviser as well as entities managed by the other Owl Rock Advisers, including Owl Rock Capital Corporation, Owl Rock Capital Corporation II, Owl Rock Capital Corporation III, Owl Rock Core Income Corp. and other funds managed by the Adviser or its affilliates (together with the Company, the “Owl Rock Clients’’), for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made the Owl Rock Clients. However, in order for the Adviser to fulfill its fiduciary duty to us and any of its future clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Owl Rock Advisers’ investment allocation policy, so that we are not disadvantaged in relation to any other client, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. In addition, expenses may be incurred that are attributable to us and other entities managed by the Adviser and its affiliates, including the Owl Rock Clients.
Allocation of Investment Opportunities
The Owl Rock Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Owl Rock Advisers intend to allocate common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Owl Rock Advisers and the Investment Advisory Agreement.
The Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Owl Rock Advisers’ allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Owl Rock Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Owl Rock Advisers’ investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
The Owl Rock Advisers’ investment allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its or its affiliates’ similar fiduciary obligations to other clients, including the Owl Rock Clients; however, there can be no assurance that the Owl Rock Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Owl Rock Advisers’ investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including the Owl Rock Clients. In making this assessment, the Owl Rock Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Owl Rock Advisers may afford prior decisions precedential value.
Pursuant to the Owl Rock Advisers’ investment allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Owl Rock Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Owl Rock Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.
Exemptive Relief
We rely on exemptive relief, that has been granted by the SEC to ORCA and certain of its affiliates, to co-invest with other funds managed by the Adviser or its affiliates, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the independent members of the Board of Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. We may also rely on an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs, pursuant to which, through December 31, 2020, we were permitted, subject to the satisfaction of certain conditions, to complete follow-on investments in our existing portfolio companies with certain private funds managed by the Adviser or its affiliates and covered by our exemptive relief, even if such private funds have not previously invested in such existing portfolio company. Although the conditional exemptive order has expired, the SEC’s Division of Investment Management has indicated that until March 31, 2022, it will not recommend enforcement action, to the extent that any BDC with an existing co-investment order continues to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein. Without this order, private funds would generally not be able to participate in such follow-on investments with us unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with us. The investment allocation policy of the Owl Rock Advisers’ incorporates the conditions of the exemptive relief and seeks to ensure equitable allocation of investment opportunities over time between us and other funds managed by the Adviser or its affiliates. As a result of exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of the Owl Rock Clients and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief. See “Related-Party Transactions and Certain Relationships”.
Corporate Information
Our principal executive offices are located at 399 Park Avenue, 38th floor, New York, NY 10022 and our telephone number is (212) 419-3000. Our corporate website is located at www.owlrockbdcs.com. Information on our website is not incorporated into or a part of this prospectus.
Implications of Being an Emerging Growth Company
We are an emerging growth company as defined in the JOBS Act and we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). We expect to remain an emerging growth company for up to five years following the completion of our initial public offering of common equity securities or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. In addition, we will take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards.
Risk Factors
An investment in the Notes involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to purchase the Notes. Risks involved in purchasing the Notes include:
You are subject to risks related to an investment in the Notes
•
The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

•
The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

•
Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

•
A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Notes to decline significantly.

•
The indenture will contain limited protection for holders of the Notes.

•
The optional redemption provision may materially adversely affect your return on the Notes.

•
If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

•
We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

•
If an active trading market does not develop for the Notes, you may not be able to resell them.

We are subject to risks related to the economy.
•
Political, social and economic uncertainty, including uncertainty related to the COVID-19 pandemic, creates and exacerbates risks.

•
The COVID-19 pandemic has caused severe disruptions in the U.S. economy and has disrupted financial activity in the areas in which we or our portfolio companies operate.

•
Price declines in the corporate leveraged loan market, including as a result of the COVID-19 pandemic, may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses.

•
Economic recessions or downturns, including as a result of the COVID-19 pandemic, could impair our portfolio companies and harm our operating results.

We are subject to risks related to our business.
•
We have a limited operating history.

•
The lack of liquidity in our investments may adversely affect our business.

•
Defaults under our current borrowings or any future borrowing facility or notes may adversely affect our business, financial condition, results of operations and cash flows.

•
Defaults under the Subscription Credit Facility could require shareholders to fund their remaining Capital Commitments without regard to the underlying value of their investment.

•
To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses.

•
Because we have received the approval of our sole initial shareholder, we are subject to 150% Asset Coverage.

•
Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose a significant number of its key professionals, or terminate the Investment Advisory Agreement, our ability to achieve our investment objective could be significantly harmed.

•
Because our business model depends to a significant extent upon the Adviser’s relationships with corporations, financial institutions and investment firms, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•
We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.

•
Our investment portfolio is recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

•
Our Board may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.

•
Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

•
The interest rates of our term loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes, including the decommissioning of LIBOR.

We are subject to risks related to our Adviser and its affiliates.
•
The Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.

•
Our fee structure may create incentives for our Adviser to make speculative investments or use substantial leverage.

•
We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interest.

•
We may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.

•
Our ability to enter into transactions with our affiliates is restricted.

We are subject to risks related to business development companies.
•
The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

•
Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.

We are subject to risks related to our investments.
•
Our investment strategy focuses on technology companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns.

•
Our investments in portfolio companies may be risky, and we could lose all or part of our investments.

•
Defaults by our portfolio companies could jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that we hold which could harm our operating results.

•
Subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

•
We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interest in our portfolio companies.

•
We are, and will continue to be, exposed to risks associated with changes in interest rates.

•
International investments create additional risks.

We are subject to risks related to U.S. federal income tax.
•
We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries.

•
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Recent Developments
On May 18, 2021, in connection with the Transaction and in order to ensure that the Transaction complied with Section 15(f) of the 1940 Act, including the requirement that for at least three years following the consummation of the Transaction at least 75% of the members of the Board not be “interested persons” (as defined in the 1940 Act) of the Company, Douglas Ostrover and Alan Kirshenbaum stepped down as directors of the Company, effective upon the consummation of the Transaction, and the Board voted to reduce its size from eight to six directors, effective upon the consummation of the Transaction. The Transaction was consummated on May 19, 2021. Messrs. Ostrover and Kirshenbaum continue to serve as officers of us and/or our Adviser. See “Management.”
The Transaction also resulted in a change of control of the Adviser and was deemed an assignment of the Original Investment Advisory Agreement. As a result, on May 18, 2021, we and the Adviser entered into the Investment Advisory Agreement, which amended and restated the Original Investment Advisory Agreement. The Investment Advisory Agreement was effective upon consummation of the Transaction and the terms of the Investment Advisory Agreement are identical to the Original Investment Advisory Agreement.
On May 18, 2021, we and the Adviser also entered into the Administration Agreement, which amended and restated the Original Administration Agreement. The Administration Agreement was effective upon consummation of the Transaction and the terms of the Administration Agreement are identical to the Original Administration Agreement.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING
This section outlines certain legal and financial terms of the Notes. You should read this section together with the more detailed description of the Notes under the heading “Description of the Notes” in this prospectus before investing in the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the indenture governing the Notes, as amended from time to time, the “indenture”.
Issuer
Owl Rock Technology Finance Corp., a Maryland corporation
Title of the Securities
      % Notes due 2027
Initial Aggregate Principal Amount Being Offered
$      million
Initial Public Offering Price
      % of the aggregate principal amount of Notes
Interest Rate
      %
Yield to Maturity
      %
Trade Date
      , 2021
Issue Date
      , 2021
Maturity Date
      , 2027
Interest Payment Dates
      and      , commencing      , 2022
Ranking of Notes
The Notes will be our direct, general unsecured obligations and will rank:
•
senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;

•
pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, our June 2025 Notes, our December 2025 Notes and our June 2026 Notes, of which $210 million, $400 million and $375 million in aggregate principal amount was outstanding as of March 31, 2021, respectively;

•
effectively subordinated, or junior, to all of our existing and future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our Revolving Credit Facility, of which $191.8 million was outstanding as of March 31, 2021, and our Subscription Credit Facility, of which $26.0 million was outstanding as of March 31, 2021; and

•
structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities including, without limitation, borrowings under our SPV Asset Facility I, of which $290.0 million was outstanding as of March 31, 2021, and CLO 2020-1, of which $200.0 million was outstanding as of March 31, 2021.

As of March 31, 2021, we had approximately $1.7 billion aggregate principal amount of debt outstanding, $707 million of which was secured by our assets, assets of our subsidiaries or the Capital Commitments of our investors. See “Capitalization.”
Denominations
We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Optional Redemption
We may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to, but excluding, the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus        basis points, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date; provided, however, that if we redeem any Notes on or after      , 2026 (the date falling        months prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.
Sinking Fund
The Notes will not be subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt.
Offer to Purchase upon a Change of Control Repurchase
Event
If a Change of Control Repurchase Event occurs prior to maturity, unless we have exercised our right to redeem the Notes in full, holders will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
Legal Defeasance
If there is a change in U.S. tax law or we obtain an Internal Revenue Service ruling described herein, the Notes will be subject to legal defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described herein under “Description of the Notes — Defeasance — Legal Defeasance”, we can legally release ourselves from all payment and other obligations on the Notes.
Covenant Defeasance
Under current U.S. tax law and the indenture, the Notes are subject to covenant defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described herein under “Description of the Notes — Defeasance —  Covenant Defeasance”, we will be released from some of the restrictive covenants in the indenture.
Form of Notes
The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
Trustee, Paying Agent and Registrar
Wells Fargo Bank, National Association
Events of Default
If an event of default (as described under “Description of the Notes”) on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.
Other Covenants
In addition to the covenants described in this prospectus, the following covenants shall apply to the Notes:
•
We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject thereto, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect, in either case, to any exemptive relief granted to us by the SEC.

•
If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles, or GAAP.

No Established Trading Market
The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although certain of the underwriters have informed us that they currently intend to make a market in the Notes, as permitted by applicable laws and regulations, they are not obligated to do so and may discontinue any such market making activities at any time without notice. See “Underwriting.” Accordingly, we cannot assure you that a liquid market for the Notes will develop or be maintained.

Global Clearance and
Settlement Procedures
Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the paying agent will have any responsibility or liability for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
Use of Proceeds
We expect to use proceeds from this offering to paydown a portion of our existing indebtedness. See “Use of Proceeds” in this prospectus.
Governing Law
The Notes and the indenture will be governed by and construed in accordance with the laws of the State of New York.

SELECTED FINANCIAL DATA AND OTHER INFORMATION
The following table below sets forth our selected consolidated historical financial data for the three months ended March 31, 2021 and 2020, and the years ended December 31, 2020 and 2019 and for the period July 12, 2018 (inception) through December 31, 2018. The selected consolidated historical financial data has been derived from our audited consolidated financial statements for the years ended December 31, 2020 and 2019 and for the period July 12, 2018 (inception) through December 31, 2018, and the unaudited financial statements for the three months ended March 31, 2021 and 2020.
The selected consolidated financial information and other data presented below should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus.
	For the Three Months Ended March 31, (Unaudited)		For the Years Ended December 31,
($ in millions, except per share amounts)	2021	2020	2020	2019	2018(1)
Consolidated Statement of Operations Data
Income
Total investment income	$66.5	$34.7	$173.2	$83.7	$2.6
Expenses
Total expenses	40.6	18.7	94.0	52.5	4.7
Net investment income (loss) before income taxes	25.9	16.0	79.2	31.2	(2.1)
Excise tax expense	0.5	0.2	0.4	0.1	—
Net investment income (loss) after income taxes	25.4	15.8	78.8	31.1	(2.1)
Total change in net unrealized gain (loss)	41.8	(56.0)	43.0	(2.0)	(1.1)
Total net realized gain (loss)	1.0	—	0.3	1.6	—
Increase (decrease) in net assets resulting from operations	$68.3	$(40.2)	$122.1	$30.7	$(3.2)
Earnings per common share – basic and diluted	$0.66	$(0.70)	$1.43	$0.84	$(0.34)

($ in millions, except per share amounts)	March 31, 2021 (Unaudited)	December 31, 2020	December 31, 2019	December 31, 2018
Consolidated Balance Sheet Data
Cash	$281.8	$82.2	$142.4	$323.0
Investments at fair value	3,221.8	3,057.3	1,475.9	262.8
Total assets	3,523.8	3,157.9	1,625.0	588.2
Total debt (net of unamortized debt issuance costs)	1,658.5	1,614.1	823.8	297.6
Total liabilities	1,731.3	1,661.0	847.8	301.5
Total net assets	$1,792.5	$1,496.9	$777.2	$286.7
Net asset value per share	$15.32	$14.88	$14.70	$14.53
Other Data:
Number of portfolio companies	55	52	29	6
Distributions Declared Per Share	$0.24	$0.84	$0.65	$—
Total return based on net asset value(2)	4.6%	7.2%	5.8%	(3.2)%
Weighted average total yield of portfolio at fair value	7.3%	7.9%	7.9%	8.0%
Weighted average total yield of portfolio at amortized cost	7.5%	8.0%	7.9%	8.0%
Weighted average yield of debt and income producing securities at fair value	8.0%	8.3%	8.2%	8.0%
Weighted average yield of debt and income producing securities at amortized cost	8.1%	8.3%	8.2%	8.0%
Fair value of debt investments as a percentage of principal	100.1%	99.2%	98.5%	98.5%

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

(2)
Total return is calculated as the change in net asset value (“NAV”) per share during the period, plus distributions per share, if any, divided by the beginning NAV per share.

RISK FACTORS
Investing in the Notes involves a number of significant risks. Before you purchase the Notes, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in the Notes. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.
Risks Related to the Notes
The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.
The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes will be effectively subordinated, or junior, to any secured indebtedness or other obligations we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured that we later secure) to the extent of the value of the assets securing such indebtedness. Substantially all of our assets are currently pledged as collateral under the Revolving Credit Facility, SPV Asset Facility I and CLO 2020-1. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. In this regard, we note that our Board will use its commercially reasonable efforts to wind down and/or liquidate and dissolve the Company in an orderly manner (subject to any necessary shareholder approvals and applicable requirements of the 1940 Act) if we have not listed our common stock on a national securities exchange by the earlier of (i) five-year anniversary of the Final Closing and (ii) the seven-year anniversary of the Initial Closing (August 10, 2018), subject to extension for two additional one-year periods, in the sole discretion of our Board of Directors. If such a liquidation were to commence prior to the maturity or redemption of the Notes, the value of the Notes and our ability to repay the Notes in such a liquidation may be adversely affected, as the holders of our secured indebtedness would be entitled to full repayment of their indebtedness before our assets could be used in liquidation to pay holders of the Notes. As of March 31, 2021, our total indebtedness was approximately $1.7 billion aggregate principal amount outstanding, of which approximately $707 million was secured by our assets, assets of our subsidiaries or the Capital Commitments of our investors, and therefore, will effectively be senior to the Notes. Secured indebtedness is effectively senior to the Notes to the extent of the value of such assets.
The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
The Notes are obligations exclusively of Owl Rock Technology Finance Corp. and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated, or junior, to the SPV Asset Facility I, CLO 2020-1 and all existing and future indebtedness and other obligations (including trade payables) incurred by any of our subsidiaries, financing vehicles or similar facilities and any subsidiaries, financing vehicles or similar facilities that we may in the future acquire or establish. As of March 31, 2021, our subsidiaries had $490 million indebtedness outstanding under the SPV Asset Facility I and CLO 2020-1. In addition, our subsidiaries may incur additional indebtedness in the future, all of which would be structurally senior to the Notes.

Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
As of March 31, 2021, our total consolidated indebtedness was approximately $1.7 billion aggregate principal amount outstanding, of which approximately $707 million was secured indebtedness, of which our subsidiaries had $490 million indebtedness outstanding under the SPV Asset Facility I and CLO 2020-1, and of which approximately $985 million aggregate principal amount was unsecured indebtedness.
The use of debt could have significant consequences on our future operations, including:
•
making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding indebtedness;

•
resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•
reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•
subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates; and

•
limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control.
We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our financing arrangements or otherwise in an amount sufficient to enable us to pay our indebtedness, including the Notes, or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness, including the Notes, on or before its maturity. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our shareholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements, including our payment obligations under the Notes.
A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Notes to decline significantly.
Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings.
The indenture will contain limited protection for holders of the Notes.
The indenture offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:
•
issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be pari passu, or equal, in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the value of the assets securing such indebtedness, (3) indebtedness or other obligations of ours that are guaranteed by one or more of our subsidiaries and which therefore are structurally senior to the Notes and (4) securities, indebtedness or other obligations incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of those subsidiaries, in each case other than an incurrence of indebtedness or other obligations that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings;

•
pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

•
sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•
create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•
enter into transactions with affiliates;

•
make investments; or

•
create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.
Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.
Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.
The optional redemption provision may materially adversely affect your return on the Notes.
The Notes are redeemable in whole or in part at any time or from time to time at our option. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the Notes being redeemed.
If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.
Any default under the agreements governing our indebtedness or under other indebtedness to which we may be a party, that is not waived by the required lenders or holders and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes.
If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our current indebtedness or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.
If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders under the agreements governing our indebtedness, or other indebtedness that we may incur in the future, to avoid being in default. If we breach our covenants under the agreements governing our indebtedness and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation.
If we are unable to repay debt, lenders having secured obligations, including the lenders under certain of our credit facilities, could proceed against the collateral securing the debt. Because our credit facilities, the June 2025 Notes, the December 2025 Notes and the June 2026 Notes have, the indenture has, and any future debt will likely have, customary cross-default provisions, if the indebtedness thereunder, under the indenture or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the Notes” in this prospectus.
We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.
Upon the occurrence of a Change of Control Repurchase Event, as defined in the indenture that governs the Notes, as supplemented, subject to certain conditions, we will be required to offer to repurchase all outstanding Notes at 100% of their principal amount, plus accrued and unpaid interest. The source of funds for that purchase of Notes will be our available cash or cash generated from our operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. Before making any such repurchase of Notes, we would also have to comply with certain requirements under our Revolving Credit Facility, to the extent such requirements remain in effect at such time, or otherwise obtain consent from the lenders under the Revolving Credit Facility. Our debt instruments also may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase all the Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or our other debt. See “Description of the Notes — Offer to Repurchase Upon a Change of Control Repurchase Event”.
If an active trading market does not develop for the Notes, you may not be able to resell them.
The Notes are a new issue of debt securities and there currently is no trading market for the Notes. We do not intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell the Notes at their fair market value or at all. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the underwriters have advised us that they currently intend to make a market in the Notes after the offering, but they are not obligated to do so. Such underwriters may discontinue any market-making in the Notes at any time at their sole discretion. In addition, any market-making activity will be subject to limits imposed by law. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell the Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.
Risks Related to the Economy
Political, social and economic uncertainty, including uncertainty related to the COVID-19 pandemic, creates and exacerbates risks.
Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that create uncertainty and have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which companies and their investments are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the U.S. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.
Uncertainty can result in or coincide with, among other things: increased volatility in the financial markets for securities, derivatives, loans, credit and currency; a decrease in the reliability of market prices and difficulty in valuing assets (including portfolio company assets); greater fluctuations in spreads on debt investments and currency exchange rates; increased risk of default (by both government and private obligors and issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; changes to governmental regulation and supervision of the loan, securities, derivatives and currency markets and market participants and decreased or revised monitoring of such markets by governments or self-regulatory organizations and reduced enforcement of regulations; limitations on the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; the significant loss of liquidity and the inability to purchase, sell and otherwise fund investments or settle transactions (including, but not limited to, a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
For example, in December 2019, COVID-19 emerged in China and has since spread rapidly to other countries, including the United States. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby. See “—The COVID-19 pandemic has caused severe disruptions in the U.S. economy and has disrupted financial activity in the areas in which we or our portfolio companies operate.”
Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact us, our portfolio companies and our investments, it is clear that these types of events are impacting and will, for at least some time, continue to impact us and our portfolio companies and, in many instances, the impact will be adverse and profound. For example, middle market companies in which we may invest are being significantly impacted by these emerging events and the uncertainty caused by these events. The effects of a public health emergency may materially and adversely impact (i) the value and performance of us and our portfolio companies, (ii) the ability of our borrowers to continue to meet loan covenants or repay loans provided by us on a timely basis or at all, which may require us to restructure our investments or write down the value of our investments, (iii) our ability to repay debt obligations, on a timely basis or at all, or (iv) our ability to source, manage and divest investments and achieve our investment objectives, all of which could result in significant losses to us.
If the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, loan non-accruals, problem assets, and bankruptcies may increase. In addition, collateral for our loans may decline in value, which could cause loan losses to increase and the net worth and liquidity of loan guarantors could decline, impairing their ability to honor commitments to us. An increase in loan delinquencies and non-accruals or a decrease in loan collateral and guarantor net worth could result in increased costs and reduced income which would have a material adverse effect on our business, financial condition or results of operations
We will also be negatively affected if the operations and effectiveness of us or a portfolio company (or any of the key personnel or service providers of the foregoing) are compromised or if necessary or beneficial systems and processes are disrupted.
The COVID-19 pandemic has caused severe disruptions in the U.S. economy and has disrupted financial activity in the areas in which we or our portfolio companies operate.
In December 2019, COVID-19 emerged in China and has since spread rapidly to other countries, including the United States. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby. With respect to the U.S. credit markets (in particular for middle market loans), this outbreak has resulted in, and until fully resolved is likely to continue to result in, the following, among other things: (i) government imposition of various forms of shelter in place orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many middle-market loan borrowers including supply chains, demand and practical aspects of their operations, as well as in lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit; (iii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market and middle market businesses. This outbreak is having, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by us and returns to us, among other things. As of the date of this prospectus, it is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on us and our portfolio companies.
While several countries, as well as certain states, counties and cities in the United States, have relaxed initial public health restrictions with a view to partially or fully reopening their economies, many cities world-wide have since experienced a surge in the reported number of cases, hospitalizations and deaths related to the COVID-19 pandemic. These increases have led to the re-introduction of restrictions and business shutdowns in certain states, counties and cities in the United States and globally and could continue to lead to the re-introduction of such restrictions and business shutdowns elsewhere. Additionally, as of late December 2020, travelers from the United States are not allowed to visit Canada, Australia or the majority of countries in Europe, Asia, Africa and South America. These continued travel restrictions may prolong the global economic downturn. In addition, although the Federal Food and Drug Administration authorized vaccines for emergency use starting in December 2020, it remains unclear how quickly the vaccines will be distributed nationwide and globally or when “herd immunity” will be achieved and the restrictions that were imposed to slow the spread of the virus will be lifted entirely. The delay in distributing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the United States and other major markets.
The impact of COVID-19 led to significant volatility and declines in the global public equity markets and it is uncertain how long this volatility will continue. As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn, the impacts of which could last for some period after the pandemic is controlled and/or abated.
General uncertainty surrounding the dangers and impact of COVID-19 (including the preventative measures taken in response thereto) and additional uncertainty regarding new variants of COVID-19 that have emerged has to date created significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism, entertainment and other industries, including industries in which certain of our portfolio companies operate which has in turn created significant business disruption issues for certain of our portfolio companies, and materially and adversely impacted the value and performance of certain of our portfolio companies. On March 27, 2020, the U.S. government enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which contains provisions intended to mitigate the adverse economic effects of the COVID-19 pandemic and a second stimulus package on December 27, 2020, which provides $900 billion in resources to small businesses and individuals that have been adversely affected by the COVID-19 pandemic; however, our portfolio companies have not benefited from the CARES Act and we do not expect that they will benefit from most of the other subsequent legislation intended to provide financial relief or assistance.
In addition, disruptions in the capital markets caused by the COVID-19 pandemic have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on our business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events have limited and could continue to limit our investment originations, limit our ability to grow and have a material negative impact on our and our portfolio companies’ operating results and the fair values of our debt and equity investments.
The COVID-19 pandemic is continuing as of the filing date of this prospectus, and its extended duration may have further adverse impacts on our portfolio companies after March 31, 2021, including for the reasons described herein.
Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments and our portfolio companies.
The extent of the impact of any public health emergency, including the COVID-19 pandemic, on our and our portfolio companies’ operational and financial performance will depend on many factors, including the duration and scope of such public health emergency, the actions taken by governmental authorities to contain its financial and economic impact, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. In addition, our and our portfolio companies’ operations may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any of our or our portfolio companies’ personnel. This could create widespread business continuity issues for us and our portfolio companies.
These factors may also cause the valuation of our investments to differ materially from the values that we may ultimately realize. Our valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information.
As a result, our valuations may not show the completed or continuing impact of the COVID-19 pandemic and the resulting measures taken in response thereto. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments and our portfolio companies.
The capital markets are currently in a period of disruption and economic uncertainty. Such market conditions have materially and adversely affected debt and equity capital markets, which have had, and may continue to have, a negative impact on our business and operations.
The U.S. capital markets have experienced extreme volatility and disruption following the global outbreak of COVID-19 that began in December 2019, as evidenced by the volatility in global stock markets as a result of, among other things, uncertainty surrounding the COVID-19 pandemic and the fluctuating price of commodities such as oil. Despite actions of the U.S. federal government and foreign governments, these events have contributed to unpredictable general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole. These conditions could continue for a prolonged period of time or worsen in the future.
Given the ongoing and dynamic nature of the circumstances, it is difficult to predict the full impact of the COVID-19 pandemic on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and whether there will be additional economic shutdowns. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations:
•
Current market conditions may make it difficult to raise equity capital because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than the NAV per share without first obtaining approval for such issuance from our stockholders and our independent directors. In addition, these market conditions may make it difficult to access or obtain new indebtedness with similar terms to our existing indebtedness.

•
Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity).

•
Significant changes in the capital markets, such as the recent disruption in economic activity caused by the COVID-19 pandemic, have adversely affected, and may continue to adversely affect, the pace of our investment activity and economic activity generally. Additionally, the recent disruption in economic activity caused by the COVID-19 pandemic has had, and may continue to have, a negative effect on the potential for liquidity events involving our investments. The illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital, and any required sale of all or a portion of our investments as a result, could have a material adverse effect on our business, financial condition or results of operations.

The current period of capital markets disruption and economic uncertainty may make it difficult to extend the maturity of, or refinance, our existing indebtedness or obtain new indebtedness and any failure to do so could have a material adverse effect on our business, financial condition or results of operations.
Current market conditions may make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience, including being at a higher cost in rising rate environments. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. An inability to extend the maturity of, or refinance, our existing indebtedness or obtain new indebtedness could have a material adverse effect on our business, financial condition or results of operations.

Price declines in the corporate leveraged loan market, including as a result of the COVID-19 pandemic, may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses.
Conditions in the U.S. corporate debt market may experience disruption or deterioration, such as the current disruptions resulting from the COVID-19 pandemic or any future disruptions, which may cause pricing levels to decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale or other disposition of our investments, which could have a material adverse effect on our business, financial condition and results of operations.
Global economic, political and market conditions may adversely affect our business, financial condition and results of operations, including our revenue growth and profitability.
The current worldwide financial markets situation, as well as various social and political tensions in the United States and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may contribute to increased market volatility, may have long term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. For example, the outbreak in December 2019 of COVID-19 continues to adversely impact global commercial activity and has contributed to significant volatility in financial markets. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so. See “ — Political, social and economic uncertainty, including uncertainty related to the COVID-19 pandemic, creates and exacerbates risks.”
Economic recessions or downturns, including as a result of the COVID-19 pandemic, could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. The recent global outbreak of COVID-19 has disrupted economic markets, and the prolonged economic impact is uncertain. Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn. In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, in past periods of instability, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. In addition, continued uncertainty surrounding the negotiation of trade deals between Britain and the European Union following the United Kingdom’s exit from the European Union and uncertainty between the United States and other countries, including China, with respect to trade policies, treaties, and tariffs, among other factors, have caused disruption in the global markets. There can be no assurance that market conditions will not worsen in the future.
In an economic downturn, we may have non-performing assets or non-performing assets may increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our loans. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.
The occurrence of recessionary conditions and/or negative developments in the domestic and international credit markets may significantly affect the markets in which we do business, the value of our investments, and our ongoing operations, costs and profitability. Any such unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets. In addition, any future financial market uncertainty could lead to financial market disruptions and could further impact our ability to obtain financing.

These events could limit our investment originations, limit our ability to grow and negatively impact our operating results and financial condition.
Terrorist attacks, acts of war, global health emergencies or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war, global health emergencies or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, global health emergencies or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks, global health emergencies and natural disasters are generally uninsurable.
Risks Related to Our Business
We have a limited operating history.
We were formed on July 12, 2018 and are subject to all of the business risks and uncertainties associated with any business with a limited operating history, including the risk that we will not achieve or sustain our investment objective and that we may not be able to meet our payment obligations under the Notes and other debt.
The lack of liquidity in our investments may adversely affect our business.
We may acquire a significant percentage of our portfolio company investments from privately held companies in directly negotiated transactions. Substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than exchange-listed securities or other securities for which there is an active trading market. We typically would be unable to exit these investments unless and until the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering.
The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations.
Moreover, investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions or investor perceptions.
We borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.
As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our shareholders. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments.
Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the management fee will be payable based on our average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, which may give our Adviser an incentive to use leverage to make additional investments. See “— Our fee structure may create incentives for our Adviser to make speculative investments or use substantial leverage.” The amount of leverage that we employ will depend on our

Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital.
In addition to having fixed-dollar claims on our assets that are superior to the claims of our common shareholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash. In the case of a liquidation event, those lenders would receive proceeds to the extent of their security interest before the holders of the Notes.
The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. Leverage generally magnifies the return of shareholders when the portfolio return is positive and magnifies their losses when the portfolio return is negative. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.
	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common shareholder(1)	-23.55%	-13.72%	-3.89%	5.94%	15.77%

(1)
Assumes, as of March 31, 2021, (i) $3.5 billion in total assets, (ii) $1.7 billion in outstanding indebtedness, (iii) $1.8 billion in net assets and (iv) weighted average interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 4.12%.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” for more information regarding our borrowings.
Defaults under our current borrowings or any future borrowing facility or notes may adversely affect our business, financial condition, results of operations and cash flows.
Our borrowings may include customary covenants, including certain limitations on our incurrence of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default. In the event we default under the terms of our current or future borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the terms of our current or future borrowings, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. An event of default under the terms of our current or any future borrowings could result in an accelerated maturity date for all amounts outstanding thereunder, and in some instances, lead to a cross-default under other borrowings. This could reduce our liquidity and cash flow and impair our ability to grow our business.
Collectively, substantially all of our assets are currently pledged as collateral under our Revolving Credit Facility. If we were to default on our obligations under the terms of our Revolving Credit Facility or any future secured debt instrument the agent for the applicable creditors would be able to assume control of the disposition of any or all of our assets securing such debt, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
Defaults under the Subscription Credit Facility could require shareholders to fund their remaining Capital Commitments without regard to the underlying value of their investment.
The Subscription Credit Facility is secured by a perfected first priority security interest in our right, title, and interest in and to the Capital Commitments of our investors, including our right to make capital calls, receive and apply capital contributions, enforce remedies and claims related thereto together with capital call proceeds and related rights, and a pledge of the collateral account into which capital call proceeds are deposited. To the extent an event of default under the Subscription Credit Facility does occur, shareholders could be required to fund any shortfall up to their remaining Capital Commitments, without regard to the underlying value of their investment.
Provisions in our current borrowings or any other future borrowings may limit discretion in operating our business.
Any security interests and/or negative covenants required by a credit facility we enter into or notes we issue may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing.
A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.
In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition and could lead to cross default under other credit facilities. This could reduce our liquidity and cash flow and impair our ability to manage our business.
Under the terms of the Subscription Credit Facility, we are subject to limitations as to how borrowed funds may be used, as well as regulatory restrictions on leverage which may affect the amount of funding that we may obtain. There may also be certain requirements relating to portfolio performance, a violation of which could limit further advances and, in some cases, result in an event of default. This could reduce our liquidity and cash flow and impair our ability to grow our business.
If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.
We may want to obtain additional debt financing, or need to do so upon maturity of our credit facilities, in order to obtain funds which may be made available for investments. The Subscription Credit Facility matures on November 19, 2021, the revolving period under the Revolving Credit Facility ends on September 3, 2024 and the Revolving Credit Facility matures on September 3, 2025. The special purpose vehicle asset credit facility, SPV Asset Facility I, matures on August 12, 2030. The June 2025 Notes,

December 2025 Notes and June 2026 Notes mature on June 30, 2025, December 15, 2025, and June 17, 2026, respectively. CLO 2020-1 matures on January 15, 2031. If we are unable to increase, renew or replace any such facilities and enter into new debt financing facilities or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects us or third parties, and could materially damage our business operations, results of operations and financial condition.
To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses.
The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. To the extent that we use leverage to partially finance our investments through borrowing from banks and other lenders, you will experience increased risks of investing in our securities. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would if we had not borrowed and employed leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have if we had not borrowed and employed leverage. Such a decline could negatively affect our ability to service our debt or make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management or incentive fees payable to our Adviser attributable to the increase in assets purchased using leverage.
The amount of leverage that we employ will depend on the Adviser’s and the Board’s assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.
As a BDC, generally, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus any preferred stock, if any, must be at least 200%; however, the Small Business Credit Availability Act has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. The Adviser, as our sole initial shareholder, approved a proposal that allows us to reduce our asset coverage ratio to 150% and, in connection with their subscription agreements, our investors are required to acknowledge our ability to operate with an asset coverage ratio that may be as low as 150%. The reduced asset coverage requirement permits us to double the amount of leverage we can incur. For example, under a 150% asset coverage ratio we may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio we may only borrow $1 for investment purposes for every $1 of investor equity. If this ratio declines below 150%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some indebtedness when it may be disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to service our debt or make distributions.
Because we have received the approval of our sole initial shareholder, we are subject to 150% Asset Coverage.
The Small Business Credit Availability Act has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it can incur. For example, under a 150% asset coverage ratio the Company may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio the Company may borrow only $1 for investment purposes for every $1 of investor equity. Because the Adviser, as our sole initial shareholder, has approved this proposal, our asset coverage ratio applicable to senior securities is 150%.
Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. See “— Risks Related to Our Business — To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses.”
Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose a significant number of its key professionals, or terminate the Investment Advisory Agreement, our ability to achieve our investment objective could be significantly harmed.
We do not have any employees. Additionally, we have no internal management capacity other than our appointed executive officers and will be dependent upon the investment expertise, skill and network of business contacts of our Adviser to achieve our investment objective. Our Adviser will evaluate, negotiate, structure, execute, monitor, and service our investments. Our success will depend to a significant extent on the continued service and coordination of our Adviser, including its key professionals. The departure of a significant number of key professionals from our Adviser could have a material adverse effect on our ability to achieve our investment objective.
Our ability to achieve our investment objective also depends on the ability of our Adviser to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, and providing competent, attentive and efficient services to us depend on the involvement of investment professionals of adequate number and sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to retain, hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.
In addition, the Investment Advisory Agreement has a termination provision that allows the agreement to be terminated by us on 60 days’ notice without penalty by the vote of a Majority of the Outstanding Shares of our common stock or by the vote of our independent directors. Furthermore, the Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser. If the Adviser resigns or is terminated, or if we do not obtain the requisite approvals of shareholders and our Board to approve an agreement with the Adviser after an assignment, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms prior to the termination of the Investment Advisory Agreement, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption and costs under any new agreements that we enter into could increase. Our financial condition, business and results of operations, as well as our ability to meet our payment obligations under our indebtedness, including the Notes, and pay distributions, are likely to be adversely affected, and the value of our common stock may decline.

Because our business model depends to a significant extent upon the Adviser’s relationships with corporations, financial institutions and investment firms, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
Our Adviser depends on its relationships with corporations, financial institutions and investment firms, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities.
If our Adviser fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.
We may compete for investments with other BDCs and investment funds (including registered investment companies, private equity funds and mezzanine funds), including the Owl Rock Clients, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, continue to increase their investment focus in our target market of privately owned U.S. companies. We may experience increased competition from banks and investment vehicles who may continue to lend to the middle market. Additionally, the U.S. Federal Reserve and other bank regulators may periodically provide incentives to U.S. commercial banks to originate more loans to U.S. middle market private companies. As a result of these market participants and regulatory incentives, competition for investment opportunities in privately owned U.S. companies is strong and may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.
We may lose investment opportunities if we do not match our competitors’ pricing, terms, and investment structure criteria. If we are forced to match these competitors’ investment terms criteria, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in our target market could force us to accept less attractive investment terms. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC tax treatment. The competitive pressures we face, and the manner in which we react or adjust to competitive pressures, may have a material adverse effect on our business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also, we may not be able to identify and make investments that are consistent with our investment objective.
Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board. There is not a public market or active secondary market for many of the types of investments in privately held companies that we hold and intend to make. Our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value these investments quarterly at fair value as determined in good faith in accordance with valuation policy and procedures approved by our Board.

The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective, and our Adviser has a conflict of interest in making recommendations of fair value. We will value our investments quarterly at fair value as determined in good faith by our Board, based on, among other things, input of the Adviser, our Audit Committee and independent third-party valuation firm(s) engaged at the direction of the Board. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. Our net asset value could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments.
Our Board may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to holders of the Notes.
We have adopted a policy to invest, under normal circumstances, at least 80% of the value of our assets in technology-related companies. Other than with respect to this policy, which may only be changed with 60 days’ prior notice to our shareholders (or, prior to an Exchange Listing and during the 270 day lock-up period following an Exchange Listing, if shareholders representing at least a majority of votes cast when quorum is met, approve a proposal to do so), the Board of Directors has the authority to modify or waive current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our securities. However, the effects might be adverse, which could negatively impact our ability to service our debt. Moreover, we will have significant flexibility in investing the net proceeds of our private offering and may use the net proceeds from our private offering in ways with which our investors may not agree.
Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith in accordance with procedures established by our Board. Decreases in the market values or fair values of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investments at Fair Value.”
We are not limited with respect to the proportion of our assets that may be invested in a single issuer.
Beyond the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes, we do not have fixed guidelines for diversification. We have adopted a policy to invest, under normal circumstances, at least 80% of the value of our assets in technology-related companies. To the extent that we hold large positions in a small number of issuers, or within a particular industry, our net asset value may fluctuate as a result of changes in the issuer’s financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence or a downturn in particular industry in which we may invest significantly than a diversified investment company.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.
Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, portfolio monitoring, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control. There could be:
•
sudden electrical or telecommunications outages;

•
natural disasters such as earthquakes, tornadoes and hurricanes;

•
disease pandemics, including the COVID-19 pandemic;

•
events arising from local or larger scale political or social matters, including terrorist acts;

•
outages due to idiosyncratic issues at specific service providers; and

•
cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect our ability to meet our payment obligations under the Notes and other debt.
The interest rates of our term loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes.
The London Interbank Offered Rate (“LIBOR”) is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. We typically use LIBOR as a reference rate in term loans we extend to portfolio companies such that the interest due to us pursuant to a term loan extended to a portfolio company is calculated using LIBOR. The terms of our debt investments generally include minimum interest rate floors which are calculated based on LIBOR.
On March 5, 2021, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced that it will not compel panel banks to contribute to the overnight and 1, 3, 6, and 12 month USD LIBOR tenors after June 30, 2023 and all other tenors after December 31, 2021. It is unclear if at that time LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. Central banks and regulators in a number of major jurisdictions (for example, United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for interbank offered rates (“IBORs”). To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified the Secured Overnight Financing Rate (“SOFR”) as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere or, whether the COVID-19 outbreak will have further effect on LIBOR transition plans.
The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market and/or transferability of value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, while the majority of our LIBOR-linked loans contemplate that LIBOR may cease to exist and allow for amendment to a new base rate without the approval of 100% of the lenders, if LIBOR ceases to exist, we will still need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our overall financial condition or results of operations. Following the replacement of LIBOR, some or all of these credit agreements may bear interest at a lower interest rate, which could have an adverse impact on the value and liquidity of our investment in these portfolio companies and our results of operations. Moreover, if LIBOR ceases to exist, we may need to renegotiate certain terms of our credit facilities. If we are unable to do so, amounts drawn under our credit facilities may bear interest at a higher rate, which would increase the cost of our borrowings and, in turn, affect our results of operations.
The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and our investments.
The decision made in the United Kingdom referendum to leave the European Union has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe. On December 24, 2020, the European Union and the United Kingdom signed a trade deal that became provisionally effective on January 1, 2021 and that now governs the relationship between the United Kingdom and the European Union (the “Trade Agreement”). The Trade Agreement implements significant regulation around trade, transport of goods and travel restrictions between the United Kingdom and the European Union.
Notwithstanding the foregoing, the longer term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. In particular, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on our ability, and the ability of our portfolio companies, to execute our respective strategies and to receive attractive returns.
In particular, currency volatility may mean that our returns and the returns of our portfolio companies will be adversely affected by market movements and may make it more difficult, or more expensive, for us to implement appropriate currency hedging. Potential declines in the value of the British Pound and/or the euro against other currencies, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of any of our portfolio companies located in the United Kingdom or Europe.
Risks Related to Our Adviser and Its Affiliates
The Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.
The Adviser and its affiliates will receive substantial fees from us in return for their services. These fees may include certain incentive fees based on the amount of appreciation of our investments. These fees could influence the advice provided to us. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, including through the use of leverage, the greater the potential for growth in our assets and profits, and, correlatively, the fees payable by us to our Adviser. These compensation arrangements could affect our Adviser’s or its affiliates’ judgment with respect to public offerings of equity and investments made by us, which allow our Adviser to earn increased asset management fees.
The time and resources that individuals associated with our Adviser devote to us may be diverted, and we may face additional competition due to the fact that neither our Adviser nor its affiliates is prohibited from raising money for or managing another entity that makes the same types of investments that we target.
The Adviser and its affiliates currently manage the Owl Rock Clients and are not prohibited from raising money for and managing future investment entities that make the same or similar types of investments as those we target. As a result, the time and resources that our Adviser devotes to us may be diverted, and during times of intense activity in other investment programs they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity also managed by the Adviser or its affiliates for the same investors and investment opportunities.

The Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we invest.
Our Adviser and its affiliates may provide a broad range of financial services to companies in which we invest, including providing arrangement, syndication, origination, structuring and other services to our portfolio companies, and will generally be paid fees for such services, in compliance with applicable law, by the portfolio company. Any compensation received by our Adviser or its affiliates for providing these services will not be shared with us and may be received before we realize a return on our investment. Our Adviser and its affiliates may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand.
The Adviser or its affiliates may have incentives to favor their respective other accounts and clients over us, which may result in conflicts of interest that could be harmful to us.
Because our Adviser and its affiliates manage assets for, or may in the future manage assets for, other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans, co-invest vehicles and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser and its affiliates may receive asset management performance based, or other fees from certain accounts that are higher than the fees received by our Adviser from us. In those instances, a portfolio manager for our Adviser has an incentive to favor the higher fee and/or performance-based fee accounts over us.
In addition, a conflict of interest exists to the extent our Adviser, its affiliates, or any of their respective executives, portfolio managers or employees have proprietary or personal investments in other investment companies or accounts or when certain other investment companies or accounts are investment options in our Adviser’s or its affiliates’ employee benefit plans. In these circumstances, our Adviser has an incentive to favor these other investment companies or accounts over us. Our Board will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.
Our fee structure may create incentives for our Adviser to make speculative investments or use substantial leverage.
The incentive fee payable by us to our Adviser may create an incentive for our Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage our Adviser to use leverage to increase the leveraged return on our investment portfolio.
In addition, the fact that our base management fee is payable based upon our average gross assets (which includes any borrowings used for investment purposes) may encourage our Adviser to use leverage to make additional investments. Such a practice could make such investments more risky than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of substantial leverage (up to the limits prescribed by the 1940 Act) may increase the likelihood of our defaulting on our borrowings, which would be detrimental to holders of our securities.
We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interests.
Our Adviser will experience conflicts of interest in connection with the management of our business affairs relating to and arising from a number of matters, including: the allocation of investment opportunities by our Adviser and its affiliates; compensation to our Adviser; services that may be provided by our Adviser and its affiliates to issuers in which we invest; investments by us and other clients of our Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds managed by our Adviser; differing recommendations given by our Adviser to us versus other clients; our Adviser’s use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on our Adviser’s use of “inside information” with respect to potential investments by us.

Specifically, we may compete for investments with the Owl Rock Clients, subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf. To mitigate these conflicts, the Owl Rock Advisers will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with the Owl Rock Advisers’ allocation policy, taking into account such factors as the relative amounts of capital available for new investments; cash on hand; existing commitments and reserves; the investment programs and portfolio positions of the participating investment accounts, including portfolio construction, diversification and concentration considerations; the investment objectives, guidelines and strategies of each client; the clients for which participation is appropriate’ each client’s life cycle; targeted leverage level; targeted asset mix and any other factors deemed appropriate.
We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We rely on exemptive relief, which has been granted by the SEC to ORCA and certain of its affiliates, to co-invest with other funds managed by our Adviser or certain of its affiliates, including the Owl Rock Clients, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers’ allocation policy seeks to ensure equitable allocation of investment opportunities between us and/or other funds managed by our Adviser or its affiliates. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.
Actions by the Adviser or its affiliates on behalf of their other accounts and clients may be adverse to us and our investments and harmful to us.
The Owl Rock Advisers manage assets for accounts other than us, including private funds including, but not limited to, the Owl Rock Clients. Actions taken by the Owl Rock Advisers on behalf of the Owl Rock Clients may be adverse to us and our investments, which could harm our performance. For example, we may invest in the same credit obligations as other Owl Rock Clients, although, to the extent permitted under the 1940 Act, our investments may include different obligations or levels of the capital structure of the same issuer. Decisions made with respect to the securities held by one of the Owl Rock Clients may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Owl Rock Clients (including us).
Our access to confidential information may restrict our ability to take action with respect to some investments, which, in turn, may negatively affect our results of operations.
We, directly or through our Adviser, may obtain confidential information about the companies in which we have invested or may invest or be deemed to have such confidential information. Our Adviser may come into possession of material, non-public information through its members, officers, directors, employees, principals or affiliates. The possession of such information may, to our detriment, limit the ability of us and our Adviser to buy or sell a security or otherwise to participate in an investment opportunity. In certain circumstances, employees of our Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict our ability to trade in the securities of such companies. For example, if personnel of our Adviser come into possession of material non-public information with respect to our investments, such personnel will be restricted by our Adviser’s information-sharing policies and procedures or by law or contract from sharing such information with our management team, even where the disclosure of such information would be in our best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of our Adviser to enter into or exit from potentially profitable investments for us, which could have an adverse effect on our results of operations. Accordingly, there can be no assurance that we will be able to fully leverage the resources and industry expertise of our Adviser in the course of its duties. Additionally, there may be circumstances in which one or more individuals associated with our Adviser will be precluded from providing services to us because of certain confidential information available to those individuals or to other parts of our Adviser.
We may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.
The Investment Advisory Agreement entitles our Adviser to receive an incentive fee based on our pre-incentive fee net investment income regardless of any capital losses. In such case, we may be required to pay our Adviser an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
Any incentive fee payable by us that relates to the pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash (“payment-in-kind” or “PIK” income”). PIK income will be included in the pre-incentive fee net investment income used to calculate the incentive fee to our Adviser even though we do not receive the income in the form of cash. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. Our Adviser is not obligated to reimburse us for any part of the incentive fee it received that was based on accrued interest income that we never receive as a result of a subsequent default.
The quarterly incentive fee on income is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income as a percent of adjusted capital over multiple quarters in arrears which may in fact be consistently less than the quarterly preferred return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.
For federal income tax purposes, we may be required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our tax treatment as a RIC and/or minimize corporate-level U.S. federal income or excise tax. Under such circumstances, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay the incentive fee on income with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of our Board and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, including other funds or clients advised by the Adviser or its affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves a joint investment), without prior approval of our Board and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates or anyone who is under common control with us. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment or disposition opportunities that would otherwise be available to us.
We rely on exemptive relief, which has been granted by the SEC to ORCA and certain of its affiliates, to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing
In situations when co-investment with the Adviser’s or its affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of the exemptive relief granted to us by the SEC, our Adviser will need to decide which client or clients will proceed with the investment. Generally, we will not be entitled to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will not invest in any issuer in which an affiliate’s other client holds a controlling interest.
We may make investments that could give rise to a conflict of interest.
We do not expect to invest in, or hold securities of, companies that are controlled by an affiliate’s other clients. However, our Adviser or an affiliate’s other clients may invest in, and gain control over, one of our portfolio companies. If our Adviser or an affiliate’s other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Adviser may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, our Adviser may choose to exit such investments prematurely and, as a result, we may forego any positive returns associated with such investments. In addition, to the extent that an affiliate’s other client holds a different class of securities than us as a result of such transactions, our interests may not be aligned.
The recommendations given to us by our Adviser may differ from those rendered to their other clients.
Our Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though such other clients’ investment objectives may be similar to ours, which could have an adverse effect on our business, financial condition and results of operations.
Our Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.
Our Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement (and, separately, under the Administration Agreement), and it will not be responsible for any action of our Board in declining to follow our Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of our Adviser will not be liable to us for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of their duties. We have also agreed to indemnify, defend and protect our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of our Adviser with respect to all damages, liabilities, costs and expenses resulting from acts of our Adviser not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties. However, in accordance with Section 17(i) of the 1940 Act, neither the Adviser nor any of its affiliates, directors, officers, members, employees, agents, or representatives may be protected against any liability to us or our investors to which it would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.
There are risks associated with any potential merger with or purchase of assets of another fund.
The Adviser may in the future recommend to the Board that we merge with or acquire all or substantially all of the assets of one or more funds, including a fund that could be managed by the Adviser or its affiliates (including another BDC). We do not expect that the Adviser would recommend any such merger or asset purchase unless it determines that it would be in our best interests, with such determination dependent on factors it deems relevant, which may include our historical and projected financial performance and any proposed merger partner, portfolio composition, potential synergies from the merger or asset sale, available alternative options and market conditions. In addition, no such merger or asset purchase would be consummated absent the meeting of various conditions required by applicable law or contract, at such time, which may include approval of the board of directors and common equity holders of both funds. If the Adviser is the investment adviser of both funds, various conflicts of interest would exist with respect to any such transaction. Such conflicts of interest may potentially arise from, among other things, differences between the compensation payable to the Adviser by us and by the entity resulting from such a merger or asset purchase or efficiencies or other benefits to the Adviser as a result of managing a single, larger fund instead of two separate funds.
The Adviser’s failure to comply with pay-to-play laws, regulations and policies could have an adverse effect on the Adviser, and thus, us.
A number of U.S. states and municipal pension plans have adopted so-called “pay-to-play” laws, regulations or policies which prohibit, restrict or require disclosure of payments to (and/or certain contacts with) state officials by individuals and entities seeking to do business with state entities, including those seeking investments by public retirement funds. The SEC has adopted a rule that, among other things, prohibits an investment adviser from providing advisory services for compensation to a government client for two years after the adviser or certain of its executives or employees makes a contribution to certain elected officials or candidates. If the Adviser, any of its employees or affiliates or any service provider acting on its behalf, fails to comply with such laws, regulations or policies, such non-compliance could have an adverse effect on the Adviser, and thus, us.
Risks Related to Business Development Companies
The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.
As a BDC, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.
If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.
Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.
As a result of the Annual Distribution Requirement to qualify for tax treatment as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments in portfolio companies. Currently, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, equals at least 150% after such incurrence or issuance. If we issue senior securities, we will be exposed to risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with RIC distribution requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. Therefore, we intend to seek to continuously issue equity securities, which may lead to shareholder dilution.
We may borrow to fund investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and could prevent us from qualifying for tax treatment as a RIC, which would generally result in a corporate-level U.S. federal income tax on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distribution to our shareholders.
In addition, as market conditions permit, we have and may continue to securitize our loans to generate cash for funding new investments. To securitize loans, we have and may continue to create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. We have and may continue to retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. See “— We are subject to certain risks as a result of our interests in the CLO Preferred Shares.”; “The subordination of the CLO Preferred Shares will affect our right to payment.”; and “The CLO Indenture requires mandatory redemption of the CLO Debt for failure to satisfy coverage tests, which would reduce the amounts available for distribution to us.”.
Risks Related to Our Investments
Investing in publicly traded companies can involve a high degree of risk and can be speculative.
We may invest a portion of our portfolio in publicly traded companies or companies that are in the process of completing their initial public offering (“IPO”). As publicly traded companies, the securities of these companies may not trade at high volumes, and prices can be volatile, particularly during times of general market volatility, which may restrict our ability to sell our positions and may have a material adverse impact on us.
Our ability to invest in public companies may be limited in certain circumstances.
To maintain our status as a business development company, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions).

Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.
Our investment strategy focuses on technology companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns.
We intend to invest, under normal circumstances, at least 80% of the value of our assets in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related industries are generally characterized by abrupt business cycles and intense competition. Overcapacity in technology-related industries, together with cyclical economic downturns, may result in substantial decreases in the market capitalization of many technology-related companies. Such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.
Because of rapid technological change, the average selling prices of products and some services provided by technology companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.
A natural disaster may also impact the operations of our portfolio companies, including the technology companies in our portfolio. The nature and level of natural disasters cannot be predicted and may be exacerbated by global climate change. Technology companies rely on items assembled or produced in areas susceptible to natural disasters, and may sell finished goods into markets susceptible to natural disasters. A major disaster, such as an earthquake, tsunami, flood or other catastrophic event could result in disruption to the business and operations of the technology companies in our portfolio.
We may invest in technology companies that are reliant on U.S. and foreign regulatory and governmental programs. Any material changes or discontinuation, due to change in administration or U.S. Congress or otherwise could have a material adverse effect on the operations of a portfolio company in these industries and, in turn, impair our ability to timely collect principal and interest payments owed to us to the extent applicable.
Our investments in portfolio companies may be risky, and we could lose all or part of our investments.
Our strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle market companies in a broad range of technology-related industries, with a focus on originated transactions sourced through the networks of our Adviser. Short transaction closing timeframes associated with originated transactions coupled with added tax or accounting structuring complexity and international transactions may result in higher risk in comparison to non-originated transactions.
First-Lien Debt.   When we make a first-lien loan, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our lien is, or could become, subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we need to enforce our remedies.
Unitranche Loans.   In addition, in connection with any unitranche loans (including “last out” portions of such loans) in which we may invest, we would enter into agreements among lenders. Under these agreements, our interest in the collateral of the first-lien loans may rank junior to those of other lenders in the loan under certain circumstances. This may result in greater risk and loss of principal on these loans.
Second-Lien and Mezzanine Debt.   Our investments in second-lien and mezzanine debt generally are subordinated to senior loans and will either have junior security interests or be unsecured. As such, other creditors may rank senior to us in the event of insolvency. This may result in greater risk and loss of principal.
Equity Investments.   When we invest in first-lien debt, second-lien debt or mezzanine debt, we may acquire equity securities, such as warrants, options and convertible instruments, as well. In addition, we may invest directly in the equity securities of portfolio companies. We seek to dispose of these equity interests and realize gains upon our disposition of these interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
Most debt securities in which we intend to invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality and are commonly referred to as “high yield” or “junk”. Debt securities rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. In addition, some of the loans in which we may invest may be “covenant-lite” loans. We use the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
We may invest through joint ventures, partnerships or other special purpose vehicles and our investments through these vehicles may entail greater risks, or risks that we otherwise would not incur, if we otherwise made such investments directly.
We may make indirect investments in portfolio companies through joint ventures, partnerships or other special purpose vehicles (“Investment Vehicles”). In general, the risks associated with indirect investments in portfolio companies through a joint venture, partnership or other special purpose vehicle are similar to those associated with a direct investment in a portfolio company. While we intend to analyze the credit and business of a potential portfolio company in determining whether to make an investment in an Investment Vehicle, we will nonetheless be exposed to the creditworthiness of the Investment Vehicle. In the event of a bankruptcy proceeding against the portfolio company, the assets of the portfolio company may be used to satisfy its obligations prior to the satisfaction of our investment in the Investment Vehicle (i.e., our investment in the Investment Vehicle could be structurally subordinated to the other obligations of the portfolio company). In addition, if we are to invest in an Investment Vehicle, we may be required to rely on our partners in the Investment Vehicle when making decisions regarding such Investment Vehicle’s investments, accordingly, the value of the investment could be adversely affected if our interests diverge from those of our partners in the Investment Vehicle.
We expect our investments to be concentrated in technology-related industries, some of which are subject to extensive government regulation, which exposes us to the risk of significant loss if any of these industry sectors experiences a downturn.
A consequence of our investment strategy is that our investment returns will be materially and adversely affected if the companies or the industries we target perform poorly. Beyond the asset diversification requirements to which we will be subject as a RIC and the policy we expect to adopt to invest, under normal circumstances, at least 80% of the value of our assets in technology-related companies, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one company and our investments could be concentrated in relatively few industries.
Our investments may be subject to extensive regulation by U.S. and foreign federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies were to fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.
As of March 31, 2021, our investments in healthcare technology represented 11.9% of our portfolio at fair value. Our investments in healthcare technology are subject to substantial risks, including, but not limited to, the risk that the laws and regulations governing the business of health care companies, and interpretations thereof, may change frequently. Current or future laws and regulations could force our portfolio companies engaged in health care, to change their policies related to how they operate, restrict revenue, change costs, change reserve levels and change business practices.
Our investments may be in portfolio companies that have limited operating histories and resources.
Our portfolio may include investments in companies that may have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from larger, more established companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation applicable to their given industry. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. We may lose our entire investment in any or all of our portfolio companies.
A lack of IPO or merger and acquisition opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.
A lack of IPO or merger and acquisition (“M&A”) opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO or M&A transaction. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO or M&A opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.
The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.
The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investments. Additionally,

although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.
If our portfolio companies are unable to protect their intellectual property rights, or are required to devote significant resources to protecting their intellectual property rights, then our investments could be harmed.
Our success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.
Our relationship with certain portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions.
Our relationship with some of our portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information (including transactional data and personal data about their employees and clients) that may require us to be parties to nondisclosure agreements and restrict us from engaging in certain transactions. Unauthorized access or disclosure of such information may occur, resulting in theft, loss or other misappropriation. Any theft, loss, improper use, such as insider trading or other misappropriation of confidential information could have a material adverse impact on our competitive positions, our relationship with our portfolio companies and our reputation and could subject us to regulatory inquiries, enforcement and fines, civil litigation and possible financial liability or costs.
If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.
To attempt to mitigate credit risks, we intend to take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.
There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.
Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover earned interest and principal in a foreclosure.
We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.
In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we may make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.
In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to “equitable subordination.” This means that depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.
If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.
We may not realize any income or gains from our equity investments.
We may invest in equity-related securities, including common equity, warrants, preferred stock and convertible preferred securities. These equity interests we acquire may not appreciate in value and, in fact, may decline in value if the company fails to perform financially or achieve its growth objectives. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments since these securities may have restrictions on their transfer or may not have an active trading market.
Equity investments also have experienced significantly more volatility in their returns and may under-perform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stock investments to which we have exposure. Equity prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Although we expect to receive current income in the form of dividend payments on any convertible preferred equity investments, a substantial portion of the gains we expect to receive from our investments in such securities will likely be from the capital gains generated from the sale of our equity investments upon conversion of our convertible securities, the timing of which we cannot predict. We do not expect to generate capital gains from the sale of our portfolio investments on a level or uniform basis from quarter to quarter. In addition, any convertible preferred stock instruments will generally provide for conversion upon the portfolio companies’ achievement of certain milestone events, including a qualified public offering and/or a senior exchange listing for their common stock. However, there can be no assurance that our portfolio companies will obtain either a junior or senior exchange listing or, even if a listing is obtained, that an active trading market will ever develop in the common stock of our publicly traded portfolio companies.
Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. Furthermore, due to the expected growth of our portfolio companies, we do not generally expect to receive dividend income from our common stock investments. In the case of cumulative preferred stock, there is no assurance that any dividends will ever be paid by a portfolio company.
The credit ratings of certain of our investments may not be indicative of the actual credit risk of such rated instruments.
Rating agencies rate debt securities based upon their assessment of the likelihood of the receipt of principal and interest payments. Rating agencies do not consider the risks of fluctuations in market value or other factors that may influence the value of debt securities. Therefore, the credit rating assigned to a particular instrument may not fully reflect the true risks of an investment in such instrument. Credit rating agencies may change their methods of evaluating credit risk and determining ratings. These changes may occur quickly and often. While we may give some consideration to ratings, ratings may not be indicative of the actual credit risk of our investments in rated instruments.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts.
Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity. This risk will be more acute when interest rates decrease, as we may be unable to reinvest at rates as favorable as when we made our initial investment.
A redemption of convertible securities held by us could have an adverse effect on our ability to achieve our investment objective.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by us is called for redemption, we will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on our ability to achieve our investment objective.

To the extent original issue discount (OID) and payment-in-kind (PIK) interest income constitute a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.
Our investments may include OID and PIK instruments. To the extent OID and PIK constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in income for financial reporting purposes in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and taxable income prior to receipt of cash, including the following:
•
Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability or deferred payments and the value of any associated collateral;

•
Original issue discount instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;

•
For U.S. GAAP purposes, cash distributions to shareholders that include a component of OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of OID income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact;

•
The presence of OID and PIK creates the risk of non-refundable cash payments to our Adviser in the form of incentive fees on income based on non-cash OID and PIK accruals that may never be realized; and

•
In the case of PIK, “toggle” debt, which gives the issuer the option to defer an interest payment in exchange for an increased interest rate in the future, the PIK election has the simultaneous effect of increasing the investment income, thus increasing the potential for realizing incentive fees.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our strategy focuses on investing primarily in the debt of privately owned U.S. companies in a broad range of technology-related industries with a focus on originated transactions sourced through the networks of our Adviser. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, any holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and our portfolio company may not have sufficient assets to pay all equally ranking credit even if we hold senior, first-lien debt.
If we cannot obtain debt financing or equity capital on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.
The net proceeds from the sale of our shares will be used for our investment opportunities, and, if necessary, the payment of operating expenses and the payment of various fees and expenses such as base management fees, incentive fees, other fees and distributions. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt financing or equity capital to operate. We are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to maintain our tax treatment as a RIC. Accordingly, in the event that we need additional capital in the future for investments or for any other reason we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain further debt or equity financing on acceptable terms, our ability to acquire additional investments and to expand our operations will be adversely affected. As a result, we would be less able to diversify our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.
Defaults by our portfolio companies could jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that we hold which could harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, some of the loans in which we may invest may be “covenant-lite” loans. We use the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
As part of our lending activities, we may in certain opportunistic circumstances originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Any such investment would involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company that we fund, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by us to the borrower.
Subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain debt investments that we will make in portfolio companies will be secured on a second priority lien basis by the same collateral securing senior debt of such companies. We also make debt investments in portfolio companies secured on a first priority basis. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. In the event of a default, the holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us.
In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the first priority or second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the first priority or second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.
We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on any such portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before

us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.
Certain of our investments may be adversely affected by laws relating to fraudulent conveyance or voidable preferences.
Certain of our investments could be subject to federal bankruptcy law and state fraudulent transfer laws, which vary from state to state, if the debt obligations relating to certain investments were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such debt obligations. If the debt proceeds are used for a buyout of shareholders, this risk is greater than if the debt proceeds are used for day-to-day operations or organic growth. If a court were to find that the issuance of the debt obligations was a fraudulent transfer or conveyance, the court could void or otherwise refuse to recognize the payment obligations under the debt obligations or the collateral supporting such obligations, further subordinate the debt obligations or the liens supporting such obligations to other existing and future indebtedness of the issuer or require us to repay any amounts received by us with respect to the debt obligations or collateral. In the event of a finding that a fraudulent transfer or conveyance occurred, we may not receive any repayment on such debt obligations.
Under certain circumstances, payments to us and distributions by us to our shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court’s discretionary power to disallow, subordinate or disenfranchise particular claims or recharacterize investments made in the form of debt as equity contributions.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Although we intend to structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company or a representative of us or our Adviser sat on the board of directors of such portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.
In addition, a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of our investments in portfolio companies (including that, as a BDC, we may be required to provide managerial assistance to those portfolio companies if they so request upon our offer), we may be subject to allegations of lender liability.
We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.
We do not currently, and do not expect in the future to control most of our portfolio companies, although we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in private companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at a favorable value. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
We are, and will continue to be, exposed to risks associated with changes in interest rates.
Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.
A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income. However, an increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock. Further, rising interest rates could also adversely affect our performance if such increases cause our borrowing costs to rise at a rate in excess of the rate that our investments yield.
Many of our debt investments are based on floating interest rates, such as LIBOR, the Euro Interbank Offered Rate (“EURIBOR”), the Federal Funds Rate or the Prime Rate, that reset on a periodic basis, and that many of our investments will be subject to interest rate floors. A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income, which also could be negatively impacted by our borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of our borrowers and result in challenges to their financial performance and ability to repay their obligations. In addition, our cost of funds likely will increase because the interest rates on the majority of amounts we may borrow are likely to be floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates, and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor.
Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Moreover, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock. Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could adversely affect our business.
We may enter into certain hedging transactions, such as interest rate swap agreements, in an effort to mitigate our exposure to adverse fluctuations in interest rates and we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk or if we will enter into such interest rate hedges. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.
We do not have a policy governing the maturities of our investments. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect our net asset value. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate.
In periods of rising interest rates, to the extent we borrow money subject to a floating interest rate, our cost of funds would increase, which could reduce our net investment income. Further, rising interest rates could also adversely affect our performance if we hold investments with floating interest rates, subject to specified minimum interest rates (such as a LIBOR floor), while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may increase our interest expense, even though our interest income from investments is not increasing in a corresponding manner as a result of such minimum interest rates.
If general interest rates rise, there is a risk that the portfolio companies in which we hold floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on us to provide fixed rate loans to our portfolio companies, which could adversely affect our net investment income, as increases in our cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.
To the extent that we make floating rate debt investments, a rise in the general level of interest rates would lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase in the amount of the Incentive Fee payable to the Adviser.
International investments create additional risks.
We may make investments in portfolio companies that are domiciled outside of the United States. Pursuant to our investment policies, we will not invest more than 20% of our total assets in companies whose principal place of business is outside the United States. Our investments in foreign portfolio companies are deemed “non-qualifying assets”, which means that, as required by the 1940 Act, such investments, along with other investments in non-qualifying assets, may not constitute more than 30% of our total assets at the time of our acquisition of any such asset, after giving effect to the acquisition. Notwithstanding the limitation on our ownership of foreign portfolio companies, such investments subject us to many of the same risks as our domestic investments, as well as certain additional risks, including the following:
•
foreign governmental laws, rules and policies, including those relating to taxation and bankruptcy and restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States and any adverse changes in these laws;

•
foreign currency devaluations that reduce the value of and returns on our foreign investments;

•
adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which we invest;

•
adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which we invest;

•
the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from our investments in the foreign country;

•
changes that adversely affect the social, political and/or economic stability of a foreign country in which we invest;

•
high inflation in the foreign countries in which we invest, which could increase the costs to us of investing in those countries;

•
deflationary periods in the foreign countries in which we invest, which could reduce demand for our assets in those countries and diminish the value of such investments and the related investment returns to us; and

•
legal and logistical barriers in the foreign countries in which we invest that materially and adversely limit our ability to enforce our contractual rights with respect to those investments.

In addition, we may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which we may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which we may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an adverse effect on our portfolio companies in those countries and the rates of return that we are able to achieve on such investments. We may also lose the total value of any investment which is nationalized, expropriated or confiscated. The financial results and investment opportunities available to us, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic and legal risks.
We will expose ourselves to risks if we engage in hedging transactions.
We may enter into hedging transactions, which may expose us to risks associated with such transactions. We may seek to utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates and the relative value of certain debt securities from changes in market interest rates. Use of these hedging instruments may include counter-party credit risk. To the extent we have non-U.S. investments, particularly investments denominated in non-U.S. currencies, our hedging costs will increase.
Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions were to decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions were to increase. It also may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.
The success of our hedging strategy, if any, will depend on our ability to correctly identify appropriate exposures for hedging. Unanticipated changes in currency exchange rates or other exposures that we might hedge may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary, as may the time period in which the hedge is effective relative to the time period of the related exposure.
For a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the positions being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions also is not eligible to be distributed to non-U.S. stockholders free from withholding taxes. Changes to the regulations applicable to the financial instruments we use to accomplish our hedging strategy could affect the effectiveness of that strategy. See “— The market structure applicable to derivatives imposed by the Dodd-Frank Act, the U.S. Commodity Futures Trading Commission (“CFTC”) and SEC may affect our ability to use over-the-counter (“OTC”) derivatives for hedging purposes” and “— We are, and will continue to be, exposed to risks associated with changes in interest rates.”

The market structure applicable to derivatives imposed by the Dodd-Frank Act, the U.S. Commodity Futures Trading Commission (“CFTC”) and SEC may affect our ability to use over-the-counter (“OTC”) derivatives for hedging purposes.
The Dodd-Frank Act and the CFTC enacted and SEC has issued rules to implement, both broad new regulatory requirements and broad new structural requirements applicable to OTC derivatives markets and, to a lesser extent, listed commodity futures (and futures options) markets. Similar changes are in the process of being implemented in other major financial markets.
The CFTC and the SEC have issued final rules establishing that certain swap transactions are subject to CFTC regulation. Engaging in such swap or other commodity interest transactions such as futures contracts or options on futures contracts may cause us to fall within the definition of “commodity pool” under the Commodity Exchange Act and related CFTC regulations. The Adviser has claimed relief from CFTC registration and regulation as a commodity pool operator with respect to our operations, with the result that we are limited in our ability to use futures contracts or options on futures contracts or engage in swap transactions. Specifically, we are subject to strict limitations on using such derivatives other than for hedging purposes, whereby the use of derivatives not used solely for hedging purposes is generally limited to situations where (i) the aggregate initial margin and premiums required to establish such positions does not exceed five percent of the liquidation value of our portfolio, after taking into account unrealized profits and unrealized losses on any such contracts we have entered into; or (ii) the aggregate net notional value of such derivatives does not exceed 100% of the liquidation value of our portfolio.
The Dodd-Frank Act also imposed requirements relating to real-time public and regulatory reporting of OTC derivative transactions, enhanced documentation requirements, position limits on an expanded array of derivatives, and recordkeeping requirements. Taken as a whole, these changes could significantly increase the cost of using uncleared OTC derivatives to hedge risks, including interest rate and foreign exchange risk; reduce the level of exposure we are able to obtain for risk management purposes through OTC derivatives (including as the result of the CFTC imposing position limits on additional products); reduce the amounts available to us to make non-derivatives investments; impair liquidity in certain OTC derivatives; and adversely affect the quality of execution pricing obtained by us, all of which could adversely impact our investment returns.
Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.
In November 2020, the SEC adopted a rulemaking regarding the ability of a BDC (or a registered investment company) to use derivatives and other transactions that create future payment or delivery obligations. Under the newly adopted rules, BDCs that use derivatives will be subject to a value-at-risk leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements will apply unless the BDC qualifies as a “limited derivatives user,” as defined under the adopted rules. Under the new rule, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Collectively, these requirements may limit our ability to use derivatives and/or enter into certain other financial contracts.
We may enter into total return swaps that would expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.
A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security or loan, basket of securities or loans or securities or loan indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is typically used to obtain exposure to a security, loan or market without owning or taking physical custody of such security or loan or investing directly in such market. A total return swap may effectively add leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities or loans subject to the total return swap. A total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In addition, because a total return swap is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.
Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns.
We have adopted a policy to invest, under normal circumstances, at least 80% of the value of our assets in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related industries are generally characterized by abrupt business cycles and intense competition. Overcapacity in technology-related industries, together with cyclical economic downturns, may result in substantial decreases in the market capitalization of many technology-related companies. Such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.
Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.
We may invest in technology-related companies that are reliant on U.S. and foreign regulatory and governmental programs. Any material changes or discontinuation, due to change in administration or U.S. Congress or otherwise could have a material adverse effect on the operations of a portfolio company in these industries and, in turn, impair our ability to timely collect principal and interest payments owed to us to the extent applicable.
Our investments in life sciences-related companies may be subject to extensive government regulation, litigation risk and certain other risks particular to that industry.
We may invest in life sciences-related that may be subject to extensive regulation by federal, state and other foreign agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, governmental budgetary constraints effecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Life sciences-related portfolio companies may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a life sciences-related portfolio company and, in turn, impair our ability to timely collect principal and interest payments owed to us.
Our portfolio may be focused on a limited number of portfolio companies or industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.
Beyond the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes, we do not have fixed guidelines for diversification. While we are not targeting any specific industries, our investments may be focused on relatively few industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns.
We cannot guarantee that we will be able to obtain various required licenses in U.S. states or in any other jurisdiction where they may be required in the future
We are required to have and may be required in the future to obtain various state licenses to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. We cannot assure you that we will maintain or obtain all of the licenses that we need on a timely basis. We also are and will be subject to various information and other requirements to maintain and obtain these licenses, and we cannot assure you that we will satisfy those requirements. Our failure to maintain or obtain licenses that we require, now or in the future, might restrict investment options and have other adverse consequences.
An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
We invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:
•
have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

•
may have limited financial resources and may be unable to meet their obligations under their debt obligations that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment;

•
may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•
are more likely to depend on the management talents and efforts of a small group of persons and, therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on us; and

•
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis and in any event often have lower volumes than publicly traded securities even in normal market conditions. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. If there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our Board. As a result, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser or any of its affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction under the 1940 Act. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. We must therefore rely on the ability of our Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies, and to monitor the activities and performance of these investments. To the extent that we (or other clients of the Adviser) may hold a larger number of investments, greater demands will be placed on the Adviser’s time, resources and personnel in monitoring such investments, which may result in less attention being paid to any individual investment and greater risk that our investment decisions may not be fully informed. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.
Certain investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis.
Investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis to take advantage of certain investment opportunities. While we generally will not seek to make an investment until the Adviser has conducted sufficient due diligence to make a determination as to the acceptability of the credit quality of the investment and the underlying issuer, in such cases, the information available to the Adviser at the time of making an investment decision may be limited. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment. In addition, the Adviser may rely upon independent consultants in connection with its evaluation of proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and we may incur liability as a result of such consultants’ actions, many of whom we will have limited recourse against in the event of any such inaccuracies.
We may not have the funds or ability to make additional investments in our portfolio companies.
After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we do have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with BDC requirements or in order to maintain our RIC status. Our ability to make follow-on investments may also be limited by our Adviser’s allocation policies. Any decision not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful investment or may reduce the expected return to us on the investment.
We are subject to risks related to corporate social responsibility.
Our business faces increasing public scrutiny related to environmental, social and governance (“ESG”) activities. We risk damage to our brand and reputation if we fail to act responsibly in a number of areas, such as environmental stewardship, corporate governance and transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations. Additionally, new regulatory initiatives related to ESG could adversely affect our business.
We are subject to certain risks as a result of our interest in the CLO Preferred Shares.
Under the terms of the loan sale agreement entered into in connection with the $333.5 million term debt securitization transaction (the “CLO Transaction”) we completed on December 16, 2020 (the “CLO Closing Date”), we sold and/or contributed to Owl Rock Technology Financing 2020-1, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (the “CLO Issuer”), all of the ownership interest in the portfolio loans and participations held by the CLO Issuer on the CLO Closing Date, for the purchase price and other consideration set forth in the loan sale agreement. As a result of the CLO Transaction, we hold all of the preferred shares issued by the CLO Issuer (the “CLO Preferred Shares”), which comprise 100% of the equity interests (other than certain nominal interests held by a charitable trust for purposes of limiting the ability of the CLO Issuer to file for bankruptcy), in the CLO Issuer and the CLO Issuer in turn owns 100% of the equity of Owl Rock Technology Financing 2020-1 LLC, a Delaware limited liability company (the “CLO Co-Issuer”). As a result, we expect to consolidate the financial statements of the CLO Issuer in our consolidated financial statements. However, once sold or contributed to a CLO, the underlying loans and participation interests have been securitized and are no longer our direct investment, and the risk return profile has been altered. In general, rather than holding interests in the underlying loans and participation interests, the CLO Transaction resulted in us holding equity interests in the CLO Issuer, with the CLO Issuer holding the underlying loans. As a result, we are subject both to the risks and benefits associated with the equity interests of the CLO Issuer (i.e., the CLO Preferred Shares) and, indirectly, the risks and benefits associated with the underlying loans and participation interests held by the CLO Issuer. In addition, our ability to sell, amend or otherwise modify an underlying loan held by the CLO Issuer is subject to certain conditions and restrictions under the CLO Transaction, which may prevent us from taking actions that we would take if we held such underlying loan directly.
The subordination of the CLO Preferred Shares will affect our right to payment.
The CLO Preferred Shares are subordinated to the notes issued and amounts borrowed by the CLO Issuer and the CLO Co-Issuer (the “CLO Debt”), and certain fees and expenses. If an overcollateralization test or an interest coverage test is not satisfied as of a determination date, the proceeds from the underlying loans otherwise payable to the CLO Issuer (which the CLO Issuer could have distributed with respect to the CLO Preferred Shares of the CLO Issuer) will be diverted to the payment of principal on the CLO Debt of the CLO Issuer. See “— The CLO Indenture requires mandatory redemption of the CLO Debt for failure to satisfy coverage tests, which would reduce the amounts available for distribution to us.”
On the scheduled maturity of the CLO Debt of the CLO Issuer or if the CLO Debt is accelerated after an event of default, proceeds available after the payment of certain administrative expenses will be applied to pay both principal of and interest on the CLO Debt until the CLO Debt is paid in full before any further payment will be made on the CLO Preferred Shares of the CLO Issuer. As a result, the CLO Preferred Shares would not receive any payments until the CLO Debt is paid in full and under certain circumstances may not receive payments at any time.
In addition, if an event of default occurs and is continuing with respect to the CLO Debt of the CLO Issuer, the holders of the CLO Debt will be entitled to determine the remedies to be exercised under the indenture pursuant to which such CLO Debt was issued (the “CLO Indenture”). Remedies pursued by the holders of CLO Debt could be adverse to our interests as the holder of CLO Preferred Shares, and the holders of CLO Debt will have no obligation to consider any possible adverse effect on such our interest or the interest of any other person. See “— The holders of certain CLO Debt will control many rights under the CLO Indenture and therefore, we will have limited rights in connection with an event of default or distributions thereunder.”
The CLO Preferred Shares represent leveraged investments in the underlying loan portfolio of the CLO Issuer, which is a speculative investment technique that increases the risk to us as the owner of the CLO Preferred Shares. As the junior interest in a leveraged capital structure, the CLO Preferred Shares will bear the primary risk of deterioration in the performance of the CLO Issuer and its portfolio of underlying loans.
The holders of certain CLO Debt will control many rights under the CLO Indenture and therefore, we will have limited rights in connection with an event of default or distributions thereunder.
Under the CLO Indenture, as long as any CLO Debt of the CLO Issuer is outstanding, the holders of the senior-most outstanding class of such CLO Debt will have the right to direct the trustee or the applicable CLO Issuer to take certain actions under the CLO Indenture (and the CLO Credit Agreement, in the case of CLO), subject to certain conditions. For example, these holders will have the right, following an event of default, to direct certain actions and control certain decisions, including the right to accelerate the maturity of CLO Debt and, under certain circumstances, the liquidation of the collateral. Remedies pursued by such holders upon an event of default could be adverse to our interests.

Although we, as the holder of the CLO Preferred Shares, will have the right, subject to the conditions set forth in the CLO Indentures, to purchase assets in any liquidation of assets by the collateral trustee, if an event of default has occurred and is continuing, we will not have any creditors’ rights against the CLO Issuer and will not have the right to determine the remedies to be exercised under the CLO Indenture. There is no guarantee that any funds will remain to make distributions to us as the holder of the CLO Preferred Shares following any liquidation of assets and the application of the proceeds from such assets to pay the CLO Debt and the fees, expenses, and other liabilities payable by the CLO Issuer.
The CLO Indenture requires mandatory redemption of the CLO Debt for failure to satisfy coverage tests, which would reduce the amounts available for distribution to us.
Under the CLO Indenture governing the CLO Transaction, there are two coverage tests applicable to CLO Debt. These tests apply to CLO Transaction separately.
The first such test, the interest coverage test, compares the amount of interest proceeds received and, other than in the case of defaulted loans, scheduled to be received on the underlying loans held by CLO Issuer to the amount of interest due and payable on the CLO Debt of the CLO Issuer and the amount of fees and expenses senior to the payment of such interest in the priority of distribution of interest proceeds. To satisfy this test interest received on the portfolio loans held by the CLO Issuer must equal at least 120% of the amount equal to the interest payable on the CLO Debt of the CLO Issuer plus the senior fees and expenses.
The second such test, the overcollateralization test, compares the adjusted collateral principal amount of the portfolio of underlying loans of the CLO Issuer to the aggregate outstanding principal amount of the CLO Debt of the CLO Issuer. To satisfy this second test at any time, this adjusted collateral principal amount for the CLO must equal at least 156.75% of the outstanding principal amount of the CLO Debt. In this test, certain reductions are applied to the principal balance of underlying loans in connection with certain events, such as defaults or ratings downgrades to “CCC” levels or below with respect to the loans held by each CLO Issuer. These adjustments increase the likelihood that this test is not satisfied.
If either coverage test with respect to the CLO Transaction is not satisfied on any determination date on which such test is applicable, the CLO Issuer must apply available amounts to redeem its CLO Debt in an amount necessary to cause such test to be satisfied. This would reduce or eliminate the amounts otherwise available to make distributions to us as the holder of the CLO Preferred Shares of the CLO Issuer.
A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our notes, if any, or change in the debt markets, could cause the liquidity or market value of our notes to decline significantly.
Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of our notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion.
Federal Income Tax Risks
We cannot predict how tax reform legislation will affect us, our investments, our shareholders or potential investors in the Notes, and any such legislation could adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. For example, in December 2017, Congress passed tax reform legislation that made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our shareholders, potential investors in the Notes or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our shareholders of such qualification, or could have other adverse consequences. Potential investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Notes.
We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries.
To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “— Certain U.S. Federal Income Tax Considerations.”
The Annual Distribution Requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short term capital gains over realized net long term capital losses. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. We would be taxed, at regular corporate rates, on retained income and/or gains, including any short term capital gains or long term capital gains. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or choose or are required to retain a portion of our taxable income or gains, we could (1) be required to pay excise taxes and (2) fail to qualify for RIC tax treatment, and thus become subject to corporate level income tax on our taxable income (including gains).
The income source requirement will be satisfied if we obtain at least 90% of our annual income from dividends, interest, gains from the sale of stock or securities, or other income derived from the business of investing in stock or securities.
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Specifically, at least 50% of the value of our assets must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities if such securities or any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.
We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding, and value added taxes).
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, since we will likely hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK, secondary market purchases of debt securities at a discount to par, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as unrealized appreciation for foreign currency forward contracts and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate-level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.
Unrealized appreciation on derivatives, such as foreign currency forward contracts, may be included in taxable income while the receipt of cash may occur in a subsequent period when the related contract expires. Any unrealized depreciation on investments that the foreign currency forward contracts are designed to hedge are not currently deductible for tax purposes. This can result in increased taxable income whereby we may not have sufficient cash to pay distributions or we may opt to retain such taxable income and pay a 4% excise tax. In such cases we could still rely upon the “spillback provisions” to maintain RIC tax treatment.
We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts with respect to debt securities acquired in the secondary market and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes. Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
General Risk Factors
There is uncertainty surrounding potential legal, regulatory and policy changes by new presidential administrations in the United States that may directly affect financial institutions and the global economy.
As a result of the United States presidential election, which occurred on November 3, 2020, commencing January 2021, the Democratic Party gained control of the executive and legislative branch of government. Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting financial institutions remain highly uncertain. Uncertainty surrounding future changes may adversely affect our operating environment and therefore our business, financial condition, results of operations and growth prospects.
Certain historical data regarding our business properties, results of operations, financial condition and liquidity does not reflect the impact of the COVID-19 pandemic and related containment measures and therefore does not purport to be representative of our future performance.
The information included in this prospectus and our other reports filed with the SEC includes information regarding our business, properties, results of operations, financial condition and liquidity as of dates and for periods before the impact of COVID-19 related containment measures (including quarantines and government orders requiring the closure of certain businesses, limiting travel, requiring that individuals stay at home or shelter in place and closing borders. This historical information therefore does not reflect the adverse impacts of the COVID-19 pandemic and the related containment measures. Accordingly, investors are cautioned not to unduly rely on historical information regarding our businesses, properties, results of operations, financial condition or liquidity, as that data does not reflect the adverse impact of COVID-19 and therefore does not purport to be representative of the future results of operations, financial condition, liquidity or other financial or operating results of us, our properties or our business.
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We and our portfolio companies will be subject to regulation at the local, state, and federal levels. Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this report and may shift our investment focus from the areas of expertise of our Adviser. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and your investment in us.
Government intervention in the credit markets could adversely affect our business.
The central banks and, in particular, the U.S. Federal Reserve, have taken unprecedented steps since the financial crises of 2008-2009 and the COVID-19 global pandemic. It is impossible to predict if, how, and to what extent the United States and other governments would further intervene in the credit markets. Such intervention is often prompted by politically sensitive issues involving family homes, student loans, real estate speculation, credit card receivables, pandemics, etc., and could, as a result, be contrary to what we would predict from an “economically rational” perspective.
Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.
As a result of the 2020 U.S. election, the Democratic Party currently controls the executive branch of government. Significant changes to U.S. trade policy may occur as a result of the administration change, including the United States re-entering, withdrawing from or renegotiate various trade agreements or other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations.
We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.
We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering of common equity securities, (ii) in which we have total annual gross revenue of at least $1.07 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our common stock and debt less attractive because we will rely on some or all of these exemptions.
In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of such extended transition periods.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.
Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.
Our Bylaws include an exclusive forum selection provision, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, or other agents.
Our Bylaws require that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Company’s director, officer or other agent to the Company or to its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Bylaws will not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act. There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision. The exclusive forum selection provision in our Bylaws may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable. If this occurred, we may incur additional costs associated with resolving such action in another forum, which could materially adversely affect our business, financial condition and results of operations.
We expend significant financial and other resources to comply with the requirements of being a public entity.
As a public entity, we are subject to the reporting requirements of the Exchange Act and requirements of the Sarbanes-Oxley Act. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below. In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, significant resources and management oversight are required. We have implemented procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.
The systems and resources necessary to comply with public company reporting requirements will increase further once we cease to be an “emerging growth company” under the JOBS Act. As long as we remain an emerging growth company, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We expect to remain an emerging growth company for up to five years following the completion of our initial public offering of common equity securities or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period.
We may experience fluctuations in our operating results.
We may experience fluctuations in our operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, interest rates and default rates on the debt investments we make, the level of our expenses, variations in and the timing of the recognition of realized gains or losses, unrealized appreciation or depreciation, the degree to which we encounter competition in our markets, and general economic conditions. These occurrences could have a material adverse effect on our results of operations and our ability to meet our payment obligations under the Notes and other debt.
Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively.
The occurrence of a disaster, such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.
We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.
Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incidents that adversely affects our data, resulting in increased costs and other consequences as described above.
We and our service providers are currently impacted by quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). In response to the outbreak, our Adviser instituted a work from home policy until it is deemed safe to return to the office. Policies of extended periods of remote working, whether by us or our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts that seek to exploit the COVID-19 pandemic. Accordingly, the risks described above, are heightened under the current conditions.
Cybersecurity risks and cyber incidents may adversely affect our business or the business of our portfolio companies by causing a disruption to our operations or the operations of our portfolio companies, a compromise or corruption of our confidential information or the confidential information of our portfolio companies and/or damage to our business relationships or the business relationships of our portfolio companies, all of which could negatively impact the business, financial condition and operating results of us or our portfolio companies.
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us or our portfolio companies. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems or those of our portfolio companies for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. As our and our portfolio companies’ reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by third-party service providers, and the information systems of our portfolio companies. We have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident. Further, the remote working conditions resulting from the COVID-19 pandemic have heightened our and our portfolio companies’ vulnerability to a cybersecurity risk or incident.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This prospectus contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•
an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•
an economic downturn could disproportionately impact the companies that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;

•
an economic downturn could also impact availability and pricing of our financing and our ability to access the debt capital markets;

•
a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•
the impact of the novel strain of coronavirus known as “COVID-19” and related changes in base interest rates and significant market volatility on our business, our portfolio companies, our industry and the global economy;

•
interest rate volatility, including the decommissioning of LIBOR, could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•
currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•
our future operating results;

•
our business prospects and the prospects of our portfolio companies including our and their ability to achieve our respective objectives as a result of the current COVID-19 pandemic;

•
our contractual arrangements and relationships with third parties;

•
the ability of our portfolio companies to achieve their objectives;

•
competition with other entities and our affiliates for investment opportunities;

•
the speculative and illiquid nature of our investments;

•
the use of borrowed money to finance a portion of our investments as well as any estimates regarding potential use of leverage;

•
the adequacy of our financing sources and working capital;

•
the loss of key personnel;

•
the timing of cash flows, if any, from the operations of our portfolio companies;

•
the ability of the Adviser to locate suitable investments for us and to monitor and administer our investments;

•
the ability of the Adviser to attract and retain highly talented professionals;

•
our ability to qualify for and maintain our tax treatment as a RIC under the Code, and as a BDC;

•
the effect of legal, tax and regulatory changes including the Coronavirus Aid, Relief and Economic Security Act signed into law in December 2020 and the American Rescue Plan Act of 2021, signed into law in March 2021; and

•
other risks, uncertainties and other factors previously identified in the reports and other documents we have filed with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements. Because we are an investment company, the forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 21E of the Exchange Act.

USE OF PROCEEDS
We estimate that the net proceeds we will receive from this offering will be approximately $      million, based on an offering price of       % per Note, after deducting the fee paid to the underwriters and estimated offering expenses of approximately $850 thousand payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount. We expect to use proceeds from this offering to pay down our existing indebtedness including indebtedness under (1) the Subscription Credit Facility which bears interest, at our election at the time of drawdown, at a rate per annum equal to (i) in the case of LIBOR rate loans, an adjusted LIBOR rate for the applicable interest period plus 1.50% or (ii) in the case of reference rate loans, the greatest of (A) a prime rate plus 0.50%, (B) the federal funds rate plus 1.00%, and (C) one-month LIBOR plus 1.50% and matures no later than November 19, 2021 unless extended and/or (2) the Revolving Credit Facility which bears interest, at our election at the time of drawdown, at either LIBOR plus 2.00%, or base rate plus 1.00% and which matures on September 3, 2025.
Affiliates of certain underwriters are lenders under the Revolving Credit Facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent the proceeds are used to pay down a portion of the outstanding indebtedness under the Revolving Credit Facility.

CAPITALIZATION
The following table sets forth:
•
the actual consolidated capitalization of the Company at March 31, 2021; and

•
the consolidated capitalization of the Company at March 31, 2021, as adjusted to reflect the assumed sale of $       aggregate principal amount of Notes in this offering at an offering price of       % per Note after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $850 thousand payable by us and application of the net proceeds as discussed in more detail under “Use of Proceeds”.

You should read this table together with “Use of Proceeds” and the consolidated financial statements and the related notes thereto included elsewhere in this prospectus.
($ in thousands, except per share amounts)	March 31, 2021 (Unaudited)	As Adjusted for this Offering
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $3,036,741)	$3,121,799		$3,121,799
Non-controlled, affiliated investments (amortized cost of $100,005)	100,000		100,000
Total investments at fair value (amortized cost of $3,136,746)	3,221,799		3,221,799
Cash	281,750		281,750
Interest receivable	18,776		18,776
Dividend income receivable	671		671
Prepaid expenses and other assets	830		830
Total Assets	$3,523,826		$3,523,826
Liabilities
Secured debt (net of unamortized debt issuance costs)(1)	$693,317	$
Unsecured debt (net of unamortized debt issuance costs)	965,145
Total Debt (net of unamortized debt issuance costs)	1,658,462		1,658,462
Management fee payable	10,557		10,557
Distribution payable	28,192		28,192
Incentive fee payable	11,777		11,777
Payables to affiliates	875		875
Accrued expenses and other liabilities	21,446		21,446
Total Liabilities	$1,731,309		$1,731,309
Net Assets
Common shares $0.01 par value, 500,000,000 shares authorized; 117,016,427 shares issued and outstanding	$1,170		$1,170
Additional paid-in-capital	1,705,339		1,705,339
Total distributable earnings (losses)	86,008		86,008
Total Net Assets	$1,792,517		$1,792,517
Total Liabilities and Net Assets	$3,523,826		$3,523,826
Net Asset Value Per Share	$15.32		$15.32
Shares	117,016,427		117,016,427

(1)
Includes Subscription Credit Facility secured by a perfected first priority interest in capital commitments of the Company’s private investors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
The discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Financial Data and Other Information” and our consolidated financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking statements, which relate to future events or the future performance or financial condition of Owl Rock Capital Corporation and involves numerous risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of uncertainties, risk and assumptions associated with these statements.
Overview
Owl Rock Technology Finance Corp. (the “Company”, “we”, “us” or “our”) is a Maryland corporation formed on July 12, 2018. We were formed primarily to originate and make debt and equity investments in technology-related companies based primarily in the United States. We intend to originate and invest in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. Our investment objective is to maximize total return by generating current income from our debt investments and other income producing securities, and capital appreciation from our equity and equity-linked investments.
We are managed by Owl Rock Technology Advisors LLC (“the Adviser” or “our Adviser”). The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the overall supervision of our board of directors (the “Board”), the Adviser manages our day-to-day operations, and provides investment advisory and management services to us. The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. The Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals. The Board consists of eight directors, five of whom are independent.
We conduct private offerings (each, a “Private Offering”) of our common shares to accredited investors in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended. At the closing of each Private Offering, each investor makes a capital commitment (a “Capital Commitment”) to purchase shares of our common stock pursuant to a subscription agreement entered into with us. Until the earlier of an Exchange Listing (as defined below) and the end of the Commitment Period (as defined below), investors are required to fund drawdowns to purchase shares of our common stock up to the amount of their respective Capital Commitment on an as-needed basis each time we deliver a drawdown notice to our investors. The initial closing of the Private Offering occurred on August 10, 2018 (the “Initial Closing”). As of March 31, 2021, we had $3.1 billion in total Capital Commitments from investors, of which $80.2 million is from entities affiliated with or related to our Adviser. Prior to the listing of our common stock on a national securities exchange (an “Exchange Listing”), the Adviser may, in its sole discretion, permit one or more additional closings (“Subsequent Closings”) as additional Capital Commitments are obtained (the conclusion of all Subsequent Closings, if any, the “Final Closing”). The “Commitment Period” will continue until the earlier of the (i) five year anniversary of the Final Closing and (ii) the seven year anniversary of the Initial Closing. If we have not consummated an Exchange Listing by the end of the Commitment Period, subject to extension for two additional one-year periods, in the sole discretion of the Board, the Board (subject to any necessary shareholder approvals and applicable requirements of the Investment Company Act of 1940 (the “1940 Act”)) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve the Company in an orderly manner.
Placement activities are conducted by our officers and the Adviser. In addition, we may enter into agreements with placement agents or broker-dealers to solicit Capital Commitments. For example, the Company and the Adviser entered into a dealer manager agreement with Owl Rock Capital Securities LLC (“Owl Rock Securities”) pursuant to which Owl Rock Securities and certain participating broker-dealers will solicit Capital Commitments and the Company entered into a placement agent agreement with Owl Rock

Securities pursuant to which employees of Owl Rock Securities may conduct placement activities. Owl Rock Securities, an affiliate of Owl Rock, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority. In addition, the Company, the Adviser and third party placement agents may enter into placement agreements from time to time, pursuant to which such placement agents will solicit Capital Commitments. Fees paid pursuant to these agreements will be paid by our Adviser.
The Adviser is under common control with Owl Rock Capital Advisors LLC (“ORCA”), Owl Rock Diversified Advisors LLC (“ORDA”) and Owl Rock Capital Private Fund Advisors LLC (“ORPFA”), which are also investment advisers and subsidiaries of Owl Rock Capital Partners. ORCA serves as investment adviser to Owl Rock Capital Corporation, Owl Rock Capital Corporation II and Owl Rock Core Income Corp. and ORDA serves as investment adviser to Owl Rock Capital Corporation III. The Adviser, ORCA, ORTA and ORPFA are referred to as the “Owl Rock Advisers” and together with Owl Rock Capital Partners are referred to, collectively, as “Owl Rock”.
On December 23, 2020, Owl Rock Capital Group, the parent of the Adviser (and a subsidiary of Owl Rock Capital Partners), and Dyal Capital Partners (“Dyal”) announced they are merging to form Blue Owl Capital (“Blue Owl”). Blue Owl will enter the public market via its acquisition by Altimar Acquisition Corporation (NYSE:ATAC) (“Altimar”), a special purpose acquisition company (the “Transaction”). If the Transaction is consummated, there will be no changes to the Company’s investment strategy or the Adviser’s investment team or investment process with respect to the Company; however, the Transaction will result in a change in control of the Adviser, which will be deemed an assignment of the Investment Advisory Agreement in accordance with the 1940 Act. As a result, the Board, after considering the Transaction and subsequent change in control, has determined that upon consummation of the Transaction and subject to the approval of the Company’s shareholders at a special meeting expected to be held on March 17, 2021, the Company should enter into an amended and restated investment advisory agreement with the Adviser on terms that are identical to the Investment Advisory Agreement. At a special meeting of the Company’s shareholders held on March 17, 2021, the Company’s shareholders approved the Company’s entry, upon consummation of the Transaction, into the amended and restated advisory agreement with the Adviser on terms that are identical to the Advisory Agreement. The Board also determined that upon consummation of the Transaction, the Company should enter into an amended and restated administration agreement with the Adviser on terms that are identical to the Administration Agreement.
We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We rely on exemptive relief, that has been granted by the SEC to ORCA and certain of its affiliates, to permit us to co-invest with other funds managed by the Adviser or certain of its affiliates, including Owl Rock Capital Corporation, Owl Rock Capital Corporation II, Owl Rock Capital Corporation III, Owl Rock Core Income Corp. and other funds managed by the Adviser or its affiliates (together with the Company, the “Owl Rock Clients”), in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. In addition, pursuant to an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs, through December 31, 2020, the Company was permitted, subject to the satisfaction of certain conditions, to participate in follow-on investments in its existing portfolio companies with certain private funds managed by the Adviser or its affiliates and covered by the Company’s exemptive relief, even if such private funds have not previously invested in such existing portfolio company. Without this order, private funds would generally not be able to participate in such follow-on investments with the Company unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with the Company. Although the conditional exemptive order has expired, the SEC’s Division of Investment Management has indicated that until March 31, 2022, it will not recommend enforcement action, to the extent that any BDC with an existing co-investment order continues to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein. The Owl Rock Advisers’ investment allocation policy seeks to ensure equitable allocation of investment opportunities between us, Owl Rock Capital Corporation, Owl Rock Capital Corporation II, Owl Rock Capital Corporation III and/or other funds managed by our Adviser or its affiliates over time. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of other funds established by the Adviser or its affiliates, including the Owl Rock Clients, that could avail themselves of the exemptive relief.
On September 24, 2018, we formed a wholly-owned subsidiary, OR Tech Lending LLC, a Delaware limited liability company, which is intended to hold a California finance lenders license. OR Tech Lending LLC is intended to originate loans to borrowers headquartered in California. From time to time the Company may form wholly-owned subsidiaries to facilitate the normal course of business.
We have elected to be regulated as a BDC under the 1940 Act and have elected to be treated as a regulated investment company (“RIC”) for tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). As a result, we are required to comply with various statutory and regulatory requirements, such as:
•
the requirement to invest at least 70% of our assets in “qualifying assets”, as such term is defined in the 1940 Act;

•
source of income limitations;

•
asset diversification requirements; and

•
the requirement to distribute (or be treated as distributing) in each taxable year at least 90% of our investment company taxable income and tax-exempt interest for that taxable year.

In addition, we will not invest more than 20% of our total assets in companies whose principal place of business is outside the United States, although we do not generally intend to invest in companies whose principal place of business is in an emerging market and we have adopted a policy to invest, under normal circumstances at least 80% of the value of our total assets in “technology-related” businesses (as defined below).
COVID-19 Developments
In March 2020, the outbreak of COVID-19 was recognized as a pandemic by the World Health Organization and in response to the outbreak, our Adviser instituted a work from home policy until it is deemed safe to return to the office.
We have and continue to assess the impact of COVID-19 on our portfolio companies. We cannot predict the full impact of the COVID-19 pandemic, including its duration in the United States and worldwide, the effectiveness of governmental responses designed to mitigate strain to businesses and the economy and the magnitude of the economic impact of the outbreak. The COVID-19 pandemic and preventative measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, cancellations of events and travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter.
We have built out our portfolio management team to include workout experts and continue to closely monitor our portfolio companies; however, we are unable to predict the duration of any business and supply-chain disruptions, the extent to which COVID-19 will negatively affect our portfolio companies’ operating results or the impact that such disruptions may have on our results of operations and financial condition.
Our Investment Framework
We are a Maryland corporation organized primarily to originate and make debt and equity investments in technology-related companies based primarily in the United States. We originate and invest in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. Our investment objective is to maximize total return by generating current income from debt investments and other income producing securities, and capital appreciation from our equity and equity-linked investments. We generally intend to invest in companies with a low loan-to-value ratio, which we consider to be 50% or below. Since our Adviser’s affiliates began investment activities in April 2016 through March 31, 2021, our Adviser or its affiliates have originated $29.8 billion aggregate principal amount of investments across multiple industries, of which $27.8 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates.
We invest in a broad range of established and high growth technology companies that are capitalizing on the large and growing demand for technology products and services. These companies use technology extensively to improve business processes, applications and opportunities or seek to grow through technological developments and innovations. These companies operate in technology-related industries or sectors which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology and internet and digital media. Within each industry or sector, we intend to invest in companies that are developing or offering goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses and to target portfolio companies that comprise 1-2% of our portfolio. Generally, no individual portfolio company is expected to comprise greater than 5% of our portfolio; however, from time to time certain of our investments may comprise greater than 5% of our portfolio.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans (as defined below), with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders. These investments may include high-yield bonds and broadly-syndicated loans. In addition, we generally do not intend to invest more than 20% of our total assets in companies whose principal place of business is outside the United States, although we do not generally intend to invest in companies whose principal place of business is in an emerging market. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
We classify our debt investments as “traditional financing” or “growth capital” based on a number of factors. Traditional financing typically means a senior secured loan provided to a portfolio company that is owned by a private-equity firm, has a mature business model, and is underwritten on the basis of a multiple of EBITDA, cash flow, or recurring revenue. Growth capital typically means an investment in an established, but rapidly growing business that is owned by, or received an equity investment from, one or more growth equity or venture capital firms, and is underwritten on the basis of something other than a multiple of EBITDA (for example, a multiple of recurring revenue).
As of March 31, 2021, our average investment size in each of our portfolio companies was approximately $58.6 million based on fair value. As of March 31, 2021, investments we classify as traditional financing, excluding certain investments that fall outside our typical borrower profile, represented 79.4% of our total debt portfolio based on fair value and these portfolio companies had weighted average annual revenue of $311 million, weighted average annual EBITDA of $95 million and a weighted average enterprise value of $1.9 billion. As of March 31, 2021, investments we classify as growth capital represented 9.4% of our total debt portfolio based on fair value and these portfolio companies had weighted average annual revenue of $391 million and a weighted average enterprise value of $7.9 billion.
The companies in which we invest use our capital to support their growth, acquisitions, market or product expansion, refinancings and/or recapitalizations. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “high yield” or “junk”.
Key Components of Our Results of Operations
Investments
We focus primarily on the direct origination of loans to middle market, technology-related companies domiciled in the United States.
Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make.
In addition, as part of our risk strategy on investments, we may reduce the levels of certain investments through partial sales or syndication to additional lenders.
Revenues
We generate revenues primarily in the form of interest income from the investments we hold. In addition, we may generate income from dividends on either direct equity investments or equity interests obtained in connection with originating loans, such as options, warrants or conversion rights. Our debt investments typically have a term of three to ten years. As of March 31, 2021, 91.5% of our debt investments based on fair value bear interest at a floating rate, subject to interest rate floors, in certain cases. Interest on our debt investments is generally payable either monthly or quarterly.
Our investment portfolio consists primarily of floating rate loans. Macro trends in base interest rates like London Interbank Offered Rate (“LIBOR”) and any alternative reference rates may affect our net investment income over the long term. However, because we generally intend to originate loans to a small number of portfolio companies each quarter, and those investments may vary in size, our results in any given period, including the interest rate on investments that may be sold or repaid in a period compared to the interest rate of new investments made during that period, may be idiosyncratic, and reflect the characteristics of the particular portfolio companies that we invested in or exited during the period and not necessarily any trends in our business or macro trends.
Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts under U.S. generally accepted accounting principles (“U.S. GAAP”) as interest income using the effective yield method for term instruments and the straight-line method for revolving or delayed draw instruments. Repayments of our debt investments can reduce interest income from period to period. The frequency or volume of these repayments may fluctuate significantly. We record prepayment premiums on loans as interest income. We may also generate revenue in the form of commitment, loan origination, structuring, or due diligence fees, fees for providing managerial assistance to our portfolio companies and possibly consulting fees. Certain of these fees may be capitalized and amortized as additional interest income over the life of the related loan.
Dividend income on equity investments is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.

Our portfolio activity will also reflect the proceeds from sales of investments. We will recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized gains (losses) on investments in the Consolidated Statements of Operations.
Expenses
Our primary operating expenses include the payment of the management fee, the incentive fee, expenses reimbursable under the Administration Agreement and Investment Advisory Agreement, legal and professional fees, interest and other debt expenses and other operating expenses. The management fee and incentive fee compensate our Adviser for work in identifying, evaluating, negotiating, closing, monitoring and realizing our investments.
Except as specifically provided below, we anticipate that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. In addition, the Adviser shall be solely responsible for any placement or “finder’s” fees payable to placement agents engaged by the Company or its affiliates in connection with the offering of securities by the Company. We will bear our allocable portion of the costs of the compensation, benefits and related administrative expenses (including travel expenses) of our officers who provide operational and administrative services hereunder, their respective staffs and other professionals who provide services to us (including, in each case, employees of the Adviser or an affiliate) who assist with the preparation, coordination, and administration of the foregoing or provide other “back office” or “middle office” financial or operational services to us. We shall reimburse the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser (or its affiliates) to such individuals (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs and in acting on our behalf). We also will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including Management Fees and Incentive Fees, to the Adviser, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Investment Advisory Agreement and (iii) all other costs and expenses of our operations and transactions including, without limitation, those relating to:
•
the cost of our organization and any offerings;

•
the cost of calculating our net asset value, including the cost of any third-party valuation services;

•
the cost of effecting any sales and repurchases of the common stock and other securities;

•
fees and expenses payable under any dealer manager agreements, if any;

•
debt service and other costs of borrowings or other financing arrangements;

•
costs of hedging;

•
expenses, including travel expense, incurred by the Adviser, or members of the investment team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;

•
escrow agent, transfer agent and custodial fees and expenses;

•
fees and expenses associated with marketing efforts;

•
federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;

•
federal, state and local taxes;

•
independent directors’ fees and expenses, including certain travel expenses;

•
costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs,

including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing;
•
the costs of any reports, proxy statements or other notices to our shareholders (including printing and mailing costs);

•
the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters;

•
commissions and other compensation payable to brokers or dealers;

•
research and market data;

•
fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•
direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•
fees and expenses associated with independent audits, outside legal and consulting costs;

•
costs of winding up;

•
costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

•
extraordinary expenses (such as litigation or indemnification); and

•
costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

We expect, but cannot ensure, that our general and administrative expenses will increase in dollar terms during periods of asset growth, but will decline as a percentage of total assets during such periods.
Leverage
The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions. We have received approvals that allow us to reduce our asset coverage ratio from 200% to 150%. As a result, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the common stock if our asset coverage, as defined in the 1940 Act, would at least be equal to 150% immediately after each such issuance. This reduced asset coverage ratio permits us to double the amount of leverage we can incur. For example, under a 150% asset coverage ratio we may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio we may only borrow $1 for investment purposes for every $1 of investor equity. Our current target leverage ratio is 0.90x – 1.25x.
In any period, our interest expense will depend largely on the extent of our borrowing and we expect interest expense will increase as we increase our leverage over time subject to the limits of the 1940 Act. In addition, we may dedicate assets to financing facilities.
Market Trends
We believe the technology investment lending environment provides opportunities for us to meet our goal of making investments that generate an attractive total return based on a combination of the following factors, which continue to remain true in the current environment, with the economic shutdown resulting from the COVID-19 national health emergency.
Limited Availability of Capital for Technology Companies.    We believe that technology companies have limited access to capital, driven by a reduction in activity from commercial and investment banks, and a lack of dedicated pools of capital focused on technology companies. Traditional lenders, such as commercial and investment banks, generally do not have flexible product offerings that meet the needs of technology-related companies. In recent years, many commercial and investment banks have focused their efforts and resources on lending to large corporate clients and managing capital markets transactions rather than lending to technology-related companies. In addition, these lenders may be constrained in their ability to underwrite and hold loans and high yield securities, as well as their ability to provide equity financing, as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of scaled market participants that are willing to provide and hold meaningful amounts of a customized financing solution for technology companies. As a result, we believe our focus on technology-related companies and our ability to invest across the capital structure, coupled with a limited supply of capital providers, presents an attractive opportunity to invest in technology companies.
Capital Markets Have Been Unable to Fill the Void Left by Banks.   While underwritten bond and syndicated loan markets have been robust in recent years, many technology companies are less able to access these markets for reasons including the following:
High Yield Market  —  Many technology companies generally are not issuing debt in an amount large enough to be an attractively sized bond. High yield bonds are generally purchased by institutional investors who, among other things, are highly focused on the liquidity characteristics of the bond being issued. For example, mutual funds and exchange traded funds (“ETFs”) are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to technology companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.
Syndicated Loan Market  —  Loan issue size and liquidity are key drivers of institutional appetite and, correspondingly, underwriters’ willingness to underwrite the loans. Loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis.
Robust Demand for Debt Capital.   According to 451 Research’s M&A KnowledgeBase, there was approximately $1.8 trillion of mergers and acquisitions activity in the technology and software industries from 2015 through 2020. We believe technology companies will continue to require access to capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.5 trillion as of June 2019, coupled with a growing focus on technology investing by private equity sponsors, will continue to drive deal activity. We expect that technology companies, private equity sponsors, venture capital firms, and entrepreneurs will continue to seek partners to provide flexible financing for their businesses with debt and equity investments provided by companies such as us.
Technology Spend is Large and Increasing.    According to Gartner, a research and advisory company, global technology spend was $3.7 trillion in 2019 and is expected to grow to more than $4.3 trillion by 2023. We believe global demand for technology products and services will continue to grow rapidly, and that that growth will stimulate demand for capital from technology companies.
Attractive Investment Dynamics.   An imbalance between the supply of, and demand for, capital creates attractive pricing dynamics. With respect to the debt investments in technology companies, we believe the directly negotiated nature of such financings generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender protective change of control provisions. Further, we believe that historical default rates for technology and software companies have been lower, and recovery rates have been higher, as compared to the broader leveraged finance market, leading to lower cumulative losses. With respect to equity and equity-linked investments, we will seek to structure these investments with meaningful shareholder protections, including, but not limited to, anti-dilution, anti-layering, and liquidation preferences, which we believe will create the potential for meaningful risk-adjusted long-term capital gains in connection with the future liquidity events of these technology companies. Lastly, we believe that in the current environment, with the economic shutdown resulting from the COVID-19 national health emergency, lenders with available capital may be able to take advantage of attractive investment opportunities as the economy reopens and may be able to achieve improved economic spreads and documentation terms.
Compelling Business Models.   We believe that the products and services that technology companies provide often have high switching costs and are fundamental to the operations and success of their customers. We generally invest in dominant or growing players in niche markets that are selling products to established customer bases. As a result, technology companies have attributes that make them compelling investments, including strong customer retention rates, and highly recurring and predictable revenue. Further, technology companies are typically highly capital efficient, with limited capital expenditures and high free cash flow conversion. In addition, the replicable nature of technology products creates substantial operating leverage which typically results in strong profitability.
We believe that software businesses make compelling investments because they are inherently diversified into a variety of sectors due to end market applications and have been one of the more defensive sectors throughout economic cycles.
Attractive Opportunities in Investments in Technology Companies.   We invest in the debt and equity of technology companies. We believe that opportunities in the debt of technology companies are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are generally secured by the issuer’s assets, which may provide protection in the event of a default.
We believe that opportunities in the equity of technology companies are significant because of the potential to generate meaningful capital appreciation by participating in the growth in the portfolio company and the demand for its products and services. Moreover, we believe that the high-growth profile of a technology company will generally make it a more attractive candidate for a liquidity event than a company in a non-high growth industry.
Portfolio and Investment Activity
As of March 31, 2021, based on fair value, our portfolio consisted of 71.9% first lien senior secured debt investments (of which 50% we consider to be unitranche debt investments (including “last out” portions of such loans)), 4.2% second lien senior secured debt investments, 13.7% unsecured debt investments and 10.2% equity investments.
As of March 31, 2021, our weighted average total yield of the portfolio at fair value and amortized cost was 7.3% and 7.5%, respectively, and our weighted average yield of debt and income producing securities at fair value and amortized cost was 8.0% and 8.1%, respectively.
As of March 31, 2021, we had investments in 55 portfolio companies with an aggregate fair value of $3.2 billion.
Based on current market conditions, the pace of our investment activities, including originations and repayments, may vary. Currently, the strength of the financing and merger and acquisitions markets, coupled with the improved operational and financial performance of portfolio companies as COVID restrictions have eased, has led to increased originations and an active pipeline of investment opportunities.

Our investment activity for the three months ended March 31, 2021 and 2020 and the years ended December 31, 2020, 2019 and 2018 is presented below (information presented herein is at par value unless otherwise indicated).
	For the Three Months Ended March 31,		For the Years Ended December 31,
($ in thousands)	2021	2020	2020	2019	2018(3)
New investment commitment
Gross originations	$460,941	$432,000	$1,822,855	$1,517,163	$332,000
Less: Sell downs	—	—	(50,000)	(87,130)	—
Total new investment commitments	$460,941	$432,000	$1,772,855	$1,430,033	$332,000
Principal amount of investments funded:
First-lien senior secured debt investments	$182,320	$213,929	$1,005,142	$1,141,864	$211,731
Second-lien senior secured debt investments	10,833	91,238	159,945	16,450	20,000
Unsecured debt investments	187,825	100,000	364,640	—	30,000
Equity investments	58,232	6,917	116,917	57,160	—
Total principal amount of investments funded	$439,210	$412,084	$1,646,644	$1,215,474	$261,731
Principal amount of investments sold or repaid:
First-lien senior secured debt investments	$(125,060)	$(67,301)	$(184,279)	$(60,743)	$—
Second-lien senior secured debt investments	(86,467)	—	(5,988)	—	—
Unsecured debt investments	(100,000)	—	—	(30,000)	—
Total principal amount of investments sold or repaid	$(311,527)	$(67,301)	$(190,267)	$(90,743)	$—
Number of new investment commitments in new portfolio companies(1)	8	6	26	25	6
Average new investment commitment amount	$46,757	$63,719	$62,545	$54,928	$55,333
Weighted average term for new debt investment commitments (in years)	4.6	5.8	5.9	6.1	6.6
Percentage of new debt investment commitments at floating rates	84.5%	76.5%	81.9%	100.0%	91.0%
Percentage of new debt investment commitments at fixed rates	15.5%	23.5%	18.1%	0.0%	9.0%
Weighted average interest rate of new debt investment commitments(2)	7.1%	8.7%	8.0%	8.0%	7.8%
Weighted average spread over LIBOR of new floating rate debt investment commitments	6.6%	6.8%	7.2%	6.1%	5.0%

(1)
Number of new investment commitments represents commitments to a particular portfolio company.

(2)
Assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month LIBOR, which was 0.19% and 1.5% as of March 31, 2021 and 2020, respectively and 0.24%, 1.91% and 2.81% as of December 31, 2020, 2019 and 2018, respectively.

(3)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

As of March 31, 2021, December 31, 2020 and December 31, 2019, our investments consisted of the following:
	March 31, 2021		December 31, 2020		December 31, 2019
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$2,312,455	$2,320,027(1)	$2,258,128	$2,261,996(1)	$1,385,386	$1,382,256
Second-lien senior secured debt investments	132,583	133,954	206,266	208,328	36,147	36,236
Unsecured debt investments	407,295	440,185	376,454	388,602	—	—
Equity investments	284,413	327,633	174,250	198,411	57,303	57,453
Total Investments	$3,136,746	$3,221,799	$3,015,098	$3,057,337	$1,478,836	$1,475,945

(1)
50% and 56% of which we consider unitranche loans as of March 31, 2021 and December 31, 2020, respectively.

The table below describes investments by industry composition based on fair value as of March 31, 2021 and December 31, 2020:
	March 31, 2021	December 31, 2020
Aerospace and defense	0.2%	—%
Buildings and real estate	1.4	1.5
Business services	16.3	18.4
Data and information services	14.2	15.2
eCommerce and digital marketplaces	5.1	1.9
Education	8.8	9.5
Financial services	13.7	7.9
Food and beverage	5.7	8.7
Healthcare technology	11.9	12.5
Human resource support services	0.1	0.1
Insurance	2.0	2.6
Internet and digital media	3.4	3.6
Leisure and entertainment	2.0	2.9
Manufacturing	1.9	2.0
Oil and gas	3.1	3.2
Professional services	1.4	1.5
Technology Infrastructure	8.8	8.5
Total	100.0%	100.0%
We classify the industries of our portfolio companies by end-market (such as healthcare technology, and business services) and not by the product or services (such as software) directed to those end-markets.
The table below describes investments by geographic composition based on fair value as of March 31, 2021 and December 31, 2020:
	March 31, 2021	December 31, 2020
United States:
Midwest	7.7%	7.8%
Northeast	23.6	23.9
South	24.0	26.2
West	28.7	28.7
Canada	5.2	4.4
Guernsey	6.0	—
Israel	3.9	4.1
United Kingdom	0.9	4.9
Total	100.0%	100.0%

The weighted average yields and interest rates of our investments at fair value as of March 31, 2021 and December 31, 2020 were as follows:
	March 31, 2021	December 31, 2020
Weighted average total yield of portfolio	7.3%	7.9%
Weighted average total yield of debt and income producing securities	8.0%	8.3%
Weighted average interest rate of debt securities	7.5%	7.6%
Weighted average spread over LIBOR of all floating rate investments	6.6%	6.6%
The weighted average yield of our debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.
Our Adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action with respect to each portfolio company. Our Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:
•
assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•
periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•
comparisons to other companies in the portfolio company’s industry; and

•
review of monthly or quarterly financial statements and financial projections for portfolio companies.

As part of the monitoring process, our Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our Adviser rates the credit risk of all investments on a scale of 1 to 5. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors.
The rating system is as follows:
Investment Rating	Description
1	Investments with a rating of 1 involve the least amount of risk to our initial cost basis. The borrower is performing above expectations, and the trends and risk factors for this investment since origination or acquisition are generally favorable;
2	Investments rated 2 involve an acceptable level of risk that is similar to the risk at the time of origination or acquisition. The borrower is generally performing as expected and the risk factors are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a rate of 2;
3	Investments rated 3 involve a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination or acquisition;
4	Investments rated 4 involve a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination or acquisition. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 120 days past due); and

Investment Rating	Description
5	Investments rated 5 involve a borrower performing substantially below expectations and indicates that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 5 are not anticipated to be repaid in full and we will reduce the fair value of the loan to the amount we anticipate will be recovered.
Our Adviser rates the investments in our portfolio at least quarterly and it is possible that the rating of a portfolio investment may be reduced or increased over time. For investments rated 3, 4 or 5, our Adviser enhances its level of scrutiny over the monitoring of such portfolio company.
The following table shows the composition of our portfolio on the 1 to 5 rating scale as of March 31, 2021 and December 31, 2020:
	March 31, 2021		December 31, 2020
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
1	$706,673	21.9%	$483,813	15.9%
2	2,451,724	76.1	2,511,117	82.1
3	63,402	2.0	62,407	2.0
4	—	—	—	—
5	—	—	—	—
Total	$3,221,799	100.0%	$3,057,337	100.0%
The following table shows the amortized cost of our performing and non-accrual debt investments as of March 31, 2021 and December 31, 2020:
	March 31, 2021		December 31, 2020
($ in thousands)	Amortized Cost	Percentage	Amortized Cost	Percentage
Performing	$2,852,333	100.0%	$2,840,848	100.0%
Non-accrual	—	—	—	—
Total	$2,852,333	100.0%	$2,840,848	100.0%
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Results of Operations
For the three months ended March 31, 2020 and 2021
The following table represents the operating results for the three months ended March 31, 2021 and 2020:
	For the Three Months Ended March 31,
($ in millions)	2021	2020
Total Investment Income	$66.5	$34.7
Less: Expenses	40.6	18.7
Net Investment Income (Loss) Before Taxes	$25.9	$16.0
Less: Income taxes, including excise taxes	0.5	0.2
Net Investment Income (Loss) After Taxes	$25.4	$15.8
Net change in unrealized gain (loss)	41.9	(56.0)
Net realized gain (loss)	1.0	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$68.3	$(40.2)
Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including the level of new investment commitments, expenses, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio.
Investment Income
Investment income for the three months ended March 31, 2021 and 2020 was as follows:
	For the Three Months Ended March 31,
($ in millions)	2021	2020
Interest income from investments	$58.1	$32.5
PIK interest income	7.6	1.0
Dividend income	0.3	—
Other income	0.5	1.2
Total investment income	$66.5	$34.7
We generate revenues primarily in the form of interest income from the investments we hold. In addition, we may generate income from dividends on either direct equity investments or equity interests obtained in connection with originating loans, such as options, warrants or conversion rights.
Investment income increased to $66.5 million for the three months ended March 31, 2021 from $34.7 million for the three months ended March 31, 2020 primarily due to an increase in interest income as a result of an increase in our investment portfolio which, at par, increased from $1.9 billion as of March 31, 2020, to $2.9 billion as of March 31, 2021. Included in interest income are other fees such as prepayment fees and accelerated amortization of upfront fees from unscheduled paydowns. Period over period, income generated from these fees increased from $1.0 million to $9.7 million, for the three months ended March 31, 2020 and 2021, respectively. Payment-in-kind income increased from less than 5% of interest income for the three months ended March 31, 2020 to approximately 11.5% of interest income for the three months ended March 31, 2021 primarily as a result of adding new investments with contractual payment-in-kind interest to our portfolio. Other income decreased period-over-period due to a decrease in incremental fee income, which are fees that are generally available to us as a result of closing investments and generally paid at the time of closing. We expect that investment income will vary based on a variety of factors including the pace of our originations and repayments. Based on market conditions and the age of our portfolio, we expect repayments to increase.

Expenses
Expenses for the three months ended March 31, 2021 and 2020 were as follows:
	For the Three Months Ended March 31,
($ in millions)	2021	2020
Interest expense	$20.0	$7.6
Management fees	10.6	7.4
Incentive fees	7.6	1.8
Professional fees	1.6	1.1
Directors’ fees	0.2	0.2
Other general and administrative	0.6	0.6
Total expenses	$40.6	$18.7
Under the terms of the Administration Agreement, we reimburse the Adviser for services performed for us. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we reimburse the Adviser for any services performed for us by such affiliate or third party.
Total expenses increased by $21.9 million for the three months ended March 31, 2021 from $18.7 million for the three months ended March 31, 2020 primarily due to increases in management fees, incentive fees and interest expense. The increase in management fees was driven by growth in the portfolio and growth in unfunded capital commitments period over period. The increase in incentive fees was due to higher pre-incentive fee net investment income and over performance in certain investments. The increase in interest expense was driven by an increase in average daily borrowings to $1.7 billion from $797.5 million period over period, along with an increase in the average interest rate to 4.35% from 3.25% period over period.
Income Taxes, Including Excise Taxes
We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieves us from corporate-level U.S. federal income taxes.
Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.
For the three months ended March 31, 2021 and 2020, we accrued U.S. federal excise tax of $491 thousand and $187 thousand, respectively.
Net Change in Unrealized Gains (Losses)
We fair value our portfolio investments quarterly and any changes in fair value are recorded as unrealized gains or losses. During the three months ended March 31, 2021 and 2020, net change in unrealized gains (losses) was comprised of the following:
	For the Three Months Ended March 31,
($ in millions)	2021	2020
Net change in unrealized gain (loss) on investments	$42.8	$(56.0)
Net change in unrealized gain (loss) on translation of assets and liabilities in foreign currencies	(1.0)	—
Net change in unrealized gain (loss)	$41.8	$(56.0)

For the three months ended March 31, 2021, the net unrealized gain was primarily driven by an increase in the fair value of our debt investments as compared to December 31, 2020. As of March 31, 2021, the fair value of our debt investments as a percentage of principal was 100.1% on our $2.9 billion portfolio, compared to 99.3% on our $2.9 billion portfolio as of December 31, 2020. The primary drivers of our portfolio’s unrealized gains were current market conditions as compared to December 31, 2020, as well as certain over performing investments.
The ten largest contributors to the change in net unrealized gain (loss) on investments during the three months ended March 31, 2021 consisted of the following:
Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Toast, Inc.	$24.8
Poshmark, Inc.	6.8
EShares, Inc.	4.4
Circle Internet Services, Inc.	4.0
Remitly Global, Inc.	2.6
Hg Genesis 8 Sumoco Limited	(2.5)
Airbnb, Inc.	(2.5)
Granicus, Inc.	(2.3)
DoorDash, Inc.	(2.2)
AxiomSL Group, Inc.	1.1
Remaining portfolio companies	8.6
Total	$42.8
For the three months ended March 31, 2020, the net unrealized loss was primarily driven by a decrease in the fair value of our debt investments compared to December 31, 2019. As of March 31, 2020, the fair value of our debt investments as a percentage of principal was 95.1% on our $1.8 billion portfolio, compared to 98.5% on our $1.5 billion portfolio as of December 31, 2019. The primary drivers of our portfolio’s unrealized losses are current market conditions and widening credit spreads during the three months ended March 31, 2020. See “COVID-19 Developments” for additional information.
Net Realized Gains (Losses)
The realized gains and losses on fully exited portfolio companies, partially exited portfolio companies and foreign currency transactions during the three months ended March 31, 2021 and 2020 were comprised of the following:
	For the Three Months Ended March 31,
($ in millions)	2021	2020
Net realized gain (loss) on investments	$0.1	$—
Net realized gain (loss) on foreign currency transactions	0.9	—
Net realized gain (loss)	$1.0	$—

For the years ended December 31, 2020, 2019, and 2018
The following table represents the operating results for the years ended December 31, 2020, 2019 and 2018:
	For the Years Ended December 31,
($ in millions)	2020	2019	2018(1)
Total Investment Income	$173.2	$83.7	$2.6
Less: Expenses	94.0	52.5	4.7
Net Investment Income (Loss) Before Taxes	$79.2	$31.2	$(2.1)
Less: Income taxes, including excise taxes	0.4	0.1	—
Net Investment Income (Loss) After Taxes	$78.8	$31.1	$(2.1)
Net change in unrealized gain (loss)	43.0	(2.0)	(1.1)
Net realized gain (loss)	0.3	1.6	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$122.1	$30.7	$(3.2)

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including the level of new investment commitments, expenses, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. Additionally, we were initially capitalized on August 7, 2018 and commenced investing activities in September 2018. As a result, comparative period of time information from 2018 may not be meaningful.
Investment Income
Investment income for the years ended December 31, 2020, 2019 and 2018 was as follows:
	For the Years Ended December 31,
($ in millions)	2020	2019	2018(1)
Interest income (excluding PIK interest income)	$151.0	$80.2	$2.6
PIK interest income	19.1	1.1	—
Dividend income	0.4	—	—
Other income	2.7	2.4	—
Total investment income	$173.2	$83.7	$2.6

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we may generate income from dividends on either direct equity investments or equity interests obtained in connection with originating loans, such as options, warrants or conversion rights.
For the Years Ended December 31, 2020 and 2019
Investment income increased to $173.2 million for the year ended December 31, 2020 from $83.7 million for the year ended December 31, 2019 due to an increase in interest income as a result of an increase in our investment portfolio which, at par, increased from $1.4 billion as of December 31, 2019, to $2.9 billion as of December 31, 2020, partially offset by a decrease in our portfolio’s weighted average yield at amortized cost from 7.9% as of December 31, 2019 to 7.8% as of December 31, 2020. Payment-in-kind income increased from approximately 1.4% of interest income for the year ended December 31, 2019 to approximately 11.2% of interest income for the year ended December 31, 2020 primarily as a result of adding new investments with contractual payment-in-kind interest to our portfolio. Other income increased period over period due to an increase in incremental fee income, which are fees that are generally available to us as a result of closing investments and normally paid at the time of closing. We expect that investment income will continue to increase provided that our investment portfolio continues to increase.
For the Years Ended December 31, 2019 and 2018
Investment income increased to $83.7 million for the year ended December 31, 2019 from $2.6 million for the year ended December 31, 2018 due to an increase in interest income as a result of an increase in our investment portfolio and other income earned.
Expenses
Expenses for the years ended December 31, 2020, 2019 and 2018 were as follows:
	For the Years Ended December 31,
($ in millions)	2020	2019	2018(1)
Interest expense	$38.6	$21.7	$0.5
Management fees	32.8	22.1	2.1
Incentive fees	13.4	2.6	—
Professional fees	5.4	3.3	0.9
Directors’ fees	0.9	0.6	0.2
Initial organization	—	—	0.4
Other general and administrative	2.9	2.2	0.6
Total expenses	$94.0	$52.5	$4.7

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

Under the terms of the Administration Agreement, we reimburse the Adviser for services performed for us. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we reimburse the Adviser for any services performed for us by such affiliate or third party.
For the Years Ended December 31, 2020 and 2019
Total expenses increased by $41.5 million from the year ended December 31, 2019 to the year ended December 31, 2020 primarily due to an increase in management fees, incentive fees and interest expense. The increase in management fees was driven by growth in the portfolio and growth in unfunded capital commitments period over period. The increase in incentive fees was due to higher pre-incentive fee net investment income and better performance in certain investments. The increase in interest expense was driven by an increase in average daily borrowings to $914 million from $479 million period over period, partially offset by a decrease in the average interest rate from 3.76% to 3.68% period over period.
For the Years Ended December 31, 2019 and 2018
Total expenses increased by $47.8 million from the year ended December 31, 2018 to the year ended December 31, 2019 due to an increase in management fees, incentive fees and interest expense, partially offset by initial organization expenses incurred during the year ended December 31, 2018. The increase in management fees was driven by growth in the portfolio and growth in unfunded capital commitments period over period. The increase in interest expense was driven by an increase in average daily borrowings to $479 million from $36 million period over period, partially offset by a decrease in the average interest rate from 5.91% to 3.76% period over period.
Income Taxes, Including Excise Taxes
We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieves us from corporate-level U.S. federal income taxes.
Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.
For the year ended December 31, 2020, we accrued U.S. federal excise tax of $410 thousand. For the year ended December 31, 2019, we accrued U.S. federal excise tax of $107 thousand. For the year ended December 31, 2018, we did not accrue U.S. federal excise tax.
Net Change in Unrealized Gains (Losses)
We fair value our portfolio investments quarterly and any changes in fair value are recorded as unrealized gains or losses. During the years ended December 31, 2020, 2019 and 2018 net change in unrealized gains (losses) were comprised of the following:
	For the Years Ended December 31,
($ in millions)	2020	2019	2018(1)
Net change in unrealized gain (loss) on investments	$43.3	$(2.0)	$(1.1)
Net change in unrealized gain (loss) on translation of assets and liabilities in foreign currencies	(0.3)	—	—
Net change in unrealized gain (loss)	$43.0	$(2.0)	$(1.1)

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

For the Years Ended December 31, 2020 and 2019
For the year ended December 31, 2020, the net unrealized gain was primarily driven by an increase in the fair value of our debt investments compared to December 31, 2019. As of December 31, 2020, the fair value of our debt investments as a percentage of principal was 99.3% on our $2.9 billion portfolio, compared to 98.5% on our $1.4 billion portfolio as of December 31, 2019. The primary drivers of our portfolio’s unrealized gains were current market conditions as compared to December 31, 2019, as well as certain over performing investments. See “COVID-19 Developments” for additional information.

The ten largest contributors to the change in net unrealized gain (loss) on investments during the year ended December 31, 2020 consisted of the following:
Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Circle Internet Services, Inc.	$13.3
Remaining portfolio companies	9.5
Toast, Inc.	5.4
Remitly Global, Inc.	3.7
H&F Opportunities LUX III S.À R.L (dba Checkmarx)	3.7
Poshmark, Inc.	3.0
Algolia, Inc.	2.8
Airbnb, Inc.	2.5
Granicus, Inc.	2.3
DoorDash, Inc.	2.2
MINDBODY, Inc.	(5.4)
Total	$43.0
For the Years Ended December 31, 2019 and 2018
For the year ended December 31, 2019, the net unrealized loss was primarily driven by a decrease in the fair value of our debt investments compared to December 31, 2018. As of December 31, 2019, the fair value of our debt investments as a percentage of principal was 98.5% on our $1.4 billion portfolio, compared to 98.5% on our $0.3 billion portfolio as of December 31, 2018.
Net Realized Gains (Losses)
The realized gains and losses on fully exited portfolio companies, partially exited portfolio companies and foreign currency transactions during the years ended December 31, 2020, 2019 and 2018 were comprised of the following:
	For the Years Ended December 31,
($ in millions)	2020	2019	2018(1)
Net realized gain (loss) on investments	$—	$1.6	$—
Net realized gain (loss) on foreign currency transactions	0.3	—	—
Net realized gain (loss)	$0.3	$1.6	$—

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

Financial Condition, Liquidity and Capital Resources
Our liquidity and capital resources are generated primarily from the proceeds of capital drawdowns of our privately placed Capital Commitments, cash flows from interest, dividends and fees earned from our investments and principal repayments, and our credit facilities. The primary uses of our cash are (i) investments in portfolio companies and other investments and to comply with certain portfolio diversification requirements, (ii) the cost of operations (including paying or reimbursing our Adviser) and (iii) cash distributions to the holders of our shares.
We may from time to time enter into additional debt facilities, increase the size of our existing credit facilities or issue additional debt securities. Additional financings could include SPV drop down facilities and unsecured notes. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock, if immediately after the borrowing or issuance, the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 150%. As of March 31, 2021 and December 31, 2020, our asset coverage ratio was 205% and 191%, respectively. We seek to carefully consider our unfunded commitments for the purpose of planning our ongoing financial leverage. Further, we maintain sufficient borrowing capacity within the 150% asset coverage limitation to cover any outstanding unfunded commitments we are required to fund.
Cash as of March 31, 2021, taken together with our uncalled Capital Commitments of $1.5 billion and available debt capacity of $1.2 billion, is expected to be sufficient for our investing activities and to conduct our operations in the near term.
As of March 31, 2021, we had $281.8 million in cash. During the period ended March 31, 2021, we used $76.3 million in cash for operating activities, primarily as a result of funding portfolio investments of $438.9 million, partially offset by sales of portfolio investments of $333.0 million, and other operating activities of $29.6 million. Lastly, cash provided by financing activities was $275.8 million during the period, which was the result of proceeds from the issuance of shares, net of offering costs paid, of $249.9 million and proceeds from net borrowing on our credit facilities, net of debt issuance costs, of $41.4 million, net of $15.5 million of distributions paid.
Equity
Subscriptions and Drawdowns
In connection with our formation, we have the authority to issue 500,000,000 common shares at $0.01 per share par value.
On August 7, 2018, we issued 100 common shares for $1,500 to Owl Rock Technology Advisors LLC, which subsequently became our Adviser on August 10, 2018.
We have entered into subscription agreements (the “Subscription Agreements”) with investors providing for the private placement of our common shares. Under the terms of the Subscription Agreements, investors are required to fund drawdowns to purchase our common shares up to the amount of their respective Capital Commitment on an as-needed basis each time we deliver a capital call notice to its investors.
As of March 31, 2021, we had $3.1 billion in total Capital Commitments from our investors ($1.5 billion undrawn), of which $80.2 million is from entities affiliated with or related to the Adviser ($38.6 million undrawn). These undrawn Capital Commitments will no longer remain in effect following the completion of an Exchange Listing.
During the three months ended March 31, 2021, we delivered the following capital call notices to investors:
Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
March 3, 2021	March 16, 2021	16,055,970	$250.0
Total		16,055,970	$250.0
During the three months ended March 31, 2020, we delivered the following capital call notices to investors:
Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
March 11, 2020	March 24, 2020	10,840,780	$149.4
December 30, 2019	January 13, 2020	4,209,097	62.0
Total		15,049,877	$211.4

Distributions
The following table reflects the distributions declared on shares of our common stock during the three months ended March 31, 2021:
	March 31, 2021
Date Declared	Record Date	Payment Date	Distribution per Share
February 23, 2021	March 31, 2021	May 14, 2021	$0.24
On May 5, 2021, the Board declared a distribution of 90% of estimated second quarter taxable income, if any, for shareholders of record on June 30, 2021, payable on or before August 13, 2021.
The following table reflects the distributions declared on shares of our common stock during the three months ended March 31, 2020:
	March 31, 2020
Date Declared	Record Date	Payment Date	Distribution per Share
February 19, 2020	March 31, 2020	May 15, 2020	$0.21
Dividend Reinvestment
With respect to distributions, we adopted an “opt out” dividend reinvestment plan for common shareholders. As a result, in the event of a declared distribution, each shareholder that has not “opted out” of the dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions.
Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.
The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the three months ended March 31, 2021:
	March 31, 2021
Date Declared	Record Date	Payment Date	Shares
November 3, 2020	December 31, 2020	January 29, 2021	374,233
The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the three months ended March 31, 2020:
	March 31, 2020
Date Declared	Record Date	Payment Date	Shares
October 30, 2019	December 31, 2019	January 31, 2020	227,554
Debt
Aggregate Borrowings
Debt obligations consisted of the following as of March 31, 2021 and December 31, 2020:
	March 31, 2021
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)(3)(4)(5)(6)(7)(8)
Subscription Credit Facility	$700,000	$25,956	$618,340	$24,602
Revolving Credit Facility	740,000	191,778	548,222	185,205
SPV Asset Facility I	300,000	290,000	10,000	286,387

	March 31, 2021
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)(3)(4)(5)(6)(7)(8)
June 2025 Notes	210,000	210,000	—	205,254
December 2025 Notes	400,000	400,000	—	392,292
June 2026 Notes	375,000	375,000	—	367,599
CLO 2020-1	200,000	200,000	—	197,123
Total Debt	$2,925,000	$1,692,734	$1,176,562	$1,658,462

(1)
The amount available reflects any limitations related to each credit facility’s borrowing base.

(2)
The carrying value of our Subscription Credit Facility is presented net of unamortized debt issuance costs of $1.4 million.

(3)
The carrying value of our Revolving Credit Facility is presented net of unamortized debt issuance costs of $6.6 million.

(4)
The carrying value of our SPV Asset Facility I is presented net of unamortized debt issuance costs of $3.6 million.

(5)
The carrying value of our June 2025 Notes is presented net of unamortized debt issuance costs of $4.7 million.

(6)
The carrying value of our December 2025 Notes is presented net of unamortized debt issuance costs of $7.7 million.

(7)
The carrying value of our June 2026 Notes is presented net of unamortized debt issuance costs of $7.4 million.

(8)
The carrying value of our CLO 2020-1 is presented net of unamortized debt issuance costs of $2.9 million.

	December 31, 2020
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)(3)(4)(5)(6)(7)(8)
Subscription Credit Facility	$700,000	$105,849	$557,328	$103,970
Revolving Credit Facility	590,000	68,347	521,653	62,037
SPV Asset Facility I	300,000	290,000	10,000	286,309
June 2025 Notes	210,000	210,000	—	205,011
December 2025 Notes	400,000	400,000	—	391,931
June 2026 Notes	375,000	375,000	—	367,804
CLO 2020-1	200,000	200,000	—	197,056
Total Debt	$2,775,000	$1,649,196	$1,088,981	$1,614,118

(1)
The amount available reflects any limitations related to each credit facility’s borrowing base.

(2)
The carrying value of our Subscription Credit Facility is presented net of unamortized debt issuance costs of $1.9 million.

(3)
The carrying value of our Revolving Credit Facility is presented net of unamortized debt issuance costs of $6.3 million.

(4)
The carrying value of our SPV Asset Facility I is presented net of unamortized debt issuance costs of $3.7 million.

(5)
The carrying value of our June 2025 Notes is presented net of unamortized debt issuance costs of $5.0 million.

(6)
The carrying value of our December 2025 Notes is presented net of unamortized debt issuance costs of $8.1 million.

(7)
The carrying value of our June 2026 Notes is presented net of unamortized debt issuance costs of $7.2 million.

(8)
The carrying value of our CLO 2020-1 is presented net of unamortized debt issuance costs of $2.9 million.

For the three months ended March 31, 2021 and 2020, the components of interest expense were as follows:
	For the Three Months Ended March 31,
($ in thousands)	2021	2020
Interest expense	$17,942	$6,865
Amortization of debt issuance costs	2,015	769
Total Interest Expense	$19,957	$7,634
Average interest rate	4.35%	3.25%
Average daily borrowings	$1,648,395	$797,512
Senior Securities
Information about our senior securities is shown in the following table as of March 31, 2021 and the fiscal years ended December 31, 2020, 2019 and 2018:
Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
March 31, 2021 (unaudited)	$191.8	$2,048.3	—	N/A
December 31, 2020	$68.3	$1,905.6	—	N/A
December 31, 2019	$185.0	$1,934.6	—	N/A
Subscription Credit Facility
March 31, 2021 (unaudited)	$25.9	$2,048.3	—	N/A
December 31, 2020	$105.8	$1,905.6	—	N/A
December 31, 2019	$645.7	$1,934.6	—	N/A
December 31, 2018	$300.0	$1,954.6	—	N/A
SPV Asset Facility I
March 31, 2021 (unaudited)	$290.0	$2,048.3	—	N/A
December 31, 2020	$290.0	$1,905.6	—	N/A
June 2025 Notes
March 31, 2021 (unaudited)	$210.0	$2,048.3	—	N/A
December 31, 2020	$210.0	$1,905.6	—	N/A
December 2025 Notes
March 31, 2021 (unaudited)	$400.0	$2,048.3	—	N/A
December 31, 2020	$400.0	$1,905.6	—	N/A
June 2026 Notes
March 31, 2021 (unaudited)	$375.0	$2,048.3	—	N/A
December 31, 2020	$375.0	$1,905.6	—	N/A
CLO 2020-1
March 31, 2021 (unaudited)	$200.0	$2,048.3	—	N/A
December 31, 2020	$200.0	$1,905.6	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “ — ” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

Subscription Credit Facility
On November 19, 2018 (the “Closing Date”), we entered into a revolving credit facility (the “Subscription Credit Facility”) with Wells Fargo Bank, National Association (“Wells Fargo”) as administrative agent (the “Administrative Agent”), and Wells Fargo, PNC Bank, National Association (“PNC”), and State Street Bank and Trust Company (“State Street”), as lenders.
The maximum principal amount of the Subscription Credit Facility is $700 million which decreased from $750 million on June 29, 2020, and previously decreased from $800 million to $750 million on June 3, 2020 and from $900 to $800 million on May 20, 2020. The Subscription Credit Facility previously increased from $800 million to $900 million on December 19, 2019, $700 million to $800 million on August 20, 2019, $500 million to $700 million on June 24, 2019, $450 million to $500 million on March 8, 2019 and from $350 million to $450 million on February 25, 2019, subject to availability under the borrowing base, which is based on unused capital commitments. The Subscription Credit Facility includes a provision permitting us to further increase the size of the Subscription Credit Facility under certain circumstances up to a maximum principal amount not to exceed an agreed amount, if the existing or new lenders agree to commit to such further increase, which is referred to as the accordion feature.
On June 6, 2019, we entered into the First Amendment to the Subscription Credit Facility. Among other changes, the Amendment (a) increased the accordion feature from $1 billion to $1.1 billion; (b) added a financial covenant requiring that the fair market value of our investments be equal to or greater than 85% of the aggregate cost assigned to such investments on our financial statements, and (c) added a financial covenant requiring that from June 30, 2019 until the earlier of (i) the “Final Closing Date” as such term is defined in the form of subscription agreement for us and (ii) June 30, 2020 (or such later date as requested by us and agreed to by the Administrative Agent), the value of our total assets over our total liabilities be greater than $500 million.
Borrowings under the Subscription Credit Facility bear interest, at our election at the time of drawdown, at a rate per annum equal to (i) in the case of LIBOR rate loans, an adjusted LIBOR rate for the applicable interest period plus 1.50% or (ii) in the case of reference rate loans, the greatest of (A) a prime rate plus 0.50%, (B) the federal funds rate plus 1.00%, and (C) one-month LIBOR plus 1.50%. We generally borrow utilizing LIBOR loans, generally electing one-month LIBOR upon borrowing. Loans may be converted from one rate to another at any time at our election, subject to certain conditions. We also will pay an unused commitment fee of 0.25% per annum on the unused commitments.
The Subscription Credit Facility will mature upon the earliest of: (i) the date three (3) years from the Closing Date (the “Subscription Credit Facility Stated Maturity Date”); (ii) the date upon which the Administrative Agent declares the obligations under the Subscription Credit Facility due and payable after the occurrence of an event of default; (iii) forty-five (45) days prior to the scheduled termination of the commitment period under our subscription agreements; (iv) forty-five (45) days prior to the date of any listing of our common stock on a national securities exchange; (v) the termination of the commitment period under our subscription agreements (if earlier than the scheduled date); and (vi) the date we terminate the commitments pursuant to the Subscription Credit Facility. At our option, the Subscription Credit Facility Stated Maturity Date may be extended by up to 364 days, subject to satisfaction of customary conditions.

The Subscription Credit Facility is secured by a perfected first priority security interest in our right, title, and interest in and to the capital commitments of our private investors, including our right to make capital calls, receive and apply capital contributions, enforce remedies and claims related thereto together with capital call proceeds and related rights, and a pledge of the collateral account into which capital call proceeds are deposited.
The Subscription Credit Facility contains customary covenants, including certain limitations on the incurrence by us of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events, and customary events of default (with customary cure and notice provisions).
Transfers of interests by our investors must comply with certain sections of the Subscription Credit Facility and we shall notify the Administrative Agent before such transfers take place. Such transfers may trigger mandatory prepayment obligations.
Revolving Credit Facility
On March 15, 2019, we entered into a Senior Secured Revolving Credit Agreement, as amended by the First Amendment to Senior Secured Revolving Credit Agreement dated September 3, 2020 (the “Revolving Credit Facility”). The parties to the Revolving Credit Facility include us, as Borrower, the lenders from time to time parties thereto (each a “Lender” and collectively, the “Lenders”) and Truist Securities, Inc. and ING Capital LLC as Joint Lead Arrangers and Joint Bookrunners, and Truist Bank (as successor by merger to SunTrust Bank) as Administrative Agent.
The Revolving Credit Facility is guaranteed by OR Tech Lending LLC and will be guaranteed by certain of our domestic subsidiaries that are formed or acquired by us in the future (collectively, the “Guarantors”).
On September 3, 2020, we entered into the First Amendment to Senior Secured Revolving Credit Agreement (the “Amendment”), which amended that the Revolving Credit Facility. Among other changes, the Amendment (a) increased the aggregate commitments under the Revolving Credit Facility from $240 million to $540 million; (b) increased the accordion feature, which allows us, under certain circumstances, to increase the size of the Revolving Credit Facility, from $750 million to $1.25 billion and (c) (i) extended the stated maturity date from March 15, 2023 to September 3, 2025 and (ii) extended the commitment termination date from March 15, 2022 to September 3, 2024.
The maximum principal amount of the Revolving Credit Facility is $740 million (increased from $700 million on February 8, 2021; previously, increased from $650 million on January 22, 2021; previously, increased from $590 million on January 8, 2021; previously increased from $540 million on December 8, 2020; previously increased from $365 million on September 3, 2020; previously increased on July 31, 2020 from $315 million to $365 million; previously increased on July 10, 2020 from $305 million to $315 million; previously increased on July 26, 2019 from $280 million to $305 million; previously increased on May 2, 2019 from $240 million to $280 million), subject to availability under the borrowing base, which is based on our portfolio of investments and other outstanding indebtedness. Maximum capacity under the Revolving Credit Facility may be increased to $1.25 billion through the exercise by us of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing (increased from $750 million on September 3, 2020). The Revolving Credit Facility includes a $50 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by us and each Guarantor, subject to certain exceptions.
The availability period under the Revolving Credit Facility will terminate on September 3, 2024 (“Commitment Termination Date”) and the Revolving Credit Facility will mature on September 3, 2025 (“Revolving Credit Facility Maturity Date”). During the period from the Commitment Termination Date to the Revolving Credit Facility Maturity Date, we will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.
We may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility will bear interest at either LIBOR plus 2.00%, or base rate plus 1.00%. We may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time at our option, subject to certain conditions. We generally borrow utilizing LIBOR loans, generally electing one-month LIBOR upon borrowing. We will also pay a fee of 0.375% on undrawn amounts under the Revolving Credit Facility.
The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by us of additional indebtedness and on our ability to make distributions to its shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default.
SPV Asset Facility I
On August 11, 2020 (the “SPV Asset Facility I Closing Date”), OR Tech Financing I LLC (OR Tech Financing I”), a Delaware limited liability company and our newly formed subsidiary entered into a Credit Agreement (the “SPV Asset Facility I”), with OR Tech Financing I, as borrower, Massachusetts Mutual Life Insurance Company, as initial Lender, Alter Domus (US) LLC, as Administrative Agent and Document Custodian, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and the lenders from time to time party thereto pursuant to Assignment and Assumption Agreements.
From time to time, we expect to sell and contribute certain investments to OR Tech Financing I pursuant to a Sale and Contribution Agreement by and between us and OR Tech Financing I. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility I will be used to finance the origination and acquisition of eligible assets by OR Tech Financing I, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired by OR Tech Financing I through our ownership of OR Tech Financing I. The total term loan commitment of the SPV Asset Facility I is $300 million. The availability of the commitments are subject to a ramp up period and subject to an overcollateralization ratio test, which is based on the value of OR Tech Financing I assets from time to time, and satisfaction of certain other tests and conditions, including an advance rate test, interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility I provides for the ability to draw term loans for a period of up to two years after the Closing Date unless the commitments are terminated as provided in the SPV Asset Facility I (the “Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility I will mature on August 12, 2030 (the “SPV Asset Facility I Stated Maturity”). Prior to the SPV Asset Facility I Stated Maturity, proceeds received by OR Tech Financing I from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility I Stated Maturity, OR Tech Financing I must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.
Amounts drawn bear interest at LIBOR plus a spread of 3.50%. The SPV Asset Facility I contains customary covenants, limitations on the activities of OR Tech Financing I, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility I is secured by a perfected first priority security interest in the assets of OR Tech Financing I and on any payments received by OR Tech Financing I in respect of those assets. Assets pledged to the Lenders will not be available to pay our debts.
Unsecured Notes
June 2025 Notes
On June 12, 2020, we issued $210 million aggregate principal amount of 6.75% notes due 2025 (the “June 2025 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The June 2025

Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The June 2025 Notes were issued pursuant to an Indenture dated as of June 12, 2020 (the “Base Indenture”), between us and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and a First Supplemental Indenture, dated as of June 12, 2020 (the “First Supplemental Indenture” and together with the Base Indenture, the “June 2025 Indenture”), between us and the Trustee. The June 2025 Notes will mature on June 30, 2025 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the June 2025 Indenture. The June 2025 Notes initially bear interest at a rate of 6.75% per year payable semi-annually on June 30 and December 30 of each year, commencing on December 30, 2020. As described in the First Supplemental Indenture, if the June 2025 Notes cease to have an investment grade rating from Kroll Bond Rating Agency (or if Kroll Bond Rating Agency ceases to rate the June 2025 Notes or fails to make a rating of the June 2025 Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization,” as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) selected by us as a replacement agency for Kroll Bond Rating Agency) (an “Interest Rate Adjustment Event”), the interest rate on the June 2025 Notes will increase to 7.50% from the date of the Interest Rate Adjustment Event until the date on which the June 2025 Notes next again receive an investment grade rating. The June 2025 Notes will be our direct, general unsecured obligations and will rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the June 2025 Notes. The June 2025 Notes will rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior. The June 2025 Notes will rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations. The June 2025 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The June 2025 Indenture contains certain covenants, including covenants requiring us to (i) comply with the asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the June 2025 Notes and the Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the June 2025 Indenture.
In addition, if a change of control repurchase event, as defined in the June 2025 Indenture, occurs prior to maturity, holders of the June 2025 Notes will have the right, at their option, to require us to repurchase for cash some or all of the June 2025 Notes at a repurchase price equal to 100% of the aggregate principal amount of the June 2025 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
December 2025 Notes
On September 23, 2020, we issued $400 million aggregate principal amount of its 4.75% notes due 2025 (the “December 2025 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The December 2025 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The December 2025 Notes were issued pursuant to the Base Indenture and a Second Supplemental Indenture, dated as of September 23, 2020 (the “Second Supplemental Indenture” and together with the Base Indenture, the “December 2025 Indenture”), between us and the Trustee. The December 2025 Notes will mature on December 15, 2025 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the December 2025 Indenture. The December 2025 Notes bear interest at a rate of 4.75% per year payable semi-annually on June 15 and December 15 of each year, commencing on December 15, 2020. The December 2025 Notes will be our direct, general unsecured obligations and will rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the December 2025 Notes. The December 2025 Notes will rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior. The December 2025 Notes will rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The December 2025 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The Indenture contains certain covenants, including covenants requiring us to (i) comply with the asset coverage requirements of the 1940 Act, as amended, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the December 2025 Notes and the Trustee we no longer are subject to the reporting requirements under the Exchange Act, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, if a change of control repurchase event, as defined in the December 2025 Indenture, occurs prior to maturity, holders of the December 2025 Notes will have the right, at their option, to require us to repurchase for cash some or all of the December 2025 Notes at a repurchase price equal to 100% of the aggregate principal amount of the December 2025 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
June 2026 Notes
On December 17, 2020, we issued $375 million aggregate principal amount of 3.75% notes due 2026 (the “June 2026 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The June 2026 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The June 2026 Notes were issued pursuant to the Base Indenture and a Third Supplemental Indenture, dated as of December 17, 2020 (the “Third Supplemental Indenture” and together with the Base Indenture, the “June 2026 Indenture”), between us and the Trustee. The June 2026 Notes will mature on June 17, 2026 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the June 2026 Indenture. The June 2026 Notes bear interest at a rate of 3.75% per year payable semi-annually on June 17 and December 17 of each year, commencing on June 17, 2021. The June 2026 Notes will be our direct, general unsecured obligations and will rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the June 2026 Notes. The June 2026 Notes will rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior to the June 2026 Notes. The June 2026 Notes will rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The June 2026 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The June 2026 Indenture contains certain covenants, including covenants requiring us to (i) comply with the asset coverage requirements of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the June 2026 Notes and the Trustee if we are no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, if a change of control repurchase event, as defined in the June 2026 Indenture, occurs prior to maturity, holders of the June 2026 Notes will have the right, at their option, to require us to repurchase for cash some or all of the June 2026 Notes at a repurchase price equal to 100% of the aggregate principal amount of the June 2026 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
CLO 2020-1
On December 16, 2020 (the “CLO 2020-1 Closing Date”), we completed a $333.5 million term debt securitization transaction (the “CLO 2020-1 Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO 2020-1 Transaction were issued by our consolidated subsidiaries Owl Rock Technology Financing 2020-1, an exempted company incorporated in the Cayman Islands with limited liability (the “Issuer”), and Owl Rock Technology Financing 2020-1 LLC, a Delaware limited liability company (the “CLO 2020-1 Co-Issuer” and together with the CLO 2020-1 Issuer, the “CLO 2020-1 Issuers”) and are backed by a portfolio of collateral obligations consisting of middle market loans, recurring revenue loans and participation interests in middle market loans, recurring revenue loans as well as by other assets of the CLO 2020-1 Issuer.
CLO 2020-1 Transaction was executed by the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the Closing Date (the “CLO 2020-1 Indenture”), by and among the CLO 2020-1 Issuers and State Street Bank and Trust Company: $200 million of A (sf) Class A Notes, which bear interest at three-month LIBOR plus 2.95% (the “CLO 2020-1 Secured Notes”). The CLO 2020-1 Secured Notes are secured by the middle market loans, recurring revenue loans, participation interests in middle market loans and recurring revenue loans and other assets of the Issuer. The CLO 2020-1 Secured Notes are scheduled to mature on January 15, 2031. The CLO 2020-1 Secured Notes were offered by MUFG Securities Americas Inc., as initial purchaser, from time to time in individually negotiated transactions. Upon the occurrence of certain triggering events relating to the end of LIBOR, a different benchmark rate will replace LIBOR as the reference rate for interest accruing on the CLO 2020-1 Secured Notes.
Concurrently with the issuance of the CLO 2020-1 Secured Notes, the CLO 2020-1 Issuer issued approximately $133.5 million of subordinated securities in the form of 133,500 preferred shares at an issue price of U.S.$1,000 per share (the “CLO 2020-1 Preferred Shares”). The CLO 2020-1 Preferred Shares were issued by the CLO 2020-1 Issuer as part of its issued share capital and are not secured by the collateral securing the CLO 2020-1 Secured Notes. We purchased all of the CLO 2020-1 Preferred Shares. We act as a retention holder in connection with the CLO 2020-1 Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO 2020-1 Preferred Shares.
As part of the CLO 2020-1 Transaction, we entered into a loan sale agreement with the CLO 2020-1 Issuer dated as of the Closing Date, which provided for the sale and contribution of approximately $243.4 million par amount of middle market loans and recurring revenue loans from us to the CLO 2020-1 Issuer on the Closing Date and for future sales from us to the CLO 2020-1 Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO 2020-1 Secured Notes. We made customary representations, warranties, and covenants to the CLO 2020-1 Issuer under the loan sale agreement.
Through January 15, 2022, the net proceeds of the issuing of the CLO 2020-1 Secured Notes not used to purchase the initial portfolio of loans securing the CLO 2020-1 Secured Notes and a portion of the proceeds received by the CLO 2020-1 Issuer from the loans securing the CLO 2020-1 Secured Notes may be used by the CLO 2020-1 Issuer to purchase additional middle market loans and recurring revenue loans under the direction of the Adviser, in its capacity as collateral manager for the CLO 2020-1 Issuer and in accordance with our investing strategy and ability to originate eligible middle market loans and recurring revenue loans.
The CLO 2020-1 Secured Notes are the secured obligation of the CLO 2020-1 Issuers, and the CLO 2020-1 Indenture includes customary covenants and events of default. The CLO 2020-1 Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the SEC or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO 2020-1 Issuer under a collateral management agreement dated as of the Closing Date. The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Investment Advisory Agreement, dated August 10, 2018, between the Adviser and us will be offset by the amount of the collateral management fee attributable to the CLO 2020-1 Issuers’ equity or notes owned by us.

Off-Balance Sheet Arrangements
Portfolio Company Commitments
From time to time, we may enter into commitments to fund investments. As of March 31, 2021 and December 31, 2020, we had the following outstanding commitments to fund investments in current portfolio companies:
Portfolio Company ($ in thousands)	Investment	March 31, 2021	December 31, 2020
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)	First lien senior secured delayed draw term loan	$8,204	$—
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)	First lien senior secured revolving loan	6,040	6,040
3ES Innovation Inc. (dba Aucerna)	First lien senior secured revolving loan	4,580	4,580
Acquia Inc.	First lien senior secured revolving loan	10,846	11,789
Apptio, Inc.	First lien senior secured revolving loan	1,962	3,269
AxiomSL Group, Inc.	First lien senior secured revolving loan	12,737	12,737
BCTO BSI Buyer, Inc. (dba Buildertrend)	First lien senior secured revolving loan	7,500	7,500
Centrify Corporation	First lien senior secured revolving loan	4,375	—
Certify, Inc.	First lien senior secured revolving loan	1,711	1,711
H&F Opportunities LUX III S.À R.L (dba Checkmarx)	First lien senior secured revolving loan	25,000	25,000
Reef Global, Inc. (fka Cheese Acquisition, LLC)	First lien senior secured revolving loan	1,494	1,494
ConnectWise, LLC	First lien senior secured revolving loan	13,035	10,428
Definitive Healthcare Holdings, LLC	First lien senior secured delayed draw term loan	17,826	17,826
Definitive Healthcare Holdings, LLC	First lien senior secured revolving loan	5,435	5,435
Diligent Corporation	First lien senior secured delayed draw term loan	4,570	4,570
Diligent Corporation	First lien senior secured revolving loan	1,523	1,523
Dude Solutions Holdings, Inc.	First lien senior secured revolving loan	6,923	6,923
Forescout Technologies, Inc.	First lien senior secured revolving loan	8,333	8,333
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	3,647	3,647
Granicus, Inc.	First lien senior secured delayed draw term loan	6,537	—
Granicus, Inc.	First lien senior secured revolving loan	2,615	4,110
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured delayed draw term loan	1,957	1,957
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured revolving loan	1,580	2,844
Instructure, Inc.	First lien senior secured revolving loan	7,405	7,405
Integrity Marketing Acquisition, LLC	First lien senior secured revolving loan	3,736	3,736
Interoperability Bidco, Inc.	First lien senior secured delayed draw term loan	10,000	10,000

Portfolio Company ($ in thousands)	Investment	March 31, 2021	December 31, 2020
Interoperability Bidco, Inc.	First lien senior secured revolving loan	5,000	—
Kaseya Inc.	First lien senior secured delayed draw term loan	1,680	2,800
Kaseya Inc.	First lien senior secured revolving loan	1,250	1,250
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured revolving loan	6,642	6,642
Litera Bidco LLC	First lien senior secured revolving loan	8,250	8,250
MINDBODY, Inc.	First lien senior secured revolving loan	7,143	7,143
Maverick Bidco Inc.	First lien senior secured delayed draw term loan	6,818	6,818
Project Power Buyer, LLC (dba PEC-Veriforce)	First lien senior secured revolving loan	3,750	3,750
Total Unfunded Portfolio Company Commitments		$220,104	$199,510

We maintain sufficient borrowing capacity along with undrawn Capital Commitments to cover outstanding unfunded portfolio company commitments that we may be required to fund. We seek to carefully construct our unfunded portfolio company commitments for purposes of planning our ongoing financial leverage. Further, we maintain sufficient borrowing capacity within the 150% asset coverage ratio, along with undrawn Capital Commitments from our investors, to cover any outstanding portfolio company unfunded commitments we are required to fund.
Investor Commitments
As of March 31, 2021, we had $3.1 billion in total Capital Commitments from our investors ($1.5 billion undrawn), of which $80.2 million is from entities affiliated with or related to our Adviser ($38.6 million undrawn). These undrawn Capital Commitments will no longer remain in effect following the completion of an initial public offering of our common stock.
As of December 31, 2020, we had $3.1 billion in total Capital Commitments from our investors ($1.7 billion undrawn), of which $72.9 million is from entities affiliated with or related to our Adviser ($37.3 million undrawn). These undrawn Capital Commitments will no longer remain in effect following the completion of an initial public offering of our common stock.
Other Commitments and Contingencies
From time to time, we may become a party to certain legal proceedings incidental to the normal course of our business. At March 31, 2021, management was not aware of any pending or threatened litigation.
Contractual Obligations
A summary of our contractual payment obligations under our credit facilities as of March 31, 2021, is as follows:
	Payments Due by Period
($ in millions)	Total	Less than 1 year	1 – 3 years	3 – 5 years	After 5 years
Subscription Credit Facility	$25.9	$25.9	$—	$—	$—
Revolving Credit Facility	191.8	—	—	191.8	—
SPV Asset Facility I	290.0	—	—	—	290.0
June 2025 Notes	210.0	—	—	210.0	—
December 2025 Notes	400.0	—	—	400.0	—
June 2026 Notes	375.0	—	—	—	375.0
CLO 2020-1	200.0	—	—	—	200.0
Total Contractual Obligations	$1,692.7	$25.9	$—	$801.8	$865.0

Related-Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the following:
•
the Investment Advisory Agreement;

•
the Administration Agreement;

•
the Dealer Manager Agreement;

•
the Placement Agent Agreement; and

•
the License Agreement.

In addition to the aforementioned agreements, we intend to rely on exemptive relief that has been granted to ORCA and certain of its affiliates to permit us to co-invest with other funds managed by the Owl Rock Advisors, including the Owl Rock Clients, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Notes to Consolidated Financial Statements — Note 3. Agreements and Related Party Transactions” for further details.
Critical Accounting Policies
The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies should be read in connection with our risk factors as described in our Form 10-K for the fiscal year ended December 31, 2020 and in “ Risk Factors.”
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our audit committee and independent third-party valuation firm(s) engaged at the direction of the Board.
As part of the valuation process, the Board takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.
The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:
•
With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

•
With respect to investment for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;

•
Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee. Agreed upon valuation recommendations are presented to the Audit Committee;

•
The Audit Committee reviews the valuations recommendations and recommends values for each investment to the Board; and

•
The Board reviews the recommended valuations and determines the fair value of each investment.

We conduct this valuation process on a quarterly basis.
We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•
Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

•
Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•
Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurred. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, we evaluate the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. We intend to comply with the new rule’s requirements on or before the compliance date in September 2022.

Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes amortization of discounts or premiums. Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest represents accrued interest that is added to the principal amount of the investment on the respective interest payment dates rather than being paid in cash and generally becomes due at maturity. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point that we believe PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest income. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.
Distributions
We have elected to be treated for U.S. federal income tax purposes, and qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain and maintain our tax treatment as a RIC, we must distribute (or be deemed to distribute) in each taxable year distribution for tax purposes equal to at least 90 percent of the sum of our:
•
investment company taxable income (which is generally our ordinary income plus the excess of realized short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and

•
net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) for such taxable year.

As a RIC, we (but not our shareholders) generally will not be subject to U.S. federal tax on investment company taxable income and net capital gains that we distribute to our shareholders.
We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to corporate-level U.S. federal income tax. We can be expected to carry forward our net capital gains or any investment company taxable income in excess of current year dividend distributions, and pay the U.S. federal excise tax as described below.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. We may be subject to a nondeductible 4% U.S. federal excise tax if we do not distribute (or are treated as distributing) during each calendar year an amount at least equal to the sum of:
•
98% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;

•
98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and

•
100% of any income or gains recognized, but not distributed, in preceding years.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed and as a result, in such cases, the excise tax will be imposed. In such an event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement.
We intend to pay quarterly distributions to our shareholders out of assets legally available for distribution. All distributions will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time.
To the extent our current taxable earnings for a year fall below the total amount of our distributions for that year, a portion of those distributions may be deemed a return of capital to our shareholders for U.S. federal income tax purposes. Thus, the source of a distribution to our shareholders may be the original capital invested by the shareholder rather than our income or gains. Shareholders should read written disclosure carefully and should not assume that the source of any distribution is our ordinary income or gains.
We have adopted an “opt out” dividend reinvestment plan for our common shareholders. As a result, if we declare a cash dividend or other distribution, each shareholder that has not “opted out” of our dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.
Income Taxes
We have elected to be treated as a BDC under the 1940 Act. We also have elected to be treated as a RIC under the Code beginning with the taxable period ending December 31, 2018, 2019 and 2020 and intend to continue to qualify as a RIC. So long as we maintain our tax treatment as a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute at least annually to our shareholders as dividends. Instead, any tax liability related to income earned and distributed by us represents obligations of our investors and will not be reflected in our consolidated financial statements.
To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, we must distribute to its shareholders, for each taxable year, at least 90% of our “investment company taxable income” for that year, which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses. In order for us not to be subject to U.S. federal excise taxes, we must distribute annually an amount at least equal to the sum of (i) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. We, at our discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
We evaluate tax positions taken or expected to be taken in the course of preparing our consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain tax positions through December 31, 2020. The 2018 through 2020 tax years remain subject to examination by U.S. federal, state and local tax authorities.

Quantitative and Qualitative Disclosures About Market Risk.
We are subject to financial market risks, including valuation risk and interest rate risk.
Valuation Risk
We have invested, and plan to continue to invest, primarily in illiquid debt and equity securities of private companies. Most of our investments will not have a readily available market price, and therefore, we will value these investments at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firm(s) engaged at the direction of the Board, and in accordance with our valuation policy. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material.
Interest Rate Risk
Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We intend to fund portions of our investments with borrowings, and at such time, our net investment income will be affected by the difference between the rate at which we invest and the rate at which we borrow. Accordingly, we cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income.
As of March 31, 2021, 91.5% of our debt investments based on fair value were at floating rates. Additionally, the weighted average LIBOR floor, based on fair value, of our debt investments was 0.89%.
Based on our Consolidated Statements of Assets and Liabilities as of March 31, 2021, the following table shows the annualized impact on net income of hypothetical base rate changes in interest rates on our debt investments (considering interest rate floors for floating rate instruments) assuming each floating rate investment is subject to 3-month LIBOR and there are no changes in our investment and borrowing structure:
($ in millions)	Interest Income	Interest Expense	Net Income
Up 300 basis points	$61.1	$19.9	$41.2
Up 200 basis points	$34.4	$13.3	$21.1
Up 100 basis points	$7.6	$6.6	$1.0
Up 50 basis points	$1.3	$3.3	$(2.0)
Down 25 basis points	$(0.4)	$(1.3)	$0.9
Down 50 basis points	$(0.4)	$(1.5)	$1.1
We may in the future hedge against interest rate fluctuations by using hedging instruments such as interest rate swaps, futures, options, and forward contracts. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.
Currency Risk
From time to time, we may make investments that are denominated in a foreign currency. These investments are translated into U.S. dollars at each balance sheet date, exposing us to movements in foreign exchange rates. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us. We may seek to utilize instruments such as, but not limited to, forward contracts to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates. We also have the ability to borrow in certain foreign currencies under our credit facilities. Instead of entering into a foreign currency forward contract in connection with loans or other investments we have made that are denominated in a foreign currency, we may borrow in that currency to establish a natural hedge against our loan or investment. To the extent the loan or investment is based on a floating rate other than a rate under which we can borrow under our credit facilities, we may seek to utilize interest rate derivatives to hedge our exposure to changes in the associated rate.

THE COMPANY
General
We are a Maryland corporation formed on July 12, 2018. We are focused primarily on originating and making debt and equity investments in technology-related companies based primarily in the United States. We originate and invest in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. Our investment objective is to maximize total return by generating current income from our debt investments and other income producing securities, and capital appreciation from our equity and equity-linked investments. Since our Adviser’s affiliates began investment activities in April 2016 through March 31, 2021, our Adviser or its affiliates have originated $29.8 billion aggregate principal amount of investments across multiple industries, of which $27.8 billion aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates.
We invest in a broad range of established and high growth technology companies that are capitalizing on the large and growing demand for technology products and services. These companies use technology extensively to improve business processes, applications and opportunities or seek to grow through technological developments and innovations. These companies operate in technology-related industries or sectors which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology, and internet and digital media. Within each industry or sector, we intend to invest in companies that are developing or offering goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.
We are advised by the Adviser pursuant to an investment advisory agreement. The Adviser is an indirect subsidiary of Blue Owl Capital Inc. (“Blue Owl”) (NYSE:OWL) and part of Owl Rock, a division of Blue Owl focused on direct lending. We expect to leverage Owl Rock’s relationships and existing origination capabilities to focus our investments in companies with an enterprise value of at least $50 million and that are backed by venture capital firms or private equity firms that are active investors in and have an expertise in technology companies and technology-related industries. Our target investments will typically range in size between $20 million and $500 million. Our expected portfolio composition will be majority debt or income producing securities, with a lesser allocation to equity or equity-linked opportunities. We anticipate that generally any equity or equity-linked securities we hold will be minority positions. Our investment size will vary with the size of our capital base and we anticipate that our average investment size will be 1 – 2% of our entire portfolio with no investment size greater than 5%; however, from time to time certain of our investments may comprise greater than 5% of our portfolio.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans (as defined below), with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders. These investments may include high-yield bonds and broadly-syndicated loans. In addition, we generally do not intend to invest more than 20% of our total assets in companies whose principal place of business is outside the United States, although we do not generally intend to invest in companies whose principal place of business is in an emerging market. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
As of March 31, 2021, based on fair value, our portfolio consisted of 71.9% first lien senior secured debt investments, 4.2% second lien senior secured debt investments, 13.7% unsecured debt investments and 10.2% equity investments.
As of March 31, 2021, 91.5% of our debt investments based on fair value bear interest at a floating rate, subject to interest rate floors, in certain cases. As of March 31, 2021, we had investments in 55 portfolio companies with an aggregate fair value of $3.2 billion. As of March 31, 2021, our portfolio was invested across 17 different industries. The largest industries in our portfolio as of March 31, 2021 were business services and data and information services, which represented, as a percentage of our portfolio, 16.3% and 14.2%, respectively, based on fair value.
We classify our debt investments as “traditional financing” or “growth capital” based on a number of factors. Traditional financing typically means a senior secured loan provided to a portfolio company that is owned by a private-equity firm, has a mature business model, and is underwritten primarily on the basis of a multiple of EBITDA, cash flow or recurring revenue. Growth capital typically means an investment in an established, but rapidly growing business that is owned by, or received an equity investment from, one or more growth equity or venture capital firms, and is underwritten on the basis of something other than a multiple of EBITDA (for example, a multiple of recurring revenue). As of March 31, 2021, our average investment size in each of our portfolio companies was approximately $58.6 million based on fair value. As of March 31, 2021, investments we classify as traditional financing, excluding certain investments that fall outside our typical borrower profile, represented 79.4% of our total debt portfolio based on fair value and these portfolio companies had weighted average annual revenue of $311 million, weighted average annual EBITDA of $95 million and a weighted average enterprise value of $1.9 billion. As of March 31, 2021, investments we classify as growth capital represented 9.4% of our total debt portfolio based on fair value and these portfolio companies had weighted average annual revenue of $391 million and a weighted average enterprise value of $7.9 billion.
We conduct private offerings (each, a “Private Offering”) of our common shares to accredited investors in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). At the closing of each Private Offering, each investor makes a capital commitment (a “Capital Commitment”) to purchase shares of our common stock pursuant to a subscription agreement entered into with the Company. Until the earlier of an Exchange Listing (as defined below) and the end of the Commitment Period (as defined below), investors are required to fund drawdowns to purchase shares of our common stock up to the amount of their respective Capital Commitment on an as-needed basis each time we deliver a drawdown notice to our investors. The initial closing of the Private Offering occurred on August 10, 2018 (the “Initial Closing”). As of March 31, 2021, the Company had $3.2 billion in total Capital Commitments from investors ($1.5 billion undrawn), of which $80.2 million is from entities affiliated with or related to the Adviser ($38.6 million undrawn). Prior to the listing of our common stock on a national securities exchange (an “Exchange Listing”), the Adviser may, in its sole discretion, permit one or more additional closings (“Subsequent Closings”) as additional Capital Commitments are obtained (the conclusion of all Subsequent Closings, if any, the “Final Closing”). The “Commitment Period” will continue until the earlier of the (i) five-year anniversary of the Final Closing and (ii) the seven-year anniversary of the Initial Closing. See “— The Private Offering.”
If we have not consummated an Exchange Listing by the end of the Commitment Period, subject to extension for two additional one-year periods, in the sole discretion of our board of directors (the “Board”), the Board (subject to any necessary shareholder approvals and applicable requirements of the Investment Company Act of 1940 (the “1940 Act”) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve the Company in an orderly manner.
We are an externally managed, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a RIC under the Code for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 20% of our total assets in companies whose principal place of business is outside the United States. See “— Regulation as a Business Development Company” and “— Certain U.S. Federal Income Tax Considerations.”
We generally intend to distribute, out of assets legally available for distribution, substantially all of our available earnings, on a quarterly basis, as determined by our Board in its sole discretion.
To achieve our investment objective, we will leverage the Adviser’s investment team’s extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that we will achieve our investment objective.

We may borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage up to two-thirds of our assets). We have entered into a subscription line revolving credit facility (the “Subscription Credit Facility”) and a senior secured revolving credit agreement (the “Revolving Credit Agreement”). We expect to use our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio and proceeds from the Private Offerings, to finance our investment objectives. See “— Regulation as a Business Development Company” for discussion of BDC regulation and other regulatory considerations. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Debt.”
Owl Rock Technology Advisors LLC
Owl Rock Technology Advisors LLC serves as our investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) between us and the Adviser. See “— Investment Advisory Agreement.” The Adviser serves as our Administrator pursuant to an Administration Agreement between us and the Advisor (the “Administration Agreement”). See “— Administration Agreement.” The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is an indirect subsidiary of Blue Owl and part of Owl Rock, a division of Blue Owl focused on direct lending. Owl Rock is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. The Adviser’s investment team (the “Investment Team”) is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and Investment Committee. The investment committee (the “Investment Committee”) is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, Alexis Maged, Erik Bissonnette and Pravin Vazirani. The Adviser has limited operating history. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations and provides investment advisory and management services to us.
On December 23, 2020, Owl Rock Capital Group and Dyal Capital Partners (“Dyal”) announced they are merging to form Blue Owl Capital (“Blue Owl”). On May 19, 2021, Owl Rock Capital Group and Dyal merged to form Blue Owl and Blue Owl (NYSE:OWL) entered the public market via its acquisition by Altimar Acquisition Corporation (“Altimar”), formerly a special purpose acquisition company (the “Transaction”). There were no changes to our investment strategy or the Adviser’s investment team or investment process with respect to us; however, the Transaction resulted in a change in control of the Adviser, which was deemed an assignment of the Investment Advisory Agreement in accordance with the 1940 Act. As a result, the Board, after considering the Transaction and subsequent change in control, determined that upon consummation of the Transaction and subject to the approval of our shareholders, we should enter into an amended and restated investment advisory agreement with the Adviser on terms that are identical to the Original Investment Advisory Agreement. At a special meeting of our shareholders held on March 17, 2021, our shareholders approved our entry, upon consummation of the Transaction, into the Investment Advisory Agreement with the Adviser on terms that are identical to the Original Investment Advisory Agreement. The Board also determined that upon consummation of the Transaction, the Company should enter into an amended and restated administration agreement with the Adviser on terms that are identical to the Original Administration Agreement. On May 18, 2021, we and the Adviser entered into the Investment Advisory Agreement and Administration Agreement and such agreements were effective upon consummation of the Transaction on May 19, 2021.
The Adviser is affiliated with Owl Rock Capital Advisors LLC (“ORCA”), Owl Rock Diversified Advisors LLC (“ORDA”) and Owl Rock Private Fund Advisors LLC (“ORPFA” and together with the Adviser, ORCA and ORDA, the “Owl Rock Advisors”). As of March 31, 2021, the Owl Rock Advisors managed $27.8 billion in AUM. The Owl Rock Advisors focus on direct lending to middle market companies primarily in the United States under the following four investment strategies:
Strategy	Funds	Asset Under Management
Diversified Lending. The Owl Rock Advisors primarily originate and make loans to, and make debt and equity investments	The diversified lending strategy is managed through four BDCs and a separately managed account: Owl Rock Capital Corporation	As of March 31, 2021, the Owl Rock Advisors have $17.7 billion of assets under management across these products.

Strategy	Funds	Asset Under Management
in, U.S. middle market companies The Owl Rock Advisors invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. The investment objective of the funds with this investment strategy is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.	(“ORCC”), Owl Rock Capital Corporation II (“ORCC II”), Owl Rock Capital Corporation III (“ORCC III”) and Owl Rock Core Income Corp. (“ORCIC” and together with the Company, ORCC, ORCC II and ORCC III, the “Owl Rock BDCs”) and the
Diversified Lending Managed Account.
Technology Lending. The Owl Rock Advisors are focused primarily on originating and making debt and equity investments in technology-related companies based primarily in the United States. The Owl Rock Advisors originate and invest in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. The investment objective of the funds with this investment strategy is to maximize total return by generating current income from debt investments and other income producing securities, and capital appreciation from our equity and equity-linked investments.	The technology lending strategy is managed through the Company.	As of March 31, 2021, the Owl Rock Advisors have $5.5 billion of assets under management across these products.
First Lien Lending. The Owl Rock Advisers seek to realize significant current income with an emphasis on preservation of capital primarily through originating primary transactions in and, to a lesser extent, secondary transactions of first lien senior secured loans in or	The first lien lending strategy is managed through a private fund and separately managed accounts (the “First Lien Funds”).	As of March 31, 2021, the Owl Rock Advisors have $3.2 billion of assets under management across these products.

Strategy	Funds	Asset Under Management
related to middle market businesses based primarily in the United States.
Opportunistic Lending. The Owl Rock Advisors intend to make opportunistic investments in U.S. middle-market companies by providing a variety of approaches to financing, including but not limited to originating and/or investing in secured debt, unsecured debt, mezzanine debt, other subordinated debt, interests senior to common equity, as well as equity securities (or rights to acquire equity securities) which may or may not be acquired in connection with a debt financing transaction, and doing any and all things necessary, convenient or incidental thereto as necessary or desirable to promote and carry out such purpose. The funds with this investment strategy seek to generate attractive risk-adjusted returns by taking advantage of credit opportunities in U.S. middle-market companies with liquidity needs and market leaders seeking to improve their balance sheets.	The opportunistic lending strategy is managed through a private fund and separately managed accounts (the “Opportunistic Lending Funds” and together with the First Lien Funds and the Diversified Lending Managed Account, the “Owl Rock Private Funds”).	As of March 31, 2021, the Owl Rock Advisors have $1.4 billion of assets under management across these products.
We refer to the Owl Rock BDCs and the Owl Rock Private Funds, as the “Owl Rock Clients.”
In addition to the Owl Rock Clients, the Adviser and its affiliates may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Owl Rock Advisers have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.
In addition, we intend to rely on exemptive relief that has been granted by the SEC to ORCA and certain of its affiliates to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. We may also rely on an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs, pursuant to which, through December 31, 2020, we were permitted, subject to the satisfaction of certain conditions, complete follow-on investments in our existing portfolio companies with certain private funds managed by the Adviser or its affiliates and covered by our exemptive relief, even if such private funds have not previously invested in such existing portfolio company. Although the conditional exemptive order has expired, the SEC's Division of Investment Management has indicated that until March 31, 2022, it will not recommend enforcement action, to the extent that any BDC with an existing co-investment order continues to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein. Without this order, private funds would generally not be able to participate in such follow-on investments with us unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with us. The Owl Rock Advisers’ investment allocation policy incorporates the conditions of the exemptive relief. See “Risk Factors — Risks Related to our Adviser and its Affiliates — we may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates subjecting our Adviser to certain conflicts of interest.”
The Adviser’s address is 399 Park Avenue, 38th floor, New York, NY 10022.
Market Trends
We believe the technology investment lending environment provides opportunities for us to meet our goal of making investments that generate an attractive total return based on a combination of the following factors, which continue to remain true in the current environment, with the economic shutdown resulting from the COVID-19 national health emergency:
Limited Availability of Capital for Technology Companies.   We believe that technology companies have limited access to capital, driven by a reduction in activity from commercial and investment banks, and a lack of dedicated pools of capital focused on technology companies. Traditional lenders, such as commercial and investment banks, generally do not have flexible product offerings that meet the needs of technology-related companies. In recent years, many commercial and investment banks have focused their efforts and resources on lending to large corporate clients and managing capital markets transactions rather than lending to technology-related companies. In addition, these lenders may be constrained in their ability to underwrite and hold loans and high yield securities, as well as their ability to provide equity financing, as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of scaled market participants that are willing to provide and hold meaningful amounts of a customized financing solution for technology companies. As a result, we believe our focus on technology-related companies and our ability to invest across the capital structure, coupled with a limited supply of capital providers, presents an attractive opportunity to invest in technology companies.
Capital Markets Have Been Unable to Fill the Void Left by Banks.   While underwritten bond and syndicated loan markets have been robust in recent years, many technology companies are less able to access these markets for reasons including the following:
High Yield Market — Many technology companies generally are not issuing debt in an amount large enough to be an attractively sized bond. High yield bonds are generally purchased by institutional investors who, among other things, are highly focused on the liquidity characteristics of the bond being issued. For example, mutual funds and exchange traded funds (“ETFs”) are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to technology companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.
Syndicated Loan Market — Loan issue size and liquidity are key drivers of institutional appetite and, correspondingly, underwriters’ willingness to underwrite the loans. Loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis.
Robust Demand for Debt Capital.   According to 451 Research’s M&A KnowledgeBase, there was approximately $1.8 trillion of mergers and acquisitions activity in the technology and software industries from 2015 through 2020. We believe technology companies will continue to require access to capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.5 trillion as of June 2019, coupled with a growing focus on technology investing by private equity sponsors, will continue to drive deal activity. We expect that technology companies, private equity sponsors, venture capital firms, and entrepreneurs will continue to seek partners to provide flexible financing for their businesses with debt and equity investments provided by companies such as us.
Technology Spend is Large and Increasing.   According to Gartner, a research and advisory company, global technology spend was $3.7 trillion in 2019 and is expected to grow to more than $4.3 trillion by 2023. We believe global demand for technology products and services will continue to grow rapidly, and that that growth will stimulate demand for capital from technology companies.
Attractive Investment Dynamics.   An imbalance between the supply of, and demand for, capital creates attractive pricing dynamics. With respect to the debt investments in technology companies, we believe the directly negotiated nature of such financings generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender protective change of control provisions. Further, we believe that historical default rates for technology and software companies have been lower, and recovery rates have been higher, as compared to the broader leveraged finance market, leading to lower cumulative losses. With respect to equity and equity-linked investments, we will seek to structure these investments with meaningful shareholder protections, including, but not limited to, anti-dilution, anti-layering, and liquidation preferences, which we believe will create the potential for meaningful risk-adjusted long-term capital gains in connection with the future liquidity events of these technology companies. Lastly, we believe that in the current environment, with the economic shutdown resulting from the COVID-19 national health emergency, lenders with available capital may be able to take advantage of attractive investment opportunities as the economy reopens and may be able to achieve improved economic spreads and documentation terms.
Compelling Business Models.   We believe that the products and services that technology companies provide often have high switching costs and are fundamental to the operations and success of their customers. We generally invest in dominant or growing players in niche markets that are selling products to established customer bases. As a result, technology companies have attributes that make them compelling investments, including strong customer retention rates, and highly recurring and predictable revenue. Further, technology companies are typically highly capital efficient, with limited capital expenditures and high free cash flow conversion. In addition, the replicable nature of technology products creates substantial operating leverage which typically results in strong profitability.
We believe that software businesses make compelling investments because they are inherently diversified into a variety of sectors due to end market applications and have been one of the more defensive sectors throughout economic cycles.
Attractive Opportunities in Investments in Technology Companies.   We invest in the debt and equity of technology companies. We believe that opportunities in the debt of technology companies are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are generally secured by the issuer’s assets, which may provide protection in the event of a default.

We believe that opportunities in the equity of technology companies are significant because of the potential to generate meaningful capital appreciation by participating in the growth in the portfolio company and the demand for its products and services. Moreover, we believe that the high-growth profile of a technology company will generally make it a more attractive candidate for a liquidity event than a company in a non-high growth industry.
Potential Competitive Advantages
We believe that the Adviser’s disciplined approach to origination, fundamental investment analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:
Dedicated Pool of Capital.   From a deal sourcing perspective, having a pool of capital dedicated to technology investing should enable us to be a more relevant partner to sponsors and management teams who seek this type of financing for their deals.
Additionally, our dedicated industry focus will be supported by a team with a track record of success investing in technology businesses. The Adviser’s network of deep industry relationships creates a substantial information advantage that informs and augments its due diligence process. This unique positioning should further drive entrenchment with sponsors as the Adviser will typically be viewed as a value-added partner during the diligence and investment lifecycle of our businesses.
We believe that there is currently an opportunity for us to be a “first mover” as a specialized debt financing provider in the technology sector. We believe the space to be underserved and we are not aware of other entities currently serving the sector that have large pools of capital dedicated to the space and that do not operate competing businesses.
Experienced Team with Expertise Across all Levels of the Corporate Capital Structure.   The members of the Investment Committee have an average of 20 years of experience in private lending and investing at all levels of a company’s capital structure, including in high yield securities, leveraged loans, high yield credit derivatives, distressed securities, and equity securities, as well as experience in operations, corporate finance and mergers and acquisitions. The members of the Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. In addition, the Adviser opened an office on the West Coast to better serve financial sponsors operating in the technology sector. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of technology companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments.
Distinctive Origination Platform.   We anticipate that a substantial majority of our investments will be sourced directly and that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries. The Investment Team is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors, venture capital firms, entrepreneurs, and companies.
The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. We believe the Adviser’s ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors. In addition, as a result of the Transaction, we believe we will benefit from (i) the potential for enhanced investment sourcing capabilities as a result of the combination of the Adviser’s and Dyal’s relationships with the alternative asset management community, (ii) increased opportunities for the Adviser to utilize its resources and its relationships with the financial sponsor community and service providers and an increased pipeline of deal opportunities, (iii) attendant benefits to the investing process, including enhanced resources available for our investment activity, and (iv) the enhanced ability for the Adviser to attract and retain highly talented professionals, each at no additional cost to us.
Since its inception through March 31, 2021, the Adviser and its affiliates have reviewed over 5,200 opportunities and sourced potential investment opportunities from over 500 private equity sponsors and venture capital firms. The Company believes that the Adviser will receive “early looks” and “last looks” based on its relationships, allowing it to be highly selective in the transactions it pursues.
Provide Customized Financing Complementary to Financial Sponsors’ Capital.   We intend to offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology companies. We offer customized financing solutions ranging from senior debt to equity capital. Unlike many of our competitors that we believe are restricted to smaller investment sizes and only invest in companies that fit a specific set of investment parameters, we have the scale and flexibility to structure our investments to suit the particular needs of our portfolio companies. As a result, we believe that our capital will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor.
Potential Long-Term Investment Horizon.   We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments in technology companies. We intend to invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g., open-ended mutual funds and ETFs).
Disciplined Investment Philosophy.   The Adviser intends to employ an investment approach focused on rigorous due diligence and underwriting, a highly selective and multi-stage investment decision process, and ongoing portfolio monitoring. The investment approach will focus on quantitative and qualitative factors, with particular emphasis on early detection of potential deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.
Active Portfolio Monitoring.   The Adviser will closely monitor the investments in our portfolio and take a proactive approach to identifying and addressing sector- or company-specific risks. The Adviser will receive and review detailed financial information from portfolio companies no less than quarterly and seek to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. We anticipate that many of our debt investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk. In addition, the Adviser has built out its portfolio management team to include workout experts who closely monitor our portfolio companies and assess each portfolio company’s operational and liquidity exposure and outlook. We anticipate that many of our debt investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company, which we believe will allow us to closely monitor the performance of our portfolio companies.
Investment Selection
The Adviser expects to apply rigorous and established investment selection and underwriting criteria. Although not exhaustive, the Adviser expects that our investments will typically have many of the following attributes:
•
Mission critical solutions:   solutions that are essential to business operations and are tightly integrated into the workflows or operations of end users;

•
Market leadership positions:   a leadership position in its market (or the potential to establish a leadership position) with potential and/or defensible barriers to entry;

•
Strong quality of revenue:   revenue streams with high degrees of visibility (contracted or re-occurring) and substantial gross margins diversified by a granular, long-tenured customer base;

•
Highly capital efficient:   strong free cash flow conversion or the potential to generate strong free cash flow conversion due to operating margins and low capital intensity; and

•
Attractive Unit Economics:   strong payback periods in respect of lifetime value of a customer versus the cost to acquire the customer.

The Adviser has identified the following investment criteria and guidelines that it believes are important in evaluating prospective portfolio companies. However, not all of these criteria and guidelines will be met, or will be equally important, in connection with each of our investments.
Established Companies.   We intend to invest in companies with established business models, products and customers and that have demonstrated, or have a plan to achieve, sound financial performance which we believe tend to be well-positioned to generate consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. We intend to invest in later stage companies, including market leaders providing mission critical solutions, serving less cyclical end-markets and with highly recurring revenue and strong customer retention. The Adviser does not intend to invest in start-up companies with speculative business plans.
Strong Competitive Position in Industry.   The Adviser intends to analyze the strengths and weaknesses of target companies relative to their competitors. The factors the Adviser will consider include relative product pricing, product quality, customer loyalty, substitution risk, switching costs, patent protection, brand positioning and capitalization. We will seek to invest in companies that have developed leading positions within their respective markets, are well positioned to capitalize on growth opportunities and operate businesses, exhibit the potential to maintain sufficient cash flows to service their obligations in a range of economic environments or are in industries with significant barriers to entry. We will seek companies that demonstrate advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors that, when compared to their competitors, may help to protect their market position and cash flows.
Experienced Management Team.   We will seek to invest in companies that have experienced management teams. We will also seek to invest in companies that have proper incentives in place, including management teams having significant equity interests to motivate management to act in concert with our interests as an investor.
Diversified Customer and Supplier Base.   We will generally seek to invest in technology companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.
Exit Strategy.   While certain debt investments may be repaid through operating cash flows of the borrower, we expect that the primary means by which we exit our debt investments will be through methods such as strategic acquisitions by other industry participants, an initial public offering of common stock, a recapitalization, a refinancing or another transaction in the capital markets.
Prior to making an equity investment in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an IPO, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.
In addition, in connection with our investing activities, we may make commitments with respect to an investment in a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may sell a portion of such amount, such that we are left with a smaller investment than what was reflected in our original commitment.
Financial Sponsorship.   We may seek to participate in transactions sponsored by what we believe to be high-quality private equity and venture capital firms. We believe that a financial sponsor’s willingness to invest significant sums of equity capital into a company is an explicit endorsement of the quality of their investment. Further, financial sponsors of portfolio companies with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise.
Investments in Different Portfolio Companies and End Markets.   We will seek to invest broadly among portfolio companies and end markets, thereby potentially reducing the risk of any one company or industry having a disproportionate impact on the value of our portfolio; however, there can be no assurances in this regard.
Investment Process Overview
Origination and Sourcing.   The Investment Team has an extensive network from which to source deal flow and referrals. Specifically, the Adviser will source portfolio investments from a variety of different investment sources, including among others, private equity sponsors, management teams, financial intermediaries and advisers, investment bankers, family offices, accounting firms and law firms. The Adviser believes that its experience across different industries and transaction types makes the Adviser particularly and uniquely qualified to source, analyze and execute investment opportunities with a focus on downside protection and a return of principal.
Due Diligence Process.   The process through which an investment decision is made involves extensive research into the company, its industry, its growth prospects and its ability to withstand adverse conditions. If one or more of the members of the Investment Team responsible for the transaction determine that an investment opportunity should be pursued, the Adviser will engage in an intensive due diligence process. Though each transaction may involve a somewhat different approach, the Adviser’s diligence of each opportunity could include:
•
understanding the purpose of the loan, the key personnel, the sources and uses of the proceeds;

•
meeting the company’s management and key personnel, including top level executives, to get an insider’s view of the business, and to probe for potential weaknesses in business prospects;

•
checking management’s backgrounds and references;

•
performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

•
contacting customers and vendors to assess both business prospects and standard practices;

•
conducting a competitive analysis, and comparing the company to its main competitors on an operating, financial, market share and valuation basis;

•
researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives;

•
assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth;

•
leveraging the Adviser’s internal resources and network with institutional knowledge of the company’s business;

•
assessing business valuation and corresponding recovery analysis;

•
developing downside financial projections and liquidation analysis;

•
reviewing environmental, social and governance (“ESG”) considerations including consulting the Sustainability Accounting Standards Board’s Engagement Guide for ESG considerations; and

•
investigating legal and regulatory risks and financial and accounting systems and practices.

Selective Investment Process.   After an investment has been identified and preliminary diligence has been completed, an investment committee memorandum is prepared. This memorandum is reviewed by the members of the Investment Team in charge of the potential investment. If these members of the Investment Team are in favor of the potential investment, then a more extensive due diligence process is employed. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third-party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis.
Structuring and Execution.   Approval of an investment requires the unanimous approval of the Investment Committee (as defined below). Once the Investment Committee has determined that a prospective portfolio company is suitable for investment, the Adviser will work with the management team or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure and terms of the investment.
Portfolio Monitoring.   The Adviser will monitor our portfolio companies on an ongoing basis. The Adviser will monitor the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action with respect to our investment in each portfolio company. The Adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:
•
assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•
periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•
comparisons to other companies in the portfolio company’s industry;

•
attendance at, and participation in, board meetings; and

•
review of periodic financial statements and financial projections for portfolio companies.

Structure of Investments
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.
Debt Investments.   The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser will negotiate the structure of each investment to protect our rights and manage our risk. We intend to invest in the following types of debt:
•
First-lien debt. First-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, “last out” first lien loans, “unitranche” loans and secured corporate bonds with similar features to these categories of first-lien loans. As of March 31, 2021, 50% of our first lien debt was comprised of unitranche loans.

•
Stand-alone first lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

•
“Last out” first-lien / unitranche loans. Unitranche loans combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out”

lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first-lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first lien-loans rank below standalone first-lien loans.
•
Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

•
Mezzanine debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments, which could be paid-in-kind, and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

Equity Investments
Our investment in a portfolio company could be or may include an equity-linked interest, such as a warrant or profit participation right. In certain instances, we will also make direct equity investments, although those situations are generally limited to those cases where we are making an investment in a more senior part of the capital structure of the issuer. We anticipate that generally any equity or equity-linked securities we hold will be minority positions.
Investment Portfolio
As of March 31, 2021, we had investments in 55 portfolio companies with an aggregate fair value of $3.2 billion. As of March 31, 2021 and December 31, 2020, investments consisted of the following:
	March 31, 2021		December 31, 2020
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$2,312,455	$2,320,027	$2,258,128	$2,261,996
Second-lien senior secured debt investments	132,583	133,954	206,266	208,328
Unsecured debt investments	407,295	440,185	376,454	388,602
Equity investments	284,413	327,633	174,250	198,411
Total Investments	$3,136,746	$3,221,799	$3,015,098	$3,057,337
As of March 31, 2021, we had outstanding commitments to fund unfunded investments totaling $220.1 million.

The table below describes investments by industry composition based on fair value as of March 31, 2021 and December 31, 2020:
	March 31, 2021	December 31, 2020
Aerospace and defense	0.2%	—%
Buildings and real estate	1.4	1.5
Business services	16.3	18.4
Data and information services	14.2	15.2
eCommerce and digital marketplaces	5.1	1.9
Education	8.8	9.5
Financial services	13.7	7.9
Food and beverage	5.7	8.7
Healthcare technology	11.9	12.5
Human resource support services	0.1	0.1
Insurance	2.0	2.6
Internet and digital media	3.4	3.6
Leisure and entertainment	2.0	2.9
Manufacturing	1.9	2.0
Oil and gas	3.1	3.2
Professional services	1.4	1.5
Technology Infrastructure	8.8	8.5
Total	100.0%	100.0%
We classify the industries of our portfolio companies by end-market (such as healthcare technology, and business services) and not by the product or services (such as software) directed to those end-markets.
The table below describes investments by geographic composition based on fair value as of March 31, 2021 and December 31, 2020:
	March 31, 2021	December 31, 2020
United States:
Midwest	7.7%	7.8%
Northeast	23.6	23.9
South	24.0	26.2
West	28.7	28.7
Canada	5.2	4.4
Guernsey	6.0	—
Israel	3.9	4.1
United Kingdom	0.9	4.9
Total	100.0%	100.0%
Capital Resources and Borrowings
We anticipate generating cash in the future from the issuance of common stock and cash flows from operations, including interest and dividends received on our debt and equity investments, respectively.
Additionally, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. Our current target leverage ratio is 0.90x-1.25x. As of

March 31, 2021 and December 31, 2020 our asset coverage was 205% and 191%, respectively. See “Regulation as a Business Development Company — Senior Securities” below.
Furthermore, while any indebtedness and senior securities remain outstanding, we must take provisions to prohibit any distribution to our shareholders (which may cause us to fail to distribute amounts necessary to avoid entity-level taxation under the Code), or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. In addition, we must also comply with positive and negative covenants customary for these types of facilities.
Debt obligations consisted of the following as of March 31, 2021 and December 31, 2020:
	March 31, 2021
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)(3)(4)(5)(6)(7)(8)
Subscription Credit Facility	$700,000	$25,956	$618,340	$24,602
Revolving Credit Facility	740,000	191,778	548,222	185,205
SPV Asset Facility I	300,000	290,000	10,000	286,387
June 2025 Notes	210,000	210,000	—	205,254
December 2025 Notes	400,000	400,000	—	392,292
June 2026 Notes	375,000	375,000	—	367,599
CLO 2020-1	200,000	200,000	—	197,123
Total Debt	$2,925,000	$1,692,734	$1,176,562	$1,658,462

(1)
The amount available reflects any limitations related to each credit facility’s borrowing base.

(2)
The carrying value of the Company’s Subscription Credit Facility is presented net of unamortized debt issuance costs of $1.4 million.

(3)
The carrying value of the Company’s Revolving Credit Facility is presented net of unamortized debt issuance costs of $6.6 million.

(4)
The carrying value of the Company’s SPV Asset Facility I is presented net of unamortized debt issuance costs of $3.6 million.

(5)
The carrying value of the Company’s June 2025 Notes is presented net of unamortized debt issuance costs of $4.7 million.

(6)
The carrying value of the Company’s December 2025 Notes is presented net of unamortized debt issuance costs of $7.7 million.

(7)
The carrying value of the Company’s June 2026 Notes is presented net of unamortized debt issuance costs of $7.4 million.

(8)
The carrying value of the Company’s CLO 2020-1 is presented net of unamortized debt issuance costs of $2.9 million.

	December 31, 2020
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)(3)(4)(5)(6)(7)(8)
Subscription Credit Facility	$700,000	$105,849	$557,328	$103,970
Revolving Credit Facility	590,000	68,347	521,653	62,037
SPV Asset Facility I	300,000	290,000	10,000	286,309
June 2025 Notes	210,000	210,000	—	205,011
December 2025 Notes	400,000	400,000	—	391,931
June 2026 Notes	375,000	375,000	—	367,804
CLO 2020-1	200,000	200,000	—	197,056
Total Debt	$2,775,000	$1,649,196	$1,088,981	$1,614,118

(1)
The amount available reflects any limitations related to each credit facility’s borrowing base.

(2)
The carrying value of the Company’s Subscription Credit Facility is presented net of debt issuance costs of $1.9 million.

(3)
The carrying value of the Company’s Revolving Credit Facility is presented net of debt issuance costs of $6.3 million.

(4)
The carrying value of the Company’s SPV Asset Facility I is presented net of debt issuance costs of $3.7 million.

(5)
The carrying value of the Company’s June 2025 Notes is presented net of debt issuance costs of $5.0 million.

(6)
The carrying value of the Company’s December 2025 Notes is presented net of debt issuance costs of $8.1 million.

(7)
The carrying value of the Company’s June 2026 Notes is presented net of debt issuance costs of $7.2 million.

(8)
The carrying value of the Company’s CLO 2020-1 is presented net of debt issuance costs of $2.9 million.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Debt”.
Dividend Policy
To qualify for tax treatment as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends of an amount equal to at least 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to shareholders. We may be subject to a nondeductible 4% U.S. federal excise tax if we do not distribute (or are treated as distributing) in each calendar year an amount at least equal to the sum of:
•
98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

•
98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•
100% of any income or gains recognized, but not distributed, in preceding years.

In the future, we can be expected to incur such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement. See “Risk Factors — Federal Income Tax Risks — We will be subject to corporate-level U.S. federal income tax if we are unable to qualify and maintain our tax treatment as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries.”
On February 23, 2021, our Board declared a distribution of 90% of estimated first quarter taxable income for shareholders of record on March 31, 2021, payable on or before May 14, 2021. On May 5, 2021, the Board declared a distribution of 90% of estimated second quarter taxable income, if any, for shareholders of record on June 30, 2021, payable on or before August 13, 2021.

The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2020:
	December 31, 2020
Date Declared	Record Date	Payment Date	Distribution per Share
November 3, 2020	December 31, 2020	January 29, 2021	$0.21
August 4, 2020	September 30, 2020	November 13, 2020	$0.22
May 5, 2020	June 30, 2020	August 14, 2020	$0.20
February 19, 2020	March 31, 2020	May 15, 2020	$0.21
The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2019:
	December 31, 2019
Date Declared	Record Date	Payment Date	Distribution per Share
October 30, 2019	December 31, 2019	January 31, 2020	$0.21
August 7, 2019	September 30, 2019	November 15, 2019	$0.25
May 8, 2019	June 30, 2019	August 15, 2019	$0.14
February 27, 2019	March 31, 2019	May 15, 2019	$0.05
During the year ended December 31, 2018, we did not declare any distributions on shares of our common stock.
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan, pursuant to which we will reinvest all cash distributions declared by the Board on behalf of our shareholders who do not elect to receive their distribution in cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock as described below, rather than receiving the cash dividend or other distribution. Any fractional share otherwise issuable to a participant in the dividend reinvestment plan will instead be paid in cash.
The number of shares to be issued to a shareholder under the dividend reinvestment plan will be determined by dividing the total dollar amount of the distribution payable to such shareholder by the net asset value per share of our common stock, as of the last day of the calendar quarter immediately preceding the date such distribution was declared. We intend to use newly issued shares to implement the plan.
No action is required on the part of a registered shareholder to have cash dividends or other distributions reinvested in shares of our common stock. A registered shareholder is able to elect to receive an entire cash dividend or other distribution in cash by notifying the Adviser in writing so that such notice is received by the Adviser no later than ten days prior to the record date for distributions to the shareholders.
There are no brokerage charges or other charges to shareholders who participate in the plan.
The plan is terminable by us upon notice in writing mailed to each shareholder of record at least 30 days prior to any record date for the payment of any distribution by us.
Competition
Our primary competitors in providing financing to middle market technology related companies include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company, or to the distribution and other requirements we must satisfy to qualify for RIC tax treatment. See “Risk Factors — Risk Relating to Our Business — We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.”
Investment Advisory Agreement
On August 10, 2018, we entered into the Original Investment Advisory Agreement with the Adviser. On May 18, 2021, we entered into the Investment Advisory Agreement which amended and restated the Original Investment Advisory Agreement and became effective on May 19, 2021, upon consummation of the Transaction. The terms of the Investment Advisory Agreement are identical to the terms of the Original Investment Advisory Agreement. Our shareholders approved our entry into the Investment Advisory Agreement at a special meeting held on March 17, 2021. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals. See “Management and Other Agreements — Investment Advisory Agreement” for further information.
Administration Agreement
On August 10, 2018, we entered into the Original Administration Agreement with the Adviser. On May 18, 2021, we entered into the Administration Agreement which amended and restated the Original Administration Agreement and became effective on May 19, 2021, upon consummation of the Transaction. The terms of the Administration Agreement are identical to the terms of the Original Administration Agreement. Under the terms of the Administration Agreement, the Adviser performs, or oversees, the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Administration Agreement also provides that we reimburse the Adviser for certain organization costs incurred prior to the commencement of our operations, and for certain offering costs. We reimburse the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for it by such affiliate or third party. See “Management and Other Agreements — Administration Agreement” for further information.
Placement Agent Agreement and Dealer Manager Agreement
On August 10, 2018, we entered into a placement agent agreement (the “Placement Agent Agreement”) with Owl Rock Capital Securities LLC (currently, Blue Owl Securities LLC (“Blue Owl Securities”)) pursuant to which employees of Blue Owl Securities may conduct placement activities in connection with our Private Offerings. On November 6, 2018 we entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities pursuant to which Blue Owl Securities and certain participating broker-dealers will solicit Capital Commitments. See “Management and Other Agreements — Placement Agent Agreement and Dealer Manager Agreement” for further information.
Affiliated Transactions
We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. We rely on exemptive relief that has been granted by the SEC to ORCA and certain of its affiliates to permit the Company to co-invest with other funds managed by the Adviser or its affiliates, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, the Company generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching of the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company’s shareholders and is consistent with its investment objective and strategies, and (3) the investment by its affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which its affiliates are investing. The Owl Rock Advisers’ investment allocation policy seeks to ensure equitable allocation of investment opportunities over time between the Company and other funds managed by the Adviser or its affiliates. We may also rely on an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs, pursuant to which, through December 31, 2020, we were permitted, subject to the satisfaction of certain conditions, complete follow-on investments in our existing portfolio companies with certain private funds managed by the Adviser or its affiliates and covered by our exemptive relief, even if such private funds have not previously invested in such existing portfolio company. Although the conditional exemptive order has expired, the SEC's Division of Investment Management has indicated that until March 31, 2022, it will not recommend enforcement action, to the extent that any BDC with an existing co-investment order continues to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein. Without this order, private funds would generally not be able to participate in such follow-on investments with us unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with us. The investment allocation policy of the Owl Rock Advisers’ incorporates the conditions of the exemptive relief and seeks to ensure equitable allocation of investment opportunities over time between the Company and other funds managed by the Adviser or its affiliates. As a result of exemptive relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of the Owl Rock Clients and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.
License Agreement
On August 10, 2018, we entered into a license agreement (the “License Agreement”) pursuant to which an affiliate of Owl Rock Capital Partners has granted the Company a non-exclusive license to use the name “Owl Rock.” Under the License Agreement, the Company has a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, we will have no legal right to the “Owl Rock” name or logo.
Term
Prior to an Exchange Listing, if our Board determines that there has been a significant adverse change in our regulatory or tax treatment of our shareholders that in its judgment makes it inadvisable for us to continue in our present form, then the Board will endeavor to restructure or change our structure to preserve (insofar as possible) the overall benefits previously enjoyed by our shareholders as a whole or, if the Board determines it appropriate (and subject to any necessary shareholder approvals and applicable requirements of the 1940 Act), (i) cause us to change our form and/or jurisdiction of organization or (ii) cause our winding down and/or liquidation and dissolution.
If we have not consummated an Exchange Listing by the end of the Commitment Period, subject to extension for two additional one-year periods, in the sole discretion of the Board, the Board (subject to any necessary shareholder approvals and applicable requirements of the 1940 Act) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve the Company in an orderly manner.
In the event of our liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we paid or otherwise provide for all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. For the purposes of this paragraph, a merger or consolidation of the Company with or into any other corporation or other entity, or a sale or conveyance of all or any part of our property or assets will not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.

Emerging Growth Company
We are an emerging growth company as defined in the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”) and we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). We expect to remain an emerging growth company for up to five years following the completion of our initial public offering or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. In addition, we will take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards.
Employees
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of our executive officers is employed by the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates. The Investment Team is focused on origination and transaction development and the ongoing monitoring of our investments. In addition, we reimburse the Adviser for the allocable portion of the compensation paid by the Adviser (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs and as otherwise set forth in the Administrative Agreement). See “— Investment Advisory Agreement” and “— Administration Agreement.”
The Private Offering
We have entered into separate subscription agreements with a number of investors providing for the private placement of shares of our common stock pursuant to the Private Offering and may enter into additional subscription agreements from time to time. Each investor will make a Capital Commitment to purchase shares of our common stock pursuant to a subscription agreement. Investors will be required to make capital contributions to purchase shares of our common stock each time we deliver a drawdown notice, which will be issued based on our anticipated investment activities and capital needs, in an aggregate amount not to exceed each investor’s respective Capital Commitment. We will deliver drawdown requests at least ten business days prior to the required funding date. All purchases of our common stock will generally be made pro rata in accordance with remaining Capital Commitments of all investors, at a per-share price equal to the net asset value per share of our common stock subject to any adjustments. Any adjustments would take into account a determination of changes to net asset value within 48 hours of the sale to assure compliance with Section 23(b) of the 1940 Act. At the earlier of (i) an Exchange Listing and (ii) the end of the Commitment Period, shareholders will be released from any further obligation to fund drawdowns and purchase additional shares of ourcommon stock, subject to certain conditions described in the subscription agreement.
If, during the Commitment Period, two of the four of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alan J. Kirshenbaum (each, a “Key Person”), (i) provide notice of resignation, resign, are terminated or are provided with notice of termination from the position of (1) in the case of Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer, co-chief investment officer of the Adviser and (2) in the case of Alan J. Kirshenbaum, chief financial officer of the Adviser, (ii) die or are disabled or (iii) cease to be actively involved (1) in the case of Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer, as a member of the Investment Committee or (2) in the case of Alan J. Kirshenbaum, as an officer of the Adviser, for any consecutive period exceeding 60 days, a “Key Person Event” will have occurred. For purposes of this provision, the Adviser is permitted at any time to replace one of the Key Persons with a senior professional selected by the Adviser, provided that such replacement is approved by 75% of the outstanding shares of common stock.
A “Cause Event” will occur if, during the Commitment Period, an event constituting Cause occurs. “Cause” means (A) any disqualification of a Key Person under Section 9(a) of the 1940 Act; (B) the conviction of (or plea of no contest by) any Key Person of a felony involving fraud, false statements or omissions, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion, or conspiracy to commit such offenses; (C) the final judicial determination by a court of competent jurisdiction of fraud, willful misconduct or gross negligence by the Adviser or any Key Person in the performance of its obligations under the Investment Advisory Agreement; or (D) the conviction of (or a plea of no contest by) any Key Person or the Adviser of a violation of the substantive provisions of any U.S. federal or state securities law (other than any inadvertent or technical violation of any such law which has no material adverse impact on the Company or any other violation which has no material adverse impact on the Company).
Upon the occurrence of a Key Person Event or a Cause Event, we will send written notice of the Key Person Event or Cause Event, as applicable, to our shareholders within ten Business Days of such occurrence, the Commitment Period will automatically be suspended for 90 days (the “Interim Period”) and our shareholders will not be obligated to fund drawdowns to purchase shares of our common stock except for certain limited purposes. During the Interim Period we will convene a special meeting of shareholders for the purpose of determining whether the Commitment Period should be reinstated. If the proposal is approved by 75% of the outstanding shares of our common stock, and all of the independent members of the Board vote in favor the proposal, the Commitment Period will be reinstated and our shareholders will be obligated to fund drawdowns to purchase shares of our common stock as if a Key Person Event or Cause Event, as applicable, had never occurred. Otherwise, the Commitment Period will be deemed to have terminated upon the occurrence of the Key Person Event or Cause Event, as applicable.
Placement activities will be conducted by officers of the Company and the Adviser. Blue Owl Securities LLC (f/k/a Owl Rock Securities LLC (d/b/a Owl Rock Securities)), an affiliate of the Adviser, serves as the dealer manager for the private offering and may serve as the dealer manager for other funds managed by the Adviser or its affiliates. Blue Owl Securities is registered as a broker dealer with the SEC and is a member of the Financial Industry Regulatory Authority. In addition, the Company has entered and may, from time to time, enter into agreements with other placement agents or broker-dealers to solicit Capital Commitments. Fees paid pursuant to these agreements will be paid by our Adviser.
Regulation as a Business Development Company
We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a RIC under the Code for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 20% of our total assets in companies whose principal place of business is outside the United States. See “Regulation — Qualifying Assets, Managerial Assistance to Portfolio Companies, Temporary Investments, Warrants, Senior Securities; Coverage Ratio, Code of Ethics and Affiliated Transactions” for further information.
Taxation as a Regulated Investment Company
We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieves us from corporate-level U.S. federal income taxes.
Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income. See “Certain U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company” for further information.

SENIOR SECURITIES
For information about our senior securities, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources.” The report of our independent registered public accounting firm on the senior securities table as of December 31, 2020, 2019 and 2018, is included elsewhere in the registration statement of which this prospectus is a part.

PORTFOLIO COMPANIES
The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of March 31, 2021. We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments. As of March 31, 2021, we did not “control” any of our portfolio companies and are considered an “affiliate” of two of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25.0% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities.
($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Reef Global, Inc. (fka Cheese Acquisition, LLC)(1)(4) 233 Peachtree Street NE Harris Tower, Suite 2600 Atlanta, GA 30303	Buildings and real estate	First lien senior secured loan	L + 6.0% (incl. 1.25% PIK)	11/28/2024	0.0%	$37,302	$36,974	$35,624	2.0%
Reef Global, Inc. (fka Cheese Acquisition, LLC)(1)(3)(7) 233 Peachtree Street NE Harris Tower, Suite 2600 Atlanta, GA 30303	Buildings and real estate	First lien senior secured revolving loan	L + 4.75%	11/28/2023	0.0%	3,052	3,032	2,847	0.2%
Imperial Parking Canada(1)(5) 233 Peachtree Street NE Harris Tower, Suite 2600 Atlanta, GA 30303	Buildings and real estate	First lien senior secured loan	C + 6.00% (incl. 1.25% PIK)	11/28/2024	0.0%	7,809	7,380	7,457	0.4%
Apptio, Inc.(1)(4) 11100 NE 8th Street, Suite 600 Bellevue, WA 98004	Business services	First lien senior secured loan	L + 7.25%	1/10/2025	0.0%	59,901	58,852	59,752	3.3%
Apptio, Inc.(1)(4)(7) 11100 NE 8th Street, Suite 600 Bellevue, WA 98004	Business services	First lien senior secured revolving loan	L + 7.25%	1/10/2025	0.0%	1,308	1,267	1,300	0.1%
Certify, Inc.(1)(2) 20 York St., Suite 201 Portland, ME 04101	Business services	First lien senior secured loan	L + 5.75%	2/28/2024	0.0%	57,039	56,565	56,896	3.2%
Certify, Inc.(1)(2)(7) 20 York St., Suite 201 Portland, ME 04101	Business services	First lien senior secured revolving loan	L + 5.75%	2/28/2024	0.0%	570	553	565	—%
Circle Internet Services, Inc.(1)(3) 555 Market Street 15th Floor San Francisco, CA 94105	Business services	First lien senior secured loan	L + 8.00%	5/22/2023	0.0%	25,000	24,912	25,063	1.4%
ConnectWise, LLC(1)(3) 4110 George Rd., Suite 200 Tampa, FL, 33634	Business services	First lien senior secured loan	L + 5.25%	2/28/2025	0.0%	126,368	125,256	126,368	7.0%
ConnectWise, LLC(1)(2)(7) 4110 George Rd., Suite 200 Tampa, FL, 33634	Business services	First lien senior secured revolving loan	L + 5.25%	2/28/2025	0.0%	869	755	869	—%
Diligent Corporation(1)(3) 111 W 33rd St 16th Floor New York, NY 10001	Business services	First lien senior secured loan	L + 6.25%	8/4/2025	0.0%	22,765	22,309	22,424	1.3%
Diligent Corporation(1)(7) 111 W 33rd St 16th Floor New York, NY 10001	Business services	First lien senior secured delayed draw term loan	L + 6.25%	2/4/2022	0.0%	—	(99)	(69)	—%
Diligent Corporation(1)(3)(7) 111 W 33rd St 16th Floor New York, NY 10001	Business services	First lien senior secured revolving loan	L + 6.25%	8/4/2025	0.0%	—	(33)	(23)	—%
Hyland Software, Inc.(1)(2) 28500 Clemens Road Westlake, OH 44145	Business services	Second lien senior secured loan	L + 7.00%	7/7/2025	0.0%	32,940	32,565	32,940	1.8%

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
GS Acquisitionco, Inc. (dba insightsoftware)(1)(4) 8529 Six Forks Rd Raleigh, NC 27615	Business services	First lien senior secured loan	L + 5.75%	5/24/2024	0.0%	40,600	40,229	40,194	2.2%
GS Acquisitionco, Inc. (dba insightsoftware)(1)(4)(7) 8529 Six Forks Rd Raleigh, NC 27615	Business services	First lien senior secured delayed draw term loan	L + 5.75%	12/2/2021	0.0%	1,952	1,912	1,925	0.1%
GS Acquisitionco, Inc. (dba insightsoftware)(1)(4)(7) 8529 Six Forks Rd Raleigh, NC 27615	Business services	First lien senior secured revolving loan	L + 5.75%	5/24/2024	0.0%	1,264	1,239	1,235	0.1%
Kaseya Traverse Inc.(1)(3) 701 Brickell Avenue Suite 400 Miami, FL 33131	Business services	First lien senior secured loan	L + 7.00% (incl. 3.00% PIK)	5/2/2025	0.0%	36,608	36,118	36,517	2.0%
Kaseya Traverse Inc.(1)(3)(7) 701 Brickell Avenue Suite 400 Miami, FL 33131	Business services	First lien senior secured revolving loan	L + 6.50%	5/2/2025	0.0%	1,201	1,167	1,194	0.1%
Kaseya Traverse Inc.(1)(3)(7) 701 Brickell Avenue Suite 400 Miami, FL 33131	Business services	First lien senior secured delayed draw term loan	L + 7.00% (incl. 3.00% PIK)	3/4/2022	0.0%	1,120	1,085	1,117	0.1%
Paysimple, Inc.(1)(2) 1515 Wynkoop St, Ste 250 Denver, CO 80202	Business services	First lien senior secured loan	L + 5.50%	8/23/2025	0.0%	44,621	44,020	43,505	2.4%
Paysimple, Inc.(1)(2) 1515 Wynkoop St, Ste 250 Denver, CO 80202	Business services	First lien senior secured delayed draw term loan	L + 5.50%	8/23/2025	0.0%	14,521	14,289	14,158	0.8%
Barracuda Networks, Inc.(1)(3) 3175 Winchester Blvd Campbell, CA 95008	Data and information services	Second lien senior secured loan	L + 6.75%	10/30/2028	0.0%	7,500	7,428	7,463	0.4%
Delta TopCo, Inc. (dba Infoblox, Inc.)(1)(4) 3111 Coronado Dr. Santa Clara, CA 94111	Data and information services	Second lien senior secured loan	L + 7.25%	12/1/2028	0.0%	20,000	19,905	20,000	1.1%
Forescout Technologies, Inc.(1)(3) 190 W. Tasman Drive San Jose, CA 95134	Data and information services	First lien senior secured loan	L + 9.50% (incl. 9.50% PIK)	8/17/2026	0.0%	79,537	78,327	78,940	4.4%
Forescout Technologies, Inc.(1)(7) 190 W. Tasman Drive San Jose, CA 95134	Data and information services	First lien senior secured revolving loan	L + 8.50%	8/18/2025	0.0%	—	(128)	(62)	—%
Granicus, Inc.(1)(4) 1999 Broadway, Suite 3600 Denver, CO 80202	Data and information services	First lien senior secured loan	L + 6.50%	1/29/2027	0.0%	23,348	22,796	22,822	1.3%
Granicus, Inc.(1)(7) 1999 Broadway, Suite 3600 Denver, CO 80202	Data and information services	First lien senior secured delayed draw term loan	L + 6.50%	1/30/2023	0.0%	—	(106)	(98)	—%
Granicus, Inc.(1)(3)(7) 1999 Broadway, Suite 3600 Denver, CO 80202	Data and information services	First lien senior secured revolving loan	L + 6.50%	1/29/2027	0.0%	—	(61)	(59)	—%
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(1)(4) Amot Atrium Tower, 2 Jabotinsky Street Ramat Gan 520501, Israel	Data and information services	First lien senior secured loan	L + 7.75%	4/16/2026	0.0%	125,000	121,721	125,000	7.0%
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(1)(7) Amot Atrium Tower, 2 Jabotinsky Street Ramat Gan 520501, Israel	Data and information services	First lien senior secured revolving loan	L + 7.75%	4/16/2026	0.0%	—	(630)	—	—%
Ivanti Software, Inc.(1)(3) 10377 South Jordan Gateway Suite 110 South Jordan, Utah 84095	Data and information services	Second lien senior secured loan	L + 8.50%	10/30/2028	0.0%	21,000	20,396	20,528	1.1%

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Litera Bidco LLC(1)(2) 300 South Riverside Plaza Suite 800 Chicago, IL 60606	Data and information services	First lien senior secured loan	L + 5.85%	5/29/2026	0.0%	153,747	151,961	153,364	8.6%
Litera Bidco LLC(1)(7) 300 South Riverside Plaza Suite 800 Chicago, IL 60606	Data and information services	First lien senior secured revolving loan	L + 5.75%	5/30/2025	0.0%	—	(76)	(21)	—%
Maverick Bidco Inc.(1)(3) 5001 Plaza on the Lake #111 Austin, TX 78746	Data and information services	First lien senior secured loan	L + 6.25%	4/28/2023	0.0%	29,427	28,691	28,985	1.6%
Maverick Bidco Inc.(1)(7) 5001 Plaza on the Lake #111 Austin, TX 78746	Data and information services	First lien senior secured delayed draw term loan	L + 6.25%	11/6/2021	0.0%	—	(80)	(17)	—%
Walker Edison Furniture Company LLC(1)(3) 1553 West 9000 South West Jordan, Utah 84088	eCommerce and Digital Marketplaces	First lien senior secured loan	L + 5.75%	3/31/2027	0.0%	50,000	49,250	49,250	2.7%
Dude Solutions Holdings, Inc.(1)(4) 11000 Regency Parkway Suite 110 Cary, NC 27518	Education	First lien senior secured loan	L + 7.50%	6/13/2025	0.0%	58,626	57,623	58,039	3.2%
Dude Solutions Holdings, Inc.(1)(4) 11000 Regency Parkway Suite 110 Cary, NC 27518	Education	First lien senior secured loan	L + 7.50%	11/30/2026	0.0%	14,042	13,611	13,901	0.8%
Dude Solutions Holdings, Inc.(1)(7) 11000 Regency Parkway Suite 110 Cary, NC 27518	Education	First lien senior secured revolving loan	L + 7.50%	6/13/2025	0.0%	—	(109)	(69)	—%
Instructure, Inc.(1)(3) 6330 South 3000 East, Suite 700 Salt Lake City, UT 84121	Education	First lien senior secured loan	L + 7.00%	3/24/2026	0.0%	106,217	104,684	106,217	5.9%
Instructure, Inc.(1)(7) 6330 South 3000 East, Suite 700 Salt Lake City, UT 84121	Education	First lien senior secured revolving loan	L + 7.00%	3/24/2026	0.0%	—	(77)	—	—%
Lightning Midco, LLC (dba Vector Solutions)(1)(4) 4890 W. Kennedy Blvd, Suite 300 Tampa, FL 33609	Education	First lien senior secured loan	L + 5.50%	11/21/2025	0.0%	102,795	102,074	102,538	5.7%
Lightning Midco, LLC (dba Vector Solutions)(1)(4)(7) 4890 W. Kennedy Blvd, Suite 300 Tampa, FL 33609	Education	First lien senior secured revolving loan	L + 5.50%	11/21/2023	0.0%	3,272	3,219	3,247	0.2%
AxiomSL Group, Inc.(1)(3) 45 Broadway New York, NY 10006	Financial Services	First lien senior secured loan	L + 6.50%	12/3/2027	0.0%	106,994	105,447	106,459	5.9%
AxiomSL Group, Inc.(1)(7) 45 Broadway New York, NY 10006	Financial Services	First lien senior secured revolving loan	L + 6.50%	12/3/2025	0.0%	—	(179)	(64)	—%
Hg Genesis 8 Sumoco Limited(1)(6) 2 More London Riverside London SE1 2AP United Kingdom	Financial Services	Unsecured Facility	G + 7.50% (incl. 7.50% PIK)	8/28/2025	0.0%	71,593	68,400	71,772	4.0%
Hg Saturn Luchaco Limited(1)(6) 2 More London Riverside London SE1 2AP United Kingdom	Financial services	Unsecured Facility	G + 7.50% (incl. 7.50% PIK)	3/30/2026	0.0%	124,173	123,290	122,621	6.8%
Robinhood Markets, Inc. 85 Willow Road Menlo Park, CA 94025	Financial Services	Convertible Note	6.00% PIK	N/A	0.0%	62,500	62,536	62,500	3.5%
Smarsh Inc.(1)(3) 851 SW 6th Ave. Suite 800 Portland, OR 97204	Financial Services	First lien senior secured loan	L + 8.25%	11/20/2025	0.0%	31,950	31,348	31,551	1.8%

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Transact Holdings, Inc.(1)(2) 1111 19th Street Northwest Washington, DC 20036	Financial Services	First lien senior secured loan	L + 4.75%	4/30/2026	0.0%	8,865	8,763	8,688	0.5%
Toast, Inc. 401 Park Drive, Suite 801 Boston, MA 02215	Food and beverage	Convertible Note	8.50% (incl. 4.25% PIK)	6/15/2027	0.0%	153,382	153,069	183,292	10.2%
VVC Holdings Corp. (dba Athenahealth, Inc.)(1)(3) 311 Arsenal St. Watertown, MA 02472	Healthcare technology	First lien senior secured loan	L + 4.25%	2/11/2026	0.0%	19,694	19,402	19,710	1.1%
Bracket Intermediate Holding Corp.(1)(3) 575 East Swedesford Road, Suite 200 Wayne, PA 19087	Healthcare technology	First lien senior secured loan	L + 4.25%	9/5/2025	0.0%	396	370	394	—%
Bracket Intermediate Holding Corp.(1)(3) 575 East Swedesford Road, Suite 200 Wayne, PA 19087	Healthcare technology	Second lien senior secured loan	L + 8.13%	9/7/2026	0.0%	20,000	19,697	19,750	1.1%
Datix Bidco Limited (dba RLDatix)(1)(4) Swan court 11 Worple Road Wimbledon, London SW19 4JS	Healthcare technology	First lien senior secured loan	L + 5.00%	4/19/2025	0.0%	10,000	9,779	9,850	0.5%
Datix Bidco Limited (dba RLDatix)(1)(4) Swan court 11 Worple Road Wimbledon, London SW19 4JS	Healthcare technology	Second lien senior secured loan	L + 8.50%	4/19/2026	0.0%	20,000	19,534	19,700	1.1%
Definitive Healthcare Holdings, LLC(1)(3) 550 Cochituate Rd Framingham, MA 01701	Healthcare technology	First lien senior secured loan	L + 5.50%	7/16/2026	0.0%	98,622	97,853	98,129	5.5%
Definitive Healthcare Holdings, LLC(1)(3)(7) 550 Cochituate Rd Framingham, MA 01701	Healthcare technology	First lien senior secured delayed draw term loan	L + 5.50%	7/16/2021	0.0%	3,893	3,762	3,874	0.2%
Definitive Healthcare Holdings, LLC(1)(7) 550 Cochituate Rd Framingham, MA 01701	Healthcare technology	First lien senior secured revolving loan	L + 5.50%	7/16/2024	0.0%	—	(36)	(27)	—%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(1)(3) 800 Boulevard de Maisonneuve East 12th floor Montreal, Quebec H2L 4L8, Canada	Healthcare technology	First lien senior secured loan	L + 6.25%	2/20/2026	0.0%	121,017	119,671	119,805	6.7%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(1)(7) 800 Boulevard de Maisonneuve East 12th floor Montreal, Quebec H2L 4L8, Canada	Healthcare technology	First lien senior secured delayed draw term loan	L + 6.25%	8/16/2021	0.0%	—	(100)	(82)	—%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(1)(3)(7) 800 Boulevard de Maisonneuve East 12th floor Montreal, Quebec H2L 4L8, Canada	Healthcare technology	First lien senior secured revolving loan	L + 6.25%	2/20/2026	0.0%	1,501	1,424	1,426	0.1%
Interoperability Bidco, Inc.(1)(4) 100 High Street, Suite 1560 Boston, MA 02110	Healthcare technology	First lien senior secured loan	L + 5.75%	6/25/2026	0.0%	94,811	93,873	92,204	5.1%

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Interoperability Bidco, Inc.(1)(7) 100 High Street, Suite 1560 Boston, MA 02110	Healthcare technology	First lien senior secured delayed draw term loan	L + 5.75%	6/25/2021	0.0%	—	(9)	(163)	—%
Interoperability Bidco, Inc.(1)(7) 100 High Street, Suite 1560 Boston, MA 02110	Healthcare technology	First lien senior secured revolving loan	L + 5.75%	6/25/2024	0.0%	—	(40)	(138)	—%
The Ultimate Software Group, Inc.(1)(3) 2000 Ultimate Way Weston, FL 33326	Human resource support services	Second lien senior secured loan	L + 6.75%	5/3/2027	0.0%	2,500	2,478	2,550	0.1%
Asurion, LLC(1)(2) 648 Grassmere Park Nashville, TN 37211	Insurance	Second lien senior secured loan	L + 5.25%	1/31/2028	0.0%	10,833	10,580	11,023	0.6%
Integrity Marketing Acquisition, LLC(1)(4) 9111 Cypress Waters Blvd Suite 450 Coppell, TX 75019	Insurance	First lien senior secured loan	L + 5.75%	8/27/2025	0.0%	55,560	54,825	55,005	3.1%
Integrity Marketing Acquisition, LLC(1)(7) 9111 Cypress Waters Blvd Suite 450 Coppell, TX 75019	Insurance	First lien senior secured revolving loan	L + 5.75%	8/27/2025	0.0%	—	(41)	(37)	—%
Acquia Inc.(1)(4) 53 State St Boston, MA 02109	Internet and digital media	First lien senior secured loan	L + 7.00%	10/31/2025	0.0%	110,246	109,357	109,970	6.1%
Acquia Inc.(1)(4)(7) 53 State St Boston, MA 02109	Internet and digital media	First lien senior secured revolving loan	L + 7.00%	10/31/2025	0.0%	943	853	914	0.1%
MINDBODY, Inc.(1)(4) 651 Tank Farm Road San Luis Obispo, CA 93401	Leisure and entertainment	First lien senior secured loan	L + 8.50% (incl. 1.50% PIK)	2/14/2025	0.0%	68,712	68,237	63,902	3.6%
MINDBODY, Inc.(1)(7) 651 Tank Farm Road San Luis Obispo, CA 93401	Leisure and entertainment	First lien senior secured revolving loan	L + 7.00%	2/14/2025	0.0%	—	(46)	(500)	—%
BCTO BSI Buyer, Inc. (dba Buildertrend)(1)(3) 11818 I Street Omaha, NE 68137	Manufacturing	First lien senior secured loan	L + 7.00%	12/23/2026	0.0%	62,500	61,897	62,188	3.5%
BCTO BSI Buyer, Inc. (dba Buildertrend)(1)(7) 11818 I Street Omaha, NE 68137	Manufacturing	First lien senior secured revolving loan	L + 7.00%	12/23/2026	0.0%	—	(72)	(38)	—%
3ES Innovation Inc. (dba Aucerna)(1)(3) Suite 800, 250 - 2nd Street S.W. Calgary, Alberta, Canada	Oil and gas	First lien senior secured loan	L + 5.75%	5/13/2025	0.0%	46,621	46,194	45,455	2.5%
3ES Innovation Inc. (dba Aucerna)(1)(7) Suite 800, 250 - 2nd Street S.W. Calgary, Alberta, Canada	Oil and gas	First lien senior secured revolving loan	L + 5.75%	5/13/2025	0.0%	—	(39)	(115)	—%
Project Power Buyer, LLC (dba PEC-Veriforce)(1)(3) 233 General Patton Ave. Mandeville, LA 70471	Oil and gas	First lien senior secured loan	L + 6.25%	5/14/2026	0.0%	53,456	52,875	53,188	3.0%
Project Power Buyer, LLC (dba PEC-Veriforce)(1)(7) 233 General Patton Ave. Mandeville, LA 70471	Oil and gas	First lien senior secured revolving loan	L + 6.25%	5/14/2025	0.0%	—	(32)	(19)	—%
Gerson Lehrman Group, Inc.(1)(4) 60 East 42nd Street, 3rd Floor New York, NY 10165	Professional services	First lien senior secured loan	L + 4.75%	12/12/2024	0.0%	45,615	45,253	45,615	2.5%
Gerson Lehrman Group, Inc.(1)(7) 60 East 42nd Street, 3rd Floor New York, NY 10165	Professional services	First lien senior secured revolving loan	L + 4.75%	12/12/2024	0.0%	—	(23)	—	—%

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
BCPE Nucleon (DE) SPV, LP(1)(4) 1740 Technology Dr, Suite 150 San Jose, CA 95110	Technology Infrastructure	First lien senior secured loan	L + 7.00%	9/24/2026	0.0%	133,333	131,415	132,000	7.4%
Centrify Corporation(1)(3) 3300 Tannery Way Santa Clara, CA 95054	Technology Infrastructure	First lien senior secured loan	L + 6.00%	3/2/2028	0.0%	41,125	40,110	40,097	2.2%
Centrify Corporation(1)(7) 3300 Tannery Way Santa Clara, CA 95054	Technology Infrastructure	First lien senior secured revolving loan	L + 6.00%	3/2/2027	0.0%	—	(108)	(109)	—%
Space Exploration Technologies Corp. 1 Rocket Road Hawthorne, CA 90250	Aerospace and Defense	Class A Common Stock	N/A		0.0%	7,404	3,110	3,110	0.2%
Space Exploration Technologies Corp. 1 Rocket Road Hawthorne, CA 90250	Aerospace and Defense	Class C Common Stock	N/A		0.0%	5,052	2,122	2,122	0.1%
Circle Internet Services, Inc. 555 Market Street 15th Floor San Francisco, CA 94105	Business services	Series D Preferred Stock	N/A		3.9%	2,934,961	15,000	29,350	1.6%
Circle Internet Services, Inc. 555 Market Street 15th Floor San Francisco, CA 94105	Business services	Series E Preferred Stock	N/A		1.1%	821,806	6,917	8,218	0.5%
Circle Internet Services, Inc. 555 Market Street 15th Floor San Francisco, CA 94105	Business services	Warrants	N/A		0.3%	244,580	—	1,382	0.1%
SLA Eclipse Co-Invest, L.P. 1515 Wynkoop St, Ste 250 Denver, CO 80202	Business services	Series B Preferred Stock	N/A		0.7%	1,641,929	15,153	17,437	1.0%
Kajabi Holdings, LLC 17100 Laguna Canyon Road, Ste. 100 Irvine, California 92603	eCommerce and Digital Marketplaces	Senior Preferred Class D Units	N/A		2.4%	4,126,175	50,000	50,000	2.8%
Poshmark, Inc. 203 Redwood Shores Pkwy floor 8 Redwood City, CA 94065	eCommerce and Digital Marketplaces	Common Stock	N/A		2.0%	1,704,089	57,090	66,433	3.7%
Blend Labs, Inc. 415 Kearny St San Francisco, CA 94108-2803	Financial services	Series G Preferred Stock	N/A		0.2%	650,861	3,000	3,000	0.2%
eShares, Inc. (dba Carta) 195 Page Mill Road Suite 101 Palo Alto, CA 94306	Financial services	Series E Preferred Stock	N/A		0.1%	186,904	2,008	7,504	0.4%
Remitly Global, Inc 1111 3rd Avenue Suite 2100 Seattle, WA 98101	Financial services	Series E Preferred Stock	N/A		1.0%	1,678,810	10,008	15,244	0.9%
Remitly Global, Inc 1111 3rd Avenue Suite 2100 Seattle, WA 98101	Financial services	Series F Preferred Stock	N/A		0.6%	1,093,421	10,000	10,995	0.6%
Algolia, Inc. 301 Howard St, 3rd Floor San Francisco, CA 94105	Technology Infrastructure	Series C Preferred Stock	N/A		1.4%	970,281	10,000	12,838	0.7%
SalesLoft, Inc. 1180 W Peachtree St NW #600 Atlanta, GA 30309	Technology Infrastructure	Series E Preferred Stock	N/A		5.4%	8,660,919	49,075	49,073	2.7%
SalesLoft, Inc. 1180 W Peachtree St NW #600 Atlanta, GA 30309	Technology Infrastructure	Common Stock	N/A		0.1%	181,776	927	927	0.1%
UserZoom Technologies, Inc. 10 Almaden Blvd #250 San Jose, CA 95110	Technology Infrastructure	Series B Preferred Stock	10.00% PIK		12.4%	12,000,769	50,003	50,000	2.8%

(1)
Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three-, six-, or twelve-month LIBOR), British Pound Sterling LIBOR (“GBPLIBOR” or “G”), or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.

(2)
The interest rate on these loans is subject to 1 month LIBOR, which as of March 31, 2021 was 0.11%.

(3)
The interest rate on these loans is subject to 3 month LIBOR, which as of March 31, 2021 was 0.19%.

(4)
The interest rate on these loans is subject to 6 month LIBOR, which as of March 31, 2021 was 0.21%.

(5)
The interest rate on these loans is subject to 6 month Canadian Dollar Offered Rate (“CDOR” or “C”), which as of March 31, 2021 was 0.55%.

(6)
The interest rate on this loan is subject to 6 month GBPLIBOR, which as of March 31, 2021 was 0.11%.

(7)
Position or portion thereof is an unfunded loan commitment.

MANAGEMENT
We are managed by the Adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us. The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. The Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.
Our Board of Directors
Board Composition
Prior to the consummation of the Transaction, the Board consisted of eight members. On May 18, 2021, in connection with the previously announced transaction (the “Transaction”) pursuant to which Owl Rock Capital Group, LLC (“Owl Rock Capital Group”) and Dyal Capital Partners (“Dyal”) merged to form Blue Owl Capital, Inc. (“Blue Owl”), and in order to ensure that the Transaction complies with Section 15(f) of the 1940 Act, including the requirement that for three years following the consummation of the Transaction at least 75% of the members of the Board not be “interested persons” (as defined in the 1940 Act) of the Company, the Board accepted the resignation of each of Alan Kirshenbaum and Douglas Ostrover from the Board and voted to reduce the size of the Board from eight to six. The resignations and reduction in the size of the Board were effective upon consummation of the Transaction on May 19, 2021. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of the Company’s Class I directors will expire at the 2022 Annual Meeting; the terms of the Company’s Class II directors will expire at the 2023 annual meeting of shareholders; and the terms of the Company’s Class III directors will expire at the 2021 annual meeting of shareholders.
Messrs. D’Alelio and Packer serve as Class I directors (with terms expiring in 2022). Messrs. Finn and Kaye serve as Class II directors (with terms expiring in 2023). Ms. Weiler and Mr. Temple serve as Class III directors (with terms expiring in 2021).
Independent Directors
Pursuant to the Company’s Charter a majority of the Board will consist of directors who are not “interested persons” of the Company, of the Adviser, or of any of their respective affiliates, as defined in the 1940 Act (the “Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under NYSE corporate governance rules, the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”) to Independent Directors.
Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Ms. Weiler and Messrs. Finn, Kaye, Temple, and D’Alelio qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.
Interested Director
Mr. Packer is considered an “interested person” (as defined in the 1940 Act) of the Company since he is employed by the Adviser.
Observers
Certain shareholders have been given the right to invite a representative to attend meetings of the Board in a nonvoting observer capacity. Such rights will terminate prior to the Company being listed on a national securities exchange.

Meetings and Attendance
The Board met twelve times during 2020 and acted on various occasions by written consent. Each director attended all meetings of the Board (held during the period for which he has been a director) except for Messrs. Finn, Temple and Packer who did not attend one meeting of the Board, and Mr. Ostrover who did not attend four meetings of the Board.
Board Attendance at the Annual Meeting
Our policy is to encourage our directors to attend each annual meeting; however, such attendance is not required at this time. All of the Company’s directors attended the 2020 annual meeting of shareholders.
Board Leadership Structure and Role in Risk Oversight
Overall responsibility for our oversight rests with the Board. We have entered into the Investment Advisory Agreement pursuant to which the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our charter. The Board is currently composed of six members, five of whom are directors who are not “interested persons” of the Company or the Adviser as defined in the 1940 Act. The Board meets in person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.
The Board has appointed Edward D’Alelio, an independent director, to serve in the role of Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.
We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, our chief compliance officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Biographical Information
Brief biographies of the members of the Board are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable director should serve on our Board at this time. In addition, set forth further below is a biography of each of our executive officers who is not a director.

Name	Age	Position	Expiration of Term	Director Since
Independent Directors
Brian Finn	60	Director	2023	2018
Eric Kaye	57	Director	2023	2018
Christopher M. Temple	53	Director	2021	2018
Edward D’Alelio	68	Chairman of the Board, Director	2022	2018
Melissa Weiler	56	Director	2021	2021
Interested Directors
Craig W. Packer	54	Chief Executive Officer, President and Director	2022	2018
Independent Directors
Mr. Finn served as the Chief Executive Officer of Asset Management Finance Corporation from 2009 to March 2013 and as its Chairman from 2008 to March 2013. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments at Credit Suisse Group. Mr. Finn has held many positions within Credit Suisse and its predecessor firms, including President of Credit Suisse First Boston (CSFB), President of Investment Banking, Co-President of Institutional Securities, Chief Executive Officer of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse. Mr. Finn served as principal and partner of private equity firm Clayton, Dubilier & Rice from 1997 to 2002. Mr. Finn currently serves as Chairman of Covr Financial Technologies Corp., a director of The Scotts Miracle Gro Company, and WaveGuide Corporation, Chairman of Star Mountain Capital, a lower middle market credit investment firm, Investment Partner of Nyca Partners, a financial technology venture capital firm, a director of Sacros Robotics and is CEO and a director of Rotor Acquisition Corp., a publicly traded ‘blank check’ company a director of Sarcos Robotics. Since March 2016 and November 2016 he has served on the boards of directors of ORCC and ORCC II, respectively, since August 2018 he has served on the board of directors of the Company, and since February 2020 and September 2020 he has served on the boards of directors of ORCC III and ORCIC, respectively. Mr. Finn received a B.S. in Economics from The Wharton School, University of Pennsylvania.
We believe Mr. Finn’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our board of directors.
Mr. Kaye is the founder of Kayezen, LLC (formerly ARQ^EX Fitness Systems), a physical therapy and fitness equipment design company. Prior to founding Kayezen, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division’s Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye’s tenure with UBS, he was a Managing Director and led the firm’s Exclusive Sales and Divestitures Group, where he focused on advising middle market companies. Prior to joining UBS, Mr. Kaye has served as Global Co-Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm’s Technology Mergers & Acquisitions team. Since March 2016 and November 2016 he has served on the boards of directors of ORCC and ORCC II, respectively, since August 2018 he has served on the board of directors of the Company, and since February 2020 and September 2020 he has served on the boards of directors of ORCC III and ORCIC, respectively. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.
We believe Mr. Kaye’s management positions and experiences in the middle market provide our board of directors with valuable insight.
Mr. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Mr. Temple has served as an Operating Executive/Consultant for Tailwind Capital, LLC, a New York based middle market private equity firm, since June 2011. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until

December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG’s Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple has served on the board of directors of Plains GP Holdings, L.P., the general partner of Plains All American Pipeline Company since November 2016 and has served as a member of the Plains GP Holdings, L.P. compensation committee since November 2020 and as a director of Plains All American Pipeline, L.P.’s (“PAA”) general partner from May 2009 to November 2016. He was a member of the PAA Audit Committee from 2009 to 2016. Prior public board service includes board and audit committee service for Clear Channel Outdoor Holdings from April 2011 to May 2016 and on the board and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, as part of his role with Tailwind, Mr. Temple has served on private boards including Brawler Industries, and National HME and currently serves on the boards of Loenbro, Inc. and HMT, LLC. Since March 2016 and November 2016 he has served on the boards of directors of ORCC and ORCC II, respectively, since August 2018 he has served on the board of directors of the Company, and since February 2020 and September 2020 he has served on the boards of directors of ORCC III and ORCIC, respectively. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.
We believe Mr. Temple’s broad investment management background, together with his financial and accounting knowledge, brings important and valuable skills to our board of directors.
Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D’Alelio has served as an Executive in Residence at the University of Mass., Boston — School of Management. He also is chair of the investment committee of the UMass Foundation and chair of the UMass Memorial Hospital investment committee and serves on its corporate board. He serves on the Advisory Committees of Ceres Farms. Since September 2009, he has served as director of Vermont Farmstead Cheese. Since January 2008 he has served on the board of Blackstone/GSO Long Short Credit Fund. & Blackstone/GSO Sen. Flt Rate Fund. Since March 2016 and November 2016 he has served on the boards of directors of ORCC and ORCC II, respectively, since August 2018 he has served on the board of directors of the Company, and since February 2020 and September 2020 he has served on the boards of directors of ORCC III and ORCIC, respectively. Mr. D’Alelio’s previous corporate board assignments include Archibald Candy, Doane Pet Care and Trump Entertainment Resorts. Mr. D’Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.
We believe Mr. D’Alelio’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our board of directors.
Ms. Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. During her tenure at Crescent, she also served on the Risk Management and Diversity & Inclusion committees. From October 1995 to December 2010, Ms. Weiler was a Managing Director at Trust Company of the West, a Los Angeles-based asset management firm (“TCW”). At TCW, she managed several multi-strategy credit funds from July 2006 to December 2010, and served as lead portfolio manager for TCW’s high-yield bond strategy from October 1995 to June 2006. Ms. Weiler is a member of the Cedars-Sinai Board of Governors and is actively involved in 100 Women in Finance. Ms. Weiler holds a B.S. in Economics from the Wharton School at the University of Pennsylvania. Ms. Weiler joined the boards of the Company, Owl Rock Capital Corporation, Owl Rock Capital Corporation II, Owl Rock Capital Corporation III, and Owl Rock Core Income Corp in 2021.

The Company believes Ms. Weiler’s broad investment management background, together with her financial and accounting knowledge, brings important and valuable skills to the Board.
Interested Director
Mr. Packer is a Co-Founder of Owl Rock Capital Partners, the President and Chief Executive Officer of each of the Owl Rock BDCs, the Co-Chief Investment Officer of each of the Owl Rock Advisers, and is a member of the Investment Committees of each of the Owl Rock BDCs. Mr. Packer is also a Co-Founder and Senior Managing Director of Blue Owl, a member of Blue Owl’s Executive Committee and a member of Blue Owl’s board of directors. In addition, Mr. Packer has served on the boards of directors of ORCC and ORCC II since March 2016 and November 2016, respectively, on the board of directors of the Company since August 2018, and on the boards of directors of ORCC III and ORCIC since February 2020 and September 2020, respectively. Prior to co-founding Owl Rock, Mr. Packer was Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co., where he served on the Firmwide Capital Committee, Investment Banking Division (“IBD”) Operating Committee, IBD Client and Business Standards Committee and the IBD Risk Committee. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs, Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette. Mr. Packer serves as Treasurer and member of the Board of Trustees of Greenwich Academy and co-Chair on the Honorary Board of Directors of Kids in Crisis, a nonprofit organization that serves children in Connecticut, and on the Advisory Board for the McIntire School of Commerce, University of Virginia. Mr. Packer earned a B.S. from the University of Virginia and an M.B.A. from Harvard Business School.
We believe Mr. Packer’s depth of experience in corporate finance, capital markets and financial services gives our Board valuable industry-specific knowledge and expertise on these and other matters, and his history with us and our Adviser provide an important skillset and knowledge base to our Board.
Executive Officers Who Are Not Directors
Name	Age	Position	Officer Since
Alan Kirshenbaum	49	Chief Operating Officer and Chief Financial Officer	2018
Karen Hager	48	Chief Compliance Officer	2018
Bryan Cole	36	Controller, Chief Accounting Officer	2018
Alexis Maged	55	Vice President	2018
Neena Reddy	42	Vice President, Secretary	2019
The address for each of our executive officers is c/o Owl Rock Technology Finance Corp., 399 Park Avenue, 38th floor, New York, NY 10022.
Mr. Kirshenbaum is Chief Financial Officer of Blue Owl, and also serves as the Chief Operating Officer for ORCC, ORCC II, ORCC III and the Company, and as Chief Financial Officer and Treasurer of the Owl Rock Advisers, ORCC and the Company. Mr. Kirshenbaum served on the boards of ORCC and ORCC II from 2015-2021, on the board of the Company from 2018-2021 and on the boards of ORCC III and ORCIC from 2020-2021. Prior to Owl Rock, Mr. Kirshenbaum was Chief Financial Officer of Sixth Street Specialty Lending (fka TPG Specialty Lending, Inc.), a BDC traded on the NYSE (TSLX). Mr. Kirshenbaum was responsible for building and overseeing TSLX’s finance, treasury, accounting and operations functions from August 2011 through October 2015, including during its initial public offering in March 2014. From 2011 to 2013, Mr. Kirshenbaum also was Chief Financial Officer of TPG Special Situations Partners. From 2007 to 2011, Mr. Kirshenbaum was the Chief Financial Officer of Natsource, a private investment firm and, prior to that, Managing Director, Chief Operating Officer and Chief Financial Officer of MainStay Investments. Mr. Kirshenbaum joined Bear Stearns Asset Management (“BSAM”) in 1999 and was BSAM’s Chief Financial Officer from 2003 to 2006. Before joining BSAM, Mr. Kirshenbaum worked in public accounting at KPMG and J.H. Cohn. Mr. Kirshenbaum is actively involved in a variety of non-profit organizations including the Boy Scouts of America and as trustee for the Jewish Federation of Greater

MetroWest NJ. Mr. Kirshenbaum also is a member of the Rutgers University Dean’s Cabinet. Mr. Kirshenbaum received a B.S. from Rutgers University and an M.B.A. from New York University Stern School of Business.
Ms. Hager is a Managing Director of Blue Owl and also serves as the Chief Compliance Officer of Blue Owl, each of the Owl Rock Advisers and each of the Owl Rock BDCs. Prior to joining Owl Rock in March 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Prior to joining Dominick & Dominick Advisors LLC, Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the SEC. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.
Mr. Cole is a Managing Director in the Owl Rock division of Blue Owl and serves as the Chief Accounting Officer each of the Owl Rock BDCs, and as Chief Financial Officer and Treasurer of ORCC II, ORCC III and ORCIC. Prior to joining Owl Rock in January 2016, Mr. Cole was Assistant Controller of Business Development Corporation of America, a non-traded BDC, where he was responsible for overseeing the finance, accounting, financial reporting, operations and internal controls functions. Preceding that role, Mr. Cole worked within the Financial Services  —  Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Cole received a B.S. in Accounting from Fordham University and is a licensed Certified Public Accountant in New York.
Mr. Maged is a Managing Director in the Owl Rock division of Blue Owl and also serves as the Head of Credit for each of the Owl Rock Advisers and as Vice President of each of the Owl Rock BDCs and is a member of the Investment Committee of each of the Owl Rock BDCs. Prior to joining Owl Rock in 2016, Mr. Maged was Chief Financial Officer of Barkbox, Inc., a New York-based provider of pet-themed products and technology, from 2014 to 2015. Prior to that, Mr. Maged was a Managing Director with Goldman Sachs & Co. from 2007 until 2014. At Goldman Sachs & Co., Mr. Maged held several leadership positions, including Chief Operating Officer of the investment bank’s Global Credit Finance businesses, Co-Chair of the Credit Markets Capital Committee and a member of the Firmwide Capital Committee. Prior to assuming that role in 2011, Mr. Maged served as Chief Underwriting Officer for the Americas and oversaw the U.S. Bank Debt Portfolio Group and US Loan Negotiation Group. From mid-2007 to the end of 2008, Mr. Maged was Head of Bridge Finance Capital Markets in the Americas Financing Group’s Leveraged Finance Group, where he coordinated the firm’s High Yield Bridge Lending and Syndication business. Prior to joining Goldman, Sachs & Co, Mr. Maged was Head of the Bridge Finance Group at Credit Suisse and also worked in the Loan Capital Markets Group at Donaldson, Lufkin and Jenrette. Upon DLJ’s merger with Credit Suisse in 2000, Mr. Maged joined Credit Suisse’s Syndicated Loan Group and, in 2003, founded its Bridge Finance Group. Earlier in his career, Mr. Maged was a member of the West Coast Sponsor Coverage Group at Citigroup and the Derivatives Group at Republic National Bank, as well as a founding member of the Loan Syndication Group at Swiss Bank Corporation. Mr. Maged received a B.A. from Vassar College and an M.B.A. from New York University Stern School of Business.
Ms. Reddy is a Managing Director, General Counsel and Secretary of Blue Owl, General Counsel and Chief Legal Officer of each of the Owl Rock Advisers, and serves as Vice President and Secretary of each of the Owl Rock BDCs. Prior to joining Owl Rock in June 2019, Ms. Reddy was counsel at Goldman Sachs Asset Management, where she was responsible for direct alternative products, including private credit. Previously, Ms. Reddy was an attorney at Boies Schiller Flexner LLP and Debevoise & Plimpton LLP. Ms. Reddy received a B.A. in English from Georgetown University and a J.D. from New York University School of Law. Prior to becoming an attorney, Ms. Reddy was a financial analyst at Goldman, Sachs & Co.
Communications with Directors
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Owl Rock Technology Finance Corp., 399 Park Avenue, 38th floor, New York, NY 10022, Attention: Chief Compliance Officer.

Board Committees
Audit Committee
In accordance with its written charter adopted by the Board, the Audit Committee:
(a)   assists the Board’s oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Company’s compliance with legal and regulatory requirements and the performance of the Company’s independent registered public accounting firm;
(b)   prepares an Audit Committee report, if required by the SEC, to be included in the Company’s annual proxy statement;
(c)   oversees the scope of the annual audit of the Company’s financial statements, the quality and objectivity of the Company’s financial statements, accounting and financial reporting policies and internal controls;
(d)   determines the selection, appointment, retention and termination of the Company’s independent registered public accounting firm, as well as approving the compensation thereof;
(e)   pre-approves all audit and non-audit services provided to the Company and certain other persons by such independent registered public accounting firm; and
(f)   acts as a liaison between the Company’s independent registered public accounting firm and the Board.
The Audit Committee had eight formal meetings in 2020.
The Board has determined that each of Brian Finn and Christopher M. Temple is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act, and otherwise satisfies the sophistication requirements of NYSE Rule 303A.07.
Each member of the Audit Committee simultaneously serves on the audit committees of three or more public companies, and the Board has determined that each member’s simultaneous service on the audit committees of other public companies does not impair such member’s ability to effectively serve on the Audit Committee.
Nominating and Corporate Governance Committee
In accordance with its written charter adopted by the Board, the Nominating Committee and Corporate Governance Committee:
(a)   recommends to the Board persons to be nominated by the Board for election at the Company’s meetings of the Company’s shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings;
(b)   makes recommendations with regard to the tenure of the directors;
(c)   is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and
(d)   recommends to the Board the compensation to be paid to the independent directors of the Board.
The Nominating Committee will consider for nomination to the Board candidates submitted by the Company’s shareholders or from other sources it deems appropriate.
The Nominating and Corporate Governance Committee had three formal meeting in 2020. Each member of the Nominating and Corporate Governance Committee (during the period for which he has been a member of the committee) who served on such committee during the 2020 fiscal year attended all of the meetings held during 2020.

Director Nominations
Nomination for election as a director may be made by, or at the direction of, the Nominating Committee or by shareholders in compliance with the procedures set forth in the Company’s bylaws.
Shareholder proposals or director nominations to be presented at the annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in the Company’s bylaws. These requirements are separate from the requirements discussed below to have the shareholder nomination or other proposal included in the Company’s proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
The Company’s bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, and not later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
In evaluating director nominees, the Nominating Committee and Corporate Governance Committee considers, among others, the following factors:
•
whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

•
whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•
whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board Committee member;

•
whether the individual has the capacity and desire to represent the balanced, best interests of the shareholder as a whole and not a special interest group or constituency; and

•
whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.
Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee also may consider other factors as they may deem are in the best interests of the Company and its shareholders. The Board also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.
The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating Corporate Governance Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third-party search firm, if necessary.
The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its shareholders.
Compensation and Insider Participation
Compensation
Director
No compensation is expected to be paid to the Company’s directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. The Company’s directors who do not also serve in an executive officer capacity for the Company or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson. These directors are Edward D’Alelio, Christopher M. Temple, Eric Kaye, Melissa Weiler and Brian Finn. The Company pays each independent director the following amounts for serving as a director:
		Annual Committee Chair Cash Retainer
Annual Cash Retainer	Board Meeting Fee	Chair of the Board	Audit	Nominating	Committee Meeting Fee
$150,000	$2,500	$25,000	$15,000	$5,000	$1,000
We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting not held concurrently with a Board meeting.
The table below sets forth the compensation received by each director from the Company for service during the fiscal year ended December 31, 2020:
Net Asset Value	Fees Earned and Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex
Edward D’Alelio	$226,500	$226,500	$963,540
Christopher M. Temple	$214,000	$214,000	$917,224
Eric Kaye	$206,500	$206,500	$895,907
Brian Finn	$198,000	$198,000	$843,249
Compensation of Executive Officers
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement, as applicable. Our day-to-day investment and administrative operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates.

None of our executive officers will receive direct compensation from us. We will reimburse the Adviser the allocable portion of the compensation paid by the Adviser (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). The members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.
Portfolio Managers
The management of the Company’s investment portfolio is the responsibility of the Adviser’s Investment Committee. The Company considers these individuals to be its portfolio managers. The members of the Investment Committee function as portfolio manager with the most significant responsibility for the day-to-day management of our portfolio. Each member of the Investment Committee is responsible for determining whether to make prospective investments and monitoring the performance of the investment portfolio. The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged. The Investment Committee meets regularly to consider the Company’s investments, direct its strategic initiatives and supervise the actions taken by the Adviser on its behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments and monitors the performance of the investment portfolio. Each investment opportunity requires the unanimous approval of the Investment Committee. Follow-on investments in existing portfolio companies may require the Investment Committee’s approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Investment Committee. The compensation packages of certain Investment Committee members from the Adviser include various combinations of discretionary bonuses and variable incentive compensation based primarily on performance for services provided.
The Investment Team is led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and the Investment Committee. The Investment Team, under the Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures the Company’s investments and monitors the Company’s portfolio companies on an ongoing basis.
None of the Adviser’s investment professionals receive any direct compensation from the Company in connection with the management of the Company’s portfolio. Certain members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.
The members of the Investment Team perform a similar role for Owl Rock Capital Corporation, which is traded on the New York Stock Exchange under the symbol “ORCC,” Owl Rock Capital Corporation II, Owl Rock Capital Corporation III and Owl Rock Core Income Corp., from which the Adviser and its affiliates may receive incentive fees. See “Certain Relationships and Related Party Transactions” for a description of the Owl Rock Advisers’ investment allocation policy governing allocations of investments among us and other investment vehicles with similar or overlapping strategies, as well as a description of certain other relationships between us and the Adviser. See “Prospectus Summary — Conflicts of Interest” and “Risk Factors — Risks Related to Our Adviser and its Affiliates” for a discussion of potential conflicts of interests.

The members of the Investment Committee function as portfolio managers with the most significant responsibility for the day-to-day management of our portfolio. The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, Alexis Maged, Erik Bissonnette and Pravin Vazirani. Information regarding the Investment Committee, is as follows:
Name	Year of Birth
Douglas I. Ostrover	1962
Marc S. Lipschultz	1969
Craig W. Packer	1966
Alexis Maged	1965
Erik Bissonnette	1979
Pravin Vazirani	1973
In addition to managing our investments, as December 31, 2020, our portfolio managers also managed investments on behalf of the following entities:
Name	Entity	Investment Focus	Gross Assets ($ in millions)
Owl Rock Capital Corporation	Business development company	U.S. middle-market lending	$11,304.4
Owl Rock Capital Corporation II	Business development company	U.S. middle-market lending	$2,199.7
Owl Rock Capital Corporation III	Business development company	U.S. middle-market lending	$515.8
Owl Rock Core Income Corp	Business development company	U.S. middle-market lending	$22.6
As of December 31, 2020, our portfolio managers also managed 5 private funds (the “Owl Rock Private Funds” and together with the Owl Rock BDCs, the “Owl Rock Clients”) with a total of approximately $2.5 billion in gross assets.
The management and incentive fees payable by the Owl Rock Clients are based on the gross assets and performance of each Owl Rock Client.
Biographical information regarding the members of the Investment Committee, who are not directors or executive officers of the Company is as follows:
Douglas Ostrover
Mr. Ostrover is a Co-Founder of Owl Rock Capital Partners, serves as Chief Executive Officer and Co-Chief Investment Officer of the Owl Rock Advisers, and is a member of the Investment Committee of each of the Owl Rock BDCs. Mr. Ostrover is also a Co-Founder and Chief Executive Officer of Blue Owl, a member of Blue Owl’s Executive Committee, and a director of Blue Owl. In addition, Mr. Ostrover served on the boards of ORCC and ORCC II from 2016-2021, on the board of the Company from 2018-2021 and on the boards of ORCC III and ORCIC from 2020-2021. Mr. Ostrover has served on the board of Jaws Acquisition Corp. Prior to co-founding Owl Rock, Mr. Ostrover was one of the founders of GSO Capital Partners (GSO), Blackstone’s alternative credit platform, and a Senior Managing Director at Blackstone until June 2015. Prior to co-founding GSO in 2005, Mr. Ostrover was a Managing Director and Chairman of the Leveraged Finance Group of Credit Suisse First Boston (CSFB). Prior to his role as Chairman, Mr. Ostrover was Global Co-Head of CSFB’s Leveraged Finance Group, during which time he was responsible for all of CSFB’s origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover was a member of CSFB’s Management Council and the Fixed Income Operating Committee. Mr. Ostrover joined CSFB in November 2000 when CSFB acquired Donaldson, Lufkin & Jenrette (“DLJ”), where he was a Managing Director in charge of High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ’s high yield team since he joined the firm in 1992. Mr. Ostrover is actively involved in non-profit organizations including serving on the board of directors of the Michael J. Fox Foundation. Mr. Ostrover is also a board member of the Brunswick School. Mr. Ostrover received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from New York University Stern School of Business.
Marc S. Lipschultz
Mr. Lipschultz is a Co-Founder and Co-President of Blue Owl, Co- Founder and the President of Owl Rock Capital Partners and Co-Chief Investment Officer of each of the Owl Rock Advisers. Prior to founding Owl Rock, Mr. Lipschultz spent more than two decades at KKR, and he served on the firm’s Management Committee and as the Global Head of Energy and Infrastructure. Mr. Lipschultz has a wide range of experience in alternative investments, including leadership roles in private equity, infrastructure and direct-asset investing. Prior to joining KKR, Mr. Lipschultz was with Goldman, Sachs & Co., where he focused on mergers and acquisitions and principal investment activities. He received an A.B. with honors and distinction, Phi Beta Kappa, from Stanford University and an M.B.A. with high distinction, Baker Scholar, from Harvard Business School. Mr. Lipschultz serves on the board of the Hess Corporation, and is actively involved in a variety of non-profit organizations, serving as a trustee or board member of the American Enterprise Institute for Public Policy Research, Michael J. Fox Foundation, Mount Sinai Health System, Riverdale Country School and as the President of the board of directors of the 92nd Street Y.
Erik Bissonnette
Mr. Bissonnette is a Managing Director in the Owl Rock division of Blue Owl and is a member of the Adviser’s Investment Committee. Prior to joining Owl Rock in 2018, Mr. Bissonnette was a Managing Director and Head of Technology Leveraged Finance at Capital Source from 2009 to 2017. Preceding Capital Source, Mr. Bissonnette was an Associate at ABS Capital Partners from 2007 to 2009. Prior to that, Mr. Bissonnette was an Associate at Wachovia Securities for four years, and Analyst at Banc of America Securities from 2001 to 2003. Mr. Bissonnette received a B.A. in Economics with a double major in English from Wake Forest University.
Pravin Vazirani
Mr. Vazirani is a Managing Director in the Owl Rock division of Blue Owl and is a member of the Adviser’s Investment Committee. Prior to joining Owl Rock in 2018, Mr. Vazirani was a partner with Menlo Ventures. While at Menlo Ventures Mr. Vazirani focused on investments in the SaaS, cloud and e-commerce sectors. Mr. Vazirani’s prior investments include Carbonite (IPO: CARB); Centrality Communications (acquired by SiR F Holdings); EdgeCast Networks (acquired by Verizon); Credant Technologies (acquired by Dell); Like.com (acquired by Google); and newScale (acquired by Cisco Systems). Mr. Vazirani’s current investments and board seats include BlueVine, Pillpack, Poshmark, Signifyd, and Stance. Mr. Vazirani started his career as an engineer working at the Jet Propulsion Laboratory. Later, Mr. Vazirani worked for Pacific Communication Sciences and ADC Telecommunications as a product manager. Mr. Vazirani holds BS and MS degrees in electrical engineering from MIT, and an MBA from the Harvard University Graduate School of Business.

The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Investment Committee as of December 31, 2020 stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000. For purposes of this prospectus, the term “Fund Complex” is defined to include the Owl Rock BDCs.
Name	Dollar Range of Equity Securities in Owl Rock Technology Finance Corp.(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Douglas I. Ostrover	over $100,000(4)	over $100,000
Marc S. Lipschultz	over $100,000	over $100,000
Craig W. Packer	over $100,000(4)	over $100,000
Alexis Maged	—	over $100,000
Erik Bissonnette	over $100,000	over $100,000
Pravin Vazirani	over $100,000	over $100,000

(1)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)
The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the net asset value per share of the Company as of December 31, 2020 times the number of shares beneficially owned.

(3)
The dollar range of equity securities in the Fund Complex beneficially owned by members of the Investment Committee of the Company, if applicable, is the sum of (a) the product obtained by multiplying the closing price of Owl Rock Capital Corporation common stock on the New York Stock Exchange on December 31, 2020 by the number of shares of Owl Rock Capital Corporation beneficially owned, (b) the product obtained by multiplying the current net public offering price of Owl Rock Capital Corporation II, times the number of shares of Owl Rock Capital Corporation II beneficially owned, (c) the product obtained by multiplying the net asset value per share of Owl Rock Capital Corporation III as of December 31, 2020, by the number of shares of Owl Rock Capital Corporation III beneficially owned, (d) the product obtained by multiplying the current net offering price of Owl Rock Core Income Corp., times the number of shares of Owl Rock Core Income Corp. beneficially owned and (e) the total dollar range of equity securities in the Company beneficially owned by the Investment Committee member.

(4)
Reflects the shares held by Owl Rock FIC Tech BDC LLC. Each of Messrs. Ostrover and Packer disclaims beneficial ownership of these securities except to the extent of his respective pecuniary interest therein.

MANAGEMENT AND OTHER AGREEMENTS
Investment Advisory Agreement
The description below of the Investment Advisory Agreement is only a summary and is not necessarily complete. The description set forth below is qualified in its entirety by reference to the Investment Advisory Agreement.
Under the terms of the Investment Advisory Agreement, the Adviser is responsible for the following:
•
managing our assets in accordance with our investment objective, policies and restrictions;

•
determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•
making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;

•
monitoring our investments;

•
performing due diligence on prospective portfolio companies;

•
exercising voting rights in respect of portfolio securities and other investments for us;

•
serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies; and

•
providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.
Term
The Investment Advisory Agreement was approved by the Board on January 12, 2021, as described further below under “Business — Board Approval of the Investment Advisory Agreement.” Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors.
The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a Majority of the Outstanding Shares of our common stock. “Majority of the Outstanding Shares” means the lesser of (1) 67% or more of the outstanding shares of common stock present at a meeting, if the holders of more than 50% of the outstanding shares of common stock are present or represented by proxy or (2) a majority of outstanding shares of common stock. In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.
On December 23, 2020, Owl Rock Capital Group and Dyal announced they are merging to form Blue Owl. Blue Owl (NYSE:OWL) entered the public market via its acquisition by Altimar, a special purpose acquisition company. The Transaction resulted in a change in control of the Adviser, which was deemed an assignment of the Original Investment Advisory Agreement in accordance with the 1940 Act. As a result, the Board, after considering the Transaction and subsequent change in control, determined that upon consummation of the Transaction and subject to the approval of our shareholders, we should enter into the Investment Advisory Agreement with the Adviser on terms that are identical to the Original Investment Advisory Agreement. At a special meeting of our shareholders held on March 17, 2021, our shareholders approved our entry, upon consummation of the Transaction, into the Investment Advisory Agreement with the Adviser on terms that are identical to the Original Investment Advisory Agreement. On May 18, 2021,

we and the Adviser entered into the Investment Advisory Agreement and Administration Agreement and such agreements were effective upon consummation of the Transaction on May 19, 2021.
Compensation of Adviser
We pay the Adviser an investment advisory fee for its services under the Investment Advisory Agreement consisting of two components: a management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”). The cost of both the Management Fee and the Incentive Fee will ultimately be borne by the shareholders.
The Management Fee is payable quarterly in arrears. Prior to an Exchange Listing the Management Fee is payable at an annual rate of 0.90% of:
(i)
our average gross assets at the end of our two most recently completed calendar quarters, plus

(ii)
the average of any remaining unfunded Capital Commitments to us at the end of the two most recently completed calendar quarters;

provided, however, that no Management Fee will be charged on the value of our gross assets that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act.
Following an Exchange Listing, the Management Fee is payable at an annual rate of:
(i)
1.5% of our average gross assets that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, at the end of the two most recently completed calendar quarters payable quarterly in arrears, and

(ii)
1.00% of our average gross assets that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, at the end of the two most recently completed calendar quarters payable quarterly in arrears.

The Management Fee will be appropriately prorated and adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuances or repurchases during the relevant calendar quarters and for any partial month or quarter. For purposes of the Investment Advisory Agreement, gross assets means our total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.
The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains, each as described below. The portion of the Incentive Fee based on income is determined and paid quarterly in arrears commencing with the first calendar quarter following the Initial Closing Date, and equals (i) prior to an Exchange Listing, 100% of the pre- Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” until the Adviser has received 10% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.67% quarterly, 10% of all remaining pre- Incentive Fee net investment income for that calendar quarter, and (ii) subsequent to an Exchange Listing, 100% of the pre- Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an Incentive Fee of (i) prior to an Exchange Listing, 10% on all pre- Incentive Fee net investment income when that amount equals 1.67% in a calendar quarter (6.67% annualized), and (ii) subsequent to an Exchange Listing, 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which, in each case, is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, (i) prior to an Exchange Listing, 10% of any pre-Incentive Fee net investment income in excess of 1.67% in any calendar quarter is payable to the Adviser, and (ii) subsequent to an

Exchange Listing, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.
Pre-Incentive Fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by us during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest (“PIK”) and zero coupon securities), accrued income that we may not have received in cash. The Adviser is not obligated to return the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
To determine whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter commencing with the first calendar quarter following the Initial Closing Date. Because of the structure of the Incentive Fee, it is possible that we may pay an Incentive Fee in a calendar quarter in which we incur a loss. For example, if we receive pre-Incentive Fee net investment income in excess of the quarterly hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, because the quarterly hurdle rate is calculated based on our net assets, decreases in our net assets due to realized or unrealized capital losses in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood that we will pay an Incentive Fee for that calendar quarter. Our net investment income used to calculate this component of the Incentive Fee is also included in the amount of our gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).
The following are graphical representations of the calculation of the income-related portion of the Incentive Fee:
Quarterly Incentive Fee on
Pre-Incentive Fee Net Investment Income
Prior to an Exchange Listing
(expressed as a percentage of the value of net assets)
Quarterly Incentive Fee on
Pre-Incentive Fee Net Investment Income
Subsequent to an Exchange Listing
(expressed as a percentage of the value of net assets)
Percentage of Pre-Incentive Fee Net Investment Income
Allocated to Quarterly Incentive Fee
The second component of the Incentive Fee, the “Capital Gains Incentive Fee,” payable at the end of each calendar year in arrears, equals, (i) prior to an Exchange Listing, 10% of cumulative realized capital gains from the Initial Closing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Initial Closing Date to the end of each calendar year, and (ii) subsequent to an Exchange Listing, 17.5% of cumulative realized capital gains from the Listing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year. Each year, the fee paid for the Capital Gains Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. We will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. For the sole purpose of calculating the Capital Gains Incentive Fee, the cost basis as of the Initial Closing Date for all of our investments made prior to the Initial Closing Date will be equal to the fair market value of such investments as of the last day of the calendar quarter in which the Initial Closing Date occurs; provided, however, that in no event will the Capital Gains Fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
Examples of two-part incentive fee
Example 1: Income Related Portion of Incentive Fee(1),(2):
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.50%
Hurdle rate(3) = 1.50%
Management fee(4) = 0.23%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(5) = 0.20%
Pre-Incentive Fee net investment income
(investment income — (management fee + other expenses)) = 1.07%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no Incentive Fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.10%
Hurdle rate(3) = 1.50%
Management fee(4) = 0.23%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(5) = 0.20%
Pre-Incentive Fee net investment income
(investment income — (management fee + other expenses)) = 1.67%
Incentive Fee = 100% × pre-Incentive Fee net investment income, subject to the “catch-up”(6)
= 100% × (1.67% — 1.5%)
= 0.17%
Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.50%
Hurdle rate(3) = 1.50%
Management fee(4) = 0.23%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(5) = 0.20%
Pre-Incentive Fee net investment income
(investment income — (management fee + other expenses)) = 3.07%
Incentive Fee = 10% × pre-Incentive Fee net investment income, subject to “catch-up”(6)

Incentive Fee = 100% × “catch-up” + (10% × (pre-Incentive Fee net investment income — 1.67%))
Catch-up = 1.67% — 1.5% = 0.17%
Incentive Fee = (100% × 0.17%) + (10% × (3.07% — 1.67%))
= 0.17% + (10% × 1.40%)
= 0.17% + 0.14%
= 0.31%

(1)
This example assumes that an Exchange Listing has not occurred.

(2)
The hypothetical amount of pre-Incentive Fee net investment income shown is based on a percentage of total net assets.

(3)
Represents 6.0% annualized hurdle rate.

(4)
Represents 1.00% annualized management fee.

(5)
Excludes organizational and offering expenses.

(6)
The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 10% on all of the Company’s pre-Incentive Fee net investment income as if a hurdle rate did not apply. The “catch-up” portion of the Company’s pre-Incentive Fee net investment income is the portion that exceeds the 1.5% hurdle rate but is less than or equal to 1.67% in any quarter.

Example 2: Income Related Portion of Incentive Fee(1),(2):
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.50%
Hurdle rate(3) = 1.50%
Management fee(4) = 0.38%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(5) = 0.20%
Pre-Incentive Fee net investment income
(investment income — (management fee + other expenses)) = 0.92%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no Incentive Fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.10%
Hurdle rate(3) = 1.50%
Management fee(4) = 0.38%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(5) = 0.20%
Pre-Incentive Fee net investment income
(investment income — (management fee + other expenses)) = 1.52%
Incentive Fee = 100% × pre-Incentive Fee net investment income, subject to the “catch-up”(6)
= 100% × (1.52% — 1.50%)
= 0.02%
Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.50%
Hurdle rate(3) = 1.50%
Management fee(4) = 0.38%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(5) = 0.20%
Pre-Incentive Fee net investment income

(investment income — (management fee + other expenses)) = 2.93%
Incentive Fee = 17.50% × pre-Incentive Fee net investment income, subject to “catch-up”(6)
Incentive Fee = 100% × “catch-up” + (17.50% × (pre-Incentive Fee net investment income — 1.82%))
Catch-up = 1.82% — 1.50% = 0.32%
Incentive Fee = (100% × 0.32%) + (17.50% × (2.92% — 1.82%))
= 0.32% + (17.50% × 1.10%)
= 0.32% + 0.19%
= 0.51%

(1)
This example assumes that an Exchange Listing has occurred.

(2)
The hypothetical amount of pre-Incentive Fee net investment income shown is based on a percentage of total net assets.

(3)
Represents 6.0% annualized hurdle rate.

(4)
Represents 1.50% annualized management fee.

(5)
Excludes organizational and offering expenses.

(6)
The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 17.50% on all of the Company’s pre-Incentive Fee net investment income as if a hurdle rate did not apply. The “catch-up” portion of the Company’s pre-Incentive Fee net investment income is the portion that exceeds the 1.5% hurdle rate but is less than or equal to 1.82% in any quarter.

Example 3: Capital Gains Portion of Incentive Fee (Before an Exchange Listing):
Assumptions
•
Year 1:   The Listing Date has not occurred prior to the first day of the first calendar quarter. Prior to the last day of the first calendar quarter the Company has made an investment in Company A (“Investment A”), an investment in Company B (“Investment B”), an investment in Company C (“Investment C”), an investment in Company D (“Investment D”) and an investment in Company E (“Investment E”). On the last day of the first calendar quarter the fair market value (“FMV”) of each of Investment A, Investment B, Investment C, Investment D and Investment E is $10 million. For purposes of calculating the Capital Gains Incentive Fee, the cost basis of each of Investment A, Investment B, Investment C, Investment D and Investment E is considered to be its FMV as of the last day of the first calendar quarter; provided, however, that in no event will the Capital Gains Incentive Fee payable pursuant hereto be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended, including Section 205 thereof.

•
Year 2:   Investment A sold for $20 million, fair market value (“FMV”) of Investment B determined to be $8 million, FMV of Investment C determined to be $12 million, and FMV of Investments D and E each determined to be $10 million.

•
Year 3:   FMV of Investment of B determined to be $8 million, FMV of Investment C determined to be $14 million, FMV of Investment D determined to be $14 million and FMV of Investment E determined to be $16 million.

•
Year 4:   $10 million investment made in Company F (“Investment F”), Investment D sold for $12 million, FMV of Investment B determined to be $10 million, FMV of Investment C determined to be $16 million and FMV of Investment E determined to be $14 million.

•
Year 5:   Investment C sold for $20 million, FMV of Investment B determined to be $14 million, FMV of Investment E determined to be $10 million and FMV of Investment F determined to $12 million.

•
Year 6:   Investment B sold for $16 million, FMV of Investment E determined to be $8 million and FMV of Investment F determined to be $15 million.

•
Year 7:   Investment E sold for $8 million and FMV of Investment F determined to be $17 million.

•
Year 8:   Investment F sold for $18 million.

These assumptions are summarized in the following chart:
	Investment A	Investment B	Investment C	Investment D	Investment E	Investment F	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains
Year 1	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	—	—	—	—
Year 2	$20 million (sale price)	$8 million FMV	$12 million FMV	$10 million FMV	$10 million FMV	—	$2 million	—	$10 million
Year 3	—	$8 million FMV	$14 million FMV	$14 million FMV	$16 million FMV	—	$2 million	—	$10 million
Year 4	—	$10 million FMV	$16 million FMV	$12 million (sale price)	$14 million FMV	$10 million (cost basis)	—	—	$12 million
Year 5	—	$14 million FMV	$20 million (sale price)	—	$10 million FMV	$12 million FMV	—	—	$22 million
Year 6	—	$16 million (sale price)	—	—	$8 million FMV	$15 million FMV	$2 million	—	$28 million
Year 7	—	—	—	—	$8 million (sale price)	$17 million FMV	—	$2 million	$28 million
Year 8	—	—	—	—	—	$18 million (sale price)	—	$2 million	$36 million
Before an Exchange Listing, the capital gains portion of the Incentive Fee would be:
•
Year 1: None

•
Year 2:

Capital Gains Incentive Fee = 10% multiplied by ($10 million realized capital gains on sale of Investment A less $2 million cumulative capital depreciation) = $0.8 million
•
Year 3:

Capital Gains Incentive Fee = 10% multiplied by ($10 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $1.6 million cumulative Capital Gains Incentive Fee previously paid = $1.6 million less $1.6 million = $0.00
•
Year 4:

Capital Gains Incentive Fee = (10% multiplied by ($12 million cumulative realized capital gains)) less $1.6 million cumulative Capital Incentive Gains Fee previously paid = $2.4 million less $1.6 million = $0.4 million
•
Year 5:

Capital Gains Incentive Fee = (10% multiplied by ($22 million cumulative realized capital gains)) less $2.4 million cumulative Capital Gains Incentive Fee previously paid = $4.4 million less $2.4 million = $1.00 million
•
Year 6:

Capital Gains Incentive Fee = (10% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $4.4 million cumulative Capital Gains Incentive Fee previously paid = $5.2 million less $4.4 million = $0.40 million
•
Year 7:

Capital Gains Incentive Fee = (10% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $5.2 million cumulative Capital Gains Incentive Fee previously paid = $5.2 million less $5.2 million = $0.00

•
Year 8:

Capital Gains Incentive Fee = (10% multiplied by ($36 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $5.2 million cumulative Capital Gains Incentive Fee previously paid = $6.8 million less $5.2 million = $0.8 million
Example 4: Capital Gains Portion of Incentive Fee (After an Exchange Listing):
Assumptions
•
Year 1:   The Listing Date is the last day of the first calendar quarter. Prior to the last day of the first calendar quarter the Company has made an investment in Company A (“Investment A”), an investment in Company B (“Investment B”), an investment in Company C (“Investment C”), an investment in Company D (“Investment D”) and an investment in Company E (“Investment E”). On the last day of the first calendar quarter the fair market value (“FMV”) of each of Investment A, Investment B, Investment C, Investment D and Investment E is $10 million. For purposes of calculating the Capital Gains Incentive Fee, the cost basis of each of Investment A, Investment B, Investment C, Investment D and Investment E is considered to be its FMV as of the last day of the first calendar quarter; provided, however, that in no event will the Capital Gains Incentive Fee payable pursuant hereto be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended, including Section 205 thereof.

•
Year 2:   Investment A sold for $20 million, fair market value (“FMV”) of Investment B determined to be $8 million, FMV of Investment C determined to be $12 million, and FMV of Investments D and E each determined to be $10 million.

•
Year 3:   FMV of Investment of B determined to be $8 million, FMV of Investment C determined to be $14 million, FMV of Investment D determined to be $14 million and FMV of Investment E determined to be $16 million.

•
Year 4:   $10 million investment made in Company F (“Investment F”), Investment D sold for $12 million, FMV of Investment B determined to be $10 million, FMV of Investment C determined to be $16 million and FMV of Investment E determined to be $14 million.

•
Year 5:   Investment C sold for $20 million, FMV of Investment B determined to be $14 million, FMV of Investment E determined to be $10 million and FMV of Investment F determined to $12 million.

•
Year 6:   Investment B sold for $16 million, FMV of Investment E determined to be $8 million and FMV of Investment F determined to be $15 million.

•
Year 7:   Investment E sold for $8 million and FMV of Investment F determined to be $17 million.

•
Year 8:   Investment F sold for $18 million.

These assumptions are summarized in the following chart:
	Investment A	Investment B	Investment C	Investment D	Investment E	Investment F	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains
Year 1	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	—	—	—	—
Year 2	$20 million (sale price)	$8 million FMV	$12 million FMV	$10 million FMV	$10 million FMV	—	$2 million	—	$10 million
Year 3	—	$8 million FMV	$14 million FMV	$14 million FMV	$16 million FMV	—	$2 million	—	$10 million
Year 4	—	$10 million FMV	$16 million FMV	$12 million (sale price)	$14 million FMV	$10 million (cost basis)	—	—	$12 million
Year 5	—	$14 million FMV	$20 million (sale price)	—	$10 million FMV	$12 million FMV	—	—	$22 million

	Investment A	Investment B	Investment C	Investment D	Investment E	Investment F	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains
Year 6	—	$16 million (sale price)	—	—	$8 million FMV	$15 million FMV	$2 million	—	$28 million
Year 7	—	—	—	—	$8 million (sale price)	$17 million FMV	—	$2 million	$28 million
Year 8	—	—	—	—	—	$18 million (sale price)	—	$2 million	$36 million
After an Exchange Listing, the capital gains portion of the Incentive Fee would be:
•
Year 1: None

•
Year 2:

Capital Gains Incentive Fee = 17.50% multiplied by ($10 million realized capital gains on sale of Investment A less $2 million cumulative capital depreciation) = $1.4 million
•
Year 3:

Capital Gains Incentive Fee = 17.50% multiplied by ($10 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $1.6 million cumulative Capital Gains Incentive Fee previously paid = $1.6 million less $1.6 million = $0.00
•
Year 4:

Capital Gains Incentive Fee = (17.50% multiplied by ($12 million cumulative realized capital gains)) less $1.6 million cumulative Capital Incentive Gains Fee previously paid = $2.4 million less $1.6 million = $0.7 million
•
Year 5:

Capital Gains Incentive Fee = (17.50% multiplied by ($22 million cumulative realized capital gains)) less $2.4 million cumulative Capital Gains Incentive Fee previously paid = $4.4 million less $2.4 million = $1.75 million
•
Year 6:

Capital Gains Incentive Fee = (17.50% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $4.4 million cumulative Capital Gains Incentive Fee previously paid = $5.2 million less $4.4 million = $0.70 million
•
Year 7:

Capital Gains Incentive Fee = (17.50% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $5.2 million cumulative Capital Gains Incentive Fee previously paid = $5.2 million less $5.2 million = $0.00
•
Year 8:

Capital Gains Incentive Fee = (17.50% multiplied by ($36 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $5.2 million cumulative Capital Gains Incentive Fee previously paid = $6.8 million less $5.2 million = $1.4 million
Limitations of Liability and Indemnification
The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member, are not liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the 1940 Act, as amended, concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).
We will indemnify the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. However, the Indemnified Parties shall not be entitled to indemnification in respect of, any liability to us or our shareholders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement.
Board Approval of the Investment Advisory Agreement
On January 12, 2021, the Board held a meeting to consider and approve the continuation of the Original Investment Advisory Agreement and, subject to the consummation of the Transaction and the approval of the Company’s shareholders, the Investment Advisory Agreement, as well as related matters. At a special meeting of the Company’s shareholders held on March 17, 2021, the Company’s shareholders approved the Company’s entry, upon consummation of the Transaction, into the Investment Advisory Agreement on terms that are identical to the Original Investment Advisory Agreement. The Board was provided information it required to consider the Investment Advisory Agreement, including: (a) the nature, quality and extent of the advisory and other services to be provided to us by the Adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs, which could include employees of the Adviser or its affiliates; (d) any existing and potential sources of indirect income to the Adviser from its relationship with us and the profitability of that relationship; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of the Adviser and its affiliates; and (g) the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services provided and approved the Investment Advisory Agreement as being in the best interests of our shareholders.
Administration Agreement
The description below of the Administration Agreement is only a summary and is not necessarily complete. The description set forth below is qualified in its entirety by reference to the Administration Agreement.
Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, administrative services for us, which includes, but is not limited to, providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, managing the payment of expenses and the performance of administrative and professional services rendered by others, which could include employees of the Adviser or its affiliates. We will reimburse the Adviser for services performed for us pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for us by such affiliate or third party.
The Administration Agreement was approved by the Board on January 12, 2021. Unless earlier terminated as described below, the Administration Agreement will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors. We may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a Majority of the Outstanding Shares. In addition, the Adviser may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. To the extent that the Adviser outsources any of its functions we will pay the fees associated with such functions without profit to the Adviser.
The Administration Agreement provides that the Adviser and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Administration Agreement.
Payment of Our Expenses under the Investment Advisory and Administration Agreements
Except as specifically provided below, we anticipate that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. In addition, the Adviser shall be solely responsible for any placement or “finder’s” fees payable to placement agents engaged by the Company or its affiliates in connection with the offering of securities by the Company. We will bear our allocable portion of the costs of the compensation, benefits and related administrative expenses (including travel expenses) of our officers who provide operational and administrative services, their respective staffs and other professionals who provide services to us (including, in each case, employees of the Adviser or an affiliate) who assist with the preparation, coordination, and administration of the foregoing or provide other “back office” or “middle office” financial or operational services to us. We shall reimburse the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser (or its affiliates) to such individuals (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs, in acting on our behalf and as otherwise set forth in the Administrative Agreement). We also will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including Management Fees and Incentive Fees, to the Adviser, pursuant to the Investment Advisory Agreement and the Administrative Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Investment Advisory Agreement and (iii) all other costs and expenses of our operations and transactions including, without limitation, those relating to:
•
the cost of our organization and any offerings;

•
the cost of calculating our net asset value, including the cost of any third-party valuation services;

•
the cost of effecting any sales and repurchases of the common stock and other securities;

•
fees and expenses payable under any dealer manager agreements, if any;

•
debt service and other costs of borrowings or other financing arrangements;

•
costs of hedging;

•
expenses, including travel expense, incurred by the Adviser, or members of the Investment Team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;

•
escrow agent, transfer agent and custodial fees and expenses;

•
fees and expenses associated with marketing efforts;

•
federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;

•
federal, state and local taxes;

•
independent directors’ fees and expenses, including certain travel expenses;

•
costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing;

•
the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs);

•
the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters;

•
commissions and other compensation payable to brokers or dealers;

•
research and market data;

•
fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•
direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•
fees and expenses associated with independent audits, outside legal and consulting costs;

•
costs of winding up;

•
costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

•
extraordinary expenses (such as litigation or indemnification); and

•
costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

We expect, but cannot ensure, that our general and administrative expenses will increase in dollar terms during periods of asset growth, but will decline as a percentage of total assets during such periods.
Placement Agent Agreement and Dealer Manager Agreement
On August 10, 2018, we entered into a placement agent agreement (the “Placement Agent Agreement”) with Owl Rock Capital Securities LLC (currently, Blue Owl Securities LLC (“Blue Owl”)) pursuant to which employees of Blue Owl Securities may conduct placement activities in connection with our Private Offerings. On November 6, 2018 we entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities pursuant to which Blue Owl Securities and certain participating broker-dealers will solicit Capital Commitments. Blue Owl Securities is an affiliate of the Adviser and is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority. Fees paid pursuant to these agreements will be paid by our Adviser.
The Placement Agent Agreement may be terminated by either party thereto upon 30 days written notice to the other party. The Dealer Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our directors who are not “interested persons”, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of our distribution plan or the Dealer Manager Agreement or by vote of a Majority of the Outstanding Shares, on not more than 60 days’ written notice to Blue Owl Securities and the Adviser.
Affiliated Transactions
We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. We rely on exemptive relief, that has been granted by the SEC to ORCA and certain of its affiliates, to co-invest with other funds managed by the Adviser or its affiliates, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally expect to be permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the independent members of the Board of Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which its affiliates are investing. In addition, pursuant to an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs, through December 31, 2020, we were permitted, subject to the satisfaction of certain conditions, to complete follow-on investments in our existing portfolio companies with certain private funds managed by our Adviser or its affiliates and covered by our exemptive relief, even if such private funds have not previously invested in such existing portfolio company. Without this order, private funds would generally not be able to participate in such follow-on investments with the Company unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with the Company. Although the conditional exemptive order has expired, the SEC’s Division of Investment Management has indicated that until March 31, 2022, it will not recommend enforcement action, to the extent that any BDC with an existing co-investment order continues to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein. The Owl Rock Advisers’ investment allocation policy seeks to ensure equitable allocation of investment opportunities over time between the Owl Rock Clients. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolios of the other Owl Rock Clients and/or other funds established by the Owl Rock Advisers that could avail themselves of the exemptive relief.
License Agreement
On August 10, 2018, we entered into a license agreement (the “License Agreement”) pursuant to which an affiliate of Owl Rock Capital Partners has granted the Company a non-exclusive license to use the name “Owl Rock.” Under the License Agreement, the Company has a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, we will have no legal right to the “Owl Rock” name or logo.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
Transactions with Related Persons
We have entered into both the Investment Advisory Agreement and the Administration Agreement with the Adviser. Pursuant to the Investment Advisory Agreement, we will pay the Adviser a base management fee and an incentive fee. See “Management and Other Agreements and Fees — Investment Advisory Agreement” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.
Our executive officers, certain of our directors and certain other finance professionals of the Adviser also serve as executives of the Owl Rock Advisers and officers and directors of the Company and certain professionals of Blue Owl and the Adviser are officers of Blue Owl Securities LLC. In addition, our executive officers and directors and the members of the Adviser and members of its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do (including the Owl Rock Advisers) including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by our affiliates which may have investment objective similar to our investment objective. At time we may compete with these other entities managed by the other Owl Rock Advisers, including the Owl Rock Clients, for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by the Owl Rock Clients. This can create a potential conflict when allocating investment opportunities among us and such other Owl Rock Clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.
Allocation of Investment Opportunities
The Owl Rock Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Owl Rock Advisers intend to allocate common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Owl Rock Advisers and the Investment Advisory Agreement.
The Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Owl Rock Advisers’ allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Owl Rock Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Owl Rock Advisers’ investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

The Owl Rock Advisers’ investment allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its or its affiliates’ similar fiduciary obligations to other clients, including the Owl Rock Clients; however, there can be no assurance that the Owl Rock Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Owl Rock Advisers’ allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including the Owl Rock Clients. In making this assessment, the Owl Rock Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Owl Rock Advisers may afford prior decisions precedential value.
Pursuant to the Owl Rock Advisers’ investment allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Owl Rock Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Owl Rock Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.
Exemptive Relief
We rely on exemptive relief, that has been granted by the SEC to ORCA and certain of its affiliates, to co-invest with other funds managed by the Adviser or its affiliates, including the Existing BDCs, which are BDCs advised by investment advisers that are subsidiaries of Owl Rock Capital Partners and affiliates of the Adviser, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally expect to be permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the independent members of the Board of Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which its affiliates are investing. We may also rely on an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs, pursuant to which, through December 31, 2020, we were permitted, subject to the satisfaction of certain conditions, to complete follow-on investments in our existing portfolio companies with certain private funds managed by the Adviser or its affiliates and covered by our exemptive relief, even if such private funds have not previously invested in such existing portfolio company. Although the conditional exemptive order has expired, the SEC's Division of Investment Management has indicated that until March 31, 2022, it will not recommend enforcement action, to the extent that any BDC with an existing co-investment order continues to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein. Without this order, private funds would generally not be able to participate in such follow-on investments with us unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with us. The investment allocation policy of the Owl Rock Advisers’ incorporates the conditions of the exemptive relief and seeks to ensure equitable allocation of investment opportunities over time between the Company and other funds managed by the Adviser or its affiliates. As a result of exemptive relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of the Owl Rock Clients and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.
Review, Approval or Ratification of Transactions with Related Persons
The Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
Material Non-Public Information
Our senior management, members of the Adviser’s investment committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or Shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of May 24, 2021, the beneficial ownership as indicated in the Company’s books and records of each current director, the Company’s executive officers, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.
The percentage ownership is based on 117,498,319 shares of common stock outstanding as of May 24, 2021. To our knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to Shares beneficially owned by such shareholder.
Name and Address	Number of Shares Owned	Percentage of Class Outstanding
5% Owners
Regents of the University of California(1)	15,208,615	12%
Interested Directors
Craig W. Packer(2)	2,321,734	2%
Independent Directors
Brian Finn	—	—
Edward D’Alelio	19,264	*
Eric Kaye	—	—
Christopher M. Temple	—	—
Melissa Weiler	—	—
Executive Officers
Alan Kirshenbaum(2)	2,321,734	2%
Karen Hager	—	—
Bryan Cole	—	—
Alexis Maged	—	—
All officers and directors as a group (11 persons)(3)	2,340,998(4)	2%

*
Less than 1%.

(1)
Includes 7,604,307 shares held by The Regents of the University of California, as Trustee for the University of California Retirement Plan and 7,604,308 shares held by The Regents of the University of California. The address of Regents of the University of California is 1111 Broadway, 21st Floor, Oakland, CA 94607.

(2)
Shares are held by Owl Rock FIC Tech BDC LLC. Messrs. Packer and Kirshenbaum disclaim beneficial ownership of these securities except to the extent of their pecuniary interest therein.

(3)
The address for each of the directors and officers is c/o Owl Rock Technology Finance Corp., 399 Park Avenue, 38th Floor, New York, New York 10022.

(4)
Includes a total of 2,321,734 shares held by Owl Rock FIC Tech BDC LLC.

Equity Owned by Directors in the Company
The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of December 31, 2020 stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000. For purposes of this registration statement, the term “Fund Complex”

is defined to include the Company, Owl Rock Capital Corporation and Owl Rock Capital Corporation II, Owl Rock Capital Corporation III and Owl Rock Core Income Corp.
Name of Director	Dollar Range of Equity Securities in Owl Rock Technology Finance Corp.(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Interested Directors
Douglas I. Ostrover(5)	over $100,000(4)	over $100,000
Craig W. Packer	over $100,000(4)	over $100,000
Alan Kirshenbaum(5)	over $100,000(4)	over $100,000
Independent Directors
Brian Finn	—	over $100,000
Edward D’Alelio	over $100,000	over $100,000
Eric Kaye	—	over $100,000
Christopher M. Temple	—	over $100,000

(1)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)
The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the net asset value per share of the Company as of March 31, 2021, times the number of Shares beneficially owned.

(3)
The dollar range of equity securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of (a) the product obtained by multiplying the closing price of Owl Rock Capital Corporation common stock on the New York Stock Exchange on May 10, 2021 by the number of shares of Owl Rock Capital Corporation beneficially owned, (b) the product obtained by multiplying the current net public offering price of Owl Rock Capital Corporation II, times the number of shares of Owl Rock Capital Corporation II beneficially owned, (c) the product obtained by multiplying the net asset value per share of Owl Rock Capital Corporation III as of March 31, 2021, by the number of shares of Owl Rock Capital Corporation III beneficially owned, (d) the product obtained by multiplying the current net offering price of Owl Rock Core Income Corp., times the number of shares of Owl Rock Core Income Corp. beneficially owned and (e) the total dollar range of equity securities in the Company beneficially owned by the director.

(4)
Reflects the shares held by Owl Rock FIC Tech BDC LLC. Each of Messrs. Ostrover, Packer, and Kirshenbaum disclaims beneficial ownership of these securities except to the extent of his respective pecuniary interest therein.

(5)
On May 18, 2021, in connection with the Transaction and in order to ensure that the Transaction complied with Section 15(f) of the 1940 Act, including the requirement that for at least three years following the consummation of the Transaction at least 75% of the members of the Board not be “interested persons” (as defined in the 1940 Act) of the Company, the Board accepted the resignation of each of Alan Kirshenbaum and Douglas Ostrover from the Board and voted to reduce the size of the Board from eight to six. The Transaction was consummated on May 19, 2021 and the resignations and reduction in the size of the Board were effective upon consummation of the Transaction.

DETERMINATION OF NET ASSET VALUE
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent third-party valuation firm(s) engaged at the direction of the Board.
As part of the valuation process, the Board takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.
The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:
•
With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

•
With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;

•
Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee. Agreed upon valuation recommendations are presented to the Audit Committee;

•
The Audit Committee reviews the valuation recommendations and recommends values for each investment to the Board; and

•
The Board reviews the recommended valuations and determines the fair value of each investment.

We conduct this valuation process on a quarterly basis.
We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•
Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

•
Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•
Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurred. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, we evaluate the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.
Determinations in Connection with Offerings
In connection with the Private Offering and certain future offerings of shares of our common stock, our Board or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board or an authorized committee thereof will consider the following factors, among others, in making such a determination:
•
the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan, pursuant to which we will reinvest all cash distributions declared by the Board on behalf of our shareholders who do not elect to receive their distribution in cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock as described below, rather than receiving the cash dividend or other distribution. Any fractional share otherwise issuable to a participant in the dividend reinvestment plan will instead be paid in cash.
The number of shares to be issued to a shareholder under the dividend reinvestment plan will be determined by dividing the total dollar amount of the distribution payable to such shareholder by the net asset value per share of our common stock, as of the last day of the calendar quarter immediately preceding the date such distribution was declared. We intend to use newly issued shares to implement the plan.
No action is required on the part of a registered shareholder to have cash dividends or other distributions reinvested in shares of our common stock. A registered shareholder is able to elect to receive an entire cash dividend or other distribution in cash by notifying the Adviser in writing so that such notice is received by the Adviser no later than ten days prior to the record date for distributions to the shareholders.
There are no brokerage charges or other charges to shareholders who participate in the plan.
The plan is terminable by us upon notice in writing mailed to each shareholder of record at least 30 days prior to any record date for the payment of any distribution by us.
During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the dividend reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. Annually, as required by the Code, we will include tax information for income earned on shares under the dividend reinvestment plan on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. We reserve the right to amend, suspend or terminate the dividend reinvestment plan. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid under the Investment Advisory Agreement. State Street Bank and Trust Company acts as the administrator of the dividend reinvestment plan.
Additional information about the dividend reinvestment plan may be obtained by contacting shareholder services for Owl Rock Technology Finance Corp. at (212) 419-3000.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of certain U.S. federal income tax consequences relevant to the purchase, ownership and disposition of the Notes, but does not purport to be a complete analysis of all potential tax consequences. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder by the U.S. Treasury (the “Treasury Regulations”), rulings and pronouncements issued by the Internal Revenue Service (the “IRS”), and judicial decisions, all as of the date hereof and all of which are subject to change at any time. Any such change may be applied retroactively in a manner that could adversely affect a holder of the Notes. We have not sought any ruling from the IRS with respect to the statements made and the conclusions reached in the following discussion, and there can be no assurance that the IRS will agree with such statements and conclusions.
This discussion does not address all of the U.S. federal income tax consequences that may be relevant to a holder in light of such holder’s particular circumstances or to holders subject to special rules, including, without limitation:
•
banks, insurance companies and other financial institutions;

•
U.S. expatriates and certain former citizens or long-term residents of the United States;

•
holders subject to the alternative minimum tax;

•
dealers in securities or currencies;

•
traders in securities;

•
partnerships, S corporations or other pass-through entities;

•
U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•
controlled foreign corporations;

•
tax-exempt organizations;

•
passive foreign investment companies;

•
regulated investment companies and real estate investment trusts;

•
persons holding the Notes as part of a “straddle,” “hedge,” “conversion transaction” or other risk reduction transaction; and

•
persons deemed to sell the Notes under the constructive sale provisions of the Code.

In addition, this discussion is limited to persons purchasing the Notes for cash at original issue and at their original “issue price” within the meaning of Section 1273 of the Code (i.e., the first price at which a substantial amount of the Notes are sold to the public for cash). This discussion also does not address the U.S. federal income tax consequences to beneficial owners of the Notes subject to the special tax accounting rules under Section 451(b) of the Code. Moreover, the effects of other U.S. federal tax laws (such as estate and gift tax laws) and any applicable state, local or foreign tax laws are not discussed. The discussion deals only with Notes held as “capital assets” within the meaning of Section 1221 of the Code.
If an entity taxable as a partnership holds the Notes, the tax treatment of an owner of the entity generally will depend on the status of the particular owner in question and the activities of the entity. Owners of any such entity should consult their tax advisors as to the specific tax consequences to them of holding the Notes indirectly through ownership of such entity.
YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE NOTES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDERTHE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders
The following is a summary of the material U.S. federal income tax consequences that will apply to you if you are a “U.S. holder” of a Note. As used herein, “U.S. holder” means a beneficial owner of a Note who is for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•
a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust, if a U.S. court can exercise primary supervision over the administration of the trust and one or more “United States persons” within the meaning of Section 7701(a)(30) of the Code can control all substantial trust decisions, or, if the trust was in existence on August 20, 1996, and it has elected to continue to be treated as a United States person.

Payments of Interest
Stated interest on the Notes generally will be taxable to a U.S. holder as ordinary income at the time that such interest is received or accrued, in accordance with such U.S. holder’s method of tax accounting for U.S. federal income tax purposes.
Sale or Other Taxable Disposition of Notes
A U.S. holder will recognize gain or loss on the sale, exchange, redemption, retirement or other taxable disposition of a Note equal to the difference between the amount realized upon the disposition (less any portion allocable to any accrued and unpaid interest, which will be taxable as interest to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will be equal to the amount that the U.S. holder paid for the Note less any principal payments received by the U.S. holder. Any gain or loss will be a capital gain or loss, and will be a long-term capital gain or loss if the U.S. holder has held the Note for more than one year at the time of disposition. Otherwise, such gain or loss will be a short-term capital gain or loss. Long-term capital gains recognized by certain non-corporate U.S. holders, including individuals, are currently subject to a reduced tax rate. The deductibility of capital losses is subject to limitations.
Information Reporting and Backup Withholding
A U.S. holder may be subject to information reporting and backup withholding when such U.S. holder receives interest payments on the Notes held or upon the proceeds received upon the sale or other disposition of such Notes (including a redemption or retirement of the Notes). Certain U.S. holders generally are not subject to information reporting or backup withholding. A U.S. holder will be subject to backup withholding if such U.S. holder is not otherwise exempt and such U.S. holder:
•
fails to furnish the U.S. holder’s taxpayer identification number (“TIN”), which, for an individual, ordinarily is his or her social security number;

•
furnishes an incorrect TIN;

•
is notified by the IRS that the U.S. holder has failed properly to report payments of interest or dividends; or

•
fails to certify, under penalties of perjury, on an IRS Form W-9 (Request for Taxpayer Identification Number and Certification) or a suitable substitute form (or other applicable certificate), that the U.S. holder has furnished a correct TIN and that the IRS has not notified the U.S. holder that the U.S. holder is subject to backup withholding.

U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, if applicable. Backup withholding is not an additional tax, and taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund if they timely provide certain information to the IRS.
Unearned Income Medicare Contribution
A tax of 3.8% will be imposed on certain “net investment income” (or “undistributed net investment income”, in the case of estates and trusts) received by individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.
Non-U.S. Holders
The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a “Non-U.S. holder” of a Note. A “Non-U.S. holder” is a beneficial owner of a Note who is not a U.S. holder or a partnership for U.S. federal income tax purposes. Special rules may apply to Non-U.S. holders that are subject to special treatment under the Code, including controlled foreign corporations, passive foreign investment companies, U.S. expatriates, and foreign persons eligible for benefits under an applicable income tax treaty with the U.S. Such Non-U.S. holders should consult their tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them including any reporting requirements.
Payments of Interest
Generally, interest income paid to a Non-U.S. holder that is not effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business is subject to withholding tax at a rate of 30% (or, if applicable, a lower treaty rate). Nevertheless, interest paid on a Note to a Non-U.S. holder that is not effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business generally will not be subject to U.S. federal withholding tax provided that:
•
such Non-U.S. holder does not directly or indirectly own 10% or more of the total combined voting power of all classes of our voting stock;

•
such Non-U.S. holder is not a controlled foreign corporation that is related to us through actual or constructive stock ownership and is not a bank that received such Note on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; and

•
either (1) the Non-U.S. holder certifies in a statement provided to us or the paying agent, under penalties of perjury, that it is the beneficial owner of the Notes and not a “United States person” within the meaning of the Code and provides its name and address, (2) a securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business and holds the Note on behalf of the Non-U.S. holder certifies to us or the paying agent under penalties of perjury that it, or the financial institution between it and the Non-U.S. holder, has received from the Non-U.S. holder a statement, under penalties of perjury, that such Non-U.S. holder is the beneficial owner of the Notes and is not a United States person and provides us or the paying agent with a copy of such statement or (3) the Non-U.S. holder holds its Note directly through a “qualified intermediary” and certain conditions are satisfied.

Even if the above conditions are not met, a Non-U.S. holder generally will be entitled to a reduction in or an exemption from withholding tax on interest if the Non-U.S. holder provides us or our paying agent with a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or a suitable substitute form (or other applicable certificate) claiming an exemption from or reduction of the withholding tax under the benefit of an income tax treaty between the United States and the Non-U.S. holder’s country of residence. A Non-U.S. holder is required to inform the recipient of any change in the information on such statement within 30 days of such change. Special certification rules apply to Non-U.S. holders that are pass-through entities rather than corporations or individuals.

If interest paid to a Non-U.S. holder is effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business, then, the Non-U.S. holder will be exempt from U.S. federal withholding tax, so long as the Non-U.S. holder has provided an IRS Form W-8ECI or substantially similar substitute form stating that the interest that the Non-U.S. holder receives on the Notes is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States. In such a case, a Non-U.S. holder will be subject to tax on the interest it receives on a net income basis in the same manner as if such Non-U.S. holder were a U.S. holder. In addition, if the Non-U.S. holder is a foreign corporation, such interest may be subject to a branch profits tax at a rate of 30% or lower applicable treaty rate.
Sale or Other Taxable Disposition of Notes
Any gain realized by a Non-U.S. holder on the sale, exchange, retirement, redemption or other taxable disposition of a Note generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a U.S. permanent establishment to which such gain is attributable); or

•
the Non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of sale, exchange or other disposition, certain conditions are met and the Non-U.S. holder is not eligible for relief under an applicable income tax treaty.

A Non-U.S. holder described in the first bullet point above will be required to pay U.S. federal income tax on the net gain derived from the sale or other taxable disposition generally in the same manner as if such Non-U.S. holder were a U.S. holder, and if such Non-U.S. holder is a foreign corporation, it may also be required to pay an additional branch profits tax at a 30% rate (or a lower rate if so specified by an applicable income tax treaty). A Non-U.S. holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain derived from the sale or other taxable disposition, which may be offset by certain U.S. source capital losses, even though the Non-U.S. holder is not considered a resident of the United States.
Certain other exceptions may be applicable, and Non-U.S. holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.
Information Reporting and Backup Withholding
The amount of interest that we pay to any Non-U.S. holder on the Notes will be reported to the Non-U.S. holder and to the IRS annually on an IRS Form 1042-S, regardless of whether any tax was actually withheld. Copies of these information returns may also be made available under the provisions of a specific income tax treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides. However, a Non-U.S. holder generally will not be subject to backup withholding and certain other information reporting with respect to payments that we make to the Non-U.S. holder, provided that we do not have actual knowledge or reason to know that such Non-U.S. holder is a “United States person,” within the meaning of the Code, and the Non-U.S. holder has given us the statement described above under “Non-U.S. holders — Payments of Interest.”
If a Non-U.S. holder sells or exchanges a Note through a United States broker or the United States office of a foreign broker, the proceeds from such sale or exchange will be subject to information reporting and backup withholding unless the Non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such holder is not a U.S. holder to the broker and such broker does not have actual knowledge or reason to know that such holder is a U.S. holder, or the Non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a Non-U.S. holder sells or exchanges a Note through the foreign office of a broker who is a United States person or has certain enumerated connections with the United States, the proceeds from such sale or exchange will be subject to information reporting unless the Non-U.S. holder provides to such broker a withholding certificate or other documentary evidence establishing that such holder is not a U.S. holder and such broker does not have actual knowledge or reason to know that such evidence is false, or the Non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the holder is a U.S. holder.
A Non-U.S. holder generally will be entitled to credit any amounts withheld under the backup withholding rules against the Non-U.S. holder’s U.S. federal income tax liability or may claim a refund provided that the required information is furnished to the IRS in a timely manner.
Non-U.S. holders are urged to consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedures for obtaining such an exemption, if available.
Foreign Account Tax Compliance Act
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their Notes, beneficial owners could be subject to this 30% withholding tax with respect to interest paid on the Notes and proceeds from the sale of the Notes. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.
Taxation as a Regulated Investment Company
We have elected to be treated, and intend to qualify each year thereafter, as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our shareholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
If we:
•
qualify as a RIC; and

•
satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or is deemed to distribute) to our shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.
We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and

(iii) any income and gains recognized, but not distributed, from previous years on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:
•
continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•
diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.
Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.
Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a shareholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.
Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty can be as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.
If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax.
Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.
In accordance with certain applicable Treasury regulations and a revenue procedure issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive the lesser of

(a) the portion of the distribution such shareholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or the revenue procedure.
Failure to Qualify as a RIC
If we fail to qualify for tax treatment as a RIC, and certain amelioration provisions are not applicable, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to our shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, our corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; our non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to regular corporate-level U.S. federal income tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

DESCRIPTION OF THE NOTES
We will issue the Notes under a base indenture dated June 12, 2020 between us and Wells Fargo Bank, National Association as trustee (the “trustee”), as supplemented by a fourth supplemental indenture to be dated as of the first settlement date for the Notes. As used in this section, all references to the indenture mean the base indenture as supplemented by the fourth supplemental indenture. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”).
The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.
For purposes of this description, references to “we,” “our” and “us” refer only to the Company and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by the Company in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of the Company and its subsidiaries.
General
The Notes:
•
will be our direct, general, unsecured obligations;

•
will initially be issued in an aggregate principal amount of $      million;

•
will mature on      , 2027, unless earlier redeemed or repurchased, as discussed below;

•
will bear interest from      , 2021 at an annual rate of    % payable semi-annually on       and      of each year, beginning on      , 2022;

•
will be subject to redemption at our option as described under “— Optional Redemption”;

•
will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under “— Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

•
will be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof; and

•
will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “— Book-Entry, Settlement and Clearance”.

The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of incurrence of additional indebtedness. See “— Covenants — Other Covenants”. The indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions and other provisions described under “Offer to Repurchase Upon a Change of Control Repurchase Event” and “Merger, Consolidation or Sale of Assets” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.
We may, without the consent of the holders, issue additional Notes under the indenture with the same terms (except for the issue date, public offering price and, if applicable, the initial interest payment date) and with the same CUSIP numbers as the Notes offered hereby in an unlimited aggregate principal amount; provided that such additional Notes must either be issued in a “qualified reopening” for U.S. federal income tax purposes, with no more than a de minimis amount of original issue discount, or otherwise be part of the same issue as the Notes offered hereby for U.S. federal income tax purposes.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.
Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange
We will pay the principal of, and interest on, Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).
Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the paying agent, which initially shall be the trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, in the case of notes that are not in global form, at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.
A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the indenture. A holder may be required, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.
The registered holder of the Notes will be treated as its owner for all purposes.
Interest
The Notes will bear cash interest at a rate of    % per year until maturity. Interest on the Notes will accrue from        , 2021 or from the most recent date on which interest has been paid or duly provided for. Interest will be payable semiannually in arrears on        and         of each year, beginning on      , 2022.
Interest will be paid to the person in whose name the Notes are registered at 5:00 p.m. New York City time (the “close of business”) on       or       (whether or not a business day), as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.
If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of the Notes falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any of the Notes, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office of the trustee is located are authorized or obligated by law or executive order to close.
Ranking
The Notes will be our direct, general unsecured obligations that will rank:
•
senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;

•
pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, our June 2025 Notes, our December 2025 Notes and our June 2026 Notes, of which $210 million, $400 million and $375 million, in aggregate principal amount was outstanding, respectively, as of March 31, 2021;

•
effectively subordinated, or junior, to any of our existing and future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our Revolving

Credit Facility, of which approximately $191.8 million was outstanding as of March 31, 2021, and our Subscription Credit Facility, of which approximately $26.0 million was outstanding as of March 31, 2021; and
•
structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, including, without limitation, borrowings under our SPV Asset Facility I, of which $290 million was outstanding as of March 31, 2021, and CLO 2020-1, of which $200.0 million was outstanding as of March 31, 2021.

As of March 31, 2021, our total indebtedness was approximately $1.7 billion aggregate principal amount outstanding, of which approximately $707 million was secured by our assets, assets of our subsidiaries, or the Capital Commitments of our investors. See “Capitalization”.
In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.
Optional Redemption
We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any of the Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date:
•
100% of the principal amount of the Notes to be redeemed, or

•
the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to, but excluding, the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus      basis points;

provided, however, that if we redeem any of the Notes on or after      , 2026 (the date falling       months prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.
If we choose to redeem any of the Notes, we will deliver a notice of redemption to holders of the Notes not less than 30 nor more than 60 days before the redemption date. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected by the trustee on a pro rata basis to the extent practicable, or, if a pro rata basis is not practicable for any reason, by lot or in such other manner as the trustee shall deem fair and appropriate, and in any case in accordance with the applicable procedures of DTC and in accordance with the 1940 Act as directed by the Company; provided, however, that no such partial redemption shall reduce the portion of the principal amount of the Notes not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.
For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:
“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.
“Comparable Treasury Price” means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer

Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer quotations, the average of all such quotations.
“Quotation Agent” means a Reference Treasury Dealer selected by us.
“Reference Treasury Dealer” means each of (1) a primary U.S. government securities dealer selected by SMBC Nikko Securities America, Inc.; Deutsche Bank Securities Inc.; a primary U.S. government securities dealer selected by ING Financial Markets LLC; J.P. Morgan Securities LLC; a primary U.S. government securities dealer selected by MUFG Securities Americas Inc.; RBC Capital Markets, LLC; and a primary U.S. government securities dealer selected by Truist Securities, Inc., or their respective affiliates which are primary U.S. government securities dealers in the United States (a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a Primary Treasury Dealer, we shall select another Primary Treasury Dealer and (2) two other Primary Treasury Dealers selected by us.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.
“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.
All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.
Offer to Repurchase Upon a Change of Control Repurchase Event
If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount there above) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will send a notice to each holder and the trustee describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.
On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act, we will, to the extent lawful:
(1)
accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)
deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)
deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.
We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in respect of the Notes in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.
The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” for a general discussion of our indebtedness. Before making any such repurchase of Notes, we would also have to comply with any applicable conditions in our debt instruments at the time. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or our other debt. See “Risk Factors — Risks Relating to the Notes — We may not be able to repurchase the Notes upon a Change of Control Repurchase Event”.
The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.
For purposes of the Notes:
“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event under the indenture) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform us in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).
“Change of Control” means the occurrence of any of the following:
(1)
the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;
(2)
the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3)
the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.
“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.
“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s), BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) and BBB- or better by KBRA (or its equivalent under any successor rating categories of KBRA) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).
“KBRA” means Kroll Bond Rating Agency or any successor thereto.
“Moody’s” means Moody’s Investor Services, Inc. or any successor thereto.
“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) Owl Rock Technology Advisors LLC or any affiliate of Owl Rock Technology Advisors LLC that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.
“Rating Agency” means:
(1)
each of Moody’s, S&P and KBRA; and

(2)
if any of Moody’s, S&P or KBRA ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Moody’s, S&P and/or KBRA, as the case may be.

“S&P” means S&P Global Ratings, or any successor thereto.
“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.
Covenants
In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes.

Merger, Consolidation or Sale of Assets
The indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition; and provided further that this covenant shall not apply to any sale, transfer, lease, conveyance, or other disposition of all or substantially all of the Company’s property to a wholly owned subsidiary of the Company) in any one transaction or series of related transactions unless:
•
we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

•
the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;

•
immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

•
we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant, and that all conditions precedent in the indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.
Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.
An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.
Other Covenants
•
We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject thereto, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect, in either case, to any exemptive relief granted to us by the SEC.

•
If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable. Delivery of such financial statements to the trustee is for informational purposes only and the trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including our compliance with any of our covenants under the indenture (as to which the trustee is entitled to rely exclusively on officers’ certificates).
Modification or Waiver
There are three types of changes we can make to the indenture and the Notes issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:
•
change the stated maturity of the principal of or interest on the Notes;

•
reduce any amounts due on the Notes;

•
reduce the amount of principal payable upon acceleration of the maturity of a security following a default or upon redemption of a Note or the amount provable in bankruptcy;

•
adversely affect any right of repayment at the holder’s option;

•
change the place (except as otherwise described in this prospectus) or currency of payment on a debt security;

•
impair your right to sue for payment;

•
modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the Notes;

•
reduce the percentage of holders of the Notes whose consent is needed to modify or amend the indenture;

•
reduce the percentage of holders of the Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•
change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture, and certain other changes that would not adversely affect holders of the outstanding Notes in any material respect, including adding additional covenants or event of default. We also do not need any approval to make any change that affects only Notes to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the Notes would require the following approval:
•
If the change affects only one series of the Notes, it must be approved by the holders of a majority in principal amount of the Notes.

•
If the change affects more than one series of the securities issued under the same indenture, it must be approved by the holders of a majority in aggregate principal amount of all of the securities affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under an indenture, or all series, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval”.
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:
The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Legal Defeasance”.
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.
Events of Default
Each of the following is an event of default:
(1)
default in the payment of any interest upon any Notes when due and payable and the default continues for a period of 30 days;

(2)
default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity, including upon any redemption date or required repurchase date;

(3)
our failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding to us and the trustee, as applicable, has been received to comply with any of our other agreements contained in the Notes or indenture;

(4)
default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) not consolidated with the Company for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)
Pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, or any successor provisions, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100%, giving effect to any amendments to such provisions of the 1940 Act or to any exemptive relief granted to us by the SEC; and
(6)
certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 90 consecutive days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of all outstanding Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.
At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.
No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:
(i)
such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;

(ii)
the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

(iii)
such holder or holders have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)
the trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and

(v)
no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.
The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with the indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that may involve it in personal liability or be unjustly prejudicial (it being understood that the trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders) to the holders of Notes not consenting.
The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any of the Notes, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.
We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating that to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the indenture.
Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default actually known to a responsible officer of the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any of the Notes, the trustee shall be protected in withholding such notice if and so long as it in good faith determines that withholding of such notice is in the interest of the holders of the Notes.
Satisfaction and Discharge
We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay all of the outstanding Notes after the Notes have become due and payable or will become due and payable within one year (or scheduled for redemption within one year). Such discharge is subject to terms contained in the indenture.
Defeasance
The Notes will be subject to covenant defeasance and legal defeasance.
Covenant Defeasance
If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, we must do the following:
•
deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.

•
deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity.

•
deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplished covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Legal Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “defeasance” or “legal defeasance”) if we put in place the following other arrangements for you to be repaid:
•
We must deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity. Under current U.S. federal tax law, the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit.

•
We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.
Trustee
Wells Fargo Bank, National Association is the trustee, security registrar and paying agent. Wells Fargo Bank, National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. Neither the trustee nor any paying agent shall be responsible for determining whether any Change of Control or Below Investment Grade Rating Event has occurred and whether any Change of Control offer with respect to the Notes is required.
We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.
Resignation and Removal of Trustee
The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law
The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.
Book-Entry, Settlement and Clearance
Global Notes
The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons (the “Global Notes”). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.
Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. We expect that under procedures established by DTC:
•
upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the underwriters; and

•
ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.
Book-Entry Procedures for Global Notes
All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we, the trustee nor the underwriters are responsible for those operations or procedures.
DTC has advised us that it is:
•
a limited purpose trust company organized under the laws of the State of New York;

•
a “banking organization” within the meaning of the New York State Banking Law;

•
a member of the Federal Reserve System;

•
a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•
a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.
So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:
•
will not be entitled to have Notes represented by the Global Note registered in their names;

•
will not receive or be entitled to receive physical, certificated Notes; and

•
will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to receiving notices or the giving of any direction, instruction or approval to the trustee under the indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).
Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.
Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.
Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.
Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.
Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.
Certificated Notes
Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:
•
DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•
DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•
an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Under the terms of our charter, our authorized stock consists solely of 500 million shares of common stock, par value $0.01 per share, and no shares of preferred stock, par value $0.01 per share. As permitted by the MGCL, our charter provides that a majority of the entire Board, without any action by our shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Our charter also provides that the Board may classify or reclassify any unissued shares of common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our stock, and we can offer no assurances that a market for our stock will develop in the future. Unless the Board determines otherwise, we will issue all shares of our stock in uncertificated form.
None of our shares of common stock are subject to further calls or to assessments, sinking fund provisions, obligations or potential liabilities associated with ownership of the security (not including investment risks).
The following presents our outstanding classes of securities as of May 24, 2021:
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	500,000,000	—	117,498,319
Common Stock
Under the terms of the Charter, all shares of common stock have equal rights as to dividends, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to shareholders if, as and when authorized by the Board and declared by us out of funds legally available therefor. Shares of common stock have no preemptive, exchange, conversion or redemption rights and shareholders generally have no appraisal rights. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire shares of common stock to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor (within the meaning of Section 3(42) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the Board. In the event of our liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay or otherwise provide for all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any other class or series of stock, each share of common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors, and the shareholders will possess the exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles a shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows a shareholder to cast a portion or all of the shareholder’s votes for one or more candidates for seats on the Board.

Without cumulative voting, a minority shareholder may not be able to elect as many directors as the shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in the bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.
Preferred Stock
Under the terms of our charter, the Board may authorize us to issue shares of preferred stock in one or more classes or series, without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to shareholders. We will not offer preferred stock to the Adviser or our affiliates except on the same terms as offered to all other shareholders.
Preferred stock could be issued with terms that would adversely affect our shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The issuance of any preferred stock must be approved by a majority of the independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates directors’ and officers’ liability, subject to the limitations of Maryland law and the requirements of the 1940 Act.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses actually incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a

Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our Charter obligates us, subject to the limitations of Maryland law and the requirements of the 1940 Act, to indemnify (1) any present or former director or officer; or (2) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person’s service in that capacity, and to pay or reimburse such person’s reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office.
Maryland Law and Certain Charter and Bylaws Provisions; Anti-Takeover Measures
Maryland law contains, and our Charter and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of shareholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the Board’s ability to negotiate such proposals may improve their terms.
Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, our charter provides for approval of these actions by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.
Subject to certain exceptions provided in our charter, the affirmative vote of at least 75% of the votes entitled to be cast thereon, with the holders of each class or series of our stock voting as a separate class will be necessary to effect any of the following actions:
•
any amendment to the charter to make the common stock a “redeemable security” or to convert us from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

•
the liquidation or dissolution of the Company and any amendment to the charter to effect and such liquidation or dissolution;

•
any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of our assets that the MGCL requires be approved by shareholders; or

•
any transaction between the Company, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of our directors generally, or any person controlling, controlled by or under common control with, employed by or acting as an agent of, any such person or member of such group.

However, if the proposal, transaction or business combination is approved by at least a majority of our continuing directors, the proposal, transaction or business combination may be approved only by the Board and, if necessary, the shareholders as otherwise would be required by applicable law, the charter and bylaws, without regard to the supermajority approval requirements discussed above. A “continuing director” is defined in the charter as (1) our current directors, (2) those directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our Charter also provides that the Board is divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, but only for cause (as such term is defined in the charter) and only by the affirmative vote of shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, voting as a single class. The charter and bylaws also provide that, except as provided otherwise by applicable law, including the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the Board, and any newly created directorship resulting from an increase in the size of the Board, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director; provided that, under Maryland law, when the holders of any class, classes or series of stock have the exclusive power under the charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of our stock. In addition, the charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the Board.
The classification of the Board and the limitations on removal of directors described above as well as the limitations on shareholders’ right to fill vacancies and newly created directorships and to fix the size of the Board could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring or attempting to acquire us.
Maryland law and our charter and bylaws also provide that:
•
any action required or permitted to be taken by the shareholders at an annual meeting or special meeting of shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;

•
special meetings of the shareholders may only be called by the Board, the chairman of the Board or the chief executive officer, and must be called by the secretary upon the written request of shareholders who are entitled to cast at least a majority of all the votes entitled to be cast on such matter at such meeting; and

•
from and after the Initial Closing, any shareholder nomination or business proposal to be properly brought before a meeting of shareholders must have been made in compliance with certain advance notice and informational requirements.

These provisions could delay or hinder shareholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for the common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a shareholder (such as electing new directors or approving a merger) only at a duly called shareholders meeting, and not by written consent. The provisions of our charter requiring that the directors may be removed only for cause and only by the affirmative vote of at least three-quarters of the votes entitled to be cast generally in the election of directors will also prevent shareholders from removing incumbent directors except for cause and upon a substantial affirmative vote. In addition, although the advance notice and information requirements in our bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
Under the MGCL, a Maryland corporation generally cannot amend its charter unless the amendment is declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the Charter provides for approval of Charter amendments by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter. The Board by vote of a majority of the members of the Board has the exclusive power to adopt, alter, amend or repeal the bylaws. The Charter provides that any amendment to the following provisions of the Charter, among others, will require, in addition to any other vote required by applicable law or the Charter, the affirmative vote of shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, with the holders of each class or series of our stock voting as a separate class, unless a majority of the continuing directors approve the amendment, in which case such amendment must be approved as would otherwise be required by applicable law, the Charter and/or the bylaws:
•
the provisions regarding the classification of the Board;

•
the provisions governing the removal of directors;

•
the provisions limiting shareholder action by written consent;

•
the provisions regarding the number of directors on the Board; and

•
the provisions specifying the vote required to approve extraordinary actions and amend the charter and the Board’s exclusive power to amend our bylaws.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals
Our bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election as directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to the notice of the meeting, (b) by or at the direction of the Board or (c) by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) by or at the direction of the Board or (b) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors, by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.
The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

No Appraisal Rights
For certain extraordinary transactions and charter amendments, the MGCL provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, our Charter provides that shareholders will not be entitled to exercise appraisal rights unless the Board determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which shareholders would otherwise be entitled to exercise appraisal rights.
Control Share Acquisitions
Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•
one-tenth or more but less than one-third;

•
one-third or more but less than a majority; or

•
a majority or more of all voting power.

The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. The SEC staff previously took the position that, if a BDC failed to opt-out of the Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that is would not recommend enforcement action against a closed-end fund, including a BDC, that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, we may amend our bylaws to be subject to the Control Share Acquisition Act, but will do so only if the Board determines that it would be in our best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:
•
any person who beneficially owns 10% or more of the voting power of the corporation’s stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the corporation’s board of directors approves in advance the transaction by which he or she otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:
•
80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if holders of the corporation’s common stock receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested shareholder becomes an interested shareholder. The Board has adopted a resolution exempting from the requirements of the statute any business combination between us and any other person, provided that such business combination is first approved by the Board (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with the 1940 Act
Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Exclusive Forum
Our Bylaws require that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Company’s director, officer or other agent to the Company or to its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Bylaws does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.
There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.
The exclusive forum selection provision in our Bylaws may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

REGULATION
We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.
In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a Majority of the Outstanding Shares of our common stock.
We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our shareholders, and (2) our shareholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.
As a BDC, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, must be at least 200% (or 150%, if certain requirements are met). This means that generally, we can borrow up to $1 for every $1 of investor equity (or, if certain conditions are met, we can borrow up to $2 for every $1 of investor equity). The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur.
On August 7, 2018, our Adviser, as our sole initial shareholder, approved a proposal that allows us to reduce our asset coverage ratio to 150% and in connection with their subscription agreements, our investors are required to acknowledge our ability to operate with an asset coverage ratio that may be as low as 150%. The reduced asset coverage requirement permits us to double the amount of leverage we can incur which means that we can incur leverage equal to twice the amount of our assets less all liabilities and indebtedness not represented by senior securities.
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act.
Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate or currency fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.
We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act and the rules and regulations thereunder. Prior to January 19, 2021, except for registered money market funds, we generally were prohibited from acquiring more than 3% of the voting stock of any registered investment company, investing more than 5% of the value of our total assets in the securities of one investment company, or investing more than 10% of the value of our total assets in the securities of more than one investment company without obtaining exemptive relief from the SEC. However, the SEC adopted new rules, which became effective on January 19, 2021, that allow us to acquire the securities of other investment companies in excess of the 3%, 5%, and 10% limitations without obtaining exemptive relief if we comply with certain conditions. If we invest in securities issued by investment companies, if any, it should be noted that such investments might subject our shareholders to additional expenses as they will be indirectly responsible for the costs and expenses of such companies.

None of our investment policies are fundamental, and thus may be changed without shareholder approval.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:
(1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)   is organized under the laws of, and has its principal place of business in, the United States;
(b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)   satisfies any of the following:
(i)   does not have any class of securities that is traded on a national securities exchange;
(ii)   has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
(iii)   is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or
(iv)   is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
(2)   Securities of any eligible portfolio company controlled by the Company.
(3)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Company already owns 60% of the outstanding equity of the eligible portfolio company.
(5)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a business development company must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company, but may exist in other circumstances based on the facts and circumstances.

The regulations defining qualifying assets may change over time. The Company may adjust its investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions.
Managerial Assistance to Portfolio Companies
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.
Temporary Investments
Pending investment in other types of qualifying assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be qualifying assets. We may invest in highly rated commercial paper, U.S. government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Adviser will monitor the creditworthiness of the counterparties with which we may enter into repurchase agreement transactions.
Warrants
Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) shareholders authorize the proposal to issue such warrants, and the Board approves such issuance on the basis that the issuance is in our best interests and the shareholders best interests and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.
Senior Securities; Coverage Ratio
We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if immediately after such borrowing or issuance, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 200% (or 150%, if certain requirements are met). This means that generally, a BDC can borrow up to $1 for every $1 of investor equity or, if certain requirements are met and it reduces its asset coverage ratio, it can borrow up to $2 for every $1 of investor equity. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur.
On August 7, 2018, our Adviser, as our sole initial shareholder, approved a proposal that allows us to reduce our asset coverage ratio to 150% and in connection with their subscription agreements, our investors are required to acknowledge our ability to operate with an asset coverage ratio that may be as low as 150%.
In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Business Development Companies — Regulations governing our operation as a business development company and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.”
Codes of Ethics
We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at www.owlrockbdcs.com. In addition, the code of ethics is available on the EDGAR Database on the SEC’s website at http://www.sec.gov.
Affiliated Transactions
We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. We rely on exemptive relief that has been granted by the SEC to ORCA and certain of its affiliates to permit us to co-invest with other funds managed by the Adviser or its affiliates, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers’ investment allocation policy seeks to ensure equitable allocation of investment opportunities over time between us and other funds managed by the Adviser or our affiliates. We may also rely on an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs, pursuant to which, through December 31, 2020, we were permitted, subject to the satisfaction of certain conditions, complete follow-on investments in our existing portfolio companies with certain private funds managed by the Adviser or its affiliates and covered by our exemptive relief, even if such private funds have not previously invested in such existing portfolio company. Although the conditional exemptive order has expired, the SEC’s Division of Investment Management has indicated that until March 31, 2022, it will not recommend enforcement action, to the extent that any BDC with an existing co-investment order continues to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein. Without this order, private funds would generally not be able to participate in such follow-on investments with us unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with us. The investment allocation policy of the Owl Rock Advisers’ incorporates the conditions of the exemptive relief and seeks to ensure equitable allocation of investment opportunities over time between us and other funds managed by the Adviser or its affiliates. As a result of exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of the Owl Rock Clients and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.
Cancellation of the Investment Advisory Agreement
Under the 1940 Act, the Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by the Adviser. See "Investment Advisory Agreement —  Term." The Investment Advisory Agreement may be terminated at any time, without penalty, by us upon not less than 60 days’ written notice to the Adviser and may be terminated at any time, without penalty, by the Adviser upon 60 days’ written notice to us. The holders of a Majority of our Outstanding Shares may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. Unless terminated earlier as described above, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first become effective and will remain in effect from year-to-year thereafter if approved annually by our Board or by the affirmative vote of the holders of a Majority of our Outstanding Shares, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are described below. The guidelines are reviewed periodically by the Adviser and our non-interested directors, and, accordingly, are subject to change.
As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
The Adviser will seek to vote all proxies relating to our portfolio securities in the best interest of our shareholders. The Adviser reviews on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by the Company. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, the Adviser may vote for such a proposal if there exists compelling long-term reasons to do so.
The Adviser’s proxy voting decisions are made by senior officers who are responsible for monitoring each of our investments. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision making process disclose to the Adviser’s chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Owl Rock Technology Finance Corp., Attention: Investor Relations, 399 Park Avenue, 38th Floor, New York, NY 10022, or by calling Owl Rock Technology Finance Corp. at (212) 419-3000.

Privacy Policy
We are committed to maintaining the confidentiality, integrity and security of non-public personal information relating to investors. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not collect any non-public personal information other than certain biographical information which is used only so that we can service your account, send you annual reports, proxy statements, and other information required by law. With regard to this information, we maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our investors.
We may share information that we collect regarding an investor with certain of our service providers for legitimate business purposes, for example, in order to process trades or mail information to investors. In addition, we may disclose information that we collect regarding an investor as required by law or in connection with regulatory or law enforcement inquiries.
Reporting Obligations
We will furnish our shareholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.
We make available free of charge on our website (www.owlrockbdcs.com) our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. The SEC also maintains a website (www.sec.gov) that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website is not a part of this registration statement.
Other
We have adopted an investment policy that complies with the requirements applicable to us as a BDC. We expect to be periodically examined by the SEC for compliance with the 1940 Act, and will be subject to the periodic reporting and related requirements of the Exchange Act.
We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.
We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a Majority of the Outstanding Shares of our common stock.
We intend to operate as a non-diversified management investment company; however, we are currently and may, from time to time, in the future, be considered a diversified management investment company pursuant to the definitions set forth in the 1940 Act.

UNDERWRITING
We are offering the Notes described in this prospectus through a number of underwriters. SMBC Nikko Securities America, Inc. is acting as representative of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase the aggregate principal amount of notes listed next to its name in the following table:
Name	Principal Amount of Notes
SMBC Nikko Securities America, Inc.
Deutsche Bank Securities Inc.
ING Financial Markets LLC
J.P. Morgan Securities LLC
MUFG Securities Americas Inc.
RBC Capital Markets, LLC
Truist Securities, Inc.
Total	$
Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.
We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.
The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.
Commissions and Discounts
The following table shows the per Note and total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering.
	Per Note	Amount
Public offering price
Underwriting discount (sales load)	1.000%
Proceeds to us, before expenses
The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus and some of the Notes to certain other dealers at the public offering price less a concession not in excess of    % of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of    % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and other selling terms may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus.

The expenses of the offering, not including the underwriting discount, are estimated at $850 thousand and are payable by us. We will pay the fees and expenses (including reasonable legal fees and disbursements) incident to any required review by FINRA of the terms of the sale of the Notes in this offering in an amount not to exceed $10,000.
No Sales of Similar Securities
Subject to certain exceptions, we have agreed not to directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of or otherwise transfer or dispose of any debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by us or file any registration statement under the Securities Act with respect to any of the foregoing through the closing date without first obtaining the written consent of the representative. This consent may be given at any time without public notice.
Listing
The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system.
We have been advised by certain of the underwriters that they currently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.
Price Stabilization, Short Positions
In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include over-allotment, covering transactions and stabilizing transactions. Over-allotment involves sales of Notes in excess of the aggregate principal amount of Notes to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the Notes in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of Notes made for the purpose of preventing or retarding a decline in the market price of the Notes while the offering is in progress.
The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.
Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.
Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters make any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
Other Relationships
The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage, valuation services and other financial and non-financial activities and services. Certain of the underwriters and their respective affiliates have provided, and may in the future provide, a variety of these services to us and to persons and entities with relationships with us, for which they received or will receive customary fees and expenses. Additionally, affiliates of certain underwriters are lenders under certain of our credit facilities.
In the ordinary course of their various business activities, the underwriters and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to our assets, securities or instruments (directly, as collateral securing other obligations or otherwise) or persons and entities with relationships with us. Certain of the underwriters and their affiliates that have a lending relationship with us routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes. The underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long or short positions in such assets, securities and instruments.
We expect to use proceeds from this offering to pay down our existing indebtedness. Affiliates of certain underwriters are lenders under the Revolving Credit Facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent the proceeds are used to pay down a portion of the outstanding indebtedness under the Revolving Credit Facility.
Settlement
We expect that delivery of the Notes will be made to investors on or about            , 2021, which will be the        business day following the date hereof. Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Notes on the date hereof will be required by virtue of the fact that the Notes initially settle in T+   , to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date hereof should consult their advisors.
Principal Business Addresses
The principal business addresses of the underwriters are: SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172; Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005; ING Financial Markets LLC, 1133 Avenue of the Americas, New York, New York 10036; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179; MUFG Securities Americas Inc., 1221 Avenue of the Americas, 6th Floor, New York, New York 10020; RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, New York 10281; and Truist Securities, Inc., 3333 Peachtree Road, 11th Floor, Atlanta, Georgia 30326.
Other Jurisdictions
Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any Notes offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

Notice to Prospective Investors in the European Economic Area
The Notes may not be offered, sold or otherwise made available to any retail investor in the European Economic Area, or EEA. For these purposes:
(a)
a retail investor means a person who is one (or more) of the following:

(i)
a retail client as defined in point (11) of Article 4(1) of Article 4(1) of Directive 2014/65/EU (as amended or superseded, or MiFID II); or

(ii)
a customer within the meaning of Directive (EU) 2016/97 (as amended or superseded, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or

(iii)
not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended or superseded, the “Prospectus Regulation”), and

(b)
the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes.

Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, or the PRIIPs Regulation) for offering or selling the Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation. This prospectus has been prepared on the basis that any offer of Notes in any member state of the EEA will be made pursuant to an exemption under the Prospectus Regulation from the requirement to publish a prospectus for offers of the Notes. This prospectus is not a prospectus for the purposes of the Prospectus Regulation.
Notice to Prospective Investors in France
This prospectus and any other offering material relating to the Notes does not, and shall not, in any circumstances constitute a public offering nor an invitation to solicit the interest of the public in France or in any other jurisdiction, in connection with any offer have not been prepared in the context of a public offering in France within the meaning of Regulation (EU) No. 2017/1129 (the “Prospectus Regulation”) and Title I of Book II of the Réglement général of the Autorité des marchés financiers (the “AMF”) and therefore have not been submitted for clearance to the AMF nor to the competent authority of another Member State of the European Economic Area and notified to the AMF.
The Notes have not been and are not being offered or sold and will not be offered nor sold, directly or indirectly, to the public in France and this prospectus and any other offering material relating to the Notes have not been distributed or caused to be distributed and will not be distributed or caused to be distributed to the public in France or used in connection with any offer to the public in France. Such offers, sales and distributions of the Notes in France will only be made only to qualified investors (investisseurs qualifiés), acting for their own account, as defined in, Article 2(e) of the Prospectus Regulation and/or (iii) a limited group of investors (cercle restreint d’investisseurs) acting for their own account, all as defined in and in accordance with the Prospectus Regulation and Articles L. 411-2 1°, D. 411-4, D. 744-1, D. 754-1 and D. 764-1 of the French Code monétaire et financier. No direct or indirect distribution of any Notes so acquired shall be made to the public in France other than in compliance with applicable laws and regulations pertaining to a public offering (and in particular Articles L. 411-1, L. 411-2 1° and L. 621-8 of the French Code monétaire et financier).
This prospectus is circulated by the initial purchasers on a confidential basis and may not be circulated, published or reproduced in whole or in part and the information contained within it may not be disclosed by its addressees to third parties. By accepting receipt of this prospectus each potential investor accepts the conditions referred to hereabove and undertakes to return any hard copies of this prospectus in the event that he, she or it does not invest in the Company.

Notice to Prospective Investors in the United Kingdom
The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the United Kingdom. For the purposes of this provision:
(a)
the expression “retail investor” means a person who is one (or more) of the following:

(i)
a retail client as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or

(ii)
a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) of the United Kingdom and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or

(iii)
not a qualified investor as defined in Article 2 of the Prospectus Regulation as it forms part of domestic law by virtue of the EUWA (the “UK Prospectus Regulation”); and

(b)
the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe for the Notes.

Consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the UK has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the UK may be unlawful under the UK PRIIPs Regulation. This prospectus has been prepared on the basis that any offer of Notes in the UK will be made pursuant to an exemption under the UK Prospectus Regulation from the requirement to publish a prospectus for offers of Notes. This prospectus is not a prospectus for the purposes of the UK Prospectus Regulation.
This prospectus and any other material in relation to the Notes is only being distributed to, and is directed only at, persons in the United Kingdom who are “qualified investors” (as defined in the UK Prospectus Regulation who are also (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”), or (ii) high net worth entities or other persons falling within Articles 49(2)(a) to (d) of the Order, or (iii) persons to whom it would otherwise be lawful to distribute it, all such persons together being referred to as “Relevant Persons”. The Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Notes will be engaged in only with, Relevant Persons. This prospectus and their contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by any recipients to any other person in the United Kingdom. Any person in the United Kingdom that is not a Relevant Person should not act or rely on this prospectus or its contents. The Notes are not being offered to the public in the United Kingdom.
In addition, in the United Kingdom, each underwriter has represented and agreed the Notes may not be offered other than by an underwriter that:
•
has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to us; and

•
has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

Notice to Prospective Investors in Switzerland
The Notes are not offered, sold or advertised, directly or indirectly, in, into or from Switzerland on the basis of a public offering and will not be listed on the SIX Swiss Exchange or any other offering or regulated trading facility in Switzerland. Accordingly, neither this prospectus nor other marketing material constitute a prospectus as defined in article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus as defined in article 32 of the Listing Rules of the SIX Swiss Exchange or any other regulated trading facility in Switzerland. Any resales of the Notes may only be undertaken on a private basis to selected individual investors in compliance with Swiss law. This prospectus may not be copied, reproduced, distributed or passed on to others or otherwise made available in Switzerland without our prior written consent. By accepting this prospectus or by subscribing to the Notes, investors are deemed to have acknowledged and agreed to abide by these restrictions.
Notice to Prospective Investors in Canada
This prospectus constitutes an “exempt offering document” as defined in and for the purposes of applicable Canadian securities laws. No prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offer and sale of the Notes. No securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this prospectus or on the merits of the Notes and any representation to the contrary is an offence.
Canadian investors are advised that this prospectus has been prepared in reliance on section 3A.3 of National Instrument 33-105 Underwriting Conflicts (“NI 33-105”). Pursuant to section 3A.3 of NI 33-105, the Company and the initial purchasers in the offering are exempt from the requirement to provide Canadian investors with certain conflicts of interest disclosure pertaining to “connected issuer” and/or “related issuer” relationships as would otherwise be required pursuant to subsection 2.1(1) of NI 33-105.
Resale Restrictions
The offer and sale of the Notes in Canada is being made on a private placement basis only and is exempt from the requirement that the Company prepares and files a prospectus under applicable Canadian securities laws. Any resale of Notes by a Canadian investor in this offering must be made in accordance with applicable Canadian securities laws, which may vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with Canadian prospectus requirements, a statutory exemption from the prospectus requirements, in a transaction exempt from the prospectus requirements or otherwise under a discretionary exemption from the prospectus requirements granted by the applicable local Canadian securities regulatory authority. These resale restrictions may under certain circumstances apply to resales of the Notes outside of Canada.
Representations of Purchasers
Each Canadian investor who purchases the Notes will be deemed to have represented to the Company, the initial purchasers and to each dealer from whom a purchase confirmation is received, as applicable, that the investor is (i) purchasing as principal, or is deemed to be purchasing as principal in accordance with applicable Canadian securities laws; (ii) an “accredited investor” as such term is defined in section 1.1 of National Instrument 45-106 Prospectus Exemptions or, in Ontario, as such term is defined in section 73.3(1) of the Securities Act (Ontario); and (iii) a “permitted client” as such term is defined in section 1.1 of National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.
Taxation and Eligibility for Investment
Any discussion of taxation and related matters contained in this prospectus does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a Canadian investor when deciding to purchase the Notes and, in particular, does not address any Canadian tax considerations. No representation or warranty is hereby made as to the tax consequences to a resident, or deemed resident, of Canada of an investment in the Notes or with respect to the eligibility of the Notes for investment by such investor under relevant Canadian federal and provincial legislation and regulations.
Rights of Action for Damages or Rescission
Securities legislation in certain of the Canadian jurisdictions provides certain purchasers of securities pursuant to an offering memorandum (such as this prospectus), including where the distribution involves an “eligible foreign security” as such term is defined in Ontario Securities Commission Rule 45-501 Ontario Prospectus and Registration Exemptions and in Multilateral Instrument 45-107 Listing Representation and Statutory Rights of Action Disclosure Exemptions, as applicable, with a remedy for damages or rescission, or both, in addition to any other rights they may have at law, where the offering memorandum, or other offering document that constitutes an offering memorandum, and any amendment thereto, contains a “misrepresentation” as defined under applicable Canadian securities laws. These remedies, or notice with respect to these remedies, must be exercised or delivered, as the case may be, by the purchaser within the time limits prescribed under, and are subject to limitations and defences under, applicable Canadian securities legislation. In addition, these remedies are in addition to and without derogation from any other right or remedy available at law to the investor.
Language of Documents
Upon receipt of this prospectus, each Canadian investor hereby confirms that it has expressly requested that all documents evidencing or relating in any way to the sale of the securities described herein (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only. Par la réception de ce document, chaque investisseur canadien confirme par les présentes qu’il a expressément exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit à la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d’achat ou tout avis) soient rédigés en anglais seulement.
Notice to Prospective Investors in Japan
The Notes have not been and will not be registered pursuant to Article 4, Paragraph 1 of the Financial Instruments and Exchange Law of Japan (Law no. 25 of 1948, as amended) (“FIEL”) and, accordingly, none of the Notes nor any interest therein may be offered or sold, directly or indirectly, in Japan or to, or for the benefit, of any Japanese person or to others for re-offering or resale, directly or indirectly, in Japan or to any Japanese person except under circumstances which will result in compliance with all applicable laws, regulations and guidelines promulgated by the relevant Japanese governmental and regulatory authorities and in effect at the relevant time. For this purpose, a “Japanese person” means any person resident in Japan, including any corporation or other entity organized under the laws of Japan.
Notice to Prospective Investors in Singapore
This prospectus has not been and will not be registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Notes may not be circulated or distributed, nor may the Notes be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor (under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”)), (ii) to a relevant person (as defined in section 275(2) of the SFA) pursuant to Section 275(1), or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275, of the SFA, and where applicable, the conditions specified in Regulation 3 of the Securities and Futures (Classes of Investors) Regulations 2018, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.
Where the Notes are subscribed or purchased under Section 275 of the SFA by a relevant person which is:
(a)
a corporation (which is not an accredited investor (as defined in the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

(b)
a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

securities or securities-based derivatives contracts (each term as defined in Section 2(1) of the SFA) of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the Notes pursuant to an offer made under Section 275 of the SFA except:
(a)
to an institutional investor or to a relevant person (as defined in Section 275(2) of the SFA), or to any person arising from an offer referred to in Section 275(1A) or Section 276(4)(i)(B) of the SFA;

(b)
where no consideration is or will be given for the transfer;

(c)
where the transfer is by operation of law;

(d)
as specified in Section 276(7) of the SFA; or

(e)
as specified in Regulation 37A of the Securities and Futures (Offers of Investments) (Securities and Securities-based Derivatives Contracts) Regulations 2018 of Singapore.

Any reference to the “SFA” is a reference to the Securities and Futures Act, Chapter 289 of Singapore and a reference to any term as defined in the SFA or any provision in the SFA is a reference to that term or provision as modified or amended from time to time including by such of its subsidiary legislation as may be applicable at the relevant time.
Singapore Securities and Futures Act Product Classification: Solely for the purpose of its obligations pursuant to sections 309B(1)(a) and 309B(1)(c) of the SFA, the Company has determined, and hereby notifies all relevant persons (as defined in Section 309A of the SFA) that the Notes are “prescribed capital markets products” (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).
Notice to Prospective Investors in Israel
No action has been, or will be, taken in Israel that would permit an offering of the Notes or a distribution of this prospectus to the public in Israel. In particular, the prospectus has not been reviewed or approved by the Israel Securities Authority. The Notes are being offered to a limited number of qualified investors listed on the first addendum of the Securities Law (a “Qualified Investor”), in all cases under the circumstances that will fall within the private placement exemption of the Israeli Securities Law of 1968 (“Securities Law”). This prospectus may not be reproduced or used for any other purpose, nor be furnished to any other person other than those to whom copies have been sent. Any investor in the Notes shall be required to declare in writing prior to such purchase that it qualifies as a Qualified Investor, agrees to be deemed a Qualified Investor, and is aware of the consequences of being classified as a Qualified Investor, that it will comply with the guidelines of the Israel Securities Authority with respect to the sale or offer of securities to Qualified Investors (including those published on September 21, 2014), and that it is purchasing the Notes for its own benefit and on its own account and not with the aim or intention of distributing or offering the Notes to other parties. Nothing in this prospectus should be considered ‘investment advice’, or ‘investment marketing’ as defined in the Regulation of Investment Advice, Investment Marketing and Portfolio Management Law of 1995. Any investor who purchases the Notes shall be required to declare in writing that it has the knowledge, expertise and experience in financial and business matters so as to be capable of evaluating the risks and merits of an investment in the Notes, without relying on any of the materials provided.
Notice to Prospective Investors in Hong Kong
The Notes may not be offered or sold in Hong Kong by means of any document (except for Notes which are “structured product” as defined in the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong) (the “Securities and Futures Ordinance”)) other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32 of the Laws of Hong Kong) (the “Companies (Winding Up and Miscellaneous Provisions) Ordinance”), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies (Winding Up and Miscellaneous Provisions) Ordinance, and no advertisement, invitation or document relating to the Notes may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance and any rules made thereunder.
Notice to Prospective Investors in Australia
No placement document, prospectus, product disclosure statement, or other disclosure document has been lodged with the Australian Securities and Investments Commission (ASIC) in relation to this offering. This prospectus does not constitute a prospectus, product disclosure statement, or other disclosure document under the Corporations Act 2001 (the Corporations Act) and does not purport to include the information required for a prospectus, product disclosure statement, or other disclosure document under the Corporations Act.
Any offer in Australia of the Notes may only be made to persons, or Exempt Investors, who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act), or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the Notes without disclosure to investors under Chapter 6D of the Corporations Act.
The Notes applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring securities must observe such Australian on-sale restrictions.
This prospectus contains general information only and does not take account of the investment objectives, financial situation, or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our securities and loan documents are held by State Street Bank and Trust Company pursuant to a custodian agreement, and who will also serve as our transfer agent, distribution paying agent and registrar. The principal business address of State Street Bank and Trust Company is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
The validity of the common stock offered hereby and certain legal matters for us in connection with the offering will be passed upon for us by Eversheds Sutherland (US) LLP. Eversheds Sutherland (US) LLP also represents the Adviser. Certain legal matters in connection with the offering will be passed upon for the underwriters by Proskauer Rose LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017-6204, is our independent registered public accounting firm.
The financial statements as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 and for the period July 12, 2018 (inception) through December 31, 2018 included in this prospectus and the Senior Securities table as of December 31, 2020, 2019 and 2018 included under the heading ‘‘Senior Securities’’ in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus. The registration statement contains additional information about us and the Notes being offered by this prospectus.
We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We furnish our shareholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.
We make available on our website (www.owlrockbdcs.com) our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. The SEC also maintains a website (www.sec.gov) that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website is not a part of this registration statement.

Owl Rock Technology Finance Corp.
Consolidated Statements of Assets and Liabilities
(Amounts in thousands, except share and per share amounts)
	March 31, 2021	December 31, 2020
	(Unaudited)
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $3,036,741 and $2,915,096, respectively)	$3,121,799	$2,957,337
Non-controlled, affiliated investments (amortized cost of $100,005 and $100,002, respectively)	100,000	100,000
Total investments at fair value (amortized cost of $3,136,746 and $3,015,098, respectively)	3,221,799	3,057,337
Cash	281,750	82,236
Interest receivable	18,776	17,304
Dividend income receivable	671	375
Prepaid expenses and other assets	830	611
Total Assets	$3,523,826	$3,157,863
Liabilities
Debt (net of unamortized debt issuance costs of $34,272 and $35,079, respectively)	$1,658,462	$1,614,118
Management fee payable	10,557	9,335
Distribution payable	28,192	21,107
Incentive fee payable	11,777	6,682
Payables to affiliates	875	2,271
Accrued expenses and other liabilities	21,446	7,471
Total Liabilities	$1,731,309	$1,660,984
Commitments and contingencies (Note 7)
Net Assets
Common shares $0.01 par value, 500,000,000 shares authorized; 117,016,427 and 100,586,224 shares issued and outstanding, respectively	$1,170	$1,006
Additional paid-in-capital	1,705,339	1,449,943
Total distributable earnings (losses)	86,008	45,930
Total Net Assets	$1,792,517	$1,496,879
Total Liabilities and Net Assets	$3,523,826	$3,157,863
Net Asset Value Per Share	$15.32	$14.88
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)
(Unaudited)
	For the Three Months Ended March 31,
	2021	2020
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$58,136	$32,447
Payment-in-kind interest income	7,564	1,034
Other income	491	1,246
Total investment income from non-controlled, non-affiliated investments	66,191	34,727
Investment income from non-controlled, affiliated investments:
Dividend income	296	—
Total investment income from non-controlled, affiliated investments	296	—
Total Investment Income	66,487	34,727
Expenses
Interest expense	$19,957	$7,634
Management fees	10,557	7,410
Incentive fees	7,585	1,757
Professional fees	1,600	1,085
Directors’ fees	235	223
Other general and administrative	644	616
Total Expenses	40,578	18,725
Net Investment Income (Loss) Before Taxes	25,909	16,002
Excise tax expense	491	187
Net Investment Income (Loss) After Taxes	25,418	15,815
Net Change in Unrealized Gain (Loss)
Non-controlled, non-affiliated investments	$42,784	$(55,990)
Non-controlled, affiliated investments	(3)	—
Translation of assets and liabilities in foreign currencies	(957)	(10)
Total Net Change in Unrealized Gain (Loss)	41,824	(56,000)
Net Realized Gain (Loss):
Non-controlled, non-affiliated investments	$74	$(27)
Foreign currency transactions	954	(1)
Total Net Realized Gain (Loss)	1,028	(28)
Net Increase (Decrease) in Net Assets Resulting from Operations	$68,270	$(40,213)
Earnings (Loss) Per Share – Basic and Diluted	$0.66	$(0.70)
Weighted Average Shares Outstanding – Basic and Diluted	103,698,424	57,611,746
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of March 31, 2021
(Amounts in thousands, except share amounts)
(Unaudited)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Portfolio company debt investments
Buildings and real estate
Reef Global, Inc. (fka Cheese Acquisition, LLC)(4)(8)(13)	First lien senior secured loan	L + 6.0% (incl. 1.25% PIK)	11/28/2024	$37,302	$36,974	$35,624	2.0%
Reef Global, Inc. (fka Cheese Acquisition, LLC)(4)(7)(13)(15)	First lien senior secured revolving loan	L + 4.75%	11/28/2023	3,052	3,032	2,847	0.2%
Imperial Parking Canada(4)(10)(13)	First lien senior secured loan	C + 6.00% (incl. 1.25% PIK)	11/28/2024	7,809	7,380	7,457	0.4%
				48,163	47,386	45,928	2.6%
Business services
Apptio, Inc.(4)(8)(13)	First lien senior secured loan	L + 7.25%	1/10/2025	59,901	58,852	59,752	3.3%
Apptio, Inc.(4)(8)(13)(15)	First lien senior secured revolving loan	L + 7.25%	1/10/2025	1,308	1,267	1,300	0.1%
Certify, Inc.(4)(5)	First lien senior secured loan	L + 5.75%	2/28/2024	57,039	56,565	56,896	3.2%
Certify, Inc.(4)(5)(15)	First lien senior secured revolving loan	L + 5.75%	2/28/2024	570	553	565	—%
Circle Internet Services, Inc.(4)(7)	First lien senior secured loan	L + 8.00%	5/22/2023	25,000	24,912	25,063	1.4%
ConnectWise, LLC(4)(7)(13)	First lien senior secured loan	L + 5.25%	2/28/2025	126,368	125,256	126,368	7.0%
ConnectWise, LLC(4)(5)(13)(15)	First lien senior secured revolving loan	L + 5.25%	2/28/2025	869	755	869	—%
Diligent Corporation(4)(7)	First lien senior secured loan	L + 6.25%	8/4/2025	22,765	22,309	22,424	1.3%
Diligent Corporation(4)(15)(16)(17)	First lien senior secured delayed draw term loan	L + 6.25%	2/4/2022	—	(99)	(69)	—%
Diligent Corporation(4)(7)(15)(16)	First lien senior secured revolving loan	L + 6.25%	8/4/2025	—	(33)	(23)	—%
Hyland Software, Inc.(4)(5)(13)	Second lien senior secured loan	L + 7.00%	7/7/2025	32,940	32,565	32,940	1.8%
GS Acquisitionco, Inc. (dba insightsoftware)(4)(8)	First lien senior secured loan	L + 5.75%	5/24/2024	40,600	40,229	40,194	2.2%
GS Acquisitionco, Inc. (dba insightsoftware)(4)(8)(15)(17)	First lien senior secured delayed draw term loan	L + 5.75%	12/2/2021	1,952	1,912	1,925	0.1%
GS Acquisitionco, Inc. (dba insightsoftware)(4)(8)(15)	First lien senior secured revolving loan	L + 5.75%	5/24/2024	1,264	1,239	1,235	0.1%
Kaseya Traverse Inc.(4)(7)	First lien senior secured loan	L + 7.00% (incl. 3.00% PIK)	5/2/2025	36,608	36,118	36,517	2.0%
Kaseya Traverse Inc.(4)(7)(15)	First lien senior secured revolving loan	L + 6.50%	5/2/2025	1,201	1,167	1,194	0.1%
Kaseya Traverse Inc.(4)(7)(15)(17)	First lien senior secured delayed draw term loan	L + 7.00% (incl. 3.00% PIK)	3/4/2022	1,120	1,085	1,117	0.1%
Paysimple, Inc.(4)(5)	First lien senior secured loan	L + 5.50%	8/23/2025	44,621	44,020	43,505	2.4%
Paysimple, Inc.(4)(5)	First lien senior secured delayed draw term loan	L + 5.50%	8/23/2025	14,521	14,289	14,158	0.8%
				468,647	462,961	465,930	25.9%
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of March 31, 2021
(Amounts in thousands, except share amounts)
(Unaudited)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Data and information services
Barracuda Networks, Inc.(4)(7)(13)	Second lien senior secured loan	L + 6.75%	10/30/2028	7,500	7,428	7,463	0.4%
Delta TopCo, Inc. (dba Infoblox, Inc.)(4)(8)(13)	Second lien senior secured loan	L + 7.25%	12/1/2028	20,000	19,905	20,000	1.1%
Forescout Technologies, Inc.(4)(7)(13)	First lien senior secured loan	L + 9.50% (incl. 9.50% PIK)	8/17/2026	79,537	78,327	78,940	4.4%
Forescout Technologies, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 8.50%	8/18/2025	—	(128)	(62)	—%
Granicus, Inc.(4)(8)(13)	First lien senior secured loan	L + 6.50%	1/29/2027	23,348	22,796	22,822	1.3%
Granicus, Inc.(4)(13)(15)(16)(17)	First lien senior secured delayed draw term loan	L + 6.50%	1/30/2023	—	(106)	(98)	—%
Granicus, Inc.(4)(7)(13)(15)(16)	First lien senior secured revolving loan	L + 6.50%	1/29/2027	—	(61)	(59)	—%
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(4)(8)(13)(22)	First lien senior secured loan	L + 7.75%	4/16/2026	125,000	121,721	125,000	7.0%
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(4)(13)(15)(16)(22)	First lien senior secured revolving loan	L + 7.75%	4/16/2026	—	(630)	—	—%
Ivanti Software, Inc.(4)(7)	Second lien senior secured loan	L + 8.50%	10/30/2028	21,000	20,396	20,528	1.1%
Litera Bidco LLC(4)(5)(13)	First lien senior secured loan	L + 5.85%	5/29/2026	153,747	151,961	153,364	8.6%
Litera Bidco LLC(4)(13)(15)(16)	First lien senior secured revolving loan	L + 5.75%	5/30/2025	—	(76)	(21)	—%
Maverick Bidco Inc.(4)(7)	First lien senior secured loan	L + 6.25%	4/28/2023	29,427	28,691	28,985	1.6%
Maverick Bidco Inc.(4)(15)(16)(17)	First lien senior secured delayed draw term loan	L + 6.25%	11/6/2021	—	(80)	(17)	—%
				459,559	450,144	456,845	25.5%
eCommerce and digital marketplaces
Walker Edison Furniture Company LLC(4)(7)(13)	First lien senior secured loan	L + 5.75%	3/31/2027	50,000	49,250	49,250	2.7%
				50,000	49,250	49,250	2.7%
Education
Dude Solutions Holdings, Inc.(4)(8)	First lien senior secured loan	L + 7.50%	6/13/2025	58,626	57,623	58,039	3.2%
Dude Solutions Holdings, Inc.(4)(8)	First lien senior secured loan	L + 7.50%	11/30/2026	14,042	13,611	13,901	0.8%
Dude Solutions Holdings, Inc.(4)(15)(16)	First lien senior secured revolving loan	L + 7.50%	6/13/2025	—	(109)	(69)	—%
Instructure, Inc. (4)(7)(13)	First lien senior secured loan	L + 7.00%	3/24/2026	106,217	104,684	106,217	5.9%
Instructure, Inc. (4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.00%	3/24/2026	—	(77)	—	—%
Lightning Midco, LLC (dba Vector Solutions)(4)(8)(13)	First lien senior secured loan	L + 5.50%	11/21/2025	102,795	102,074	102,538	5.7%
Lightning Midco, LLC (dba Vector Solutions)(4)(8)(13)(15)	First lien senior secured revolving loan	L + 5.50%	11/21/2023	3,272	3,219	3,247	0.2%
				284,952	281,025	283,873	15.8%

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of March 31, 2021
(Amounts in thousands, except share amounts)
(Unaudited)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Financial services
AxiomSL Group, Inc.(4)(7)(13)	First lien senior secured loan	L + 6.50%	12/3/2027	106,994	105,447	106,459	5.9%
AxiomSL Group, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 6.50%	12/3/2025	—	(179)	(64)	—%
Hg Genesis 8 Sumoco Limited(4)(12)(13)(22)	Unsecured Facility	G + 7.50% (incl. 7.50% PIK)	8/28/2025	71,593	68,400	71,772	4.0%
Hg Saturn Luchaco Limited(4)(12)(13)(22)	Unsecured Facility	G + 7.50% (incl. 7.50% PIK)	3/30/2026	124,173	123,290	122,621	6.8%
Robinhood Markets, Inc.(18)(22)	Convertible Note	6.00% PIK	N/A	62,500	62,536	62,500	3.5%
Smarsh Inc.(4)(7)	First lien senior secured loan	L + 8.25%	11/20/2025	31,950	31,348	31,551	1.8%
Transact Holdings, Inc.(4)(5)(13)	First lien senior secured loan	L + 4.75%	4/30/2026	8,865	8,763	8,688	0.5%
				406,075	399,605	403,527	22.5%
Food and beverage
Toast, Inc.(18)	Convertible Note	8.50% (incl. 4.25% PIK)	6/15/2027	153,382	153,069	183,292	10.2%
				153,382	153,069	183,292	10.2%
Healthcare technology
VVC Holdings Corp. (dba Athenahealth, Inc.)(4)(7)(13)(14)	First lien senior secured loan	L + 4.25%	2/11/2026	19,694	19,402	19,710	1.1%
Bracket Intermediate Holding Corp.(4)(7)(13)	First lien senior secured loan	L + 4.25%	9/5/2025	396	370	394	—%
Bracket Intermediate Holding Corp.(4)(7)(13)	Second lien senior secured loan	L + 8.13%	9/7/2026	20,000	19,697	19,750	1.1%
Datix Bidco Limited (dba RLDatix)(4)(8)(13)(22)	First lien senior secured loan	L + 5.00%	4/19/2025	10,000	9,779	9,850	0.5%
Datix Bidco Limited (dba RLDatix)(4)(8)(13)(22)	Second lien senior secured loan	L + 8.50%	4/19/2026	20,000	19,534	19,700	1.1%
Definitive Healthcare Holdings, LLC(4)(7)(13)	First lien senior secured loan	L + 5.50%	7/16/2026	98,622	97,853	98,129	5.5%
Definitive Healthcare Holdings, LLC(4)(7)(13)(15)(17)	First lien senior secured delayed draw term loan	L + 5.50%	7/16/2021	3,893	3,762	3,874	0.2%
Definitive Healthcare Holdings, LLC(4)(13)(15)(16)	First lien senior secured revolving loan	L + 5.50%	7/16/2024	—	(36)	(27)	—%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(4)(7)(13)(22)	First lien senior secured loan	L + 6.25%	2/20/2026	121,017	119,671	119,805	6.7%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(4)(13)(15)(16)(17)(22)	First lien senior secured delayed draw term loan	L + 6.25%	8/16/2021	—	(100)	(82)	—%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(4)(7)(13)(15)(22)	First lien senior secured revolving loan	L + 6.25%	2/20/2026	1,501	1,424	1,426	0.1%
Interoperability Bidco, Inc.(4)(8)(13)	First lien senior secured loan	L + 5.75%	6/25/2026	94,811	93,873	92,204	5.1%
Interoperability Bidco, Inc.(4)(13)(15)(16)(17)	First lien senior secured delayed draw term loan	L + 5.75%	6/25/2021	—	(9)	(163)	—%
Interoperability Bidco, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 5.75%	6/25/2024	—	(40)	(138)	—%
				389,934	385,180	384,432	21.4%

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of March 31, 2021
(Amounts in thousands, except share amounts)
(Unaudited)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Human resource support services
The Ultimate Software Group, Inc.(4)(7)(13)	Second lien senior secured loan	L + 6.75%	5/3/2027	2,500	2,478	2,550	0.1%
				2,500	2,478	2,550	0.1%
Insurance
Asurion, LLC(4)(5)(13)(14)	Second lien senior secured loan	L + 5.25%	1/31/2028	10,833	10,580	11,023	0.6%
Integrity Marketing Acquisition, LLC(4)(8)(13)	First lien senior secured loan	L + 5.75%	8/27/2025	55,560	54,825	55,005	3.1%
Integrity Marketing Acquisition, LLC(4)(13)(15)(16)	First lien senior secured revolving loan	L + 5.75%	8/27/2025	—	(41)	(37)	—%
				66,393	65,364	65,991	3.7%
Internet and digital media
Acquia Inc.(4)(8)	First lien senior secured loan	L + 7.00%	10/31/2025	110,246	109,357	109,970	6.1%
Acquia Inc.(4)(8)(15)	First lien senior secured revolving loan	L + 7.00%	10/31/2025	943	853	914	0.1%
				111,189	110,210	110,884	6.2%
Leisure and entertainment
MINDBODY, Inc.(4)(8)(13)	First lien senior secured loan	L + 8.50% (incl. 1.50% PIK)	2/14/2025	68,712	68,237	63,902	3.6%
MINDBODY, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.00%	2/14/2025	—	(46)	(500)	—%
				68,712	68,191	63,402	3.6%
Manufacturing
BCTO BSI Buyer, Inc. (dba Buildertrend)(4)(7)(13)	First lien senior secured loan	L + 7.00%	12/23/2026	62,500	61,897	62,188	3.5%
BCTO BSI Buyer, Inc. (dba Buildertrend)(4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.00%	12/23/2026	—	(72)	(38)	—%
				62,500	61,825	62,150	3.5%
Oil and gas
3ES Innovation Inc. (dba Aucerna)(4)(7)(13)(22)	First lien senior secured loan	L + 5.75%	5/13/2025	46,621	46,194	45,455	2.5%
3ES Innovation Inc. (dba Aucerna)(4)(13)(15)(16)(22)	First lien senior secured revolving loan	L + 5.75%	5/13/2025	—	(39)	(115)	—%
Project Power Buyer, LLC (dba PEC-Veriforce)(4)(7)(13)	First lien senior secured loan	L + 6.25%	5/14/2026	53,456	52,875	53,188	3.0%
Project Power Buyer, LLC (dba PEC-Veriforce)(4)(13)(15)(16)	First lien senior secured revolving loan	L + 6.25%	5/14/2025	—	(32)	(19)	—%
				100,077	98,998	98,509	5.5%
Professional services
Gerson Lehrman Group, Inc.(4)(8)(13)	First lien senior secured loan	L + 4.75%	12/12/2024	45,615	45,253	45,615	2.5%
Gerson Lehrman Group, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 4.75%	12/12/2024	—	(23)	—	—%
				45,615	45,230	45,615	2.5%

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of March 31, 2021
(Amounts in thousands, except share amounts)
(Unaudited)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Technology infrastructure
BCPE Nucleon (DE) SPV, LP(4)(8)(13)	First lien senior secured loan	L + 7.00%	9/24/2026	133,333	131,415	132,000	7.4%
Centrify Corporation(4)(7)(13)	First lien senior secured loan	L + 6.00%	3/2/2028	41,125	40,110	40,097	2.2%
Centrify Corporation(4)(13)(15)(16)	First lien senior secured revolving loan	L + 6.00%	3/2/2027	—	(108)	(109)	—%
				174,458	171,417	171,988	9.6%
Total portfolio company debt investments				$2,892,156	$2,852,333	$2,894,166	161.3%
Portfolio company equity investments
Aerospace and defense
Space Exploration Technologies Corp.(13)(18)(24)	Class A Common Stock			7,404	$3,110	$3,110	0.2%
Space Exploration Technologies Corp.(13)(18)(24)	Class C Common Stock			5,052	2,122	2,122	0.1%
				12,456	5,232	5,232	0.3%
Business services
Circle Internet Services, Inc.(18)(24)	Series D Preferred Stock			2,934,961	15,000	29,350	1.6%
Circle Internet Services, Inc.(18)(24)	Series E Preferred Stock			821,806	6,917	8,218	0.5%
Circle Internet Services, Inc.(18)(24)	Warrants			244,580	—	1,382	0.1%
SLA Eclipse Co-Invest, L.P.(18)(20)(24)	Series B Preferred Stock			1,641,929	15,153	17,437	1.0%
				5,643,276	37,070	56,387	3.2%
eCommerce and digital marketplaces
Kajabi Holdings, LLC(18)(24)	Senior Preferred Class D Units			4,126,175	50,000	50,000	2.8%
Poshmark, Inc.(18)(23)(24)	Common Stock			1,704,089	57,090	66,433	3.7%
				5,830,264	107,090	116,433	6.5%
Financial services
Blend Labs, Inc.(13)(18)(24)	Series G Preferred Stock			650,861	3,000	3,000	0.2%
eShares, Inc. (dba Carta)(18)(24)	Series E Preferred Stock			186,904	2,008	7,504	0.4%
Remitly Global, Inc (18)(24)	Series E Preferred Stock			1,678,810	10,008	15,244	0.9%
Remitly Global, Inc (18)(24)	Series F Preferred Stock			1,093,421	10,000	10,995	0.6%
				3,609,996	25,016	36,743	2.1%
Technology infrastructure
Algolia, Inc.(18)(24)	Series C Preferred Stock			970,281	10,000	12,838	0.7%
SalesLoft, Inc.(13)(18)(21)(24)	Series E Preferred Stock			8,660,919	49,075	49,073	2.7%
SalesLoft, Inc.(13)(18)(21)(24)	Common Stock			181,776	927	927	0.1%
UserZoom Technologies, Inc.(13)(18)(21)	Series B Preferred Stock	10.00% PIK		12,000,769	50,003	50,000	2.8%
				21,813,745	110,005	112,838	6.3%
Total portfolio company equity investments					$284,413	$327,633	18.4%
Total Investments					$3,136,746	$3,221,799	179.7%

(1)
Unless otherwise indicated, all investments are considered Level 3 investments and are income producing.

(2)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(3)
As of March 31, 2021, the net estimated unrealized gain on investments for U.S. federal income tax

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of March 31, 2021
(Amounts in thousands, except share amounts)
(Unaudited)
purposes was $83.5 million based on a tax cost basis of $3.1 billion. As of March 31, 2021, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $10.5 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $94.0 million.
(4)
Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three-, six-, or twelve-month LIBOR), British pound sterling LIBOR (“GBPLIBOR” or “G”), or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.

(5)
The interest rate on these loans is subject to 1 month LIBOR, which as of March 31, 2021 was 0.11%.

(6)
The interest rate on these loans is subject to 2 month LIBOR, which as of March 31, 2021 was 0.13%.

(7)
The interest rate on these loans is subject to 3 month LIBOR, which as of March 31, 2021 was 0.19%.

(8)
The interest rate on these loans is subject to 6 month LIBOR, which as of March 31, 2021 was 0.21%.

(9)
The interest rate on these loans is subject to 12 month LIBOR, which as of March 31, 2021 was 0.28%.

(10)
The interest rate on these loans is subject to 6 month Canadian Dollar Offered Rate (“CDOR” or “C”), which as of March 31, 2021 was 0.55%.

(11)
The interest rate on these loans is subject to Prime, which as of March 31, 2021 was 3.25%.

(12)
The interest rate on this loan is subject to 6 month GBPLIBOR, which as of March 31, 2021 was 0.11%.

(13)
Represents co-investment made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company relies on from the U.S. Securities and Exchange Commission. See Note 3 “Agreements and Related Party Transactions.”

(14)
Level 2 investment.

(15)
Position or portion thereof is an unfunded loan commitment. See Note 7 “Commitments and Contingencies”.

(16)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(17)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(18)
Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of March 31, 2021, the aggregate fair value of these securities is $573.4 million or 32.0% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
Algolia, Inc.	Series C Preferred Stock	August 30, 2019
Blend Labs, Inc.	Series G Preferred Stock	February 24, 2021
Circle Internet Services, Inc.	Series D Preferred Stock	May 20, 2019
Circle Internet Services, Inc.	Series E Preferred Stock	February 28, 2020
Circle Internet Services, Inc.	Warrants	May 20, 2019
eShares, Inc. (dba Carta)	Series E Preferred Stock	August 1, 2019
Kajabi Holdings, LLC	Senior Preferred Class D Units	March 24, 2021
Poshmark, Inc.	Common Stock	February 28, 2019
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of March 31, 2021
(Amounts in thousands, except share amounts)
(Unaudited)
Portfolio Company	Investment	Acquisition Date
Remitly Global, Inc.	Series E Preferred Stock	May 30, 2019
Remitly Global, Inc.	Series F Preferred Stock	August 3, 2020
Robinhood Markets, Inc.	Convertible Note	February 1, 2021
SalesLoft, Inc.	Common Stock	December 24, 2020
SalesLoft, Inc.	Series E Preferred Stock	December 24, 2020
Space Exploration Technologies Corp.	Class A Common Stock	March 23, 2021
Space Exploration Technologies Corp.	Class C Common Stock	March 23, 2021
SLA Eclipse Co-Invest, L.P.	Series B Preferred Stock	September 30, 2019
Toast, Inc.	Convertible Note	June 19, 2020
UserZoom Technologies, Inc.	Series B Preferred Stock	September 9, 2020

(19)
Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facility I and CLO 2020-1. See Note 6 “Debt”.

(20)
Series B Preferred Stock is held indirectly through ownership in SLA Eclipse Co-Invest, L.P.

(21)
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Company is deemed to be an “Affiliated Person” of, as defined in the 1940 Act, this portfolio company, as the Company owns more than 5% of the portfolio company’s outstanding voting securities. Transactions during the three months ended March 31, 2021 in which the Company was an Affiliated Person of the portfolio company are as follows:

Company	Fair Value at December 31, 2020	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Transfers	Fair Value at March 31, 2021	Other Income	Interest Income
UserZoom Technologies, Inc.	$50,000	$1	$—	$(1)	$—	$—	$50,000	$296	$—
SalesLoft, Inc.	50,000	2	—	(2)	—	—	50,000	—	—
Total	$100,000	$3	$—	$(3)	$—	$—	$100,000	$296	$—

(a)
Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind interest or dividends, and the amortization of any unearned income or discounts on debt investments, as applicable.

(b)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on debt investments, as applicable.

(22)
This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of March 31, 2021, non-qualifying assets represented 16.2% of total assets as calculated in accordance with the regulatory requirements.

(23)
Includes 1,400,560 common shares considered Level 2 and 303,529 common shares considered Level 3.

(24)
Non-income producing investment.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Portfolio company debt investments
Buildings and real estate
Reef Global, Inc. (fka Cheese Acquisition, LLC)(4)(8)(13)	First lien senior secured loan	L + 6.0% (incl. 1.25% PIK)	11/28/2024	$37,292	$36,931	$35,614	2.4%
Reef Global, Inc. (fka Cheese Acquisition, LLC)(4)(5)(13)(15)	First lien senior secured revolving loan	L + 4.75%	11/28/2023	3,052	3,026	2,847	0.2%
Imperial Parking Canada(4)(10)(13)	First lien senior secured loan	C + 6.25% (incl. 1.25% PIK)	11/28/2024	7,708	7,378	7,361	0.5%
				48,052	47,335	45,822	3.1%
Business services
Apptio, Inc.(4)(8)(13)	First lien senior secured loan	L + 7.25%	1/10/2025	59,901	58,794	59,602	4.0%
Apptio, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.25%	1/10/2025	—	(44)	(16)	—%
Certify, Inc.(4)(5)	First lien senior secured loan	L + 5.75%	2/28/2024	57,039	56,529	56,753	3.8%
Certify, Inc.(4)(5)(15)	First lien senior secured revolving loan	L + 5.75%	2/28/2024	570	552	559	—%
Circle Internet Services, Inc.(4)(7)	First lien senior secured loan	L + 8.00%	5/22/2023	25,000	24,903	25,000	1.7%
ConnectWise, LLC(4)(7)(13)	First lien senior secured loan	L + 5.25%	2/28/2025	126,689	125,512	126,689	8.4%
ConnectWise, LLC(4)(5)(13)(15)	First lien senior secured revolving loan	L + 5.25%	2/28/2025	3,476	3,354	3,476	0.2%
Diligent Corporation(4)(8)	First lien senior secured loan	L + 6.25%	8/4/2025	18,813	18,374	18,436	1.2%
Diligent Corporation(4)(15)(16)(17)	First lien senior secured delayed draw term loan	L + 6.25%	2/4/2022	—	(105)	(91)	—%
Diligent Corporation(4)(15)(16)	First lien senior secured revolving loan	L + 6.25%	8/4/2025	—	(35)	(30)	—%
Hyland Software, Inc.(4)(5)(13)	Second lien senior secured loan	L + 7.00%	7/7/2025	32,940	32,547	33,131	2.2%
GS Acquisitionco, Inc. (dba insightsoftware)(4)(7)	First lien senior secured loan	L + 5.75%	5/24/2024	40,704	40,303	40,092	2.7%
GS Acquisitionco, Inc. (dba insightsoftware)(4)(8)(15)(17)	First lien senior secured delayed draw term loan	L + 5.75%	12/2/2021	1,957	1,913	1,910	0.1%
GS Acquisitionco, Inc. (dba insightsoftware)(4)(15)(16)	First lien senior secured revolving loan	L + 5.75%	5/24/2024	—	(27)	(43)	—%
Kaseya Traverse Inc.(4)(8)	First lien senior secured loan	L + 7.00% (incl. 3.00% PIK)	5/2/2025	36,336	35,824	36,065	2.4%
Kaseya Traverse Inc.(4)(8)(15)	First lien senior secured revolving loan	L + 6.50%	5/2/2025	1,201	1,165	1,182	0.1%
Kaseya Traverse Inc.(4)(15)(16)(17)	First lien senior secured delayed draw term loan	L + 7.00% (incl. 3.00% PIK)	3/4/2022	—	(29)	—	—%
Paysimple, Inc.(4)(5)	First lien senior secured loan	L + 5.50%	8/23/2025	44,734	44,103	43,280	2.9%
Paysimple, Inc.(4)(5)	First lien senior secured delayed draw term loan	L + 5.50%	8/23/2025	14,558	14,312	14,085	0.9%
SURF HOLDINGS, LLC (dba Sophos Group plc)(4)(7)(13)(22)	Second lien senior secured loan	L + 8.00%	3/6/2028	50,481	49,322	49,976	3.3%
				514,399	507,267	510,056	33.9%
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Data and information services
Barracuda Networks, Inc.(4)(7)(13)	Second lien senior secured loan	L + 6.75%	10/30/2028	7,500	7,426	7,425	0.5%
Delta TopCo, Inc. (dba Infoblox, Inc.)(4)(8)(13)	Second lien senior secured loan	L + 7.25%	12/1/2028	20,000	19,902	19,900	1.3%
Forescout Technologies, Inc.(4)(7)(13)	First lien senior secured loan	L + 9.50% (incl. 9.50% PIK)	8/17/2026	77,692	76,441	76,721	5.1%
Forescout Technologies, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 8.50%	8/18/2025	—	(135)	(104)	—%
Granicus, Inc.(4)(8)(13)	First lien senior secured loan	L + 8.00%	8/21/2026	65,097	63,544	65,749	4.4%
Granicus, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.00%	8/21/2026	—	(97)	—	—%
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(4)(8)(13)(22)	First lien senior secured loan	L + 7.75%	4/16/2026	125,000	121,597	124,687	8.3%
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(4)(13)(15)(16)(22)	First lien senior secured revolving loan	L + 7.75%	4/16/2026	—	(660)	(63)	—%
Ivanti Software, Inc.(4)(7)	Second lien senior secured loan	L + 8.50%	10/30/2028	21,000	20,379	20,370	1.4%
Litera Bidco LLC(4)(5)(13)	First lien senior secured loan	L + 5.25%	5/29/2026	121,053	119,613	120,449	8.0%
Litera Bidco LLC(4)(13)(15)(16)	First lien senior secured revolving loan	L + 5.25%	5/30/2025	—	(80)	(41)	—%
Maverick Bidco Inc.(4)(8)	First lien senior secured loan	L + 6.25%	4/28/2023	29,502	28,690	28,910	1.9%
Maverick Bidco Inc.(4)(15)(16)(17)	First lien senior secured delayed draw term loan	L + 6.25%	11/6/2021	—	(83)	(136)	—%
				466,844	456,537	463,867	30.9%
Education
Dude Solutions Holdings, Inc.(4)(8)	First lien senior secured loan	L + 7.50%	6/13/2025	58,699	57,651	57,818	3.9%
Dude Solutions Holdings, Inc.(4)(7)	First lien senior secured loan	L + 7.50%	11/30/2026	14,059	13,609	13,848	0.9%
Dude Solutions Holdings, Inc.(4)(15)(16)	First lien senior secured revolving loan	L + 7.50%	6/13/2025	—	(115)	(104)	—%
Instructure, Inc. (4)(7)(13)	First lien senior secured loan	L + 7.00%	3/24/2026	112,881	111,201	112,881	7.5%
Instructure, Inc. (4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.00%	3/24/2026	—	(81)	—	—%
Lightning Midco, LLC (dba Vector Solutions)(4)(8)(13)	First lien senior secured loan	L + 5.50%	11/21/2025	103,058	102,301	102,543	6.9%
Lightning Midco, LLC (dba Vector Solutions)(4)(8)(13)(15)	First lien senior secured revolving loan	L + 5.50%	11/21/2023	3,272	3,214	3,222	0.2%
				291,969	287,780	290,208	19.4%
eCommerce and digital marketplaces
Poshmark, Inc.(18)	Convertible Note	0%	9/15/2023	50,000	51,653	52,500	3.5%
				50,000	51,653	52,500	3.5%

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Financial services
AxiomSL Group, Inc.(4)(7)(13)	First lien senior secured loan	L + 6.50%	12/3/2027	107,263	105,668	105,654	7.1%
AxiomSL Group, Inc.(4)(7)(13)(15)(16)	First lien senior secured revolving loan	L + 6.50%	12/3/2025	—	(188)	(191)	—%
Hg Genesis 8 Sumoco Limited(4)(12)(13)(22)	Unsecured Facility	G+ 7.50% (incl. 7.50% PIK)	8/28/2025	68,347	65,713	69,373	4.6%
Smarsh Inc.(4)(7)	First lien senior secured loan	L + 8.25%	11/20/2025	31,950	31,323	31,311	2.1%
Transact Holdings, Inc.(4)(5)(13)	First lien senior secured loan	L + 4.75%	4/30/2026	8,888	8,781	8,688	0.6%
				216,448	211,297	214,835	14.4%
Food and beverage
DoorDash, Inc.(18)	Convertible Note	10.00% PIK	3/1/2025	108,048	106,934	109,129	7.3%
Toast, Inc.(18)	Convertible Note	8.50% (incl. 4.25% PIK)	6/15/2027	153,382	152,154	157,600	10.4%
				261,430	259,088	266,729	17.7%
Healthcare technology
VVC Holdings Corp. (dba Athenahealth, Inc.)(4)(5)(13)(14)	First lien senior secured loan	L + 4.50%	2/11/2026	19,694	19,388	19,641	1.3%
Bracket Intermediate Holding Corp.(4)(7)(13)	First lien senior secured loan	L + 4.25%	9/5/2025	397	369	390	—%
Bracket Intermediate Holding Corp.(4)(7)(13)	Second lien senior secured loan	L + 8.13%	9/7/2026	20,000	19,686	19,500	1.3%
Datix Bidco Limited (dba RL Datix)(4)(8)(13)(22)	First lien senior secured loan	L + 5.00%	4/19/2025	10,000	9,767	9,800	0.7%
Datix Bidco Limited (dba RL Datix)(4)(8)(13)(22)	Second lien senior secured loan	L + 8.50%	4/19/2026	20,000	19,516	19,600	1.3%
Definitive Healthcare Holdings, LLC(4)(7)(13)	First lien senior secured loan	L + 5.50%	7/16/2026	98,867	98,066	97,878	6.5%
Definitive Healthcare Holdings, LLC(4)(7)(13)(15)	First lien senior secured delayed draw term loan	L + 5.50%	7/16/2021	3,903	3,766	3,864	0.3%
Definitive Healthcare Holdings, LLC(4)(13)(15)(16)	First lien senior secured revolving loan	L + 5.50%	7/16/2024	—	(38)	(54)	—%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(4)(7)(13)(22)	First lien senior secured loan	L + 6.25%	2/20/2026	87,452	86,472	86,141	5.8%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(4)(7)(13)(17)(22)	First lien senior secured delayed draw term loan	L + 6.25%	2/20/2026	3,017	2,984	2,971	0.2%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(4)(7)(13)(15)(22)	First lien senior secured revolving loan	L + 6.25%	2/20/2026	1,501	1,421	1,388	0.1%
Interoperability Bidco, Inc.(4)(7)(13)	First lien senior secured loan	L + 5.75%	6/25/2026	95,052	94,075	91,963	6.1%
Interoperability Bidco, Inc.(4)(13)(15)(16)(17)	First lien senior secured delayed draw term loan	L + 5.75%	6/25/2021	—	(10)	(213)	—%
Interoperability Bidco, Inc.(4)(7)(13)	First lien senior secured revolving loan	L + 5.75%	6/25/2024	5,000	4,957	4,838	0.3%
Project Ruby Ultimate Parent Corp.(4)(5)(13)	First lien senior secured loan	L + 4.25%	2/9/2024	11,737	11,562	11,561	0.8%
Project Ruby Ultimate Parent Corp.(4)(5)(13)	Second lien senior secured loan	L + 8.25%	2/9/2025	12,800	12,545	12,544	0.8%
				389,420	384,526	381,812	25.5%

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Human resource support services
The Ultimate Software Group, Inc.(4)(7)(13)	Second lien senior secured loan	L + 6.75%	5/3/2027	2,500	2,477	2,550	0.2%
				2,500	2,477	2,550	0.2%
Insurance
Asurion, LLC(4)(5)(13)(14)	Second lien senior secured loan	L + 6.50%	8/4/2025	23,186	22,466	23,332	1.6%
Integrity Marketing Acquisition, LLC(4)(8)(13)	First lien senior secured loan	L + 5.75%	8/27/2025	55,701	54,926	54,866	3.7%
Integrity Marketing Acquisition, LLC(4)(13)(15)(16)	First lien senior secured revolving loan	L + 5.75%	8/27/2025	—	(43)	(56)	—%
				78,887	77,349	78,142	5.3%
Internet and digital media
Acquia Inc.(4)(8)	First lien senior secured loan	L + 7.00%	10/31/2025	110,246	109,317	109,694	7.3%
Acquia Inc.(4)(15)(16)	First lien senior secured revolving loan	L + 7.00%	10/31/2025	—	(95)	(59)	—%
				110,246	109,222	109,635	7.3%
Leisure and entertainment
Airbnb, Inc.(4)(7)	First lien senior secured loan	L + 7.50%	4/17/2025	24,875	24,320	26,865	1.8%
MINDBODY, Inc.(4)(8)(13)	First lien senior secured loan	L + 8.50% (incl. 1.50% PIK)	2/14/2025	68,455	67,955	62,979	4.2%
MINDBODY, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.00%	2/14/2025	—	(49)	(572)	—%
				93,330	92,226	89,272	6.0%
Manufacturing
BCTO BSI Buyer, Inc. (dba Buildertrend)(4)(7)(13)	First lien senior secured loan	L + 7.00%	12/23/2026	62,500	61,877	61,875	4.1%
BCTO BSI Buyer, Inc. (dba Buildertrend)(4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.00%	12/23/2026	—	(75)	(75)	—%
				62,500	61,802	61,800	4.1%
Oil and gas
3ES Innovation Inc. (dba Aucerna)(4)(7)(13)(22)	First lien senior secured loan	L + 5.75%	5/13/2025	46,739	46,289	45,337	3.0%
3ES Innovation Inc. (dba Aucerna)(4)(13)(15)(16)(22)	First lien senior secured revolving loan	L + 5.75%	5/13/2025	—	(42)	(137)	—%
Project Power Buyer, LLC (dba PEC-Veriforce)(4)(7)(13)	First lien senior secured loan	L + 6.25%	5/14/2026	53,591	52,987	53,055	3.5%
Project Power Buyer, LLC (dba PEC-Veriforce)(4)(13)(15)(16)	First lien senior secured revolving loan	L + 6.25%	5/14/2025	—	(34)	(38)	—%
				100,330	99,200	98,217	6.5%
Professional services
Gerson Lehrman Group, Inc.(4)(7)(13)	First lien senior secured loan	L + 4.75%	12/12/2024	45,731	45,348	45,731	3.1%
Gerson Lehrman Group, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 4.25%	12/12/2024	—	(24)	—	—%
				45,731	45,324	45,731	3.1%

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Technology infrastructure
BCPE Nucleon (DE) SPV, LP(4)(7)(13)	First lien senior secured loan	L + 7.00%	9/24/2026	150,000	147,765	147,750	9.9%
				150,000	147,765	147,750	9.9%
Total portfolio company debt investments				$2,882,086	$2,840,848	$2,858,926	190.8%
Portfolio company equity investments
Business services
Circle Internet Services, Inc.(18)	Series D Preferred Stock			2,934,961	$15,000	$26,415	1.8%
Circle Internet Services, Inc.(18)	Series E Preferred Stock			821,806	6,917	7,396	0.5%
Circle Internet Services, Inc.(18)	Warrants			244,580	—	1,188	0.1%
SLA Eclipse Co-Invest, L.P.(18)(20)	Series B Preferred Stock			1,641,929	15,153	16,950	1.1%
				5,643,276	37,070	51,949	3.5%
eCommerce and digital marketplaces
Poshmark, Inc.(18)	Common Stock			303,529	5,162	6,829	0.5%
				303,529	5,162	6,829	0.5%
Financial services
eShares, Inc. (dba Carta)(18)	Series E Preferred Stock			186,904	2,008	3,106	0.2%
Remitly Global, Inc (18)	Series E Preferred Stock			1,678,810	10,008	13,689	0.9%
Remitly Global, Inc (18)	Series F Preferred Stock			1,093,421	10,000	10,000	0.7%
				2,959,135	22,016	26,795	1.8%
Technology infrastructure
Algolia, Inc.(18)	Series C Preferred Stock			970,281	10,000	12,838	0.9%
SalesLoft, Inc.(13)(18)(21)	Series E Preferred Stock			8,660,919	49,073	49,073	3.3%
SalesLoft, Inc.(13)(18)(21)	Common Stock			181,776	927	927	0.1%
UserZoom Technologies, Inc.(13)(18)(21)	Series B Preferred Stock			12,000,769	50,002	50,000	3.3%
				21,813,745	110,002	112,838	7.6%
Total portfolio company equity investments					$174,250	$198,411	13.4%
Total Investments					$3,015,098	$3,057,337	204.2%

(1)
Unless otherwise indicated, all investments are considered Level 3 investments.

(2)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(3)
As of December 31, 2020, the net estimated unrealized gain on investments for U.S. federal income tax purposes was $41.0 million based on a tax cost basis of $3.0 billion. As of December 31, 2020, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $12.8 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $53.8 million.

(4)
Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three-, six-, or twelve-month LIBOR), British Pound Sterling LIBOR (“GBPLIBOR” or “G”), or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.

(5)
The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2020 was 0.14%.

(6)
The interest rate on these loans is subject to 2 month LIBOR, which as of December 31, 2020 was 0.19%.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
(7)
The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2020 was 0.24%.

(8)
The interest rate on these loans is subject to 6 month LIBOR, which as of December 31, 2020 was 0.26%.

(9)
The interest rate on these loans is subject to 12 month LIBOR, which as of December 31, 2020 was 0.34%.

(10)
The interest rate on these loans is subject to 6 month Canadian Dollar Offered Rate (“CDOR” or “C”), which as of December 31, 2020 was 0.62%.

(11)
The interest rate on these loans is subject to Prime, which as of December 31, 2020 was 3.25%.

(12)
The interest rate on this loan is subject to 6 month GBPLIBOR, which as of December 31, 2020 was 0.03%

(13)
Represents co-investment made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company relies on from the U.S. Securities and Exchange Commission. See Note 3 “Agreements and Related Party Transactions.”

(14)
Level 2 investment.

(15)
Position or portion thereof is an unfunded loan commitment. See Note 7 “Commitments and Contingencies”.

(16)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(17)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(18)
Security acquired in transaction exempt from registration under the Securities Act of 1933 and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2020, the aggregate fair value of these securities is $517.6 million or 34.6% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
Algolia, Inc.	Series C Preferred Stock	August 30, 2019
Circle Internet Services, Inc.	Series D Preferred Stock	May 20, 2019
Circle Internet Services, Inc.	Series E Preferred Stock	February 28, 2020
Circle Internet Services, Inc.	Warrants	May 20, 2019
DoorDash, Inc.	Convertible Note	February 19, 2020
eShares, Inc. (dba Carta)	Series E Preferred Stock	August 1, 2019
Poshmark, Inc.	Convertible Note	September 15, 2020
Poshmark, Inc.	Common Stock	February 28, 2019
Remitly Global, Inc.	Series E Preferred Stock	May 30, 2019
Remitly Global, Inc.	Series F Preferred Stock	August 3, 2020
SalesLoft, Inc.	Common Stock	December 24, 2020
SalesLoft, Inc.	Series E Preferred Stock	December 24, 2020
SLA Eclipse Co-Invest, L.P.	Series B Preferred Stock	September 30, 2019
Toast, Inc.	Convertible Note	June 19, 2020
UserZoom Technologies, Inc.	Series B Preferred Stock	September 9, 2020
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
(19)
Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facility I and CLO 2020-1. See Note 6 “Debt”.

(20)
Series B Preferred Stock is held indirectly through ownership in SLA Eclipse Co-Invest, L.P.

(21)
Under the 1940 Act, the Company is deemed to be an “Affiliated Person” of, as defined in the 1940 Act, this portfolio company, as the Company owns more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended December 31, 2020 in which the Company was an Affiliated Person of the portfolio company are as follows:

Company	Fair Value at December 31, 2019		Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Transfers	Fair Value at December 31, 2020	Other Income	Interest Income
UserZoom Technologies, Inc.	$		$50,002	$—	$(2)	$—	$—	$50,000	$375	$—
SalesLoft, Inc.		—	50,000	—	—	—	—	50,000	—	—
Total		$—	$100,002	$—	$(2)	$—	$—	$100,000	$375	$—

(a)
Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind interest or dividends, and the amortization of any unearned income or discounts on debt investments, as applicable.

(b)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on debt investments, as applicable.

(22)
This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2020, non-qualifying assets represented 12.8% of total assets as calculated in accordance with the regulatory requirements.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Statements of Changes in Net Assets
(Amounts in thousands)
(Unaudited)
	For the Three Months Ended March 31,
	2021	2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$25,418	$15,815
Net change in unrealized gain (loss)	41,824	(56,000)
Realized gain (loss)	1,028	(28)
Net Increase (Decrease) in Net Assets Resulting from Operations	68,270	(40,213)
Distributions
Distributions declared from earnings	(28,192)	(14,431)
Net Decrease in Net Assets Resulting from Shareholders’ Distributions	(28,192)	(14,431)
Capital Share Transactions
Issuance of common shares	249,991	211,386
Reinvestment of distributions	5,569	3,345
Net Increase in Net Assets Resulting from Capital Share Transactions	255,560	214,731
Total Increase in Net Assets	295,638	160,087
Net Assets, at beginning of period	1,496,879	777,172
Net Assets, at end of period	$1,792,517	$937,259
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Statements of Cash Flows
(Amounts in thousands)
(Unaudited)
	For the Three Months Ended March 31,
	2021	2020
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$68,270	$(40,213)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(438,888)	(480,898)
Proceeds from investments, net	333,019	71,085
Net amortization of discount on investments	(8,213)	(1,457)
Net change in unrealized (gain) loss on investments	(42,781)	55,990
Net change in unrealized (gains) losses on translation of assets and liabilities in foreign currencies	947	10
Net realized (gain) loss on investments	(74)	27
Net realized (gain) loss on foreign currency transactions relating to investments	(1)	—
Paid-in-kind interest	(7,490)	(889)
Amortization of debt issuance costs	2,015	769
Amortization of offering costs	62	64
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(1,311)	(2,584)
(Increase) decrease in dividend income receivable	(296)	—
(Increase) decrease in paid-in-kind interest receivable	(161)	—
(Increase) decrease in prepaid expenses and other assets	(276)	(109)
Increase (decrease) in management fee payable	1,222	599
Increase (decrease) in incentive fee payable	5,095	378
Increase (decrease) in payables to affiliates	(1,396)	(451)
Increase (decrease) in payable for investments purchased	—	39,485
Increase (decrease) in accrued expenses and other liabilities	13,975	245
Net cash used in operating activities	(76,282)	(357,949)
Cash Flows from Financing Activities
Borrowings on debt	360,635	456,500
Payments on debt	(318,000)	(310,000)
Debt issuance costs	(1,208)	(50)
Proceeds from issuance of common shares	249,965	209,783
Offering costs paid	(58)	(27)
Distributions paid	(15,538)	(8,431)
Net cash provided by financing activities	275,796	347,775
Net increase (decrease) in cash	199,514	(10,174)
Cash, beginning of period	82,236	142,363
Cash, end of period	$281,750	$132,189
Supplemental and Non-Cash Information
Interest expense paid	$3,690	$6,562
Distribution payable	$28,192	$14,431
Reinvestment of distributions during the period	$5,569	$3,345
Subscription receivable	$26	$1,603
The accompanying notes are an integral part of these consolidated financial statements.

Note 1.   Organization
Owl Rock Technology Finance Corp. (the “Company”) is a Maryland corporation formed on July 12, 2018. The Company was formed primarily to originate and make debt and equity investments in technology-related companies based primarily in the United States. The Company intends to originate and invest in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. The Company’s investment objective is to maximize total return by generating current income from its debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. The Company intends to invest in a broad range of established and high growth technology companies that are capitalizing on the large and growing demand for technology products and services. These companies use technology extensively to improve business processes, applications and opportunities or seek to grow through technological developments and innovations. These companies operate in technology-related industries or sectors which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology and internet and digital media. Within each industry or sector, the Company intends to invest in companies that are developing or offering goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. The Company refers to all of these companies as “technology-related” companies and intends, under normal circumstances, to invest at least 80% of the value of its total assets in such businesses.
The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, the Company is treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Because the Company has elected to be regulated as a BDC and qualifies as a RIC under the Code, the Company’s portfolio is subject to diversification and other requirements.
On September 24, 2018, the Company formed a wholly-owned subsidiary, OR Tech Lending LLC, a Delaware limited liability company. From time to time the Company may form wholly-owned subsidiaries to facilitate the normal course of business.
Owl Rock Technology Advisors LLC (the “Adviser”) serves as the Company’s investment adviser. The Adviser is an indirect subsidiary of Owl Rock Capital Partners LP (“Owl Rock Capital Partners”). The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the overall supervision of the Company’s board of directors (the “Board”), the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Company.
On December 23, 2020, Owl Rock Capital Group, the parent of the Adviser (and a subsidiary of Owl Rock Capital Partners), and Dyal Capital Partners (“Dyal”) announced they are merging to form Blue Owl Capital (“Blue Owl”). Blue Owl will enter the public market via its acquisition by Altimar Acquisition Corporation (NYSE:ATAC) (“Altimar”), a special purpose acquisition company (the “Transaction”). If the Transaction is consummated, there will be no changes to the Company’s investment strategy or the Adviser’s investment team or investment process with respect to the Company; however, the Transaction will result in a change in control of the Adviser, which will be deemed an assignment of the Investment Advisory Agreement in accordance with the 1940 Act. As a result, the Board, after considering the Transaction and subsequent change in control, has determined that upon consummation of the Transaction and subject to the approval of the Company’s shareholders the Company should enter into an amended and restated investment advisory agreement with the Adviser on terms that are identical to the Investment Advisory Agreement. At a special meeting of the Company’s shareholders held on March 17, 2021, the Company’s shareholders approved the Company’s entry, upon consummation of the Transaction, into the amended and restated advisory agreement with the Adviser on terms that are identical to the Advisory Agreement. The Board also determined that upon consummation of the Transaction, the Company should enter into an amended and restated administration agreement with the Adviser on terms that are identical to the Administration Agreement.

The Company conducts private offerings (each, a “Private Offering”) of its common shares to accredited investors in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”). At the closing of each Private Offering, each investor makes a capital commitment (a “Capital Commitment”) to purchase shares of the Company’s common stock pursuant to a subscription agreement entered into with the Company. Until the earlier of an Exchange Listing (as defined below) or the end of the Commitment Period (as defined below), investors are required to fund drawdowns to purchase shares of the Company’s common stock up to the amount of their respective Capital Commitment on an as-needed basis each time the Company delivers a drawdown notice to its investors. The initial closing of the Private Offering occurred on August 10, 2018 (the “Initial Closing”). Prior to the listing of our common stock on a national securities exchange (an “Exchange Listing”), the Adviser may, in its sole discretion, permit one or more additional closings (“Subsequent Closings”) as additional Capital Commitments are obtained (the conclusion of all Subsequent Closings, if any, the “Final Closing”). The “Commitment Period” will continue until the earlier of the (i) five year anniversary of the Final Closing and (ii) the seven year anniversary of the Initial Closing. If the Company has not consummated an Exchange Listing by the end of the Commitment Period, subject to extension of two additional one-year periods, in the sole discretion of the Board, the Board (subject to any necessary shareholder approvals and applicable requirements of the 1940 Act) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve the Company in an orderly manner.
As of August 10, 2018, the Company commenced its loan origination and investment activities contemporaneously with the initial drawdown from investors in the Private Offering. In September 2018, the Company made its first portfolio company investment.
Note 2.   Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements have been included. The Company was initially capitalized on August 7, 2018 and commenced operations on August 10, 2018. The Company’s fiscal year ends on December 31. The year ended December 31, 2018 as presented in the consolidated financial statements represents the period July 12, 2018 (inception) through December 31, 2018.
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.
Cash
Cash consists of deposits held at a custodian bank. Cash is carried at cost, which approximates fair value. The Company deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of the Company’s investments, are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Company’s audit committee and independent third-party valuation firm(s) engaged at the direction of the Board.
As part of the valuation process, the Board takes into account relevant factors in determining the fair value of the Company’s investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.
The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:
•
With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

•
With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;

•
Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee. Agreed upon valuation recommendations are presented to the Audit Committee;

•
The Audit Committee reviews the valuation recommendations and recommends values for each investment to the Board; and

•
The Board reviews the recommended valuations and determines the fair value of each investment.

The Company conducts this valuation process on a quarterly basis.
The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•
Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•
Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•
Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurs. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Company evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Company, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. We intend to comply with the new rule’s requirements on or before the compliance date in September 2022.
Foreign Currency
Foreign currency amounts are translated into U.S. dollars on the following basis:
•
cash, fair value of investments, outstanding debt, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•
purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations with the change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations. The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under the Company’s Revolving Credit Facility to fund these investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes amortization of discounts or premiums. Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest represents accrued interest that is added to the principal amount of the investment on the respective interest payment dates rather than being paid in cash and generally becomes due at maturity. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point the Company believes PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest income. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of March 31, 2021, no investments are on non-accrual status.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.
Other Income
From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are generally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to our portfolio companies.
Organization Expenses
Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.
Offering Expenses
Costs associated with the offering of common shares of the Company are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statements of Assets and Liabilities and are amortized over a twelve-month period beginning with commencement of operations. Expenses for any additional offerings are deferred and amortized as incurred. These expenses consist primarily of legal fees and other costs incurred in connection with the Company’s share offerings, the preparation of the Company’s registration statement, and registration fees.
Debt Issuance Costs
The Company records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized utilizing the straight-line method, which approximates the effective yield method, over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statements of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statements of Assets and Liabilities as an asset until the debt liability is recorded.
Reimbursement of Transaction-Related Expenses
The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Company’s portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and are included as a component of the investment’s cost basis.

Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.
Income Taxes
The Company has elected to be treated as a BDC under the 1940 Act. The Company has elected to be treated as a RIC under the Code beginning with its taxable period ending December 31, 2018 and intends to continue to qualify as a RIC. So long as the Company maintains its tax treatment as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Instead, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company.
To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain tax positions through December 31, 2020. The 2018 through 2020 tax years remain subject to examination by U.S. federal, state and local tax authorities.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon the earnings estimated by the Adviser. Net realized long-term capital gains, if any, would be generally distributed at least annually, although the Company may decide to retain such capital gains for investment.
The Company has adopted a dividend reinvestment plan that provides for reinvestment of any cash distributions on behalf of shareholders, unless a shareholder elects to receive cash. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have not “opted out” of the dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The Company expects to use newly issued shares to implement the dividend reinvestment plan.
Consolidation
As provided under Regulation S-X and ASC Topic 946 — Financial Services — Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the accounts of the Company’s wholly-owned subsidiaries in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation.

New Accounting Pronouncements
In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, “Reference Rate Reform (Topic 848),” which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. ASU No. 2021-01 provides increased clarity as the Company continues to evaluate the transition of reference rates and is currently evaluating the impact of adopting ASU No. 2020-04 and 2021-01 on the consolidated financial statements.
Other than the aforementioned guidance, the Company’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated financial statements.
Note 3.   Agreements and Related Party Transactions
Administration Agreement
The Company has entered into an Administration Agreement (the “Administration Agreement”) with the Adviser. Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which include providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others.
The Administration Agreement also provides that the Company reimburses the Adviser for certain organization costs incurred prior to the commencement of the Company’s operations, and for certain offering costs.
The Company reimburses the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party.
Unless earlier terminated as described below, the Administration Agreement, and subject to consummation of the Transaction, the amended and restated administration agreement, will remain in effect from year to year if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent directors. The Administration Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act), or by the vote of a majority of the Board or by the Adviser.
No person who is an officer, director, or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company’s officers who provide operational and administrative services, as well as their respective staffs and other professionals who provide services to the Company, who assist with the preparation, coordination and administration of the foregoing or provide other “back office” or “middle office”, financial or operational services to the Company (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.
For the three months ended March 31, 2021 and 2020, the Company incurred expenses of approximately $0.4 million and $0.5 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement.

As of March 31, 2021 and December 31, 2020, amounts reimbursable to the Adviser pursuant to the Administration Agreement were $0.9 million and $2.3 million, respectively.
Investment Advisory Agreement
The Company has entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Adviser. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.
The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.
Unless earlier terminated as described below, the Investment Advisory Agreement, and subject to the consummation of the Transaction, the amended and restated investment advisory agreement will remain in effect from year-to-year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, by a majority of independent directors.
The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of any penalty, the Investment Advisory Agreement may be terminated by the vote of the outstanding voting securities of the Company (as defined in the 1940 Act), or by the vote of a majority of the Board. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.
On December 23, 2020, Owl Rock Capital Group, the parent of the Adviser (and a subsidiary of Owl Rock Capital Partners), and Dyal announced they are merging to form Blue Owl. Blue Owl will enter the public market via its acquisition by Altimar, a special purpose acquisition company. The Transaction, if consummated, will be deemed a change in control of the Adviser, which will result in the assignment of the Investment Advisory Agreement in accordance with the 1940 Act. As a result, the Board, after considering the Transaction and subsequent change in control, has determined that upon consummation of the Transaction and subject to the approval of the Company’s shareholders the Company should enter into an amended and restated investment advisory agreement with the Adviser on terms that are identical to the Investment Advisory Agreement. At a special meeting of the Company’s shareholders held on March 17, 2021, the Company’s shareholders approved the Company’s entry, upon consummation of the Transaction, into the amended and restated advisory agreement with the Adviser on terms that are identical to the Advisory Agreement.
From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.
Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and may also pay to it certain incentive fees. The cost of both the management fee and the incentive fee will ultimately be borne by the Company’s shareholders.
The management fee (“Management Fee”) is payable quarterly in arrears. Prior to the future quotation or listing of the Company’s securities on a national securities exchange (an “Exchange Listing”) or the future quotation or listing of its securities on any other public trading market, the Management Fee is payable at an annual rate of 0.90% of the Company’s (i) average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters; provided, however, that no Management Fee will be charged on the value of gross assets (excluding cash and cash- equivalents but including assets purchased with borrowed amounts) that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act; plus (ii) the average of any remaining unfunded Capital Commitments at the end of the two most recently completed calendar quarters. Following an Exchange Listing, the Management Fee is payable at an annual rate of (x) 1.50% of the Company’s average gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts) that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act and (y) 1.00% of the Company’s average gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts) that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, in each case, at the end of the two most recently completed calendar quarters payable quarterly in arrears. The Management Fee will be appropriately prorated and adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuances or repurchases during the relevant calendar quarters. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter). For purposes of the Investment Advisory Agreement, gross assets means the Company’s total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.
For the three months ended March 31, 2021 and 2020, management fees were $10.6 million and $7.4 million, respectively.
Pursuant to the Investment Advisory Agreement, the Adviser is entitled to an incentive fee (“Incentive Fee”), which consists of two components that are independent of each other, with the result that one component may be payable even if the other is not.
The portion of the Incentive Fee based on income is determined and paid quarterly in arrears commencing with the first calendar quarter following the initial closing date, and equals (i) prior to an Exchange Listing, 100% of the pre- Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate”, until the Adviser has received 10% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.67% quarterly, 10% of all remaining pre- Incentive Fee net investment income for that calendar quarter, and (ii) subsequent to an Exchange Listing, 100% of the pre- Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an Incentive Fee of (i) prior to an Exchange Listing, 10% on all pre- Incentive Fee net investment income when that amount equals 1.67% in a calendar quarter (6.67% annualized), and (ii) subsequent to an Exchange Listing, 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which, in each case, is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, (i) prior to an Exchange Listing, 10% of any pre-Incentive Fee net investment income in excess of 1.67% in any calendar quarter is payable to the Adviser, and (ii) subsequent to an Exchange Listing, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.
For the three months ended March 31, 2021 and 2020, the Company incurred incentive fees based on net investment income of $3.3 million and $1.8 million, respectively.
The second component of the Incentive Fee, the “Capital Gains Incentive Fee,” payable at the end of each calendar year in arrears, equals, (i) prior to an Exchange Listing, 10% of cumulative realized capital gains from the initial closing date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the initial closing date to the end of each calendar year, and (ii) subsequent to an Exchange Listing, 17.5% of cumulative realized capital gains from the Listing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year. Each year, the fee paid for the Capital Gains Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. The Company will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if the Company was to sell the relevant investment and realize a capital gain. The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. For the sole purpose of calculating the Capital Gains Incentive Fee, the cost basis as of the initial closing date for all of the Company’s investments made prior to the initial closing date will be equal to the fair value of such investments as of the last day of the calendar quarter in which the initial closing date occurs; provided, however, that in no event will the Capital Gains Fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
For the three months ended March 31, 2021, the Company incurred performance based incentive fees based on capital gains of $4.3 million. The Company did not incur performance based incentive fees based on capital gains for the three months ended March 31, 2020.
Dealer Manager Agreement
On November 6, 2018, the Company and the Adviser entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Owl Rock Capital Securities LLC (“Owl Rock Securities”), pursuant to which Owl Rock Securities and certain participating broker-dealers will solicit Capital Commitments in the Private Offerings. In addition, the Company has entered into a placement agent agreement (the “Placement Agent Agreement”) with Owl Rock Securities pursuant to which employees of Owl Rock Securities may conduct placement activities.
Owl Rock Securities, an affiliate of Owl Rock (as defined below), is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority. Fees paid pursuant to these agreements will be paid by the Adviser.
Affiliated Transactions
The Company may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. The Company intends to rely on exemptive relief that has been granted by the SEC to Owl Rock Capital Advisors LLC (“ORCA”) and certain of its affiliates to permit the Company to co-invest with other funds managed by the Adviser or its affiliates, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, the Company generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching of the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company’s shareholders and is consistent with its investment objective and strategies, and (3) the investment by its affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which its affiliates are investing. In addition, pursuant to an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs, through December 31, 2020, the Company was permitted, subject to the satisfaction of certain conditions, to complete follow-on investments in its existing portfolio companies with certain private funds managed by the Adviser or its affiliates and covered by the Company’s exemptive relief, even if such private funds have not previously invested in such existing portfolio company. Without this order, private funds would generally not be able to participate in such follow-on investments with the Company unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with the Company. Although the conditional exemptive order has expired, the SEC’s Division of Investment Management has indicated that until March 31, 2022, it will not recommend enforcement action, to the extent that any BDC with an existing co-investment order continues to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein. The Adviser is under common control with ORCA, Owl Rock Private Fund Advisors LLC (“ORPFA”) and Owl Rock Diversified Advisors LLC (“ORDA”), which are also investment advisers and indirect subsidiaries of Owl Rock Capital Partners. The Adviser, ORCA, ORPFA, ORDA and Owl Rock Capital Partners are referred to, collectively, as “Owl Rock.” Owl Rock’s investment allocation policy seeks to ensure equitable allocation of investment opportunities between the Company, Owl Rock Capital Corporation, Owl Rock Capital Corporation II, Owl Rock Core Income Corp., which are BDCs advised by ORCA, Owl Rock Capital Corporation III, a BDC advised by ORDA, and/or other funds managed by the Adviser or its affiliates, (collectively, the “Owl Rock Clients”). As a result of exemptive relief, there could be significant overlap in the Company’s investment portfolio and investment portfolios of the Owl Rock Clients and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.
License Agreement
The Company has entered into a license agreement (the “License Agreement”) pursuant to which an affiliate of Owl Rock Capital Partners LP has granted the Company a non-exclusive license to use the name “Owl Rock.” Under the License Agreement, the Company has a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company will have no legal right to the “Owl Rock” name or logo.
Note 4.   Investments
Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments. The information in the tables below is presented on an aggregate portfolio basis, without regard to whether they are non-controlled non-affiliated, non-controlled affiliated or controlled affiliated investments.
Investments at fair value and amortized cost consisted of the following as of March 31, 2021 and December 31, 2020:
	March 31, 2021		December 31, 2020
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$2,312,455	$2,320,027	$2,258,128	$2,261,996
Second-lien senior secured debt investments	132,583	133,954	206,266	208,328
Unsecured debt investments	407,295	440,185	376,454	388,602
Equity investments	284,413	327,633	174,250	198,411
Total Investments	$3,136,746	$3,221,799	$3,015,098	$3,057,337
The industry composition of investments based on fair value as of March 31, 2021 and December 31, 2020 was as follows:
	March 31, 2021	December 31, 2020
Aerospace and defense	0.2%	—%
Buildings and real estate	1.4	1.5
Business services	16.3	18.4
Data and information services	14.2	15.2
eCommerce and digital marketplaces	5.1	1.9
Education	8.8	9.5
Financial services	13.7	7.9
Food and beverage	5.7	8.7
Healthcare technology	11.9	12.5
Human resource support services	0.1	0.1

	March 31, 2021	December 31, 2020
Insurance	2.0	2.6
Internet and digital media	3.4	3.6
Leisure and entertainment	2.0	2.9
Manufacturing	1.9	2.0
Oil and gas	3.1	3.2
Professional services	1.4	1.5
Technology Infrastructure	8.8	8.5
Total	100.0%	100.0%

The geographic composition of investments based on fair value as of March 31, 2021 and December 31, 2020 was as follows:
	March 31, 2021	December 31, 2020
United States:
Midwest	7.7%	7.8%
Northeast	23.6	23.9
South	24.0	26.2
West	28.7	28.7
Canada	5.2	4.4
Guernsey	6.0	—
Israel	3.9	4.1
United Kingdom	0.9	4.9
Total	100.0%	100.0%
Note 5.   Fair Value of Investments
Investments
The following tables present the fair value hierarchy of investments as of March 31, 2021 and December 31, 2020:
	Fair Value Hierarchy as of March 31, 2021
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$19,710	$2,300,317	$2,320,027
Second-lien senior secured debt investments	—	11,023	122,931	133,954
Unsecured debt investments	—	—	440,185	440,185
Equity	—	55,157	272,476	327,633
Total Investments at fair value	$—	$85,890	$3,135,909	$3,221,799
	Fair Value Hierarchy as of December 31, 2020
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$19,641	$2,242,355	$2,261,996
Second-lien senior secured debt investments	—	23,332	184,996	208,328
Unsecured debt investments	—	—	388,602	388,602
Equity	—	—	198,411	198,411
Total Investments at fair value	$—	$42,973	$3,014,364	$3,057,337

The following tables present changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the three months ended March 31, 2021 and 2020:
	As of and for the Three Months Ended March 31, 2021
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Equity	Total
Fair value, beginning of period	$2,242,355	$184,996	$388,602	$198,411	$3,014,364
Purchases of investments, net	184,243	—	185,835	58,235	428,313
Payment-in-kind	2,505	—	4,985	—	7,490
Proceeds from investments, net	(136,425)	(63,279)	(110,389)	—	(310,093)
Net change in unrealized gain (loss)	3,648	(268)	21,589	15,830	40,799
Net realized gains (losses)	75	—	—	—	75
Net amortization of discount on investments	3,916	1,482	2,063	—	7,461
Transfers into (out of) Level 3(1)	—	—	(52,500)	—	(52,500)
Fair value, end of period	$2,300,317	$122,931	$440,185	$272,476	$3,135,909

(1)
Transfers between levels, if any, are recognized at the beginning of the period noted. For the three months ended March 31, 2021, transfers between Level 2 and Level 3 were as a result of changes in the observability of significant inputs for certain portfolio companies.

	As of and for the Three Months Ended March 31, 2020
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Equity	Total
Fair value, beginning of period	$1,342,405	$19,600	$—	$57,453	$1,419,458
Purchases of investments, net	286,541	69,747	98,706	6,917	461,911
Payment-in-kind	556	—	333	—	889
Proceeds from investments, net	(71,085)	—	—	—	(71,085)
Net change in unrealized gain (loss)	(60,589)	(4,224)	2,275	6,515	(56,023)
Net realized gains (losses)	(27)	—	—	—	(27)
Net amortization of discount on investments	1,414	16	23	—	1,453
Transfers into (out of) Level 3(1)	39,851	16,636	—	—	56,487
Fair value, end of period	$1,539,066	$101,775	$101,337	$70,885	$1,813,063

(1)
Transfers between levels, if any, are recognized at the beginning of the period noted. For the three months ended March 31, 2020, transfers between Level 2 and Level 3 were as a result of changes in the observability of significant inputs for certain portfolio companies.

The following tables present information with respect to net change in unrealized gains (losses) on investments for which Level 3 inputs were used in determining the fair value that are still held by the Company for the three months ended March 31, 2021 and 2020:
($ in thousands)	Net change in unrealized gain (loss) for the Three Months Ended March 31, 2021 on Investments Held at March 31, 2021	Net change in unrealized gain (loss) for the Three Months Ended March 31, 2020 on Investments Held at March 31, 2020
First-lien senior secured debt investments	$8,494	$(60,818)
Second-lien senior secured debt investments	385	(4,224)
Unsecured debt investments	23,784	2,275
Equity investments	15,830	6,515
Total Investments	$48,493	$(56,252)
The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of March 31, 2021 and December 31, 2020. The weighted average range of unobservable inputs is based on fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Company’s determination of fair value.
	As of March 31, 2021
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$2,188,414	Yield Analysis	Market Yield	5.2% – 13.2% (8.3)%	Decrease
	111,903	Recent Transaction	Transaction Price	97.5% – 98.5% (98.0)%	Increase
Second-lien senior secured debt investments(1)	$89,991	Yield Analysis	Market Yield	6.8% – 11.3% (10.0)%	Decrease
Unsecured debt investments	$255,064	Yield Analysis	Market Yield	6.5% – 10.2% (9.2)%	Decrease
	185,121	Recent Transaction	Transaction Price	98.8% – 100.0% (99.2)%	Increase
Equity	$178,027	Market Approach	Revenue Multiple	6.0x – 10.1x (8.6x)	Increase
	11,276	Market Approach	Discount for Lack of Marketability	$37.15 $(37.15)	Decrease
	7,504	Market Approach	Transaction Price	$40.15 $(40.15)	Increase
	58,232	Recent Transaction	Transaction Price	$4.61 – $419.99 $(48.38)	Increase
	17,437	Yield Analysis	Market Yield	9.9% (9.9)%	Decrease

(1)
Excludes investments with an aggregate fair value amounting to $32,940, which the Company valued using indicative bid prices obtained from brokers.

	As of December 31, 2020
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$1,884,470	Yield Analysis	Market Yield	5.0% – 13.4% (8.4)%	Decrease
	357,885	Recent Transaction	Transaction Price	98.0% – 99.0% (98.5)%	Increase
Second-lien senior secured debt investments(1)	$91,626	Yield Analysis	Market Yield	6.9% – 12.0% (10.4)%	Decrease
	60,239	Recent Transaction	Transaction Price	97.0% – 99.5% (98.3)%	Increase
Unsecured debt investments	$388,602	Yield Analysis	Market Yield	8.1% – 17.6% (11.4)%	Decrease
Equity	$16,950	Yield Analysis	Market Yield	10.1% (10.1)%	Decrease
	50,000	Recent Transaction	Transaction Price	$5.10 – $5.67 $(5.66)	Increase
	131,461	Market Approach	Revenue Multiple	5.1x – 24.3x (8.7x)	Increase

(1)
Excludes investments with an aggregate fair value amounting to $33,131, which the Company valued using indicative bid prices obtained from brokers.

The Company typically determines the fair value of its performing Level 3 debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Company’s investment within the portfolio company’s capital structure.
Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. For the Company’s Level 3 equity investments, a market approach, based on comparable publicly-traded company and comparable market transaction multiples of revenues, earnings before interest, taxes, depreciation and amortization (“EBITDA”) or some combination thereof and comparable market transactions typically would be used.
Debt Not Carried at Fair Value
Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company’s marketplace credit ratings, or market quotes, if available. The following table presents the carrying and fair values of the Company’s debt obligations as of March 31, 2021 and December 31, 2020:
	March 31, 2021		December 31, 2020
($ in thousands)	Net Carrying Value(1)	Fair Value	Net Carrying Value(2)	Fair Value
Subscription Credit Facility	$24,602	$24,602	$103,970	$103,970
Revolving Credit Facility	185,205	185,205	62,037	62,037
SPV Asset Facility I	286,387	286,387	286,309	286,309
June 2025 Notes	205,254	236,775	205,011	235,200
December 2025 Notes	392,292	427,000	391,931	418,000
June 2026 Notes	367,599	382,500	367,804	376,875
CLO 2020-1	197,123	197,123	197,056	197,056
Total Debt	$1,658,462	$1,739,592	$1,614,118	$1,679,447

(1)
The carrying value of the Company’s Subscription Credit Facility, Revolving Credit Facility, SPV Asset Facility I, June 2025 Notes, December 2025 Notes, June 2026 Notes, and CLO 2020-1 are presented net of unamortized debt issuance costs of $1.4 million, $6.6 million, $3.6 million, $4.7 million, $7.7 million, $7.4 million and $2.9 million, respectively.

(2)
The carrying value of the Company’s Subscription Credit Facility, Revolving Credit Facility, SPV Asset Facility I, June 2025 Notes, December 2025 Notes, June 2026 Notes, and CLO 2020-1 are presented net of unamortized debt issuance costs of $1.9 million, $6.3 million, $3.7 million, $5.0 million, $8.1 million, $7.2 million, $2.9 million, respectively.

Financial Instruments Not Carried at Fair Value
As of March 31, 2021 and December 31, 2020, the carrying amounts of the Company’s assets and liabilities, other than investments at fair value and debt, approximate fair value due to their short maturities.
Note 6.   Debt
In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. The Company’s asset coverage was 205% and 191% as of March 31, 2021 and December 31, 2020, respectively.
Debt obligations consisted of the following as of March 31, 2021 and December 31, 2020:
	March 31, 2021
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)(3)(4)(5)(6)(7)(8)
Subscription Credit Facility	$700,000	$25,956	$618,340	$24,602
Revolving Credit Facility	740,000	191,778	548,222	185,205
SPV Asset Facility I	300,000	290,000	10,000	286,387
June 2025 Notes	210,000	210,000	—	205,254
December 2025 Notes	400,000	400,000	—	392,292
June 2026 Notes	375,000	375,000	—	367,599
CLO 2020-1	200,000	200,000	—	197,123
Total Debt	$2,925,000	$1,692,734	$1,176,562	$1,658,462

(1)
The amount available reflects any limitations related to each credit facility’s borrowing base.

(2)
The carrying value of the Company’s Subscription Credit Facility is presented net of unamortized debt issuance costs of $1.4 million.

(3)
The carrying value of the Company’s Revolving Credit Facility is presented net of unamortized debt issuance costs of $6.6 million.

(4)
The carrying value of the Company’s SPV Asset Facility I is presented net of unamortized debt issuance costs of $3.6 million.

(5)
The carrying value of the Company’s June 2025 Notes is presented net of unamortized debt issuance costs of $4.7 million.

(6)
The carrying value of the Company’s December 2025 Notes is presented net of unamortized debt issuance costs of $7.7 million.

(7)
The carrying value of the Company’s June 2026 Notes is presented net of unamortized debt issuance costs of $7.4 million.

(8)
The carrying value of the Company’s CLO 2020-1 is presented net of unamortized debt issuance costs of $2.9 million.

	December 31, 2020
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)(3)(4)(5)(6)(7)(8)
Subscription Credit Facility	$700,000	$105,849	$557,328	$103,970
Revolving Credit Facility	590,000	68,347	521,653	62,037
SPV Asset Facility I	300,000	290,000	10,000	286,309
June 2025 Notes	210,000	210,000	—	205,011
December 2025 Notes	400,000	400,000	—	391,931
June 2026 Notes	375,000	375,000	—	367,804
CLO 2020-1	200,000	200,000	—	197,056
Total Debt	$2,775,000	$1,649,196	$1,088,981	$1,614,118

(1)
The amount available reflects any limitations related to each credit facility’s borrowing base.

(2)
The carrying value of the Company’s Subscription Credit Facility is presented net of unamortized debt issuance costs of $1.9 million.

(3)
The carrying value of the Company’s Revolving Credit Facility is presented net of unamortized debt issuance costs of $6.3 million.

(4)
The carrying value of the Company’s SPV Asset Facility I is presented net of unamortized debt issuance costs of $3.7 million.

(5)
The carrying value of the Company’s June 2025 Notes is presented net of unamortized debt issuance costs of $5.0 million.

(6)
The carrying value of the Company’s December 2025 Notes is presented net of unamortized debt issuance costs of $8.1 million.

(7)
The carrying value of the Company’s June 2026 Notes is presented net of unamortized debt issuance costs of $7.2 million.

(8)
The carrying value of the Company’s CLO 2020-1 is presented net of unamortized debt issuance costs of $2.9 million..

For the three months ended March 31, 2021 and 2020, the components of interest expense were as follows:
	For the Three Months Ended March 31,
($ in thousands)	2021	2020
Interest expense	$17,942	$6,865
Amortization of debt issuance costs	2,015	769
Total Interest Expense	$19,957	$7,634
Average interest rate	4.35%	3.25%
Average daily borrowings	$1,648,395	$797,512
Credit Facilities
Subscription Credit Facility
On November 19, 2018 (the “Closing Date”), the Company entered into a revolving credit facility (the “Subscription Credit Facility”) with Wells Fargo Bank, National Association (“Wells Fargo”) as administrative agent (the “Administrative Agent”), and Wells Fargo, PNC Bank, National Association (“PNC”), and State Street Bank and Trust Company (“State Street”), as lenders.
The maximum principal amount of the Subscription Credit Facility is $700 million which decreased from $750 million on June 29, 2020, and previously decreased from $800 million to $750 million on June 3,

2020 and from $900 to $800 million on May 20, 2020. The Subscription Credit Facility previously increased from $800 million to $900 million on December 19, 2019, $700 million to $800 million on August 20, 2019, $500 million to $700 million on June 24, 2019, $450 million to $500 million on March 8, 2019 and from $350 million to $450 million on February 25, 2019, subject to availability under the borrowing base, which is based on unused capital commitments. The Subscription Credit Facility includes a provision permitting the Company to further increase the size of the Subscription Credit Facility under certain circumstances up to a maximum principal amount not to exceed an agreed amount, if the existing or new lenders agree to commit to such further increase, which is referred to as the accordion feature.
On June 6, 2019, the Company entered into the First Amendment to the Subscription Credit Facility. Among other changes, the Amendment (a) increased the accordion feature from $1 billion to $1.1 billion; (b) added a financial covenant requiring that the fair market value of the Company’s investments be equal to or greater than 85% of the aggregate cost assigned to such investments on the Company’s financial statements, and (c) added a financial covenant requiring that from June 30, 2019 until the earlier of (i) the “Final Closing Date” as such term is defined in the form of subscription agreement for the Company and (ii) June 30, 2020 (or such later date as requested by the Company and agreed to by the Administrative Agent), the value of the Company’s total assets over its total liabilities be greater than $500 million.
Borrowings under the Subscription Credit Facility bear interest, at the Company’s election at the time of drawdown, at a rate per annum equal to (i) in the case of LIBOR rate loans, an adjusted LIBOR rate for the applicable interest period plus 1.50% or (ii) in the case of reference rate loans, the greatest of (A) a prime rate plus 0.50%, (B) the federal funds rate plus 1.00%, and (C) one-month LIBOR plus 1.50%. The Company generally borrows utilizing LIBOR loans, generally electing one-month LIBOR upon borrowing. Loans may be converted from one rate to another at any time at the Company’s election, subject to certain conditions. The Company also will pay an unused commitment fee of 0.25% per annum on the unused commitments.
The Subscription Credit Facility will mature upon the earliest of: (i) the date three (3) years from the Closing Date (the “Subscription Credit Facility Stated Maturity Date”); (ii) the date upon which the Administrative Agent declares the obligations under the Subscription Credit Facility due and payable after the occurrence of an event of default; (iii) forty-five (45) days prior to the scheduled termination of the commitment period under the Company’s subscription agreements; (iv) forty-five (45) days prior to the date of any listing of the Company’s common stock on a national securities exchange; (v) the termination of the commitment period under the Company’s subscription agreements (if earlier than the scheduled date); and (vi) the date the Company terminates the commitments pursuant to the Subscription Credit Facility. At our option, the Subscription Credit Facility Stated Maturity Date may be extended by up to 364 days subject to satisfaction of customary conditions.
The Subscription Credit Facility is secured by a perfected first priority security interest in the Company’s right, title, and interest in and to the capital commitments of the Company’s private investors, including the Company’s right to make capital calls, receive and apply capital contributions, enforce remedies and claims related thereto together with capital call proceeds and related rights, and a pledge of the collateral account into which capital call proceeds are deposited.
The Subscription Credit Facility contains customary covenants, including certain limitations on the incurrence by us of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events, and customary events of default (with customary cure and notice provisions).
Transfers of interests in the Company by investors must comply with certain sections of the Subscription Credit Facility and we shall notify the Administrative Agent before such transfers take place. Such transfers may trigger mandatory prepayment obligations.
Revolving Credit Facility
On March 15, 2019, the Company entered into a Senior Secured Revolving Credit Agreement, as amended by the First Amendment to Senior Secured Revolving Credit Agreement dated September 3, 2020 (the “Revolving Credit Facility”). The parties to the Revolving Credit Facility include the Company, as

Borrower, the lenders from time to time parties thereto (each a “Lender” and collectively, the “Lenders”) and Truist Securities, Inc. and ING Capital LLC as Joint Lead Arrangers and Joint Bookrunners, and Truist Bank (as successor by merger to SunTrust Bank) as Administrative Agent.
The Revolving Credit Facility is guaranteed by OR Tech Lending LLC and will be guaranteed by certain domestic subsidiaries of the Company that are formed or acquired by the Company in the future (collectively, the “Guarantors”).
On September 3, 2020, the Company entered into the First Amendment to Senior Secured Revolving Credit Agreement (the “Amendment”), which amended the Revolving Credit Facility. Among other changes, the Amendment (a) increased the aggregate commitments under the Revolving Credit Facility from $240 million to $540 million; (b) increased the accordion feature, which allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility, from $750 million to $1.25 billion and (c) (i) extended the stated maturity date from March 15, 2023 to September 3, 2025 and (ii) extended the commitment termination date from March 15, 2022 to September 3, 2024.
The maximum principal amount of the Revolving Credit Facility is $740 million (increased from $700 million on February 8, 2021; previously, increased from $650 million on January 22, 2021; previously, increased from $590 million on January 8, 2021; previously increased from $540 million on December 8, 2020; previously increased from $365 million on September 3, 2020; previously increased on July 31, 2020 from $315 million to $365 million; previously increased on July 10, 2020 from $305 million to $315 million; previously increased on July 26, 2019 from $280 million to $305 million; previously increased on May 2, 2019 from $240 million to $280 million), subject to availability under the borrowing base, which is based on the Company’s portfolio investments and other outstanding indebtedness. Maximum capacity under the Revolving Credit Facility may be increased to $1.25 billion through the exercise by the Borrower of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing (increased from $750 million on September 3, 2020). The Revolving Credit Facility includes a $50 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Company and each Guarantor, subject to certain exceptions.
The availability period under the Revolving Credit Facility will terminate on September 3, 2024 (“Commitment Termination Date”) and the Revolving Credit Facility will mature on September 3, 2025 (“Revolving Credit Facility Maturity Date”). During the period from the Commitment Termination Date to the Revolving Credit Facility Maturity Date, the Company will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.
The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility will bear interest at either LIBOR plus 2.00%, or base rate plus 1.00%. The Company may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time at the Company’s option, subject to certain conditions. The Company generally borrows utilizing LIBOR loans, generally electing one-month LIBOR upon borrowing. The Company will also pay a fee of 0.375% on undrawn amounts under the Revolving Credit Facility.
The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company’s ability to make distributions to its shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default.
SPV Asset Facility I
On August 11, 2020 (the “SPV Asset Facility I Closing Date”), OR Tech Financing I LLC (OR Tech Financing I”), a Delaware limited liability company and newly formed wholly-owned subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility I”), with OR Tech Financing I, as borrower, Massachusetts Mutual Life Insurance Company, as initial Lender, Alter Domus (US) LLC, as

Administrative Agent and Document Custodian, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and the lenders from time to time party thereto pursuant to Assignment and Assumption Agreements.
From time to time, the Company expects to sell and contribute certain investments to OR Tech Financing I pursuant to a Sale and Contribution Agreement by and between the Company and OR Tech Financing I. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility I will be used to finance the origination and acquisition of eligible assets by OR Tech Financing I, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by OR Tech Financing I through ownership of OR Tech Financing I. The total term loan commitment of the SPV Asset Facility I is $300 million. The availability of the commitments are subject to a ramp up period and subject to an overcollateralization ratio test, which is based on the value of OR Tech Financing I assets from time to time, and satisfaction of certain other tests and conditions, including an advance rate test, interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility I provides for the ability to draw term loans for a period of up to two years after the Closing Date unless the commitments are terminated as provided in the SPV Asset Facility I (the “Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility I will mature on August 12, 2030 (the “SPV Asset Facility I Stated Maturity”). Prior to the SPV Asset Facility I Stated Maturity, proceeds received by OR Tech Financing I from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility I Stated Maturity, OR Tech Financing I must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at LIBOR plus a spread of 3.50%. The SPV Asset Facility I contains customary covenants, limitations on the activities of OR Tech Financing I, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility I is secured by a perfected first priority security interest in the assets of OR Tech Financing I and on any payments received by OR Tech Financing I in respect of those assets. Assets pledged to the Lenders will not be available to pay the debts of the Company.
Unsecured Notes
June 2025 Notes
On June 12, 2020, the Company issued $210 million aggregate principal amount of 6.75% notes due 2025 (the “June 2025 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The June 2025 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The June 2025 Notes were issued pursuant to an Indenture dated as of June 12, 2020 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and a First Supplemental Indenture, dated as of June 12, 2020 (the “First Supplemental Indenture” and together with the Base Indenture, the “June 2025 Indenture”), between the Company and the Trustee. The June 2025 Notes will mature on June 30, 2025 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the June 2025 Indenture. The June 2025 Notes initially bear interest at a rate of 6.75% per year payable semi-annually on June 30 and December 30 of each year, commencing on December 30, 2020. As described in the First Supplemental Indenture, if the June 2025 Notes cease to have an investment grade rating from Kroll Bond Rating Agency (or if Kroll Bond Rating Agency ceases to rate the June 2025 Notes or fails to make a rating of the June 2025 Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization,” as defined in Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Kroll Bond Rating Agency) (an “Interest Rate Adjustment Event”), the interest rate on the June 2025 Notes will increase to 7.50% from the date of the Interest Rate Adjustment Event until the date on which the June 2025 Notes next again receive an investment grade rating. The June 2025 Notes will be our direct, general unsecured obligations and will rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the June 2025 Notes. The June 2025 Notes will rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior. The June 2025 Notes will rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The June 2025 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The June 2025 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the June 2025 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the June 2025 Indenture.
In addition, if a change of control repurchase event, as defined in the June 2025 Indenture, occurs prior to maturity, holders of the June 2025 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the June 2025 Notes at a repurchase price equal to 100% of the aggregate principal amount of the June 2025 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
December 2025 Notes
On September 23, 2020, the Company issued $400 million aggregate principal amount of its 4.75% notes due 2025 (the “December 2025 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The December 2025 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The December 2025 Notes were issued pursuant to the Base Indenture and a Second Supplemental Indenture, dated as of September 23, 2020 (the “Second Supplemental Indenture” and together with the Base Indenture, the “December 2025 Indenture”), between the Company and the Trustee. The December 2025 Notes will mature on December 15, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the December 2025 Indenture. The December 2025 Notes bear interest at a rate of 4.75% per year payable semi-annually on June 15 and December 15 of each year, commencing on December 15, 2020. The December 2025 Notes will be the Company’s direct, general unsecured obligations and will rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the December 2025 Notes. The December 2025 Notes will rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior. The December 2025 Notes will rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The December 2025 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the December 2025 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, if a change of control repurchase event, as defined in the December 2025 Indenture, occurs prior to maturity, holders of the December 2025 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the December 2025 Notes at a repurchase price equal to 100% of the aggregate principal amount of the December 2025 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
June 2026 Notes
On December 17, 2020, we issued $375 million aggregate principal amount of 3.75% notes due 2026 (the “June 2026 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The June 2026 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The June 2026 Notes were issued pursuant to the Base Indenture and a Third Supplemental Indenture, dated as of December 17, 2020 (the “Third Supplemental Indenture” and together with the Base Indenture, the “June 2026 Indenture”), between us and the Trustee. The June 2026 Notes will mature on June 17, 2026 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the June 2026 Indenture. The June 2026 Notes bear interest at a rate of 3.75% per year payable semi-annually on June 17 and December 17 of each year, commencing on June 17, 2021. The June 2026 Notes will be our direct, general unsecured obligations and will rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the June 2026 Notes. The June 2026 Notes will rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior to the June 2026 Notes. The June 2026 Notes will rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The June 2026 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The June 2026 Indenture contains certain covenants, including covenants requiring us to (i) comply with the asset coverage requirements of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the June 2026 Notes and the Trustee if we are no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, if a change of control repurchase event, as defined in the June 2026 Indenture, occurs prior to maturity, holders of the June 2026 Notes will have the right, at their option, to require us to repurchase for cash some or all of the June 2026 Notes at a repurchase price equal to 100% of the aggregate principal amount of the June 2026 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
CLO 2020-1
On December 16, 2020 (the “CLO 2020-1 Closing Date”), the Company completed a $333.5 million term debt securitization transaction (the “CLO 2020-1 Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO 2020-1 Transaction were issued by the Company’s consolidated subsidiaries Owl Rock Technology Financing 2020-1, an exempted company incorporated in the Cayman Islands with limited liability (the “Issuer”), and Owl Rock Technology Financing 2020-1 LLC, a Delaware limited liability company (the “CLO 2020-1 Co-Issuer” and together with the CLO 2020-1 Issuer, the “CLO 2020-1 Issuers”) and are backed by a portfolio of collateral obligations consisting of middle market loans, recurring revenue loans and participation interests in middle market loans, recurring revenue loans as well as by other assets of the CLO 2020-1 Issuer.
The CLO 2020-1 Transaction was executed by the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the Closing Date (the “CLO 2020-1 Indenture”), by and among the CLO 2020-1 Issuers and State Street Bank and Trust Company:

$200 million of A (sf) Class A Notes, which bear interest at three-month LIBOR plus 2.95% (the “CLO 2020-1 Secured Notes”). The CLO 2020-1 Secured Notes are secured by the middle market loans, recurring revenue loans, participation interests in middle market loans and recurring revenue loans and other assets of the Issuer. The CLO 2020-1 Secured Notes are scheduled to mature on January 15, 2031. The CLO 2020-1 Secured Notes were offered by MUFG Securities Americas Inc., as initial purchaser, from time to time in individually negotiated transactions. Upon the occurrence of certain triggering events relating to the end of LIBOR, a different benchmark rate will replace LIBOR as the reference rate for interest accruing on the CLO 2020-1 Secured Notes.
Concurrently with the issuance of the CLO 2020-1 Secured Notes, the CLO 2020-1 Issuer issued approximately $133.5 million of subordinated securities in the form of 133,500 preferred shares at an issue price of U.S.$1,000 per share (the “CLO 2020-1 Preferred Shares”). The CLO 2020-1 Preferred Shares were issued by the CLO 2020-1 Issuer as part of its issued share capital and are not secured by the collateral securing the CLO 2020-1 Secured Notes. The Company purchased all of the CLO 2020-1 Preferred Shares. The Company acts as retention holder in connection with the CLO 2020-1 Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO 2020-1 Preferred Shares.
As part of the CLO 2020-1 Transaction, the Company entered into a loan sale agreement with the CLO 2020-1 Issuer dated as of the Closing Date, which provided for the sale and contribution of approximately $243.4 million par amount of middle market loans and recurring revenue loans from the Company to the CLO 2020-1 Issuer on the Closing Date and for future sales from the Company to the CLO 2020-1 Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO 2020-1 Secured Notes. The Company made customary representations, warranties, and covenants to the CLO 2020-1 Issuer under the loan sale agreement.
Through January 15, 2022, the net proceeds of the issuing of the CLO 2020-1 Secured Notes not used to purchase the initial portfolio of loans securing the CLO 2020-1 Secured Notes and a portion of the proceeds received by the CLO 2020-1 Issuer from the loans securing the CLO 2020-1 Secured Notes may be used by the CLO 2020-1 Issuer to purchase additional middle market loans and recurring revenue loans under the direction of the Adviser, in its capacity as collateral manager for the CLO 2020-1 Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans and recurring revenue loans.
The CLO 2020-1 Secured Notes are the secured obligation of the CLO 2020-1 Issuers, and the CLO 2020-1 Indenture includes customary covenants and events of default. The CLO 2020-1 Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the SEC or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO 2020-1 Issuer under a collateral management agreement dated as of the Closing Date. The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Investment Advisory Agreement, dated August 10, 2018, between the Adviser and the Company will be offset by the amount of the collateral management fee attributable to the CLO 2020-1 Issuers’ equity or notes owned by the Company.
Note 7.   Commitments and Contingencies
Portfolio Company Commitments
From time to time, the Company may enter into commitments to fund investments. As of March 31, 2021 and December 31, 2020, the Company had the following outstanding commitments to fund investments in current portfolio companies:

Portfolio Company ($ in thousands)	Investment	March 31, 2021	December 31, 2020
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)	First lien senior secured delayed draw term loan	$8,204	$—
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)	First lien senior secured revolving loan	6,040	6,040
3ES Innovation Inc. (dba Aucerna)	First lien senior secured revolving loan	4,580	4,580
Acquia Inc.	First lien senior secured revolving loan	10,846	11,789
Apptio, Inc.	First lien senior secured revolving loan	1,962	3,269
AxiomSL Group, Inc.	First lien senior secured revolving loan	12,737	12,737
BCTO BSI Buyer, Inc. (dba Buildertrend)	First lien senior secured revolving loan	7,500	7,500
Centrify Corporation	First lien senior secured revolving loan	4,375	—
Certify, Inc.	First lien senior secured revolving loan	1,711	1,711
H&F Opportunities LUX III S.À R.L (dba Checkmarx)	First lien senior secured revolving loan	25,000	25,000
Reef Global, Inc. (fka Cheese Acquisition, LLC)	First lien senior secured revolving loan	1,494	1,494
ConnectWise, LLC	First lien senior secured revolving loan	13,035	10,428
Definitive Healthcare Holdings, LLC	First lien senior secured delayed draw term loan	17,826	17,826
Definitive Healthcare Holdings, LLC	First lien senior secured revolving loan	5,435	5,435
Diligent Corporation	First lien senior secured delayed draw term loan	4,570	4,570
Diligent Corporation	First lien senior secured revolving loan	1,523	1,523
Dude Solutions Holdings, Inc.	First lien senior secured revolving loan	6,923	6,923
Forescout Technologies, Inc.	First lien senior secured revolving loan	8,333	8,333
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	3,647	3,647
Granicus, Inc.	First lien senior secured delayed draw term loan	6,537	—
Granicus, Inc.	First lien senior secured revolving loan	2,615	4,110
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured delayed draw term loan	1,957	1,957
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured revolving loan	1,580	2,844
Instructure, Inc.	First lien senior secured revolving loan	7,405	7,405
Integrity Marketing Acquisition, LLC	First lien senior secured revolving loan	3,736	3,736
Interoperability Bidco, Inc.	First lien senior secured delayed draw term loan	10,000	10,000
Interoperability Bidco, Inc.	First lien senior secured revolving loan	5,000	—
Kaseya Inc.	First lien senior secured delayed draw term loan	1,680	2,800
Kaseya Inc.	First lien senior secured revolving loan	1,250	1,250
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured revolving loan	6,642	6,642
Litera Bidco LLC	First lien senior secured revolving loan	8,250	8,250
MINDBODY, Inc.	First lien senior secured revolving loan	7,143	7,143

Portfolio Company ($ in thousands)	Investment	March 31, 2021	December 31, 2020
Maverick Bidco Inc.	First lien senior secured delayed draw term loan	6,818	6,818
Project Power Buyer, LLC (dba PEC-Veriforce)	First lien senior secured revolving loan	3,750	3,750
Total Unfunded Portfolio Company Commitments		$220,104	$199,510

The Company maintains sufficient borrowing capacity along with undrawn Capital Commitments to cover outstanding unfunded portfolio company commitments that the Company may be required to fund.
Investor Commitments
As of March 31, 2021, the Company had $3.1 billion in total Capital Commitments from investors ($1.5 billion undrawn), of which $80.2 million is from entities affiliated with or related to the Adviser ($38.6 million undrawn). These undrawn Capital Commitments will no longer remain in effect following the completion of an initial public offering of the Company’s common stock.
As of December 31, 2020, the Company had $3.1 billion in total Capital Commitments from investors ($1.7 billion undrawn), of which $72.9 million is from entities affiliated with or related to the Adviser ($37.3 million undrawn). These undrawn Capital Commitments will no longer remain in effect following the completion of an initial public offering of the Company’s common stock.
Other Commitments and Contingencies
From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. At March 31, 2021, management was not aware of any pending or threatened litigation.
Note 8.   Net Assets
Subscriptions and Drawdowns
In connection with its formation, the Company has the authority to issue 500,000,000 common shares at $0.01 per share par value.
On August 7, 2018, the Company issued 100 common shares for $1,500 to Owl Rock Technology Advisors LLC, which subsequently became the Company’s Adviser on August 10, 2018.
The Company has entered into subscription agreements (the “Subscription Agreements”) with investors providing for the private placement of the Company’s common shares. Under the terms of the Subscription Agreements, investors are required to fund drawdowns to purchase the Company’s common shares up to the amount of their respective Capital Commitment on an as-needed basis each time the Company delivers a capital call notice to its investors.
During the three months ended March 31, 2021, the Company delivered the following capital call notices to investors:
Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
March 3, 2021	March 16, 2021	16,055,970	$250.0
Total		16,055,970	$250.0

During the three months ended March 31, 2020, the Company delivered the following capital call notices to investors:
Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
March 11, 2020	March 24, 2020	10,840,780	$149.4
December 30, 2019	January 13, 2020	4,209,097	62.0
Total		15,049,877	$211.4
Distributions
The following table reflects the distributions declared on shares of the Company’s common stock during the three months ended March 31, 2021:
	March 31, 2021
Date Declared	Record Date	Payment Date	Distribution per Share
February 23, 2021	March 31, 2021	May 14, 2021	$0.24
On May 5, 2021, the Board declared a distribution of 90% of estimated second quarter taxable income, if any, for shareholders of record on June 30, 2021, payable on or before August 13, 2021.
The following table reflects the distributions declared on shares of the Company’s common stock during the three months ended March 31, 2020:
	March 31, 2020
Date Declared	Record Date	Payment Date	Distribution per Share
February 19, 2020	March 31, 2020	May 15, 2020	$0.21
Dividend Reinvestment
With respect to distributions, the Company has adopted an “opt out” dividend reinvestment plan for common shareholders. As a result, in the event of a declared distribution, each shareholder that has not “opted out” of the dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.
The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the three months ended March 31, 2021:
	March 31, 2021
Date Declared	Record Date	Payment Date	Shares
November 3, 2020	December 31, 2020	January 29, 2021	374,233
The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the three months ended March 31, 2020:
	March 31, 2020
Date Declared	Record Date	Payment Date	Shares
October 30, 2019	December 31, 2019	January 31, 2020	227,554
Note 9.   Earnings Per Share
The following table sets forth the computation of basic and diluted earnings (loss) per common share for the three months ended March 31, 2021 and 2020:

	For the Three Months Ended March 31,
($ in thousands, except per share amounts)	2021	2020
Increase (decrease) in net assets resulting from operations	$68,270	$(40,213)
Weighted average shares of common stock outstanding – basic and diluted	103,698,424	57,611,746
Earnings (loss) per common share-basic and diluted	$0.66	$(0.70)
Note 10.   Income Taxes
The Company has elected to be treated as a RIC under Subchapter M of the Code, and the Company intends to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, the Company must, among other things, distribute to its shareholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain its tax treatment as a RIC, the Company, among other things, intends to make the requisite distributions to our shareholders, which generally relieves the Company from corporate-level U.S. federal income taxes.
Depending on the level of taxable income earned in a tax year, the Company can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company will accrue excise tax on estimated excess taxable income.
For the three months ended March 31, 2021 and 2020, the Company accrued U.S. federal excise tax of $491 thousand and $187 thousand, respectively.
Note 11.   Financial Highlights
The following are the financial highlights for a common share outstanding during the three months ended March 31, 2021 and 2020:
	For the Three Months Ended March 31,
($ in thousands, except share and per share amounts)	2021	2020
Per share data:
Net asset value, beginning of period	$14.88	$14.70
Net investment income (loss)(1)	0.25	0.28
Net realized and unrealized gain (loss)	0.43	(1.01)
Total from operations	0.68	(0.73)
Distributions declared from net investment income(2)	(0.24)	(0.21)
Total increase (decrease) in net assets	0.44	(0.94)
Net asset value, end of period	$15.32	$13.76
Shares outstanding, end of period	117,016,427	68,129,554
Total Return(3)	4.6%	(5.0)%
Ratios / Supplemental Data
Ratio of total expenses to average net assets(4)	10.0%	8.8%
Ratio of net investment income to average net assets(4)	6.2%	7.4%
Net assets, end of period	$1,792,517	$937,259
Weighted-average shares outstanding	103,698,424	57,611,746
Total capital commitments, end of period	$3,134,357	$2,736,644

	For the Three Months Ended March 31,
($ in thousands, except share and per share amounts)	2021	2020
Ratio of total contributed capital to total committed capital, end of period	53.6%	36.0%
Portfolio turnover rate	10.2%	4.0%
Year of formation	2018	2018

(1)
The per share data was derived using the weighted average shares outstanding during the period.

(2)
The per share data was derived using actual shares outstanding at the date of the relevant transactions.

(3)
Total return is calculated as the change in net asset value (“NAV”) per share during the period, plus distributions per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share.

(4)
The ratio reflects an annualized amount, except in the case of non-recurring expenses (e.g. initial organization expenses).

Note 12.   Subsequent Events
The Company’s management evaluated subsequent events through the date of issuance of these consolidated financial statements. Other than those previously disclosed, there have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, these consolidated financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Owl Rock Technology Finance Corp.
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Owl Rock Technology Finance Corp. and its subsidiaries (the “Company”) as of December 31, 2020 and 2019, and the related consolidated statements of operations, changes in net assets and cash flows for the years ended December 31, 2020 and 2019 and for the period from July 12, 2018 (inception) through December 31, 2018, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations, changes in its net assets and its cash flows for the years ended December 31, 2020 and 2019 and for the period from July 12, 2018 (inception) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
We have also previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Owl Rock Technology Finance Corp. and its subsidiaries as of December 31, 2018 (not presented herein), and we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the Senior Securities table of Owl Rock Technology Finance Corp. and its subsidiaries as of December 31, 2020, 2019 and 2018, appearing on pages 97-98, is fairly stated, in all material respects, in relation to the consolidated financial statements from which it has been derived.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 and 2019 by correspondence with the custodians, administrative agents and portfolio companies; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
March 4, 2021
We have served as the Company’s auditor since 2018.

Owl Rock Technology Finance Corp.
Consolidated Statements of Assets and Liabilities
(Amounts in thousands, except share and per share amounts)
	December 31, 2020	December 31, 2019
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $2,915,096 and $1,478,836, respectively)	$2,957,337	$1,475,945
Non-controlled, affiliated investments (amortized cost of $100,002 and $0, respectively)	100,000	—
Total investments at fair value (amortized cost of $3,015,098 and $1,478,836, respectively)	3,057,337	1,475,945
Cash	82,236	142,363
Interest receivable	17,304	6,127
Dividend income receivable	375	—
Prepaid expenses and other assets	611	562
Total Assets	$3,157,863	$1,624,997
Liabilities
Debt (net of unamortized debt issuance costs of $35,079 and $6,915, respectively)	$1,614,118	$823,797
Management fee payable	9,335	6,811
Distribution payable	21,107	11,776
Incentive fee payable	6,682	1,379
Payables to affiliates	2,271	1,159
Accrued expenses and other liabilities	7,471	2,903
Total Liabilities	$1,660,984	$847,825
Commitments and contingencies (Note 7)
Net Assets
Common shares $0.01 par value, 500,000,000 shares authorized; 100,586,224 and 52,852,122 shares issued and outstanding, respectively	$1,006	$529
Additional paid-in-capital	1,449,943	776,603
Total distributable earnings (losses)	45,930	40
Total Net Assets	$1,496,879	$777,172
Total Liabilities and Net Assets	$3,157,863	$1,624,997
Net Asset Value Per Share	$14.88	$14.70
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)
	For the Years Ended December 31,
	2020	2019	2018(1)
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$151,011	$80,256	$2,561
Payment-in-kind interest income	19,110	1,090	—
Other income	2,709	2,366	44
Total investment income from non-controlled, non-affiliated investments	172,830	83,712	2,605
Investment income from non-controlled, affiliated investments:
Dividend income	375	—	—
Total investment income from non-controlled, affiliated investments	375	—	—
Total Investment Income	173,205	83,712	2,605
Expenses
Interest expense	$38,569	$21,680	$451
Management fees	32,831	22,085	2,147
Incentive fees	13,414	2,622	—
Professional fees	5,437	3,308	930
Directors’ fees	845	622	194
Initial organization	—	—	397
Other general and administrative	2,887	2,215	600
Total Expenses	93,983	52,532	4,719
Net Investment Income (Loss) Before Taxes	79,222	31,180	(2,114)
Excise tax expense	410	107	—
Net Investment Income (Loss) After Taxes	78,812	31,073	(2,114)
Net Change in Unrealized Gain (Loss)
Non-controlled, non-affiliated investments	$43,329	$(1,948)	$(1,052)
Non-controlled, affiliated investments	(2)	—	—
Translation of assets and liabilities in foreign currencies	(274)	(5)	—
Total Net Change in Unrealized Gain (Loss)	43,053	(1,953)	(1,052)
Net Realized Gain (Loss):
Non-controlled, non-affiliated investments	$(26)	$1,560	$—
Non-controlled, affiliated investments	—	—	—
Foreign currency transactions	278	56	—
Total Net Realized Gain (Loss)	252	1,616	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$122,117	$30,736	$(3,166)
Earnings (Loss) Per Share – Basic and Diluted	$1.43	$0.84	$(0.34)
Weighted Average Shares Outstanding – Basic and Diluted	85,371,169	36,696,078	9,344,401

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Portfolio company debt investments
Buildings and real estate
Reef Global, Inc. (fka Cheese Acquisition, LLC)(4)(8)(13)	First lien senior secured loan	L + 6.0% (incl. 1.25% PIK)	11/28/2024	$37,292	$36,931	$35,614	2.4%
Reef Global, Inc. (fka Cheese Acquisition, LLC)(4)(5)(13)(15)	First lien senior secured revolving loan	L + 4.75%	11/28/2023	3,052	3,026	2,847	0.2%
Imperial Parking Canada(4)(10)(13)	First lien senior secured loan	C + 6.25% (incl. 1.25% PIK)	11/28/2024	7,708	7,378	7,361	0.5%
				48,052	47,335	45,822	3.1%
Business services
Apptio, Inc.(4)(8)(13)	First lien senior secured loan	L + 7.25%	1/10/2025	59,901	58,794	59,602	4.0%
Apptio, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.25%	1/10/2025	—	(44)	(16)	—%
Certify, Inc.(4)(5)	First lien senior secured loan	L + 5.75%	2/28/2024	57,039	56,529	56,753	3.8%
Certify, Inc.(4)(5)(15)	First lien senior secured revolving loan	L + 5.75%	2/28/2024	570	552	559	—%
Circle Internet Services, Inc.(4)(7)	First lien senior secured loan	L + 8.00%	5/22/2023	25,000	24,903	25,000	1.7%
ConnectWise, LLC(4)(7)(13)	First lien senior secured loan	L + 5.25%	2/28/2025	126,689	125,512	126,689	8.4%
ConnectWise, LLC(4)(5)(13)(15)	First lien senior secured revolving loan	L + 5.25%	2/28/2025	3,476	3,354	3,476	0.2%
Diligent Corporation(4)(8)	First lien senior secured loan	L + 6.25%	8/4/2025	18,813	18,374	18,436	1.2%
Diligent Corporation(4)(15)(16)(17)	First lien senior secured delayed draw term loan	L + 6.25%	2/4/2022	—	(105)	(91)	—%
Diligent Corporation(4)(15)(16)	First lien senior secured revolving loan	L + 6.25%	8/4/2025	—	(35)	(30)	—%
Hyland Software, Inc.(4)(5)(13)	Second lien senior secured loan	L + 7.00%	7/7/2025	32,940	32,547	33,131	2.2%
GS Acquisitionco, Inc. (dba insightsoftware)(4)(7)	First lien senior secured loan	L + 5.75%	5/24/2024	40,704	40,303	40,092	2.7%
GS Acquisitionco, Inc. (dba insightsoftware)(4)(8)(15)(17)	First lien senior secured delayed draw term loan	L + 5.75%	12/2/2021	1,957	1,913	1,910	0.1%
GS Acquisitionco, Inc. (dba insightsoftware)(4)(15)(16)	First lien senior secured revolving loan	L + 5.75%	5/24/2024	—	(27)	(43)	—%
Kaseya Traverse Inc.(4)(8)	First lien senior secured loan	L + 7.00% (incl. 3.00% PIK)	5/2/2025	36,336	35,824	36,065	2.4%
Kaseya Traverse Inc.(4)(8)(15)	First lien senior secured revolving loan	L + 6.50%	5/2/2025	1,201	1,165	1,182	0.1%
Kaseya Traverse Inc.(4)(15)(16)(17)	First lien senior secured delayed draw term loan	L + 7.00% (incl. 3.00% PIK)	3/4/2022	—	(29)	—	—%
Paysimple, Inc.(4)(5)	First lien senior secured loan	L + 5.50%	8/23/2025	44,734	44,103	43,280	2.9%
Paysimple, Inc.(4)(5)	First lien senior secured delayed draw term loan	L + 5.50%	8/23/2025	14,558	14,312	14,085	0.9%
SURF HOLDINGS, LLC (dba Sophos Group plc)(4)(7)(13)(22)	Second lien senior secured loan	L + 8.00%	3/6/2028	50,481	49,322	49,976	3.3%
				514,399	507,267	510,056	33.9%
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Data and information services
Barracuda Networks, Inc.(4)(7)(13)	Second lien senior secured loan	L + 6.75%	10/30/2028	7,500	7,426	7,425	0.5%
Delta TopCo, Inc. (dba Infoblox, Inc.)(4)(8)(13)	Second lien senior secured loan	L + 7.25%	12/1/2028	20,000	19,902	19,900	1.3%
Forescout Technologies, Inc.(4)(7)(13)	First lien senior secured loan	L + 9.50% (incl. 9.50% PIK)	8/17/2026	77,692	76,441	76,721	5.1%
Forescout Technologies, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 8.50%	8/18/2025	—	(135)	(104)	—%
Granicus, Inc.(4)(8)(13)	First lien senior secured loan	L + 8.00%	8/21/2026	65,097	63,544	65,749	4.4%
Granicus, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.00%	8/21/2026	—	(97)	—	—%
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(4)(8)(13)(22)	First lien senior secured loan	L + 7.75%	4/16/2026	125,000	121,597	124,687	8.3%
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(4)(13)(15)(16)(22)	First lien senior secured revolving loan	L + 7.75%	4/16/2026	—	(660)	(63)	—%
Ivanti Software, Inc.(4)(7)	Second lien senior secured loan	L + 8.50%	10/30/2028	21,000	20,379	20,370	1.4%
Litera Bidco LLC(4)(5)(13)	First lien senior secured loan	L + 5.25%	5/29/2026	121,053	119,613	120,449	8.0%
Litera Bidco LLC(4)(13)(15)(16)	First lien senior secured revolving loan	L + 5.25%	5/30/2025	—	(80)	(41)	—%
Maverick Bidco Inc.(4)(8)	First lien senior secured loan	L + 6.25%	4/28/2023	29,502	28,690	28,910	1.9%
Maverick Bidco Inc.(4)(15)(16)(17)	First lien senior secured delayed draw term loan	L + 6.25%	11/6/2021	—	(83)	(136)	—%
				466,844	456,537	463,867	30.9%
Education
Dude Solutions Holdings, Inc.(4)(8)	First lien senior secured loan	L + 7.50%	6/13/2025	58,699	57,651	57,818	3.9%
Dude Solutions Holdings, Inc.(4)(7)	First lien senior secured loan	L + 7.50%	11/30/2026	14,059	13,609	13,848	0.9%
Dude Solutions Holdings, Inc.(4)(15)(16)	First lien senior secured revolving loan	L + 7.50%	6/13/2025	—	(115)	(104)	—%
Instructure, Inc.(4)(7)(13)	First lien senior secured loan	L + 7.00%	3/24/2026	112,881	111,201	112,881	7.5%
Instructure, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.00%	3/24/2026	—	(81)	—	—%
Lightning Midco, LLC (dba Vector Solutions)(4)(8)(13)	First lien senior secured loan	L + 5.50%	11/21/2025	103,058	102,301	102,543	6.9%
Lightning Midco, LLC (dba Vector Solutions)(4)(8)(13)(15)	First lien senior secured revolving loan	L + 5.50%	11/21/2023	3,272	3,214	3,222	0.2%
				291,969	287,780	290,208	19.4%
eCommerce and digital marketplaces
Poshmark, Inc.(18)	Convertible Note	0%	9/15/2023	50,000	51,653	52,500	3.5%
				50,000	51,653	52,500	3.5%
Financial services
AxiomSL Group, Inc.(4)(7)(13)	First lien senior secured loan	L + 6.50%	12/3/2027	107,263	105,668	105,654	7.1%
AxiomSL Group, Inc.(4)(7)(13)(15)(16)	First lien senior secured revolving loan	L + 6.50%	12/3/2025	—	(188)	(191)	—%
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Hg Genesis 8 Sumoco Limited(4)(12)(13)(22)	Unsecured Facility	G+ 7.50% (incl. 7.50% PIK)	8/28/2025	68,347	65,713	69,373	4.6%
Smarsh Inc.(4)(7)	First lien senior secured loan	L + 8.25%	11/20/2025	31,950	31,323	31,311	2.1%
Transact Holdings, Inc.(4)(5)(13)	First lien senior secured loan	L + 4.75%	4/30/2026	8,888	8,781	8,688	0.6%
				216,448	211,297	214,835	14.4%
Food and beverage
DoorDash, Inc.(18)	Convertible Note	10.00% PIK	3/1/2025	108,048	106,934	109,129	7.3%
Toast, Inc.(18)	Convertible Note	8.50% (incl. 4.25% PIK)	6/15/2027	153,382	152,154	157,600	10.4%
				261,430	259,088	266,729	17.7%
Healthcare technology
VVC Holdings Corp. (dba Athenahealth, Inc.)(4)(5)(13)(14)	First lien senior secured loan	L + 4.50%	2/11/2026	19,694	19,388	19,641	1.3%
Bracket Intermediate Holding Corp.(4)(7)(13)	First lien senior secured loan	L + 4.25%	9/5/2025	397	369	390	—%
Bracket Intermediate Holding Corp.(4)(7)(13)	Second lien senior secured loan	L + 8.13%	9/7/2026	20,000	19,686	19,500	1.3%
Datix Bidco Limited (dba RLDatix)(4)(8)(13)(22)	First lien senior secured loan	L + 5.00%	4/19/2025	10,000	9,767	9,800	0.7%
Datix Bidco Limited (dba RLDatix)(4)(8)(13)(22)	Second lien senior secured loan	L + 8.50%	4/19/2026	20,000	19,516	19,600	1.3%
Definitive Healthcare Holdings, LLC(4)(7)(13)	First lien senior secured loan	L + 5.50%	7/16/2026	98,867	98,066	97,878	6.5%
Definitive Healthcare Holdings, LLC(4)(7)(13)(15)	First lien senior secured delayed draw term loan	L + 5.50%	7/16/2021	3,903	3,766	3,864	0.3%
Definitive Healthcare Holdings, LLC(4)(13)(15)(16)	First lien senior secured revolving loan	L + 5.50%	7/16/2024	—	(38)	(54)	—%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(4)(7)(13)(22)	First lien senior secured loan	L + 6.25%	2/20/2026	87,452	86,472	86,141	5.8%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(4)(7)(13)(17)(22)	First lien senior secured delayed draw term loan	L + 6.25%	2/20/2026	3,017	2,984	2,971	0.2%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(4)(7)(13)(15)(22)	First lien senior secured revolving loan	L + 6.25%	2/20/2026	1,501	1,421	1,388	0.1%
Interoperability Bidco, Inc.(4)(7)(13)	First lien senior secured loan	L + 5.75%	6/25/2026	95,052	94,075	91,963	6.1%
Interoperability Bidco, Inc.(4)(13)(15)(16)(17)	First lien senior secured delayed draw term loan	L + 5.75%	6/25/2021	—	(10)	(213)	—%
Interoperability Bidco, Inc.(4)(7)(13)	First lien senior secured revolving loan	L + 5.75%	6/25/2024	5,000	4,957	4,838	0.3%
Project Ruby Ultimate Parent Corp.(4)(5)(13)	First lien senior secured loan	L + 4.25%	2/9/2024	11,737	11,562	11,561	0.8%
Project Ruby Ultimate Parent Corp.(4)(5)(13)	Second lien senior secured loan	L + 8.25%	2/9/2025	12,800	12,545	12,544	0.8%
				389,420	384,526	381,812	25.5%
Human resource support services
The Ultimate Software Group, Inc.(4)(7)(13)	Second lien senior secured loan	L + 6.75%	5/3/2027	2,500	2,477	2,550	0.2%
				2,500	2,477	2,550	0.2%

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Insurance
Asurion, LLC(4)(5)(13)(14)	Second lien senior secured loan	L + 6.50%	8/4/2025	23,186	22,466	23,332	1.6%
Integrity Marketing Acquisition, LLC(4)(8)(13)	First lien senior secured loan	L + 5.75%	8/27/2025	55,701	54,926	54,866	3.7%
Integrity Marketing Acquisition, LLC(4)(13)(15)(16)	First lien senior secured revolving loan	L + 5.75%	8/27/2025	—	(43)	(56)	—%
				78,887	77,349	78,142	5.3%
Internet and digital media
Acquia Inc.(4)(8)	First lien senior secured loan	L + 7.00%	10/31/2025	110,246	109,317	109,694	7.3%
Acquia Inc.(4)(15)(16)	First lien senior secured revolving loan	L + 7.00%	10/31/2025	—	(95)	(59)	—%
				110,246	109,222	109,635	7.3%
Leisure and entertainment
Airbnb, Inc.(4)(7)	First lien senior secured loan	L + 7.50%	4/17/2025	24,875	24,320	26,865	1.8%
MINDBODY, Inc.(4)(8)(13)	First lien senior secured loan	L + 8.50% (incl. 1.50% PIK)	2/14/2025	68,455	67,955	62,979	4.2%
MINDBODY, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.00%	2/14/2025	—	(49)	(572)	—%
				93,330	92,226	89,272	6.0%
Manufacturing
BCTO BSI Buyer, Inc. (dba Buildertrend)(4)(7)(13)	First lien senior secured loan	L + 7.00%	12/23/2026	62,500	61,877	61,875	4.1%
BCTO BSI Buyer, Inc. (dba Buildertrend)(4)(13)(15)(16)	First lien senior secured revolving loan	L + 7.00%	12/23/2026	—	(75)	(75)	—%
				62,500	61,802	61,800	4.1%
Oil and gas
3ES Innovation Inc. (dba Aucerna)(4)(7)(13)(22)	First lien senior secured loan	L + 5.75%	5/13/2025	46,739	46,289	45,337	3.0%
3ES Innovation Inc. (dba Aucerna)(4)(13)(15)(16)(22)	First lien senior secured revolving loan	L + 5.75%	5/13/2025	—	(42)	(137)	—%
Project Power Buyer, LLC (dba PEC-Veriforce)(4)(7)(13)	First lien senior secured loan	L + 6.25%	5/14/2026	53,591	52,987	53,055	3.5%
Project Power Buyer, LLC (dba PEC-Veriforce)(4)(13)(15)(16)	First lien senior secured revolving loan	L + 6.25%	5/14/2025	—	(34)	(38)	—%
				100,330	99,200	98,217	6.5%
Professional services
Gerson Lehrman Group, Inc.(4)(7)(13)	First lien senior secured loan	L + 4.75%	12/12/2024	45,731	45,348	45,731	3.1%
Gerson Lehrman Group, Inc.(4)(13)(15)(16)	First lien senior secured revolving loan	L + 4.25%	12/12/2024	—	(24)	—	—%
				45,731	45,324	45,731	3.1%
Technology infrastructure
BCPE Nucleon (DE) SPV, LP(4)(7)(13)	First lien senior secured loan	L + 7.00%	9/24/2026	150,000	147,765	147,750	9.9%
				150,000	147,765	147,750	9.9%
Total portfolio company debt investments				$2,882,086	$2,840,848	$2,858,926	190.8%

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Portfolio company equity investments
Business services
Circle Internet Services, Inc.(18)	Series D Preferred Stock			2,934,961	$15,000	$26,415	1.8%
Circle Internet Services, Inc.(18)	Series E Preferred Stock			821,806	6,917	7,396	0.5%
Circle Internet Services, Inc.(18)	Warrants			244,580	—	1,188	0.1%
SLA Eclipse Co-Invest, L.P.(18)(20)	Series B Preferred Stock			1,641,929	15,153	16,950	1.1%
				5,643,276	37,070	51,949	3.5%
eCommerce and digital marketplaces
Poshmark, Inc.(18)	Common Stock			303,529	5,162	6,829	0.5%
				303,529	5,162	6,829	0.5%
Financial services
eShares, Inc. (dba Carta)(18)	Series E Preferred Stock			186,904	2,008	3,106	0.2%
Remitly Global, Inc (18)	Series E Preferred Stock			1,678,810	10,008	13,689	0.9%
Remitly Global, Inc (18)	Series F Preferred Stock			1,093,421	10,000	10,000	0.7%
				2,959,135	22,016	26,795	1.8%
Technology infrastructure
Algolia, Inc.(18)	Series C Preferred Stock			970,281	10,000	12,838	0.9%
SalesLoft, Inc.(13)(18)(21)	Series E Preferred Stock			8,660,919	49,073	49,073	3.3%
SalesLoft, Inc.(13)(18)(21)	Common Stock			181,776	927	927	0.1%
UserZoom Technologies, Inc.(13)(18)(21)	Series B Preferred Stock			12,000,769	50,002	50,000	3.3%
				21,813,745	110,002	112,838	7.6%
Total portfolio company equity investments					$174,250	$198,411	13.4%
Total Investments					$3,015,098	$3,057,337	204.2%

(1)
Unless otherwise indicated, all investments are considered Level 3 investments.

(2)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(3)
As of December 31, 2020, the net estimated unrealized gain on investments for U.S. federal income tax purposes was $41.0 million based on a tax cost basis of $3.0 billion. As of December 31, 2020, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $12.8 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $53.8 million.

(4)
Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three-, six-, or twelve-month LIBOR), British Pound Sterling LIBOR (“GBPLIBOR” or “G”), or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.

(5)
The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2020was 0.14%.

(6)
The interest rate on these loans is subject to 2 month LIBOR, which as of December 31, 2020 was 0.19%.

(7)
The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2020 was 0.24%.

(8)
The interest rate on these loans is subject to 6 month LIBOR, which as of December 31, 2020 was 0.26%.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
(9)
The interest rate on these loans is subject to 12 month LIBOR, which as of December 31, 2020 was 0.34%.

(10)
The interest rate on these loans is subject to 6 month Canadian Dollar Offered Rate (“CDOR” or “C”), which as of December 31, 2020 was 0.62%.

(11)
The interest rate on these loans is subject to Prime, which as of December 31, 2020 was 3.25%.

(12)
The interest rate on this loan is subject to 6 month GBPLIBOR, which as of December 31, 2020 was 0.03%.

(13)
Represents co-investment made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Agreements and Related Party Transactions.”

(14)
Level 2 investment.

(15)
Position or portion thereof is an unfunded loan commitment. See Note 7 “Commitments and Contingencies”.

(16)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(17)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(18)
Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2020, the aggregate fair value of these securities is $517.6 million or 34.6% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
Algolia, Inc.	Series C Preferred Stock	August 30, 2019
Circle Internet Services, Inc.	Series D Preferred Stock	May 20, 2019
Circle Internet Services, Inc.	Series E Preferred Stock	February 28, 2020
Circle Internet Services, Inc.	Warrants	May 20, 2019
DoorDash, Inc.	Convertible Note	February 19, 2020
eShares, Inc. (dba Carta)	Series E Preferred Stock	August 1, 2019
Poshmark, Inc.	Convertible Note	September 15, 2020
Poshmark, Inc.	Common Stock	February 28, 2019
Remitly Global, Inc.	Series E Preferred Stock	May 30, 2019
Remitly Global, Inc.	Series F Preferred Stock	August 3, 2020
SalesLoft, Inc.	Common Stock	December 24, 2020
SalesLoft, Inc.	Series E Preferred Stock	December 24, 2020
SLA Eclipse Co-Invest, L.P.	Series B Preferred Stock	September 30, 2019
Toast, Inc.	Convertible Note	June 19, 2020
UserZoom Technologies, Inc.	Series B Preferred Stock	September 9, 2020

(19)
Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facility I and CLO 2020-1. See Note 6 “Debt”.

(20)
Series B Preferred Stock is held indirectly through ownership in SLA Eclipse Co-Invest, L.P.

(21)
Under the 1940 Act, the Company is deemed to be an “Affiliated Person” of, as defined in the 1940

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Act, this portfolio company, as the Company owns more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended December 31, 2020 in which the Company was an Affiliated Person of the portfolio company are as follows:
Company	Fair Value at December 31, 2019	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Transfers	Fair Value at December 31, 2020	Other Income	Interest Income
UserZoom Technologies, Inc.	$—	$50,002	$—	$(2)	$—	$—	$50,000	$375	$—
SalesLoft, Inc.	—	50,000	—	—	—	—	50,000	—	—
Total	$—	$100,002	$—	$(2)	$—	$—	$100,000	$375	$—

(a)
Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind interest or dividends, and the amortization of any unearned income or discounts on debt investments, as applicable.

(b)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on debt investments, as applicable.

(22)
This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2020, non-qualifying assets represented 12.8% of total assets as calculated in accordance with the regulatory requirements.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(15)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Non-controlled/ non-affiliated portfolio company debt investments
Buildings and real estate
Reef (fka Cheese Acquisition, LLC)(4)(6)(9)	First lien senior secured loan	L + 4.75%	11/28/2024	$37,498	$37,017	$36,936	4.8%
Reef (fka Cheese Acquisition, LLC)(4)(9)(11)(12)	First lien senior secured revolving loan	L + 4.75%	11/28/2023	—	(44)	(68)	—%
Imperial Parking Canada(4)(8)(9)	First lien senior secured loan	C + 5.00%	11/28/2024	7,639	7,421	7,524	1.0%
				45,137	44,394	44,392	5.8%
Business services
Apptio, Inc.(4)(5)(9)	First lien senior secured loan	L + 7.25%	1/10/2025	49,091	48,225	48,478	6.2%
Apptio, Inc.(4)(9)(11)(12)	First lien senior secured revolving loan	L + 7.25%	1/10/2025	—	(55)	(41)	—%
Certify, Inc.(4)(5)	First lien senior secured loan	L + 5.75%	2/28/2024	50,194	49,636	49,566	6.4%
Certify, Inc.(4)(5)(11)(13)	First lien senior secured delayed draw term loan	L + 5.75%	2/28/2020	3,422	3,355	3,362	0.4%
Certify, Inc.(4)(5)(11)	First lien senior secured revolving loan	L + 5.75%	2/28/2024	342	318	314	—%
Circle Internet Services, Inc.(4)(5)	First lien senior secured loan	L + 8.00%	5/17/2023	25,000	24,863	24,313	3.1%
ConnectWise, LLC(4)(6)(9)	First lien senior secured loan	L + 6.00%	2/28/2025	127,975	126,548	126,375	16.2%
ConnectWise, LLC(4)(9)(11)(12)	First lien senior secured revolving loan	L + 6.00%	2/28/2025	—	(151)	(174)	—%
Hyland Software, Inc.(4)(5)(10)	Second lien senior secured loan	L + 7.00%	7/7/2025	16,450	16,501	16,636	2.1%
GS Acquisitionco, Inc. (dba insightsoftware)(4)(5)	First lien senior secured loan	L + 5.75%	5/24/2024	17,077	16,879	16,863	2.2%
GS Acquisitionco, Inc. (dba insightsoftware)(4)(5)(11)(13)	First lien senior secured delayed draw term loan	L + 5.75%	8/2/2021	1,289	1,204	1,197	0.2%
GS Acquisitionco, Inc. (dba insightsoftware)(4)(5)(11)	First lien senior secured revolving loan	L + 5.75%	5/24/2024	1,216	1,194	1,192	0.2%
Kaseya Traverse Inc.(4)(6)	First lien senior secured loan	L + 5.50% (1.00% PIK)	5/3/2025	29,174	28,649	28,517	3.7%
Kaseya Traverse Inc.(4)(5)(11)	First lien senior secured revolving loan	L + 6.50%	5/3/2025	1,400	1,356	1,345	0.2%
Kaseya Traverse Inc.(4)(7)(11)(13)	First lien senior secured delayed draw term loan	L + 5.50% (1.00% PIK)	5/3/2021	456	420	407	0.1%
Paysimple, Inc.(4)(5)	First lien senior secured loan	L + 5.50%	8/23/2025	45,187	44,434	44,396	5.7%
Paysimple, Inc.(4)(5)(11)(13)	First lien senior secured delayed draw term loan	L + 5.50%	8/23/2020	4,258	4,173	4,183	0.5%
				372,531	367,549	366,929	47.2%
Data and information services
Litera Bidco LLC(4)(6)(9)	First lien senior secured loan	L + 5.75%	5/29/2026	86,626	85,480	85,542	11.0%
Litera Bidco LLC(4)(9)(11)(12)	First lien senior secured revolving loan	L + 5.75%	5/30/2025	—	(95)	(103)	—%
				86,626	85,385	85,439	11.0%
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(15)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Education
2U, Inc.(4)(5)(9)	First lien senior secured loan	L + 5.75%	5/22/2024	85,000	83,857	83,300	10.6%
Dude Solutions Holdings, Inc.(4)(5)	First lien senior secured loan	L + 7.00%	6/14/2025	53,077	51,968	51,750	6.7%
Dude Solutions Holdings, Inc.(4)(11)(12)	First lien senior secured revolving loan	L + 7.00%	6/14/2025	—	(141)	(173)	—%
Lightning Midco, LLC (dba Vector Solutions)(4)(6)(9)	First lien senior secured loan	L + 5.50%	11/21/2025	84,405	83,673	83,140	10.7%
Lightning Midco, LLC (dba Vector Solutions)(4)(6)(9)(11)(13)	First lien senior secured delayed draw term loan	L + 5.50%	11/23/2020	18,391	18,225	18,096	2.3%
Lightning Midco, LLC (dba Vector Solutions)(4)(6)(9)(11)	First lien senior secured revolving loan	L + 5.50%	11/21/2023	5,968	5,891	5,819	0.7%
				246,841	243,473	241,932	31.0%
Financial services
Transact Holdings, Inc.(4)(5)(9)	First lien senior secured loan	L + 4.75%	4/30/2026	8,978	8,852	8,798	1.1%
				8,978	8,852	8,798	1.1%
Healthcare providers and services
RxSense Holdings, LLC(4)(5)(9)	First lien senior secured loan	L + 6.00%	2/15/2024	45,400	44,821	44,606	5.7%
RxSense Holdings, LLC(4)(5)(9)(11)	First lien senior secured revolving loan	L + 6.00%	2/15/2024	1,415	1,380	1,366	0.2%
				46,815	46,201	45,972	5.9%
Healthcare technology
VVC Holding Corp. (dba Athenahealth, Inc.)(4)(6)(9)(10)	First lien senior secured loan	L + 4.50%	2/11/2026	39,700	38,981	39,851	5.1%
Bracket Intermediate Holding Corp.(4)(6)(9)	Second lien senior secured loan	L + 8.13%	9/7/2026	20,000	19,646	19,600	2.5%
Definitive Healthcare Holdings, LLC(4)(6)(9)	First lien senior secured loan	L + 5.50%	7/16/2026	98,243	97,316	97,260	12.5%
Definitive Healthcare Holdings, LLC(4)(9)(11)(12)(13)	First lien senior secured delayed draw term loan	L + 5.50%	7/16/2021	—	(102)	—	—%
Definitive Healthcare Holdings, LLC(4)(9)(11)(12)	First lien senior secured revolving loan	L + 5.50%	7/16/2024	—	(49)	(54)	—%
Interoperability Bidco, Inc.(4)(5)(9)	First lien senior secured loan	L + 5.75%	6/25/2026	96,018	94,886	94,577	12.2%
Interoperability Bidco, Inc.(4)(9)(11)(12)(13)	First lien senior secured delayed draw term loan	L + 5.75%	6/25/2021	—	(12)	(38)	—%
Interoperability Bidco, Inc.(4)(9)(11)(12)	First lien senior secured revolving loan	L + 5.75%	6/25/2024	—	(56)	(75)	—%
				253,961	250,610	251,121	32.3%
Insurance
Integrity Marketing Acquisition, LLC(4)(6)(9)	First lien senior secured loan	L + 5.75%	8/27/2025	34,487	33,995	33,970	4.4%
Integrity Marketing Acquisition, LLC(4)(6)(9)(11)(13)	First lien senior secured delayed draw term loan	L + 5.75%	2/29/2020	9,392	9,182	9,251	1.2%
Integrity Marketing Acquisition, LLC(4)(9)(11)(12)(13)	First lien senior secured delayed draw term loan	L + 5.75%	2/27/2021	—	(48)	—	—%
Integrity Marketing Acquisition, LLC(4)(9)(11)(12)	First lien senior secured revolving loan	L + 5.75%	8/27/2025	—	(53)	(56)	—%
				43,879	43,076	43,165	5.6%

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)
Company(1)(15)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)(3)	Fair Value	Percentage of Net Assets
Internet and digital media
Acquia Inc.(4)(6)	First lien senior secured loan	L + 7.00%	11/1/2025	130,377	128,904	128,683	16.5%
Acquia Inc.(4)(11)(12)	First lien senior secured revolving loan	L + 7.00%	11/1/2025	—	(161)	(184)	—%
				130,377	128,743	128,499	16.5%
Leisure and entertainment
MINDBODY, Inc.(4)(5)(9)	First lien senior secured loan	L + 7.00%	2/14/2025	67,857	67,257	67,179	8.6%
MINDBODY, Inc.(4)(9)(11)(12)	First lien senior secured revolving loan	L + 7.00%	2/14/2025	—	(61)	(71)	—%
				67,857	67,196	67,108	8.6%
Oil and gas
3ES Innovation Inc. (dba Aucerna)(4)(7)(9)	First lien senior secured loan	L + 5.75%	5/13/2025	47,214	46,673	46,269	6.0%
3ES Innovation Inc. (dba Aucerna)(4)(9)(11)(12)	First lien senior secured revolving loan	L + 5.75%	5/13/2025	—	(51)	(92)	—%
Project Power Buyer, LLC (dba PEC-Veriforce)(4)(6)(9)	First lien senior secured loan	L + 5.75%	5/14/2026	38,556	38,108	37,882	4.9%
Project Power Buyer, LLC (dba PEC-Veriforce)(4)(9)(11)(12)	First lien senior secured revolving loan	L + 5.75%	5/14/2025	—	(42)	(66)	—%
				85,770	84,688	83,993	10.9%
Professional services
Gerson Lehrman Group, Inc.(4)(5)(9)	First lien senior secured loan	L + 4.25%	12/12/2024	51,836	51,396	51,190	6.6%
Gerson Lehrman Group, Inc.(4)(9)(11)(12)	First lien senior secured revolving loan	L + 4.25%	12/12/2024	—	(30)	(46)	—%
				51,836	51,366	51,144	6.6%
Total non-controlled/non-affiliated portfolio company debt investments				$1,440,608	$1,421,533	$1,418,492	182.5%
Non-controlled/non-affiliated portfolio company equity investments
Business services
Circle Internet Services, Inc.(14)	Series D Preferred Stock			2,934,961	$15,000	$15,000	1.9%
Circle Internet Services, Inc.(14)	Warrants			244,580	—	424	0.1%
SLA Eclipse Co-Invest, L.P.(14)(16)	Series B Preferred Stock			1,641,929	15,125	15,385	1.9%
				4,821,470	30,125	30,809	3.9%
eCommerce and digital marketplaces
Poshmark, Inc.(14)	Common Stock			303,529	5,162	4,644	0.6%
				303,529	5,162	4,644	0.6%
Financial services
eShares, Inc. (dba Carta)(14)	Series E Preferred Stock			186,904	2,008	2,000	0.3%
Remitly Global, Inc (14)	Series E Preferred Stock			1,678,810	10,008	10,000	1.3%
				1,865,714	12,016	12,000	1.6%
Technology infrastructure
Algolia, Inc.(14)	Series C Preferred Stock			323,427	10,000	10,000	1.3%
				323,427	10,000	10,000	1.3%
Total non-controlled/non-affiliated portfolio company equity investments					$57,303	$57,453	7.4%
Total Investments					$1,478,836	$1,475,945	189.9%

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Schedule of Investments
As of December 31, 2020
(Amounts in thousands, except share amounts)

(1)
Unless otherwise indicated, all investments are considered Level 3 investments.

(2)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(3)
The tax cost of the Company’s investments approximates their amortized cost.

(4)
Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.

(5)
The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2019 was 1.8%.

(6)
The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2019 was 1.9%.

(7)
The interest rate on these loans is subject to 6 month LIBOR, which as of December 31, 2019 was 1.9%.

(8)
The interest rate on these loans is subject to 3 month Canadian Dollar Offered Rate (“CDOR” or “C”), which as of December 31, 2019 was 2.1%.

(9)
Represents co-investment made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Agreements and Related Party Transactions”.

(10)
Level 2 investment.

(11)
Position or portion thereof is an unfunded loan commitment. See Note 7 “Commitments and Contingencies”.

(12)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(13)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(14)
Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted securities under the Securities Act. As of December 31, 2019, the aggregate fair value of these securities is $57.5 million or 7.4% of the Company’s net assets.

(15)
Unless otherwise indicated, the Company`s portfolio companies are pledged as collateral, supporting the amounts outstanding under the Revolving Credit Facility. See Note 6 “Debt”,

(16)
Series B Preferred stock is held indirectly through ownership in SLA Eclipse Co-Invest, L.P.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Statements of Changes in Net Assets
(Amounts in thousands)
	For the Years Ended December 31,
	2020	2019	2018(1)
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$78,812	$31,073	$(2,114)
Net change in unrealized gain (loss)	43,053	(1,953)	(1,052)
Realized gain (loss)	252	1,616	—
Net Increase (Decrease) in Net Assets Resulting from Operations	122,117	30,736	(3,166)
Distributions
Distributions declared from earnings	(76,766)	(30,296)	—
Net Decrease in Net Assets Resulting from Shareholders’ Distributions	(76,766)	(30,296)	—
Capital Share Transactions
Issuance of common shares	656,226	484,440	289,876
Reinvestment of distributions	18,130	5,582	—
Net Increase in Net Assets Resulting from Capital Share Transactions	674,356	490,022	289,876
Total Increase in Net Assets	719,707	490,462	286,710
Net Assets, at beginning of period	777,172	286,710	—
Net Assets, at end of period	$1,496,879	$777,172	$286,710

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Finance Corp.
Consolidated Statements of Cash Flows
(Amounts in thousands)
	For the Years Ended December 31,
	2020	2019	2018(1)
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$122,117	$30,736	$(3,166)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(1,815,151)	(1,396,849)	(264,133)
Proceeds from investments, net	306,228	186,431	290
Net amortization of discount on investments	(10,061)	(2,187)	(42)
Net change in unrealized (gain) loss on investments	(43,327)	1,948	1,052
Net change in unrealized (gains) losses on translation of assets and liabilities in foreign currencies	319	5	—
Net realized (gain) loss on investments	26	(1,560)	—
Net realized (gain) loss on foreign currency transactions relating to investments	2	—
Paid-in-kind interest	(17,305)	(786)	—
Amortization of debt issuance costs	4,372	2,202	102
Amortization of offering costs	381	903	227
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(8,420)	(4,335)	(1,792)
(Increase) decrease in dividend income receivable	(375)	—	—
(Increase) decrease in receivable for investments sold	—	—	—
(Increase) decrease in paid-in-kind interest receivable	(2,757)	—	—
(Increase) decrease in prepaid expenses and other assets	(34)	(403)	(41)
Increase (decrease) in management fee payable	2,524	4,863	1,948
Increase (decrease) in incentive fee payable	5,303	1,379	—
Increase (decrease) in payables to affiliates	1,112	243	916
Increase (decrease) in payable for investments purchased	—	—	—
Increase (decrease) in accrued expenses and other liabilities	4,568	1,797	1,106
Net cash used in operating activities	(1,450,478)	(1,175,613)	(263,533)
Cash Flows from Financing Activities
Borrowings on debt	3,123,862	1,751,565	305,000
Payments on debt	(2,307,500)	(1,220,972)	(5,000)
Debt issuance costs	(32,536)	(6,672)	(2,547)
Proceeds from issuance of common shares	656,226	484,440	289,876
Offering costs paid	(396)	(482)	(761)
Distributions paid	(49,305)	(12,938)	—
Net cash provided by financing activities	1,390,351	994,941	586,568
Net increase (decrease) in cash	(60,127)	(180,672)	323,035
Cash, beginning of period	142,363	323,035	—
Cash, end of period	$82,236	$142,363	$323,035
Supplemental and Non-Cash Information
Interest expense paid	$30,061	$17,988	$4
Distribution payable	$21,107	$11,776	$—
Reinvestment of distributions during the period	$18,130	$5,582	$—
Subscription receivable	$—	$—	$—

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

The accompanying notes are an integral part of these consolidated financial statements.

Note 1.   Organization
Owl Rock Technology Finance Corp. (the “Company”) is a Maryland corporation formed on July 12, 2018. The Company was formed primarily to originate and make debt and equity investments in technology-related companies based primarily in the United States. The Company intends to originate and invest in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. The Company’s investment objective is to maximize total return by generating current income from its debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. The Company intends to invest in a broad range of established and high growth technology companies that are capitalizing on the large and growing demand for technology products and services. These companies use technology extensively to improve business processes, applications and opportunities or seek to grow through technological developments and innovations. These companies operate in technology-related industries or sectors which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology and internet, and digital media. Within each industry or sector, the Company intends to invest in companies that are developing or offering goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. The Company refers to all of these companies as “technology-related” companies and intends, under normal circumstances, to invest at least 80% of the value of its total assets in such businesses.
The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, the Company is treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Because the Company has elected to be regulated as a BDC and qualifies as a RIC under the Code, the Company’s portfolio is subject to diversification and other requirements.
On September 24, 2018, the Company formed a wholly-owned subsidiary, OR Tech Lending LLC, a Delaware limited liability company. From time to time the Company may form wholly-owned subsidiaries to facilitate the normal course of business.
Owl Rock Technology Advisors LLC (the “Adviser”) serves as the Company’s investment adviser. The Adviser is an indirect subsidiary of Owl Rock Capital Partners LP (“Owl Rock Capital Partners”). The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the overall supervision of the Company’s board of directors (the “Board”), the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Company.
On December 23, 2020, Owl Rock Capital Group, the parent of the Adviser (and a subsidiary of Owl Rock Capital Partners), and Dyal Capital Partners (“Dyal”) announced they are merging to form Blue Owl Capital (“Blue Owl”). Blue Owl will enter the public market via its acquisition by Altimar Acquisition Corporation (NYSE:ATAC) (“Altimar”), a special purpose acquisition company (the “Transaction”). If the Transaction is consummated, there will be no changes to the Company’s investment strategy or the Adviser’s investment team or investment process with respect to the Company; however, the Transaction will result in a change in control of the Adviser, which will be deemed an assignment of the Investment Advisory Agreement in accordance with the 1940 Act. As a result, the Board, after considering the Transaction and subsequent change in control, has determined that upon consummation of the Transaction and subject to the approval of the Company’s shareholders at a special meeting expected to be held on March 17, 2021, the Company should enter into a third amended and restated investment advisory agreement with the Adviser on terms that are identical to the Investment Advisory Agreement. The Board also determined that upon consummation of the Transaction, the Company should enter into an amended and restated administration agreement with the Adviser on terms that are identical to the Administration Agreement. See “Item 1. Business — The Adviser and Administrator — Owl Rock Technology Advisors LLC.”
The Company conducts private offerings (each, a “Private Offering”) of its common shares to accredited investors in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). At the closing of each Private Offering, each investor makes a capital commitment (a “Capital Commitment”) to purchase shares of the Company’s common stock pursuant to a subscription agreement entered into with the Company. Until the earlier of an Exchange Listing (as defined below) or the end of the Commitment Period (as defined below), investors are required to fund drawdowns to purchase shares of the Company’s common stock up to the amount of their respective Capital Commitment on an as-needed basis each time the Company delivers a drawdown notice to its investors. The initial closing of the Private Offering occurred on August 10, 2018 (the “Initial Closing”). Prior to the listing of our common stock on a national securities exchange (an “Exchange Listing”), the Adviser may, in its sole discretion, permit one or more additional closings (“Subsequent Closings”) as additional Capital Commitments are obtained (the conclusion of all Subsequent Closings, if any, the “Final Closing”). The “Commitment Period” will continue until the earlier of the (i) five year anniversary of the Final Closing and (ii) the seven year anniversary of the Initial Closing. If the Company has not consummated an Exchange Listing by the end of the Commitment Period, subject to extension of two additional one-year periods, in the sole discretion of the Board, the Board (subject to any necessary shareholder approvals and applicable requirements of the 1940 Act) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve the Company in an orderly manner.
As of August 10, 2018, the Company commenced its loan origination and investment activities contemporaneously with the initial drawdown from investors in the Private Offering. In September 2018, the Company made its first portfolio company investment.
Note 2.   Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements have been included. The Company was initially capitalized on August 7, 2018 and commenced operations on August 10, 2018. The Company’s fiscal year ends on December 31. The year ended December 31, 2018 as presented in the consolidated financial statements represents the period July 12, 2018 (inception) through December 31, 2018.
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.
Cash
Cash consists of deposits held at a custodian bank. Cash is carried at cost, which approximates fair value. The Company deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of the Company’s investments, are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Company’s audit committee and independent third-party valuation firm(s) engaged at the direction of the Board.
As part of the valuation process, the Board takes into account relevant factors in determining the fair value of the Company’s investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.
The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:
•
With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

•
With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;

•
Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee. Agreed upon valuation recommendations are presented to the Audit Committee;

•
The Audit Committee reviews the valuation recommendations and recommends values for each investment to the Board; and

•
The Board reviews the recommended valuations and determines the fair value of each investment.

The Company conducts this valuation process on a quarterly basis.
The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•
Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•
Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•
Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurs. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Company evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Company, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. We intend to comply with the new rule’s requirements on or before the compliance date in September 2022.
ForeignCurrency
Foreign currency amounts are translated into U.S. dollars on the following basis:
•
cash, fair value of investments, outstanding debt, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•
purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations with the change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations. The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under the Company’s Revolving Credit Facility to fund these investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes amortization of discounts or premiums. Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest represents accrued interest that is added to the principal amount of the investment on the respective interest payment dates rather than being paid in cash and generally becomes due at maturity. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point the Company believes PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest income. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2020, no investments are on non-accrual status.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.
Other Income
From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to our portfolio companies.
Organization Expenses
Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.
Offering Expenses
Costs associated with the offering of common shares of the Company are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statements of Assets and Liabilities and are amortized over a twelve-month period beginning with commencement of operations. Expenses for any additional offerings are deferred and amortized as incurred. These expenses consist primarily of legal fees and other costs incurred in connection with the Company’s share offerings, the preparation of the Company’s registration statement, and registration fees.
Debt Issuance Costs
The Company records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized utilizing the straight-line method, which approximates the effective yield method, over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statements of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statements of Assets and Liabilities as an asset until the debt liability is recorded.
Reimbursement of Transaction-Related Expenses
The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Company’s portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and are included as a component of the investment’s cost basis.
Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.

Income Taxes
The Company has elected to be treated as a BDC under the 1940 Act. The Company has elected to be treated as a RIC under the Code beginning with its taxable period ending December 31, 2018 and intends to continue to qualify as a RIC. So long as the Company maintains its tax treatment as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Instead, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company.
To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain tax positions through December 31, 2020. The 2018 and 2019 tax years remain subject to examination by U.S. federal, state and local tax authorities.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon the earnings estimated by the Adviser. Net realized long-term capital gains, if any, would be generally distributed at least annually, although the Company may decide to retain such capital gains for investment.
The Company has adopted a dividend reinvestment plan that provides for reinvestment of any cash distributions on behalf of shareholders, unless a shareholder elects to receive cash. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have not “opted out” of the dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The Company expects to use newly issued shares to implement the dividend reinvestment plan.
Consolidation
As provided under Regulation S-X and ASC Topic 946 — Financial Services — Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the accounts of the Company’s wholly-owned subsidiaries in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation.
New Accounting Pronouncements
The Company’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated financial statements..

Note 3.   Agreements and Related Party Transactions
Administration Agreement
On August 10, 2018, the Company entered into an Administration Agreement (the “Administration Agreement”) with the Adviser. Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which include providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others.
The Administration Agreement also provides that the Company reimburses the Adviser for certain organization costs incurred prior to the commencement of the Company’s operations, and for certain offering costs.
The Company reimburses the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party.
On January 12, 2021, the Board approved the continuation of the Administration Agreement. Unless earlier terminated as described below, the Administration Agreement will remain in effect from year to year if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent directors. The Administration Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act), or by the vote of a majority of the Board or by the Adviser. The Board has determined that upon consummation of the Transaction, the Company should enter into an amended and restated administration agreement with the Adviser on terms that are identical to the Administration Agreement.
No person who is an officer, director, or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company’s officers who provide operational and administrative services, as well as their respective staffs and other professionals who provide services to the Company, who assist with the preparation, coordination and administration of the foregoing or provide other “back office” or “middle office”, financial or operational services to the Company (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.
For the years ended December 31, 2020, 2019 and 2018, the Company incurred expenses of approximately $2.4 million, $1.6 million and $0.6 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement.
As of December 31, 2020, 2019 and 2018, amounts reimbursable to the Adviser pursuant to the Administration Agreement were $2.3 million, $1.2 million and $0.9 million, respectively.
Investment Advisory Agreement
On August 10, 2018, the Company entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Adviser. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.
The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

On January 12, 2021, the Board approved the continuation of the Investment Advisory Agreement. Unless earlier terminated as described below, the Investment Advisory Agreement, and subject to the consummation of the Transaction, the amended and restated investment advisory agreement will remain in effect from year-to-year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, by a majority of independent directors.
The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of any penalty, the Investment Advisory Agreement may be terminated by the vote of the outstanding voting securities of the Company (as defined in the 1940 Act), or by the vote of a majority of the Board. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.
On December 23, 2020, Owl Rock Capital Group, the parent of the Adviser (and a subsidiary of Owl Rock Capital Partners), and Dyal announced they are merging to form Blue Owl. Blue Owl will enter the public market via its acquisition by Altimar, a special purpose acquisition company. The Transaction, if consummated, will be deemed a change in control of the Adviser, which will result in the assignment of the Investment Advisory Agreement in accordance with the 1940 Act. As a result, the Board, after considering the Transaction and subsequent change in control, has determined that upon consummation of the Transaction and subject to the approval of the Company’s shareholders at a special meeting expected to be held on March 17, 2021, the Company should enter into an amended and restated investment advisory agreement with the Adviser on terms that are identical to the Investment Advisory Agreement.
From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.
Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and may also pay to it certain incentive fees. The cost of both the management fee and the incentive fee will ultimately be borne by the Company’s shareholders.
The management fee (“Management Fee”) is payable quarterly in arrears. Prior to the future quotation or listing of the Company’s securities on a national securities exchange (an “Exchange Listing”) or the future quotation or listing of its securities on any other public trading market, the Management Fee is payable at an annual rate of 0.90% of the Company’s (i) average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters; provided, however, that no Management Fee will be charged on the value of gross assets (excluding cash and cash- equivalents but including assets purchased with borrowed amounts) that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act; plus (ii) the average of any remaining unfunded Capital Commitments at the end of the two most recently completed calendar quarters. Following an Exchange Listing, the Management Fee is payable at an annual rate of (x) 1.50% of the Company’s average gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts) that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act and (y) 1.00% of the Company’s average gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts) that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, in each case, at the end of the two most recently completed calendar quarters payable quarterly in arrears. The Management Fee will be appropriately prorated and adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuances or repurchases during the relevant calendar quarters. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter). For purposes of the Investment Advisory Agreement, gross assets means the Company’s total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

For the years ended December 31, 2020, 2019 and 2018, management fees were $32.8 million, $22.1 million and $2.1 million, respectively.
Pursuant to the Investment Advisory Agreement, the Adviser is entitled to an incentive fee (“Incentive Fee”), which consists of two components that are independent of each other, with the result that one component may be payable even if the other is not.
The portion of the Incentive Fee based on income is determined and paid quarterly in arrears commencing with the first calendar quarter following the initial closing date, and equals (i) prior to an Exchange Listing, 100% of the pre- Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate”, until the Adviser has received 10% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.67% quarterly, 10% of all remaining pre- Incentive Fee net investment income for that calendar quarter, and (ii) subsequent to an Exchange Listing, 100% of the pre- Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an Incentive Fee of (i) prior to an Exchange Listing, 10% on all pre- Incentive Fee net investment income when that amount equals 1.67% in a calendar quarter (6.67% annualized), and (ii) subsequent to an Exchange Listing, 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which, in each case, is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, (i) prior to an Exchange Listing, 10% of any pre-Incentive Fee net investment income in excess of 1.67% in any calendar quarter is payable to the Adviser, and (ii) subsequent to an Exchange Listing, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.
For the year ended December 31, 2020, the Company incurred incentive fees based on net investment income of $9.2 million. For the year ended December 31, 2019, the Company incurred incentive fees based on net investment income of $2.6 million. The Company did not incur incentive fees based on net investment income for the year ended December 31, 2018.
The second component of the Incentive Fee, the “Capital Gains Incentive Fee,” payable at the end of each calendar year in arrears, equals, (i) prior to an Exchange Listing, 10% of cumulative realized capital gains from the initial closing date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the initial closing date to the end of each calendar year, and (ii) subsequent to an Exchange Listing, 17.5% of cumulative realized capital gains from the Listing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year. Each year, the fee paid for the Capital Gains Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. The Company will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if the Company was to sell the relevant investment and realize a capital gain. The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. For the sole purpose of calculating the Capital Gains Incentive Fee, the cost basis as of the initial closing date for all of the Company’s investments made prior to the initial closing date will be equal to the fair value of such investments as of the last day of the calendar quarter in which the initial closing date occurs; provided, however, that in no event will the Capital Gains Fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
For the year ended December 31, 2020, the Company incurred performance based incentive fees based on capital gains of $4.2 million. For the years ended December 31, 2019 and 2018, there were no performance based incentive fees incurred based on capital gains.
Dealer Manager Agreement
On November 6, 2018, the Company and the Adviser entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Owl Rock Capital Securities LLC (“Owl Rock Securities”), pursuant to which Owl Rock Securities and certain participating broker-dealers will solicit Capital Commitments in the Private Offerings. In addition, the Company has entered into a placement agent agreement (the “Placement Agent Agreement”) with Owl Rock Securities pursuant to which employees of Owl Rock Securities may conduct placement activities.
Owl Rock Securities, an affiliate of Owl Rock (as defined below), is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority. Fees paid pursuant to these agreements will be paid by the Adviser.
Affiliated Transactions
The Company may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. The Company intends to rely on exemptive relief that has been granted by the SEC to Owl Rock Capital Advisors LLC (“ORCA”) and certain of its affiliates to permit the Company to co-invest with other funds managed by the Adviser or its affiliates, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, the Company generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching of the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company’s shareholders and is consistent with its investment objective and strategies, and (3) the investment by its affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which its affiliates are investing. In addition, pursuant to an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs, through December 31, 2020, the Company was permitted, subject to the satisfaction of certain conditions, to complete follow-on investments in its existing portfolio companies with certain private funds managed by the Adviser or its affiliates and covered by the Company’s exemptive relief, even if such private funds have not previously invested in such existing portfolio company. Without this order, private funds would generally not be able to participate in such follow-on investments with the Company unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with the Company. Although the conditional exemptive order has expired, the SEC’s Division of Investment Management has indicated that until March 31, 2021, it will not recommend enforcement action, to the extent that any BDC with an existing co-investment order continues to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein. The Adviser is under common control with ORCA, Owl Rock Private Fund Advisors LLC (“ORPFA”) and Owl Rock Diversified Advisors LLC (“ORDA”), which are also investment advisers and indirect subsidiaries of Owl Rock Capital Partners. The Adviser, ORCA, ORPFA, ORDA and Owl Rock Capital Partners are referred to, collectively, as “Owl Rock.” Owl Rock’s investment allocation policy seeks to ensure equitable allocation of investment opportunities between the Company, Owl Rock Capital Corporation, Owl Rock Capital Corporation II, Owl Rock Core Income Corp., which are BDCs advised by ORCA, Owl Rock Capital Corporation III, a BDC advised by ORDA, and/or other funds managed by the Adviser or its affiliates (collectively, the “Owl Rock Clients”). As a result of exemptive relief, there could be significant overlap in the Company’s investment portfolio and investment portfolios of the Owl Rock Clients and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.
License Agreement
On August 10, 2018, the Company entered into a license agreement (the “License Agreement”) pursuant to which an affiliate of Owl Rock Capital Partners LP has granted the Company a non-exclusive license to use the name “Owl Rock.” Under the License Agreement, the Company has a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company will have no legal right to the “Owl Rock” name or logo.

Note 4.   Investments
Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments. The information in the tables below is presented on an aggregate portfolio basis, without regard to whether they are non-controlled non-affiliated, non-controlled affiliated or controlled affiliated investments.
Investments at fair value and amortized cost consisted of the following as of December 31, 2020 and 2019:
	December 31, 2020		December 31, 2019
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$2,258,128	$2,261,996	$1,385,386	$1,382,256
Second-lien senior secured debt investments	206,266	208,328	36,147	36,236
Unsecured debt investments	376,454	388,602	—	—
Equity investments	174,250	198,411	57,303	57,453
Total Investments	$3,015,098	$3,057,337	$1,478,836	$1,475,945
The industry composition of investments based on fair value as of December 31, 2020 and 2019 was as follows:
	December 31, 2020	December 31, 2019
Buildings and real estate	1.5%	3.0%
Business services	18.4	26.9
Data and information services	15.2	5.8
eCommerce and digital marketplaces	1.9	0.3
Education	9.5	16.4
Financial services	7.9	1.4
Food and beverage	8.7	—
Healthcare providers and services	—	3.1
Healthcare technology	12.5	17.0
Human resource support services	0.1	—
Insurance	2.6	2.9
Internet and digital media	3.6	8.7
Leisure and entertainment	2.9	4.5
Manufacturing	2.0	—
Oil and gas	3.2	5.7
Professional services	1.5	3.5
Technology Infrastructure	8.5	0.8
Total	100.0%	100.0%

The geographic composition of investments based on fair value as of December 31, 2020 and 2019 was as follows:
	December 31, 2020	December 31, 2019
United States:
Midwest	7.8%	6.9%
Northeast	23.9	35.9
South	26.2	34.7
West	28.7	17.3
Canada	4.4	3.1
Ireland	—	2.1
Israel	4.1	—
United Kingdom	4.9	—
Total	100.0%	100.0%
Note 5.   Fair Value of Investments
Investments
The following tables present the fair value hierarchy of investments as of December 31, 2020 and 2019:
	Fair Value Hierarchy as of December 31, 2020
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$19,641	$2,242,355	$2,261,996
Second-lien senior secured debt investments	—	23,332	184,996	208,328
Unsecured debt investments	—	—	388,602	388,602
Equity	—	—	198,411	198,411
Total Investments at fair value	$—	$42,973	$3,014,364	$3,057,337
	Fair Value Hierarchy as of December 31, 2019
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$39,851	$1,342,405	$1,382,256
Second-lien senior secured debt investments	—	16,636	19,600	36,236
Equity	—	—	57,453	57,453
Total Investments at fair value	$—	$56,487	$1,419,458	$1,475,945

The following tables present changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the years ended December 31, 2020 and 2019:
	As of and for the Year Ended December 31, 2020
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Equity	Total
Fair value, beginning of period	$1,342,405	$19,600	$—	$57,453	$1,419,458
Purchases of investments, net	1,112,369	151,968	410,035	116,947	1,791,319
Payment-in-kind	5,875	—	11,430	—	17,305
Proceeds from investments, net	(231,792)	(4,492)	(48,750)	—	(285,034)
Net change in unrealized gain (loss)	7,610	1,107	12,148	24,011	44,876
Net realized gains (losses)	(58)	—	—	—	(58)
Net amortization of discount on investments	5,946	177	3,739	—	9,862
Transfers into (out of) Level 3(1)	—	16,636	—	—	16,636
Fair value, end of period	$2,242,355	$184,996	$388,602	$198,411	$3,014,364

(1)
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. For the year ended December 31, 2020, transfers between Level 2 and 3 were as a result of changes in the observability of significant inputs for certain portfolio companies.

	As of and for the Year Ended December 31, 2019
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Equity	Total
Fair value, beginning of period	$214,348	$19,550	$—	$—	$233,898
Purchases of investments, net	1,284,622	—	—	57,303	1,341,925
Payment-in-kind	—	—	—	—	—
Proceeds from investments, net	(154,652)	—	—	—	(154,652)
Net change in unrealized gain (loss)	(4,068)	15	—	150	(3,903)
Net realized gains (losses)	77	—	—	—	77
Net amortization of discount on investments	2,078	35	—	—	2,113
Transfers into (out of) Level 3(1)	—	—	—	—	—
Fair value, end of period	$1,342,405	$19,600	$—	$57,453	$1,419,458

(1)
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

	As of and for the Year Ended December 31, 2018(2)
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Equity	Total
Fair value, beginning of period	$—	$—	$—	$—	$—
Purchases of investments, net	214,533	19,600	—	—	234,133
Payment-in-kind	—	—	—	—	—
Proceeds from investments, net	(290)	—	—	—	(290)
Net change in unrealized gain (loss)	74	(61)	—	—	13
Net realized gains (losses)	—	—	—	—	—
Net amortization of discount on investments	31	11	—	—	42
Transfers into (out of) Level 3(1)	—	—	—	—	—
Fair value, end of period	$214,348	$19,550	$—	$—	$233,898

(1)
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

(2)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

The following tables present information with respect to net change in unrealized gains (losses) on investments for which Level 3 inputs were used in determining the fair value that are still held by the Company for the years ended December 31, 2020, 2019 and 2018:
($ in thousands)	Net change in unrealized gain (loss) for the Year Ended December 31, 2020 on Investments Held at December 31, 2020	Net change in unrealized gain (loss) for the Year Ended December 31, 2019 on Investments Held at December 31, 2019	Net change in unrealized gain (loss) for the Year Ended December 31, 2018 on Investments Held at December 31, 2018(1)
First-lien senior secured debt investments	$6,824	$(4,103)	$74
Second-lien senior secured debt investments	1,107	15	(61)
Unsecured debt investments	12,148	—	—
Equity investments	24,011	150	—
Total Investments	$44,090	$(3,938)	$13
The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of December 31, 2020 and 2019. The weighted average range of unobservable inputs is based on fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Company’s determination of fair value.

	As of December 31, 2020
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$1,884,470	YieldAnalysis	Market Yield	5.0% – 13.4% (8.4)%	Decrease
	357,885	RecentTransaction	Transaction Price	98.0% – 99.0% (98.5)%	Increase
Second-lien senior secured debt investments(1)	$91,626	YieldAnalysis	Market Yield	6.9% – 12.0% (10.4)%	Decrease
	60,239	RecentTransaction	Transaction Price	97.0% – 99.5% (98.3)%	Increase
Unsecured debt investments	$388,602	Yield Analysis	Market Yield	8.1% – 17.6% (11.4)%	Decrease
Equity	$16,950	Yield Analysis	Market Yield	10.1% (10.1)%	Decrease
	50,000	Recent Transaction	Transaction Price	$5.10 – $5.67 $(5.66)	Increase
	131,461	Market Approach	Revenue Multiple	5.1x – 24.3x (8.7x)	Increase

(1)
Excludes investments with an aggregate fair value amounting to $33,131, which the Company valued using indicative bid prices obtained from brokers.

	As of December 31, 2019
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$1,087,705	Yield Analysis	Market Yield	6.8% – 11.7% (8.7)%	Decrease
	254,700	Recent Transaction	Transaction Price	98.7% – 98.8% (98.7)%	Increase
Second-lien senior secured debt investments	$19,600	Yield Analysis	Market Yield	11.8% (11.8)%	Decrease
Equity	$15,385	Market Approach	EBITDA Multiple	21.5x (21.5x)	Increase
	42,068	Market Approach	Revenue Multiple	4.7x – 18.8x (8.1x)	Increase
The Company typically determines the fair value of its performing Level 3 debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Company’s investment within the portfolio company’s capital structure.
Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. For the Company’s Level 3 equity investments, a market approach, based on comparable publicly-traded company and comparable market transaction multiples of revenues, earnings before interest, taxes, depreciation and amortization (“EBITDA”) or some combination thereof and comparable market transactions typically would be used.
Debt Not Carried at Fair Value
Fair Value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company’s marketplace credit ratings, or market quotes, if available.

The following table presents the carrying and fair values of the Company’s debt obligations as of December 31, 2020 and December 31, 2019:
	December 31, 2020		December 31, 2019
($ in thousands)	Net Carrying Value(1)	Fair Value	Net Carrying Value(2)	Fair Value
Subscription Credit Facility	$103,970	$103,970	$641,739	$641,739
Revolving Credit Facility	62,037	62,037	182,058	182,058
SPV Asset Facility I	286,309	286,309	—	—
June 2025 Notes	205,011	235,200	—	—
December 2025 Notes	391,931	418,000	—	—
June 2026 Notes	367,804	376,875	—	—
CLO 2020-1	197,056	197,056	—	—
Total Debt	$1,614,118	$1,679,447	$823,797	$823,797

(1)
The carrying value of the Company’s Subscription Credit Facility, Revolving Credit Facility, SPV Asset Facility I, June 2025 Notes, December 2025 Notes, June 2026 Notes, and CLO 2020-1 are presented net of unamortized debt issuance costs of $1.9 million, $6.3 million, $3.7 million, $5.0 million, $8.1 million, $7.2 million and $2.9 million, respectively.

(2)
The carrying value of the Company’s Subscription Credit Facility and Revolving Credit Facility are presented net of unamortized debt issuance costs of $4.0 million and $2.9 million, respectively.

Financial Instruments Not Carried at Fair Value
As of December 31, 2020 and 2019, the carrying amounts of the Company’s assets and liabilities, other than investments at fair value and debt, approximate fair value due to their short maturities.
Note 6.   Debt
In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. The Company’s asset coverage was 191% and 193% as of December 31, 2020 and 2019, respectively.
Debt obligations consisted of the following as of December 31, 2020 and 2019:
	December 31, 2020
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)(3)(4)(5)(6)(7)(8)
Subscription Credit Facility	$700,000	$105,849	$557,328	$103,970
Revolving Credit Facility	590,000	68,347	521,653	62,037
SPV Asset Facility I	300,000	290,000	10,000	286,309
June 2025 Notes	210,000	210,000	—	205,011
December 2025 Notes	400,000	400,000	—	391,931
June 2026 Notes	375,000	375,000	—	367,804
CLO 2020-1	200,000	200,000	—	197,056
Total Debt	$2,775,000	$1,649,196	$1,088,981	$1,614,118

(1)
The amount available reflects any limitations related to each credit facility’s borrowing base.

(2)
The carrying value of our Subscription Credit Facility is presented net of unamortized debt issuance costs of $1.9 million.

(3)
The carrying value of our Revolving Credit Facility is presented net of unamortized debt issuance costs of $6.3 million.

(4)
The carrying value of our SPV Asset Facility I is presented net of unamortized debt issuance costs of $3.7 million.

(5)
The carrying value of our June 2025 Notes is presented net of unamortized debt issuance costs of $5.0 million.

(6)
The carrying value of our December 2025 Notes is presented net of unamortized debt issuance costs of $8.1 million.

(7)
The carrying value of our June 2026 Notes is presented net of unamortized debt issuance costs of $7.2 million.

(8)
The carrying value of our CLO 2020-1 is presented net of unamortized debt issuance costs of $2.9 million.

	December 31, 2019
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)(3)
Subscription Credit Facility	$900,000	$645,712	$103,399	$641,739
Revolving Credit Facility	305,000	185,000	120,000	182,058
Total Debt	$1,205,000	$830,712	$223,399	$823,797

(1)
The amount available reflects any limitations related to each credit facility’s borrowing base.

(2)
The carrying value of our Subscription Credit Facility is presented net of unamortized debt issuance costs of $4.0 million.

(3)
The carrying value of our Revolving Credit Facility is presented net of unamortized debt issuance costs of $2.9 million.

For the years ended December 31, 2020, 2019 and 2018, the components of interest expense were as follows:
	For the Years Ended December 31,
($ in thousands)	2020	2019	2018(1)
Interest expense	$34,197	$19,478	$349
Amortization of debt issuance costs	4,372	2,202	102
Total Interest Expense	$38,569	$21,680	$451
Average interest rate	3.68%	3.76%	5.91%
Average daily borrowings	$914,266	$479,115	$36,163

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

Subscription Credit Facility
On November 19, 2018 (the “Closing Date”), the Company entered into a revolving credit facility (the “Subscription Credit Facility”) with Wells Fargo Bank, National Association (“Wells Fargo”) as administrative agent (the “Administrative Agent”), and Wells Fargo, PNC Bank, National Association (“PNC”), and State Street Bank and Trust Company (“State Street”), as lenders.
The maximum principal amount of the Subscription Credit Facility is $700 million which decreased from $750 million on June 29, 2020, and previously decreased from $800 million to $750 million on June 3, 2020 and from $900 to $800 million on May 20, 2020. The Subscription Credit Facility previously increased from $800 million to $900 million on December 19, 2019, $700 million to $800 million on August 20, 2019, $500 million to $700 million on June 24, 2019, $450 million to $500 million on March 8, 2019 and from $350 million to $450 million on February 25, 2019, subject to availability under the borrowing base, which is based on unused capital commitments. The Subscription Credit Facility includes a provision permitting the Company to further increase the size of the Subscription Credit Facility under certain circumstances up to a maximum principal amount not to exceed an agreed amount, if the existing or new lenders agree to commit to such further increase, which is referred to as the accordion feature.
On June 6, 2019, the Company entered into the First Amendment to the Subscription Credit Facility. Among other changes, the Amendment (a) increased the accordion feature from $1 billion to $1.1 billion; (b) added a financial covenant requiring that the fair market value of the Company’s investments be equal to or greater than 85% of the aggregate cost assigned to such investments on the Company’s financial statements, and (c) added a financial covenant requiring that from June 30, 2019 until the earlier of (i) the “Final Closing Date” as such term is defined in the form of subscription agreement for the Company and (ii) June 30, 2020 (or such later date as requested by the Company and agreed to by the Administrative Agent), the value of the Company’s total assets over its total liabilities be greater than $500 million.
Borrowings under the Subscription Credit Facility bear interest, at the Company’s election at the time of drawdown, at a rate per annum equal to (i) in the case of LIBOR rate loans, an adjusted LIBOR rate for the applicable interest period plus 1.50% or (ii) in the case of reference rate loans, the greatest of (A) a prime rate plus 0.50%, (B) the federal funds rate plus 1.00%, and (C) one-month LIBOR plus 1.50%. The Company generally borrows utilizing LIBOR loans, generally electing one-month LIBOR upon borrowing. Loans may be converted from one rate to another at any time at the Company’s election, subject to certain conditions. The Company also will pay an unused commitment fee of 0.25% per annum on the unused commitments.
The Subscription Credit Facility will mature upon the earliest of: (i) the date three (3) years from the Closing Date (the “Subscription Credit Facility Stated Maturity Date”); (ii) the date upon which the Administrative Agent declares the obligations under the Subscription Credit Facility due and payable after the occurrence of an event of default; (iii) forty-five (45) days prior to the scheduled termination of the commitment period under the Company’s subscription agreements; (iv) forty-five (45) days prior to the date of any listing of the Company’s common stock on a national securities exchange; (v) the termination of the commitment period under the Company’s subscription agreements (if earlier than the scheduled date); and (vi) the date the Company terminates the commitments pursuant to the Subscription Credit Facility. At our option, the Subscription Credit Facility Stated Maturity Date may be extended by up to 364 days subject to satisfaction of customary conditions.
The Subscription Credit Facility is secured by a perfected first priority security interest in the Company’s right, title, and interest in and to the capital commitments of the Company’s private investors, including the Company’s right to make capital calls, receive and apply capital contributions, enforce remedies and claims related thereto together with capital call proceeds and related rights, and a pledge of the collateral account into which capital call proceeds are deposited.
The Subscription Credit Facility contains customary covenants, including certain limitations on the incurrence by us of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events, and customary events of default (with customary cure and notice provisions).
Transfers of interests in the Company by investors must comply with certain sections of the Subscription Credit Facility and we shall notify the Administrative Agent before such transfers take place. Such transfers may trigger mandatory prepayment obligations.
Revolving Credit Facility
On March 15, 2019, the Company entered into a Senior Secured Revolving Credit Agreement, as amended by the First Amendment to Senior Secured Revolving Credit Agreement dated September 3, 2020 (the “Revolving Credit Facility”). The parties to the Revolving Credit Facility include the Company, as Borrower, the lenders from time to time parties thereto (each a “Lender” and collectively, the “Lenders”) and Truist Securities, Inc. and ING Capital LLC as Joint Lead Arrangers and Joint Bookrunners, and Truist Bank (as successor by merger to SunTrust Bank) as Administrative Agent.

The Revolving Credit Facility is guaranteed by OR Tech Lending LLC and will be guaranteed by certain domestic subsidiaries of the Company that are formed or acquired by the Company in the future (collectively, the “Guarantors”).
On September 3, 2020, the Company entered into the First Amendment to Senior Secured Revolving Credit Agreement (the “Amendment”), which amended the Revolving Credit Facility. Among other changes, the Amendment (a) increased the aggregate commitments under the Revolving Credit Facility from $240 million to $540 million; (b) increased the accordion feature, which allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility, from $750 million to $1.25 billion and (c) (i) extended the stated maturity date from March 15, 2023 to September 3, 2025 and (ii) extended the commitment termination date from March 15, 2022 to September 3, 2024.
The maximum principal amount of the Revolving Credit Facility is $590 million (increased from $540 million on December 8, 2020; previously increased from $365 million on September 3, 2020; previously increased on July 31, 2020 from $315 million to $365 million; previously increased on July 10, 2020 from $305 million to $315 million; previously increased on July 26, 2019 from $280 million to $305 million; previously increased on May 2, 2019 from $240 million to $280 million), subject to availability under the borrowing base, which is based on the Company’s portfolio investments and other outstanding indebtedness. Maximum capacity under the Revolving Credit Facility may be increased to $1.25 billion through the exercise by the Borrower of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing (increased from $750 million on September 3, 2020). The Revolving Credit Facility includes a $50 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Company and each Guarantor, subject to certain exceptions.
The availability period under the Revolving Credit Facility will terminate on September 3, 2024 (“Commitment Termination Date”) and the Revolving Credit Facility will mature on September 3, 2025 (“Revolving Credit Facility Maturity Date”). During the period from the Commitment Termination Date to the Revolving Credit Facility Maturity Date, the Company will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.
The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility will bear interest at either LIBOR plus 2.00%, or base rate plus 1.00%. The Company may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time at the Company’s option, subject to certain conditions. The Company generally borrows utilizing LIBOR loans, generally electing one-month LIBOR upon borrowing. The Company will also pay a fee of 0.375% on undrawn amounts under the Revolving Credit Facility.
The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company’s ability to make distributions to its shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default.
SPV Asset Facility I
On August 11, 2020 (the “SPV Asset Facility I Closing Date”), OR Tech Financing I LLC (OR Tech Financing I”), a Delaware limited liability company and newly formed wholly-owned subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility I”), with OR Tech Financing I, as borrower, Massachusetts Mutual Life Insurance Company, as initial Lender, Alter Domus (US) LLC, as Administrative Agent and Document Custodian, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and the lenders from time to time party thereto pursuant to Assignment and Assumption Agreements.
From time to time, the Company expects to sell and contribute certain investments to OR Tech Financing I pursuant to a Sale and Contribution Agreement by and between the Company and OR Tech

Financing I. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility I will be used to finance the origination and acquisition of eligible assets by OR Tech Financing I, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by OR Tech Financing I through ownership of OR Tech Financing I. The total term loan commitment of the SPV Asset Facility I is $300 million. The availability of the commitments are subject to a ramp up period and subject to an overcollateralization ratio test, which is based on the value of OR Tech Financing I assets from time to time, and satisfaction of certain other tests and conditions, including an advance rate test, interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility I provides for the ability to draw term loans for a period of up to two years after the Closing Date unless the commitments are terminated as provided in the SPV Asset Facility I (the “Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility I will mature on August 12, 2030 (the “SPV Asset Facility I Stated Maturity”). Prior to the SPV Asset Facility I Stated Maturity, proceeds received by OR Tech Financing I from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility I Stated Maturity, OR Tech Financing I must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at LIBOR plus a spread of 3.50%. The SPV Asset Facility I contains customary covenants, limitations on the activities of OR Tech Financing I, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility I is secured by a perfected first priority security interest in the assets of OR Tech Financing I and on any payments received by OR Tech Financing I in respect of those assets. Assets pledged to the Lenders will not be available to pay the debts of the Company.
Unsecured Notes
June 2025 Notes
On June 12, 2020, the Company issued $210 million aggregate principal amount of 6.75% notes due 2025 (the “June 2025 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The June 2025 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The June 2025 Notes were issued pursuant to an Indenture dated as of June 12, 2020 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and a First Supplemental Indenture, dated as of June 12, 2020 (the “First Supplemental Indenture” and together with the Base Indenture, the “June 2025 Indenture”), between the Company and the Trustee. The June 2025 Notes will mature on June 30, 2025 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the June 2025 Indenture. The June 2025 Notes initially bear interest at a rate of 6.75% per year payable semi-annually on June 30 and December 30 of each year, commencing on December 30, 2020. As described in the First Supplemental Indenture, if the June 2025 Notes cease to have an investment grade rating from Kroll Bond Rating Agency (or if Kroll Bond Rating Agency ceases to rate the June 2025 Notes or fails to make a rating of the June 2025 Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization,” as defined in Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Kroll Bond Rating Agency) (an “Interest Rate Adjustment Event”), the interest rate on the June 2025 Notes will increase to 7.50% from the date of the Interest Rate Adjustment Event until the date on which the June 2025 Notes next again receive an investment grade rating. The June 2025 Notes will be our direct, general unsecured obligations and will rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the June 2025 Notes. The June 2025 Notes will rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior. The

June 2025 Notes will rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The June 2025 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The June 2025 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the June 2025 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the June 2025 Indenture.
In addition, if a change of control repurchase event, as defined in the June 2025 Indenture, occurs prior to maturity, holders of the June 2025 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the June 2025 Notes at a repurchase price equal to 100% of the aggregate principal amount of the June 2025 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
December 2025 Notes
On September 23, 2020, the Company issued $400 million aggregate principal amount of its 4.75% notes due 2025 (the “December 2025 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The December 2025 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The December 2025 Notes were issued pursuant to the Base Indenture and a Second Supplemental Indenture, dated as of September 23, 2020 (the “Second Supplemental Indenture” and together with the Base Indenture, the “December 2025 Indenture”), between the Company and the Trustee. The December 2025 Notes will mature on December 15, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the December 2025 Indenture. The December 2025 Notes bear interest at a rate of 4.75% per year payable semi-annually on June 15 and December 15 of each year, commencing on December 15, 2020. The December 2025 Notes will be the Company’s direct, general unsecured obligations and will rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the December 2025 Notes. The December 2025 Notes will rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior. The December 2025 Notes will rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The December 2025 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the December 2025 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, if a change of control repurchase event, as defined in the December 2025 Indenture, occurs prior to maturity, holders of the December 2025 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the December 2025 Notes at a repurchase price equal to 100% of the aggregate principal amount of the December 2025 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.

June 2026 Notes
On December 17, 2020, we issued $375 million aggregate principal amount of 3.75% notes due 2026 (the “June 2026 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The June 2026 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The June 2026 Notes were issued pursuant to the Base Indenture and a Third Supplemental Indenture, dated as of December 17, 2020 (the “Third Supplemental Indenture” and together with the Base Indenture, the “June 2026 Indenture”), between us and the Trustee. The June 2026 Notes will mature on June 17, 2026 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the June 2026 Indenture. The June 2026 Notes bear interest at a rate of 3.75% per year payable semi-annually on June 17 and December 17 of each year, commencing on June 17, 2021. The June 2026 Notes will be our direct, general unsecured obligations and will rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the June 2026 Notes. The June 2026 Notes will rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior to the June 2026 Notes. The June 2026 Notes will rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The June 2026 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The June 2026 Indenture contains certain covenants, including covenants requiring us to (i) comply with the asset coverage requirements of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the June 2026 Notes and the Trustee if we are no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, if a change of control repurchase event, as defined in the June 2026 Indenture, occurs prior to maturity, holders of the June 2026 Notes will have the right, at their option, to require us to repurchase for cash some or all of the June 2026 Notes at a repurchase price equal to 100% of the aggregate principal amount of the June 2026 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
CLO 2020-1
On December 16, 2020 (the “CLO 2020-1 Closing Date”), the Company completed a $333.5 million term debt securitization transaction (the “CLO 2020-1 Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO 2020-1 Transaction were issued by the Company’s consolidated subsidiaries Owl Rock Technology Financing 2020-1, an exempted company incorporated in the Cayman Islands with limited liability (the “Issuer”), and Owl Rock Technology Financing 2020-1 LLC, a Delaware limited liability company (the “CLO 2020-1 Co-Issuer” and together with the CLO 2020-1 Issuer, the “CLO 2020-1 Issuers”) and are backed by a portfolio of collateral obligations consisting of middle market loans, recurring revenue loans and participation interests in middle market loans, recurring revenue loans as well as by other assets of the CLO 2020-1 Issuer.
The CLO 2020-1 Transaction was executed by the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the Closing Date (the “CLO 2020-1 Indenture”), by and among the CLO 2020-1 Issuers and State Street Bank and Trust Company: $200 million of A (sf) Class A Notes, which bear interest at three-month LIBOR plus 2.95% (the “CLO 2020-1 Secured Notes”). The CLO 2020-1 Secured Notes are secured by the middle market loans, recurring revenue loans, participation interests in middle market loans and recurring revenue loans and other assets of the Issuer. The CLO 2020-1 Secured Notes are scheduled to mature on January 15, 2031. The CLO 2020-1

Secured Notes were offered by MUFG Securities Americas Inc., as initial purchaser, from time to time in individually negotiated transactions. Upon the occurrence of certain triggering events relating to the end of LIBOR, a different benchmark rate will replace LIBOR as the reference rate for interest accruing on the CLO 2020-1 Secured Notes.
Concurrently with the issuance of the CLO 2020-1 Secured Notes, the CLO 2020-1 Issuer issued approximately $133.5 million of subordinated securities in the form of 133,500 preferred shares at an issue price of U.S.$1,000 per share (the “CLO 2020-1 Preferred Shares”). The CLO 2020-1 Preferred Shares were issued by the CLO 2020-1 Issuer as part of its issued share capital and are not secured by the collateral securing the CLO 2020-1 Secured Notes. The Company purchased all of the CLO 2020-1 Preferred Shares. The Company acts as retention holder in connection with the CLO 2020-1 Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO 2020-1 Preferred Shares.
As part of the CLO 2020-1 Transaction, the Company entered into a loan sale agreement with the CLO 2020-1 Issuer dated as of the Closing Date, which provided for the sale and contribution of approximately $243.4 million par amount of middle market loans and recurring revenue loans from the Company to the CLO 2020-1 Issuer on the Closing Date and for future sales from the Company to the CLO 2020-1 Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO 2020-1 Secured Notes. The Company made customary representations, warranties, and covenants to the CLO 2020-1 Issuer under the loan sale agreement.
Through January 15, 2022, the net proceeds of the issuing of the CLO 2020-1 Secured Notes not used to purchase the initial portfolio of loans securing the CLO 2020-1 Secured Notes and a portion of the proceeds received by the CLO 2020-1 Issuer from the loans securing the CLO 2020-1 Secured Notes may be used by the CLO 2020-1 Issuer to purchase additional middle market loans and recurring revenue loans under the direction of the Adviser, in its capacity as collateral manager for the CLO 2020-1 Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans and recurring revenue loans.
The CLO 2020-1 Secured Notes are the secured obligation of the CLO 2020-1 Issuers, and the CLO 2020-1 Indenture includes customary covenants and events of default. The CLO 2020-1 Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the SEC or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO 2020-1 Issuer under a collateral management agreement dated as of the Closing Date. The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Investment Advisory Agreement, dated August 10, 2018, between the Adviser and the Company will be offset by the amount of the collateral management fee attributable to the CLO 2020-1 Issuers’ equity or notes owned by the Company.

Note 7.   Commitments and Contingencies
Portfolio Company Commitments
From time to time, the Company may enter into commitments to fund investments. As of December 31, 2020 and 2019, the Company had the following outstanding commitments to fund investments in current portfolio companies:
Portfolio Company ($ in thousands)	Investment	December 31, 2020	December 31, 2019
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)	First lien senior secured revolving loan	$6,040	$—
3ES Innovation Inc. (dba Aucerna)	First lien senior secured revolving loan	4,580	4,580
Acquia Inc.	First lien senior secured revolving loan	11,789	14,158
Apptio, Inc.	First lien senior secured revolving loan	3,269	3,269
AxiomSL Group, Inc.	First lien senior secured revolving loan	12,737	—
BCTO BSI Buyer, Inc. (dba Buildertrend)	First lien senior secured revolving loan	7,500	—
Certify, Inc.	First lien senior secured delayed draw term loan	—	3,422
Certify, Inc.	First lien senior secured revolving loan	1,711	1,939
H&F Opportunities LUX III S.À R.L (dba Checkmarx)	First lien senior secured revolving loan	25,000	—
Reef Global, Inc. (fka Cheese Acquisition, LLC)	First lien senior secured revolving loan	1,494	4,545
ConnectWise, LLC	First lien senior secured revolving loan	10,428	13,904
Definitive Healthcare Holdings, LLC	First lien senior secured delayed draw term loan	17,826	21,739
Definitive Healthcare Holdings, LLC	First lien senior secured revolving loan	5,435	5,435
Diligent Corporation	First lien senior secured delayed draw term loan	4,570	—
Diligent Corporation	First lien senior secured revolving loan	1,523	—
Dude Solutions Holdings, Inc.	First lien senior secured revolving loan	6,923	6,923
Forescout Technologies, Inc.	First lien senior secured revolving loan	8,333	—
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	3,647	3,647
Granicus, Inc.	First lien senior secured revolving loan	4,110	—
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured delayed draw term loan	1,957	12,159
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured revolving loan	2,844	684
Instructure, Inc.	First lien senior secured revolving loan	7,405	—
Integrity Marketing Acquisition, LLC	First lien senior secured delayed draw term loan	—	4,179
Integrity Marketing Acquisition, LLC	First lien senior secured delayed draw term loan	—	8,206
Integrity Marketing Acquisition, LLC	First lien senior secured revolving loan	3,736	3,736
Interoperability Bidco, Inc.	First lien senior secured delayed draw term loan	10,000	10,000

Portfolio Company ($ in thousands)	Investment	December 31, 2020	December 31, 2019
Interoperability Bidco, Inc.	First lien senior secured revolving loan	—	5,000
Kaseya Inc.	First lien senior secured delayed draw term loan	—	3,045
Kaseya Inc.	First lien senior secured delayed draw term loan	2,800	—
Kaseya Inc.	First lien senior secured revolving loan	1,250	1,050
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured delayed draw term loan	—	1,309
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured revolving loan	6,642	3,946
Litera Bidco LLC	First lien senior secured revolving loan	8,250	8,250
MINDBODY, Inc.	First lien senior secured revolving loan	7,143	7,143
Maverick Bidco Inc.	First lien senior secured delayed draw term loan	6,818	—
Paysimple, Inc.	First lien senior secured delayed draw term loan	—	10,432
Project Power Buyer, LLC (dba PEC-Veriforce)	First lien senior secured revolving loan	3,750	3,750
RxSense Holdings, LLC	First lien senior secured revolving loan	—	1,415
Total Unfunded Portfolio Company Commitments		$199,510	$167,865

The Company maintains sufficient borrowing capacity along with undrawn Capital Commitments to cover outstanding unfunded portfolio company commitments that the Company may be required to fund.
Investor Commitments
As of December 31, 2020, the Company had $3.1 billion in total Capital Commitments from investors ($1.7 billion undrawn), of which $72.9 million is from entities affiliated with or related to the Adviser ($37.3 million undrawn). These undrawn Capital Commitments will no longer remain in effect following the completion of an initial public offering of the Company’s common stock.
As of December 31, 2019, the Company had $2.5 billion in total Capital Commitments from investors ($1.7 billion undrawn), of which $68.5 million is from entities affiliated with or related to the Adviser ($48.2 million undrawn). These undrawn Capital Commitments will no longer remain in effect following the completion of an initial public offering of the Company’s common stock.
Other Commitments and Contingencies
From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. At December 31, 2020, management was not aware of any pending or threatened litigation.
Note 8.   Net Assets
Subscriptions and Drawdowns
In connection with its formation, the Company has the authority to issue 500,000,000 common shares at $0.01 per share par value.
On August 7, 2018, the Company issued 100 common shares for $1,500 to Owl Rock Technology Advisors LLC, which subsequently became the Company’s Adviser on August 10, 2018.
The Company has entered into subscription agreements (the “Subscription Agreements”) with investors providing for the private placement of the Company’s common shares. Under the terms of the Subscription Agreements, investors are required to fund drawdowns to purchase the Company’s common shares up to the amount of their respective Capital Commitment on an as-needed basis each time the Company delivers a capital call notice to its investors.
During the year ended December 31, 2020, the Company delivered the following capital call notices to investors:
Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
December 3, 2020	December 16, 2020	663,129	$10.0
September 11, 2020	September 24, 2020	673,401	10.0
May 6, 2020	May 19, 2020	19,416,820	274.9
April 15, 2020	April 28, 2020	10,668,889	149.9
March 11, 2020	March 24, 2020	10,840,780	149.4
December 30, 2019	January 13, 2020	4,209,097	62.0
Total		46,472,116	$656.2
On March 3, 2021, the Company delivered a capital drawdown notice to its investors relating to the sale of approximately 16,644,475 shares of the company’s common stock, par value $0.01 per share, expected to close on or about March 16, 2021 for an aggregate offering price of $250.0 million.
During the year ended December 31, 2019, the Company delivered the following capital call notices to investors:
Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
November 7, 2019	November 22, 2019	6,756,466	$100.0
September 16, 2019	September 27, 2019	4,025,213	59.9
May 15, 2019	May 29, 2019	10,112,871	149.5
March 15, 2019	March 28, 2019	11,838,390	175.0
Total		32,732,940	$484.4
Distributions
The following table reflects the distributions declared on shares of the Company’s common stock during the year ended December 31, 2020:
	December 31, 2020
Date Declared	Record Date	Payment Date	Distribution per Share
November 3, 2020	December 31, 2020	January 29, 2021	$0.21
August 4, 2020	September 30, 2020	November 13, 2020	$0.22
May 5, 2020	June 30, 2020	August 14, 2020	$0.20
February 19, 2020	March 31, 2020	May 15, 2020	$0.21
On February 23, 2021, the Board declared a distribution of 90% of estimated fourth quarter taxable income for shareholders of record on March 31, 2021, payable on or before May 14, 2021.

The following table reflects the distributions declared on shares of the Company’s common stock during the year ended December 31, 2019:
	December 31, 2019
Date Declared	Record Date	Payment Date	Distribution per Share
October 30, 2019	December 31, 2019	January 31, 2020	$0.21
August 7, 2019	September 30, 2019	November 15, 2019	$0.25
May 8, 2019	June 30, 2019	August 15, 2019	$0.14
February 27, 2019	March 31, 2019	May 15, 2019	$0.05
Dividend Reinvestment
With respect to distributions, the Company has adopted an “opt out” dividend reinvestment plan for common shareholders. As a result, in the event of a declared distribution, each shareholder that has not “opted out” of the dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.
The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the year ended December 31, 2020:
	December 31, 2020
Date Declared	Record Date	Payment Date	Shares
August 4, 2020	September 30, 2020	November 13, 2020	383,937
May 5, 2020	June 30, 2020	August 14, 2020	354,998
February 19, 2020	March 31, 2020	May 15, 2020	295,497
October 30, 2019	December 31, 2019	January 31, 2020	227,554
The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the year ended December 31, 2019:
	December 31, 2019
Date Declared	Record Date	Payment Date	Shares
August 7, 2019	September 30, 2019	November 15, 2019	224,683
May 8, 2019	June 30, 2019	August 15, 2019	122,495
February 27, 2019	March 31, 2019	May 15, 2019	32,953
Note 9.   Earnings Per Share
The following table sets forth the computation of basic and diluted earnings (loss) per common share for the years ended December 31, 2020, 2019 and 2018:
	For the Years Ended December 31,
($ in thousands, except per share amounts)	2020	2019	2018(1)
Increase (decrease) in net assets resulting from operations	$122,117	$30,736	$(3,166)
Weighted average shares of common stock outstanding – basic and diluted	85,371,169	36,696,078	9,344,401
Earnings (loss) per common share-basic and diluted	$1.43	$0.84	$(0.34)

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

Note 10.   Income Taxes
The Company has elected to be treated as a RIC under Subchapter M of the Code, and the Company intends to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, the Company must, among other things, distribute to its shareholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain its tax treatment as a RIC, the Company, among other things, intends to make the requisite distributions to our shareholders, which generally relieves the Company from corporate-level U.S. federal income taxes.
Depending on the level of taxable income earned in a tax year, the Company can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company will accrue excise tax on estimated excess taxable income.
The following reconciles the increase in net assets resulting from operations for the fiscal periods ended December 31, 2020, 2019 and 2018 to undistributed taxable income at December 31, 2020, 2019 and 2018 respectively:
	For the Years Ended December 31,
($ in millions)	2020(2)	2019	2018(1)
Increase (decrease) in net assets resulting from operations	$122.1	$30.7	$(3.2)
Adjustments:
Net unrealized gain (loss)	(43.1)	2.0	1.1
Deferred organization costs	—	—	0.4
Excise tax	0.4	0.1	—
Other book-tax differences	3.7	0.9	0.2
Net operating losses	—	—	1.5
Taxable Income	$83.1	$33.7	$—

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

(2)
Tax information for the fiscal year ended December 31, 2020 is estimated and is not considered final until the Company files its tax return.

For the year ended December 31, 2020
Total distributions declared during the year ended December 31, 2020 of $76.8 million were derived from ordinary income, determined on a tax basis. For the calendar year ended December 31, 2020, the Company had $7.8 million of undistributed ordinary income, $1.9 million of undistributed capital gains, as well as $38.8 million of net unrealized gains on investments and assets and liabilities in foreign currencies and ($2.6) million of other temporary differences. For the year ended December 31, 2020, 84.5% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non- U.S. shareholders.
During the year ended December 31, 2020, the Company increased the total distributable earnings (losses) and decreased additional paid in capital. These permanent differences were principally related to $0.1 million of non-deductible offering costs and $0.4 million of U.S. federal excise taxes.
As of December 31, 2020, the net estimated unrealized gain on investments for U.S. federal income tax purposes was $41.0 million based on a tax cost basis of $3.0 billion. As of December 31, 2020, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $12.8 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $53.8 million.

For the period ended December 31, 2019
Total distributions declared during the year ended December 31, 2019 of $30.3 million were derived from ordinary income, determined on a tax basis. For the calendar year ended December 31, 2019, the Company had $3.4 million of undistributed ordinary income, as well as ($3.1) million of net unrealized losses on investments and ($0.3) million of other temporary differences. For the year ended December 31, 2019, 91.6% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.
During the year ended December 31, 2019, the Company increased the total distributable earnings (losses) and decreased additional paid in capital. These permanent differences were principally related to $0.9 million of non-deductible offering costs and $0.1 million of U.S. federal excise taxes.
For the period ended December 31, 2018
For the period ended December 31, 2018, the Company had $(1.0) million of net unrealized losses on investments and $(0.4) million of other temporary differences.
During the period ended December 31, 2018, the Company increased the total distributable earnings (losses) and decreased additional paid in capital. These permanent differences were principally related to $1.5 million of non-deductible net operating losses and $0.3 million of non-deductible offering costs.
Note 11.   Financial Highlights
The following are the financial highlights for a common share outstanding during the years ended December 31, 2020, 2019 and 2018:
	For the Years Ended December 31,
($ in thousands, except share and per share amounts)	2020	2019	2018(5)
Per share data:
Net asset value, beginning of period	$14.70	$14.53	$—
Net investment income (loss)(1)	0.92	0.85	(0.23)
Net realized and unrealized gain (loss)	0.10	(0.03)	(0.11)
Total from operations	1.02	0.82	(0.34)
Issuance of common stock	—	—	14.87
Distributions declared from net investment income(2)	(0.84)	(0.65)	—
Total increase (decrease) in net assets	0.18	0.17	14.53
Net asset value, end of period	$14.88	$14.70	$14.53
Shares outstanding, end of period	100,586,224	52,852,122	19,739,051
Total Return(3)	7.2%	5.8%	(3.2)%
Ratios / Supplemental Data
Ratio of total expenses to average net assets(4)	7.8%	9.3%	7.7%
Ratio of net investment income to average net assets(4)	6.5%	5.5%	(3.2)%
Net assets, end of period	$1,496,879	$777,172	$286,710
Weighted-average shares outstanding	85,371,169	36,696,078	9,344,401
Total capital commitments, end of period	$3,126,885	$2,519,921	$1,813,178
Ratio of total contributed capital to total committed capital, end of period	45.7%	30.7%	16.0%
Portfolio turnover rate	10.8%	18.4%	0.0%
Year of formation	2018	2018	2018

(1)
The per share data was derived using the weighted average shares outstanding during the period.

(2)
The per share data was derived using actual shares outstanding at the date of the relevant transactions.

(3)
Total return is calculated as the change in net asset value (“NAV”) per share during the period, plus distributions per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share.

(4)
The ratio reflects an annualized amount, except in the case of non-recurring expenses.

(5)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

Note 12.   Selected Quarterly Financial Data (Unaudited)
	For the three months ended
($ in thousands, except share and per share data)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Investment income	$34,727	$40,531	$45,479	$52,468
Net expenses	$18,912	$18,715	$24,378	$32,388
Net investment income (loss)	$15,815	$21,816	$21,101	$20,080
Net realized and unrealized gains (losses) on investments	$(56,028)	$44,316	$31,646	$23,371
Increase (decrease) in net assets resulting from operations	$(40,213)	$66,132	$52,747	$43,451
Net asset value per share as of the end of the quarter	$13.76	$14.34	$14.66	$14.88
Earnings (loss) per share – basic and diluted	$(0.70)	$0.78	$0.53	$0.44
	For the three months ended
(amounts in thousands, except share and per share data)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Investment income	$9,123	$17,098	$27,175	$30,316
Net expenses	$8,083	$10,889	$15,765	$17,902
Net investment income (loss)	$1,040	$6,209	$11,410	$12,414
Net realized and unrealized gains (losses) on investments	$2,873	$475	$(3,792)	$107
Increase (decrease) in net assets resulting from operations	$3,913	$6,684	$7,618	$12,521
Net asset value per share as of the end of the quarter	$14.70	$14.74	$14.66	$14.70
Earnings (loss) per share – basic and diluted	$0.19	$0.19	$0.18	$0.26
	For the three months ended
(amounts in thousands, except share and per share data)	March 31, 2018(1)	June 30, 2018(1)	September 30, 2018(1)	December 31, 2018(1)
Investment income	$—	$—	$200	$2,405
Net expenses	$—	$—	$1,054	$3,665
Net investment income (loss)	$—	$—	$(854)	$(1,260)
Net realized and unrealized gains (losses) on investments	$—	$—	$(2)	$(1,050)
Increase (decrease) in net assets resulting from operations	$—	$—	$(856)	$(2,310)
Net asset value per share as of the end of the quarter	$—	$—	$14.68	$14.53
Earnings (loss) per share – basic and diluted	$—	$—	$(0.35)	$(0.17)

(1)
Reflects the period from July 12, 2018 (inception) through December 31, 2018.

Note 13.   Subsequent Events
The Company’s management evaluated subsequent events through the date of issuance of these consolidated financial statements. Other than those previously disclosed, there have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, these consolidated financial statements.

    % Notes due 2027
OWL ROCK TECHNOLOGY FINANCE CORP.

PROSPECTUS

Joint Book-Running Managers
SMBC Nikko	Deutsche Bank Securities	ING	J.P. Morgan	MUFG	RBC Capital Markets	Truist Securities
                 , 2021

Owl Rock Technology Finance Corp.
PART C
Other Information
Item 25.
Financial Statements and Exhibits

(1)
Financial Statements

The following financial statements of Owl Rock Technology Finance Corp. are provided in Part A of this Registration Statement:
INTERIM FINANCIAL STATEMENTS

(2)
Exhibits

(a)	Articles of Amendment and Restatement, dated August 9, 2018 (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 10, filed on August 10, 2018).
(b)	Bylaws, dated July 18, 2018 (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 10, filed on August 10, 2018).
(d)(1)	Form of Subscription Agreement (incorporated by reference to Exhibit 4.1 to Amendment No. 1 to the Company’s Registration Statement on Form 10, filed on September 17, 2018).
(d)(2)	Indenture, dated as of June 12, 2020, by and between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s current report on Form 8-K, filed on June 12, 2020).
(d)(3)	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Exhibit (d)(3) to the Company’s Registration Statement on Form N-2 (File No. 333-254316) filed on March 16, 2021).
(d)(4)	First Supplemental Indenture, dated as of June 12, 2020, relating to the 6.75% notes due 2025, by and between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K, filed on June 12, 2020).
(d)(5)	Form of 6.75% notes due 2025 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K, filed on June 12, 2020).
(d)(6)	Form of 6.75% notes due 2025 sold in reliance on Rule 501(a)(1), (2), (3), or (7) of the Securities Act (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K, filed on June 12, 2020).
(d)(7)	Second Supplemental Indenture, dated as of September 23, 2020, relating to the 4.75% notes due 2025, by and between the Company and Wells Fargo Bank, National Association as trustee (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K, filed on September 23, 2020).
(d)(8)	Form of 4.75% notes due 2025 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K, filed on September 23, 2020).
(d)(9)	Form of 4.75% notes due 2025 sold in reliance on Rule 501(a)(1), (2), (3) or (7) of the Securities Act (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K, filed on September 23, 2020).
(d)(10)	Third Supplemental Indenture, dated as of December 17, 2020, relating to the 3.75% notes due 2026, by and between Owl Rock Technology Finance Corp. and Wells Fargo Bank, National Association, as trustee, including the form of global notes attached thereto (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K filed December 17, 2020).
(d)(11)	Form of 3.75% notes due 2026 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K, filed on December 17, 2020).
(d)(12)	Form of 3.75% notes due 2026 sold in reliance on Rule 501(a)(1), (2), (3) or (7) of the Securities Act (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K, filed on December 17, 2020).
(d)(13)	Form of Fourth Supplemental Indenture by and between the Company and Wells Fargo Bank, National Association as trustee (incorporated by reference to Exhibit (d)(13) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement (File No. 333-254316) filed on May 12, 2021).
(d)(14)	Form of notes (incorporated by reference to Exhibit (d)(13) filed herewith.
(e)	Dividend Reinvestment Plan effective as of August 10, 2018 (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form 10 filed on August 10, 2018).

(g)(1)	Investment Advisory Agreement between the Company and the Adviser, dated August 10, 2018 (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form 10 filed on August 10, 2018).
(g)(2)	Amended and Restated Investment Advisory Agreement between the Company and the Adviser, dated May 18, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on May 19, 2021).
(h)	Form of Underwriting Agreement (incorporated by reference to Exhibit (h) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement (File No. 333-254316) filed on May 12, 2021).
(j)(1)	Custody Agreement by and between the Company and State Street Bank and Trust Company, dated August 2018 (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form 10 filed on August 10, 2018).
(k)(1)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 1 to the Company’s Registration Statement on Form 10 filed on September 17, 2018).
(k)(2)	Administration Agreement between the Company and the Adviser, dated August 10, 2018 (incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form 10 filed on August 10, 2018).
(k)(3)	License Agreement between the Company and Owl Rock Capital Partners LP, dated August 10, 2018 (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form 10 filed on August 10, 2018).
(k)(4)	Revolving Credit Agreement dated November 19, 2018, between the Company, as the Initial Borrower, Wells Fargo Bank, National Association, as the Administrative Agent, Letter of Credit Issuer and a Lender, and Wells Fargo Securities, LLC, as the Sole Bookrunner and the Sole Lead Arranger (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on November 21, 2018).
(k)(5)	Senior Secured Revolving Credit Agreement dated as of March 15, 2019, between the Company, as Borrower, the lenders from time to time parties thereto, SunTrust Bank as Administrative Agent and SunTrust Robinson Humphrey, Inc. and ING Capital LLC as Joint Lead Arrangers and Joint Bookrunners (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on March 19, 2019).
(k)(6)	First Amendment to Revolving Credit Agreement, dated as of June 6, 2019, by and among the Company, as the Initial Borrower, and Wells Fargo Bank, National Association, as the Administrative Agent for the Secured Parties and as a Lender (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed on August 7, 2019).
(k)(7)	Second Amendment to Revolving Credit Agreement, dated as of December 19, 2019, by and among the Company, as the Initial Borrower, and Wells Fargo Bank, National Association, as the Administrative Agent for the Secured Parties and as a Lender (incorporated by reference to Exhibit 10.9 to the Company’s annual report on Form 10-K filed February 26, 2020).
(k)(8)	Credit Agreement dated as of August 11, 2020, among OR Tech Financing I LLC, as Borrower, the Lenders referred to therein, Alter Domus (US) LLC, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and Alter Domus (US) LLC, as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed on August 11, 2020).
(k)(9)	Sale and Contribution Agreement dated as of August 11, 2020, between the Company, as Seller and OR Tech Financing I LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s quarterly report on Form 10-Q filed on August 11, 2020).

(k)(8)	First Amendment to Senior Secured Revolving Credit Agreement, dated as of September 3, 2020, by and among, the Company, the Lenders party thereto, Truist Bank (as successor by merger to SunTrust Bank) as Administrative Agent, a Swingline Lender, an Issuing Bank and a Lender, and ING Capital LLC, as a Swingline Lender, an Issuing Bank, and a Lender (incorporated by reference to Exhibit 10.3 to the Company’s quarterly report on Form 10-Q filed on November 10, 2020).
(k)(9)	Indenture and Security Agreement dated as of December 16, 2020, by and between Owl Rock Technology Financing 2020-1, as Issuer, Owl Rock Technology Financing 2020-1 LLC, as Co-Issuer and State Street Bank and Trust Company, as Trustee. (incorporated by reference to Exhibit 10.13 to the Company's annual report on Form 10-K filed on March 5, 2021).
(k)(10)	Collateral Management Agreement, dated as of December 16, 2020, between Owl Rock Technology Financing 2020-1 an Owl Rock Technology Advisors LLC. (incorporated by reference to Exhibit 10.14 to the Company's annual report on Form 10-K filed on March 5, 2021).
(k)(11)	Loan Sale Agreement dated as of December 16, 2020 between Owl Rock Technology Finance Corp., as Seller and Owl Rock Technology Financing 2020-1, as Purchaser. (incorporated by reference to Exhibit 10.15 to the Company's annual report on Form 10-K filed on March 5, 2021).
(k)(12)	Amended and Restated Administration Agreement between the Company and the Adviser, dated May 18, 2021 (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on May 19, 2021).
(l)	Form of Opinion and Consent of Eversheds Sutherland (US) LLP (incorporated by reference to Exhibit (l) to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form N-2 (File No. 333-254316) filed on June 4, 2021).
(n)(1)	Consent of PricewaterhouseCoopers LLP (previously filed as Exhibit (n)(1) to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form N-2 (File No. 333-254316) filed on June 4, 2021).
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)	Code of Ethics (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form 10 filed on August 10, 2018).

*
Filed herewith.

Item 26.
Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.
Item 27.
Other Expenses of Issuance and Distribution

Amount
U.S. Securities and Exchange Commission registration fee	$54,550
Trustee fees and expenses(1)	35,000
Printing expenses(1)	75,000
Legal fees and expenses(1)	550,000
Accounting fees and expenses(1)	79,000
Miscellaneous(1)	56,450
Total	850,000

(1)
These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.
Item 28.
Persons Controlled by or Under Common Control

The information contained under the headings “The Company,” “Management,” “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Shareholders” in this Registration Statement is incorporated herein by reference.
On September 24, 2018, we formed a wholly-owned subsidiary, OR Tech Lending LLC, a Delaware limited liability company. On June 10, 2020, we formed a wholly-owned subsidiary, OR Tech Financing I LLC, a Delaware limited liability company. On September 23, 2020, we formed a wholly-owned subsidiary, Owl Rock Technology Financing 2020-1 Ltd., an Exempted Company incorporated in the Cayman Islands with Limited Liability. On December 1, 2020, we formed a wholly-owned subsidiary, Owl Rock Technology Financing 2020-1 LLC, a Delaware limited liability company. On March 18, 2021, we formed a wholly-owned subsidiary, ORT KB LLC, a Delaware limited liability company. On March 29, 2021, we formed a wholly-owned subsidiary, ORTF BC 1 LLC, a Delaware limited liability company and a wholly-owned subsidiary, ORTF BC 2 LLC, a Delaware limited liability company.
Item 29.
Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock as of May 24, 2021.
Title of Class	Number of Record Holders
Common Stock	7,517
June 2025 Notes	1
December 2025 Notes	1
June 2026 Notes	1

Item 30.
Indemnification

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our certificate of incorporation and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.
So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.
The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.
We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.
We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.
Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in this Registration Statement in the sections entitled “The Company,” “Management” and “Management and Other Agreements.” Additional information regarding the Adviser and its officers is set forth in its Form ADV, filed with the SEC on March 26, 2020 (SEC File No. 801-113628), and is incorporated herein by reference.
Item 32.
Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:
(1)
The Registrant, 399 Park Avenue, 38 floor, New York, New York 10022;

(2)
The custodian and transfer agent, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900; and

(3)
The Adviser, 399 Park Avenue, 38th floor, New York, New York 10022.

Item 33.
Management Services

Not Applicable.
Item 34.
Undertakings

(1)
Not applicable.

(2)
Not applicable.

(3)
Not applicable.

(4)
We undertake that:

(a)
For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)
Not applicable.

(6)
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by one of our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)
We undertake to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 7th day of June, 2021.
OWL ROCK TECHNOLOGY FINANCE CORP.
By:	/s/ Alan Kirshenbaum Name: Alan Kirshenbaum Title: Chief Financial Officer and Chief Operating Officer
****
Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on June 7, 2021.
Name	Title
* Craig Packer	Chief Executive Officer and Director
* Edward D’Alelio	Director and Chairman of the Board of Directors
* Christopher M. Temple	Director and Chairman of the Audit Committee
* Eric Kaye	Director and Chairman of the Nominating and Corporate Governance Committee
* Brian Finn	Director
* Melissa Weiler	Director
/s/ Alan Kirshenbaum	Chief Financial Officer and Chief Operating Officer

*
Signed by Alan Kirshenbaum pursuant to a power of attorney signed by each individual and filed with this Registration Statement on March 16, 2021.